UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2016

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-ANN-0916x0917

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	25
MARKET NEUTRAL REAL ESTATE FUND	37
RISK MANAGED REAL ESTATE FUND	48
SMALL CAP VALUE FUND	62
STYLEPLUS—LARGE CORE FUND	75
STYLEPLUS—MID GROWTH FUND	88
WORLD EQUITY INCOME FUND	101
NOTES TO FINANCIAL STATEMENTS	114
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	130
OTHER INFORMATION	131
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	141
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	145

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Security Investors, LLC, and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal year ended September 30, 2016.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors.● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The fund’s use of derivatives such as futures, options, and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2016

● The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of short selling involves increased risk and costs. The fund risks paying more for a security than it received from its sale. ● The fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is no guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Index is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT U.S. Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (“NAREIT”) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	2.62%	(2.00%)	$ 1,000.00	$ 980.00	$ 13.00
C-Class	3.60%	(2.36%)	1,000.00	976.40	17.84
P-Class	2.50%	(1.85%)	1,000.00	981.50	12.42
Institutional Class	2.19%	(1.65%)	1,000.00	983.50	10.89
Large Cap Value Fund
A-Class	1.16%	9.20%	1,000.00	1,092.00	6.08
C-Class	1.91%	8.80%	1,000.00	1,088.00	10.00
P-Class	1.16%	9.24%	1,000.00	1,092.40	6.08
Institutional Class	0.92%	9.33%	1,000.00	1,093.30	4.83
Market Neutral Real Estate Fund
A-Class	1.63%	(0.61%)	1,000.00	993.90	8.15
C-Class	2.37%	(0.94%)	1,000.00	990.60	11.83
P-Class	1.66%	(0.61%)	1,000.00	993.90	8.30
Institutional Class	1.38%	(0.45%)	1,000.00	995.50	6.90
Risk Managed Real Estate Fund
A-Class	1.74%	4.38%	1,000.00	1,043.80	8.91
C-Class	2.50%	3.99%	1,000.00	1,039.90	12.78
P-Class	1.76%	4.37%	1,000.00	1,043.70	9.02
Institutional Class	1.43%	4.53%	1,000.00	1,045.30	7.33
Small Cap Value Fund
A-Class	1.31%	6.92%	1,000.00	1,069.20	6.80
C-Class	2.06%	6.44%	1,000.00	1,064.40	10.66
P-Class	1.32%	6.91%	1,000.00	1,069.10	6.85
Institutional Class	1.06%	7.09%	1,000.00	1,070.90	5.50
StylePlus—Large Core Fund
A-Class	1.26%	7.68%	1,000.00	1,076.80	6.56
C-Class	2.19%	7.16%	1,000.00	1,071.60	11.37
P-Class	1.18%	7.73%	1,000.00	1,077.30	6.14
Institutional Class	0.94%	7.88%	1,000.00	1,078.80	4.90
StylePlus—Mid Growth Fund
A-Class	1.36%	7.14%	1,000.00	1,071.40	7.06
C-Class	2.26%	6.63%	1,000.00	1,066.30	11.71
P-Class	1.29%	7.16%	1,000.00	1,071.60	6.70
Institutional Class	1.43%	7.07%	1,000.00	1,070.70	7.42
World Equity Income Fund
A-Class	1.41%	4.35%	1,000.00	1,043.50	7.22
C-Class	2.22%	3.92%	1,000.00	1,039.20	11.35
P-Class	1.27%	5.09%	1,000.00	1,050.90	6.53
Institutional Class	1.22%	4.45%	1,000.00	1,044.50	6.25

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	2.62%	5.00%	$ 1,000.00	$ 1,011.93	$ 13.21
C-Class	3.60%	5.00%	1,000.00	1,007.02	18.11
P-Class	2.50%	5.00%	1,000.00	1,012.53	12.61
Institutional Class	2.19%	5.00%	1,000.00	1,014.09	11.06
Large Cap Value Fund
A-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
C-Class	1.91%	5.00%	1,000.00	1,015.49	9.65
P-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
Institutional Class	0.92%	5.00%	1,000.00	1,020.46	4.66
Market Neutral Real Estate Fund
A-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
C-Class	2.37%	5.00%	1,000.00	1,013.19	11.96
P-Class	1.66%	5.00%	1,000.00	1,016.75	8.39
Institutional Class	1.38%	5.00%	1,000.00	1,018.15	6.98
Risk Managed Real Estate Fund
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.50%	5.00%	1,000.00	1,016.29	12.61
P-Class	1.76%	5.00%	1,000.00	1,019.60	8.90
Institutional Class	1.43%	5.00%	1,000.00	1,017.90	7.23
Small Cap Value Fund
A-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
C-Class	2.06%	5.00%	1,000.00	1,014.74	10.40
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Institutional Class	1.06%	5.00%	1,000.00	1,019.75	5.37
StylePlus—Large Core Fund
A-Class	1.26%	5.00%	1,000.00	1,018.75	6.38
C-Class	2.19%	5.00%	1,000.00	1,014.09	11.06
P-Class	1.18%	5.00%	1,000.00	1,019.15	5.97
Institutional Class	0.94%	5.00%	1,000.00	1,020.36	4.76
StylePlus—Mid Growth Fund
A-Class	1.36%	5.00%	1,000.00	1,018.25	6.88
C-Class	2.26%	5.00%	1,000.00	1,013.74	11.41
P-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
Institutional Class	1.43%	5.00%	1,000.00	1,017.90	7.23
World Equity Income Fund
A-Class	1.41%	5.00%	1,000.00	1,018.00	7.13
C-Class	2.22%	5.00%	1,000.00	1,013.94	11.21
P-Class	1.27%	5.00%	1,000.00	1,024.72	6.43
Institutional Class	1.22%	5.00%	1,000.00	1,018.95	6.17

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expenses. Excluding these expenses, the operating expense ratio for the Alpha Opportunity Fund would be 2.11%, 2.87%, 1.81% and 1.42% and the Risk Managed Real Estate Fund would be 1.29%, 2.04%, 1.29% and 0.99% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Vice President and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended September 30, 2016.

For the one year period ended September 30, 2016, the Guggenheim Alpha Opportunity Fund returned 3.70%1, compared with the 15.43% return of its benchmark, the S&P 500 Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 1.12%.

Investment Approach

For the period, the Fund was managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Performance Review

On average during the period, the Fund held about 132% of assets in long securities, and 95% short–for an average net-dollar exposure of 37%. The realized net beta (sensitivity of monthly Fund returns to broad market moves) averaged around 0.08 during the year. This low realized beta is partly by design (the Fund target net beta ranged in the 0.10 to 0.30 during the trailing year) and partly due to some significant alpha being produced during the January market drop (when the Fund ended with gains while the broad market declined more than 5%). For the period, the long positions averaged a return of +14.6%, compared to the Russell 3000 index return of +15.0%. Short positions averaged a return of 12.6%, so the short positions detracted from performance. Still, the shorts rose less than the market, thus providing the bulk of the fund’s “alpha” for the period.

The year ending September 30, 2016, included a broad market that ground higher as interest rates continued their long term trend of quantitative easing-led declines. With risk free rates declining in most major developed nations, the relative yield and return potential of stocks proved too attractive to resist. In most developed nations, stocks actually provided more income than long term government bonds, with a potential growth kicker that bonds could not provide.

However, looking inside the broad market moves, the trailing year was really a story of two halves. For the last quarter of 2015 and first quarter of 2016, global growth prospects looked grim, and the risk default of energy and materials companies was driving credit fears through the markets. In that environment, any tilt towards higher quality and lower volatility businesses paid off tremendously. The Fund’s tilt towards defensive sectors (Consumer Staples, Utilities, Telecom, and Health Care), close to zero net exposure in Energy, and net short in Materials–all paid off during those six months, with positive returns close to overall market levels and with fairly low net beta to that market.

During the final six months of the fiscal year, certain global economic indicators improved (including some key indicators in China–which serves as the largest marginal growth consumption story), leading to a rebound in risk-on sectors and low quality firms. The Fund gave back about 2% of its earlier gains despite the continued rise in the broad market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

For the full year, the strategy’s financial fundamental tilts provided some positive alpha–led by higher free cash flow and profitability biases. The Fund’s sector exposures also provided positive return to the Fund with long exposures to Utilities and short exposures to Consumer Discretionary being the largest contributors.

Derivatives in the Fund are used only to take an equity long or short position above 100% of NAV (that is, to increase leverage). Long side average exposure was 132% for the period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Long Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	1.5%
CVS Health Corp.	1.5%
Danaher Corp.	1.4%
Southwest Airlines Co.	1.3%
AT&T, Inc.	1.3%
Verizon Communications, Inc.	1.2%
Fluor Corp.	1.1%
HCA Holdings, Inc.	1.0%
UniFirst Corp.	1.0%
UGI Corp.	1.0%
Top Ten Total	12.3%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	3.70%	14.20%	8.00%
A-Class Shares with sales charge†	-1.24%	13.09%	7.36%
C-Class Shares	2.91%	13.33%	7.17%
C-Class Shares with CDSC‡	1.91%	13.33%	7.17%
S&P 500 Index	15.43%	16.37%	7.24%
Morningstar Long/Short Equity Category Average	1.12%	5.49%	4.16%
		1 Year	Since Inception (05/01/15)
P-Class Shares		3.86%	-0.04%
S&P 500 Index		15.43%	4.28%
Morningstar Long/Short Equity Category Average		1.12%	-3.11%
	1 Year	5 Year	Since Inception (11/07/08)
Institutional Class Shares	4.20%	14.66%	13.31%
S&P 500 Index	15.43%	16.37%	13.75%
Morningstar Long/Short Equity Category Average	1.12%	5.49%	5.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 94.9%

Consumer, Non-cyclical - 29.4%
Danaher Corp.	13,550	$1,062,184
HCA Holdings, Inc.*,1	10,891	823,686
United Natural Foods, Inc.*	17,457	698,978
AbbVie, Inc.[1]	10,999	693,707
Sanderson Farms, Inc.	7,142	687,989
Express Scripts Holding Co.*,1	9,750	687,668
Laboratory Corporation of America Holdings*,2	4,926	677,226
Pfizer, Inc.	19,856	672,523
ManpowerGroup, Inc.	9,255	668,766
AmerisourceBergen Corp. — Class A	8,144	657,872
Tyson Foods, Inc. — Class A1	8,438	630,065
Quest Diagnostics, Inc.[1]	6,984	591,056
United Therapeutics Corp.*,1	4,889	577,293
DaVita, Inc.*	8,570	566,220
JM Smucker Co.[2]	4,163	564,253
Dr Pepper Snapple Group, Inc.[1]	6,003	548,134
MEDNAX, Inc.*	8,148	539,805
Dean Foods Co.[1]	31,771	521,044
Ingredion, Inc.[1]	3,842	511,217
Total System Services, Inc.	10,552	497,527
Darling Ingredients, Inc.*,1	36,382	491,521
Flowers Foods, Inc.[1]	32,137	485,911
United Rentals, Inc.*	5,714	448,492
Merck & Company, Inc.[2]	6,644	414,652
Charles River Laboratories International, Inc.*,1	4,789	399,115
Whole Foods Market, Inc.	13,489	382,413
Johnson & Johnson[2]	3,061	361,596
Kimberly-Clark Corp.	2,851	359,625
LifePoint Health, Inc.*,1	5,744	340,217
SpartanNash Co.[1]	11,657	337,120
Coty, Inc. — Class A*	14,000	329,000
Post Holdings, Inc.*	4,226	326,120
Universal Corp.	5,559	323,645
Cambrex Corp.*,1	7,036	312,821
Emergent BioSolutions, Inc.*	9,878	311,454
Becton Dickinson and Co.	1,706	306,619
Robert Half International, Inc.	7,993	302,615
ResMed, Inc.[1]	4,454	288,575
Deluxe Corp.[1]	4,256	284,386
RR Donnelley & Sons Co.	17,596	276,609
Avery Dennison Corp.	3,487	271,254
VCA, Inc.*	3,823	267,534
SUPERVALU, Inc.*	52,940	264,171
Chemed Corp.[1]	1,866	263,237
Hill-Rom Holdings, Inc.	4,113	254,924
Intuitive Surgical, Inc.*	350	253,691
Henry Schein, Inc.*	1,518	247,404
Hain Celestial Group, Inc.*	6,706	238,599
Baxter International, Inc.	4,911	233,764
Air Methods Corp.*,1	7,419	233,624
Sysco Corp.	4,711	230,886
Magellan Health, Inc.*	4,199	225,612
Sarepta Therapeutics, Inc.*	2,000	122,820
McKesson Corp.	400	66,700
Total Consumer, Non-cyclical		23,133,939

Industrial - 13.4%
Fluor Corp.[1]	16,844	864,434
WestRock Co.	13,765	667,327
Huntington Ingalls Industries, Inc.[1]	3,670	563,051
Arrow Electronics, Inc.*,1	7,642	488,859
Boeing Co.[2]	3,413	449,628
ITT, Inc.[1]	12,154	435,599
Vishay Intertechnology, Inc.[1]	25,874	364,565
Crane Co.[1]	5,639	355,313
Trinity Industries, Inc.	13,787	333,370
Methode Electronics, Inc.[1]	9,473	331,271
Sanmina Corp.*	11,467	326,465
Barnes Group, Inc.[1]	7,993	324,116
Saia, Inc.*,1	10,488	314,220
Keysight Technologies, Inc.*,1	9,895	313,573
Jacobs Engineering Group, Inc.*	5,932	306,803
Timken Co.[1]	8,526	299,604
FedEx Corp.	1,637	285,951
Federal Signal Corp.[1]	21,493	284,997
Applied Industrial Technologies, Inc.[1]	5,935	277,402
ArcBest Corp.[1]	14,340	272,747
Mueller Industries, Inc.[1]	8,296	268,956
Waters Corp.*	1,667	264,203
United Parcel Service, Inc. — Class B	2,313	252,950
Rockwell Automation, Inc.	2,030	248,350
Harris Corp.[2]	2,599	238,094
Rockwell Collins, Inc.	2,820	237,839
Landstar System, Inc.	3,446	234,604
Tech Data Corp.*,1	2,762	233,969
Werner Enterprises, Inc.	10,036	233,538
Lockheed Martin Corp.	969	232,289
Avnet, Inc.[1]	5,493	225,542
Total Industrial		10,529,629

Consumer, Cyclical - 12.1%
Wal-Mart Stores, Inc.[1]	16,158	1,165,315
CVS Health Corp.[1]	13,076	1,163,633
Southwest Airlines Co.	26,619	1,035,213
UniFirst Corp.	6,155	811,598
Alaska Air Group, Inc.	11,482	756,205
JetBlue Airways Corp.*	34,985	603,141
Foot Locker, Inc.	5,763	390,270
Hawaiian Holdings, Inc.*	6,719	326,543
Polaris Industries, Inc.	4,134	320,137
Scotts Miracle-Gro Co. — Class A1	3,597	299,522
General Motors Co.	9,324	296,224
American Airlines Group, Inc.	7,016	256,856
Big Lots, Inc.	5,307	253,409
Dana, Inc.[1]	16,044	250,126
Thor Industries, Inc.[1]	2,931	248,256
Brunswick Corp.[1]	5,020	244,876
Macy’s, Inc.[2]	6,562	243,122
Staples, Inc.	27,226	232,782

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Value

Skechers U.S.A., Inc. — Class A*	10,064	$230,466
Brinker International, Inc.	4,542	229,053
Delta Air Lines, Inc.	3,528	138,862
Total Consumer, Cyclical		9,495,609

Technology - 11.4%
Intel Corp.[2]	18,976	716,344
HP, Inc.[2]	40,710	632,227
Apple, Inc.[1]	5,305	599,730
CA, Inc.[1]	17,609	582,505
NetApp, Inc.	15,411	552,022
International Business Machines Corp.[2]	3,364	534,371
Tessera Technologies, Inc.	13,619	523,514
Convergys Corp.[1]	16,810	511,360
Brocade Communications Systems, Inc.[1]	52,978	488,987
Oracle Corp.[1]	11,935	468,807
CACI International, Inc. — Class A*,1	3,592	362,433
Science Applications International Corp.[1]	5,188	359,892
Allscripts Healthcare Solutions, Inc.*	25,983	342,196
NCR Corp.*	9,328	300,268
Fidelity National Information Services, Inc.	3,811	293,561
Sykes Enterprises, Inc.*,1	9,351	263,044
Mentor Graphics Corp.	9,918	262,232
Seagate Technology plc	6,474	249,573
Fiserv, Inc.*	2,351	233,854
Broadridge Financial Solutions, Inc.[1]	3,443	233,401
VeriFone Systems, Inc.*	14,640	230,434
Icad, Inc.*,1	40,332	209,726
Total Technology		8,950,481

Utilities - 8.8%
UGI Corp.[1]	17,388	786,633
Ameren Corp.[2]	15,314	753,143
FirstEnergy Corp.[2]	18,887	624,782
Southwest Gas Corp.[2]	7,635	533,381
Pinnacle West Capital Corp.[1]	7,003	532,158
Duke Energy Corp.[2]	6,205	496,648
Edison International[2]	6,423	464,062
American Electric Power Company, Inc.[1]	7,090	455,249
AES Corp.	27,785	357,037
Vectren Corp.	6,485	325,547
Hawaiian Electric Industries, Inc.	9,792	292,291
Xcel Energy, Inc.	6,932	285,182
DTE Energy Co.	2,986	279,699
OGE Energy Corp.[1]	7,987	252,549
PG&E Corp.	4,125	252,326
American Water Works Company, Inc.	3,072	229,909
Total Utilities		6,920,596

Communications - 8.8%
AT&T, Inc.[1]	25,304	1,027,595
Verizon Communications, Inc.[2]	18,274	949,883
Juniper Networks, Inc.	32,135	773,168
Time Warner, Inc.[1]	8,511	677,561
Discovery Communications, Inc. — Class A*,1	23,348	628,528
Viacom, Inc. — Class B1	14,170	539,877
Frontier Communications Corp.	117,436	488,534
VeriSign, Inc.*	6,040	472,570
AMC Networks, Inc. — Class A*,1	8,709	451,649
Comcast Corp. — Class A	5,692	377,607
eBay, Inc.*,2	8,293	272,839
Ciena Corp.*,1	10,684	232,911
Total Communications		6,892,722

Financial - 7.7%
Aflac, Inc.[1]	8,936	642,230
Prudential Financial, Inc.[1]	7,640	623,806
State Street Corp.	7,303	508,508
Interactive Brokers Group, Inc. — Class A2	12,868	453,854
Discover Financial Services	6,679	377,698
Selective Insurance Group, Inc.[1]	9,174	365,676
American Financial Group, Inc.	4,458	334,350
Aspen Insurance Holdings Ltd.[1]	6,969	324,686
Old Republic International Corp.	18,348	323,292
Hanover Insurance Group, Inc.	4,064	306,507
MetLife, Inc.[1]	6,763	300,480
Signature Bank*,1	2,348	278,121
Bank of America Corp.[2]	15,982	250,119
RenaissanceRe Holdings Ltd.	2,021	242,843
Alliance Data Systems Corp.*	1,129	242,204
CNO Financial Group, Inc.[1]	15,349	234,379
Torchmark Corp.	3,631	231,985
Home BancShares, Inc.	1,981	41,225
Total Financial		6,081,963

Basic Materials - 2.4%
Eastman Chemical Co.	6,869	464,894
Nucor Corp.	8,726	431,500
International Paper Co.	8,911	427,550
Mosaic Co.	11,454	280,165
Steel Dynamics, Inc.	9,718	242,853
Total Basic Materials		1,846,962

Energy - 0.9%
Rowan Companies plc — Class A	17,853	270,651
Oasis Petroleum, Inc.*	20,824	238,851
HollyFrontier Corp.	7,493	183,579
Total Energy		693,081

Total Common Stocks
(Cost $71,281,146)		74,544,982

SHORT-TERM INVESTMENTS† - 6.1%
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Class 0.15%[3]	4,805,034	4,805,034
Total Short-Term Investments
(Cost $4,805,034)		4,805,034

Total Investments - 101.0%
(Cost $76,086,180)		$79,350,016

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS SOLD SHORT† - (17.2)%
Communications - (0.5)%
Amazon.com, Inc.*	523	$(437,913)

Industrial - (1.4)%
EnPro Industries, Inc.	6,364	(361,602)
Louisiana-Pacific Corp.*	37,885	(713,374)
Total Industrial		(1,074,976)

Consumer, Non-cyclical - (1.5)%
Cantel Medical Corp.	3,516	(274,178)
Monro Muffler Brake, Inc.	4,941	(302,241)
Vertex Pharmaceuticals, Inc.*	7,386	(644,133)
Total Consumer, Non-cyclical		(1,220,552)

Basic Materials - (2.1)%
NewMarket Corp.	677	(290,650)
Sensient Technologies Corp.	5,127	(388,626)
Royal Gold, Inc.	12,387	(959,125)
Total Basic Materials		(1,638,401)

Consumer, Cyclical - (2.4)%
Crocs, Inc.*	28,138	(233,546)
Pool Corp.	2,532	(239,325)
LKQ Corp.*	7,060	(250,347)
Popeyes Louisiana Kitchen, Inc.*	4,795	(254,806)
Mobile Mini, Inc.	8,620	(260,324)
Motorcar Parts of America, Inc.*	9,309	(267,913)
Papa John’s International, Inc.	4,631	(365,154)
Total Consumer, Cyclical		(1,871,415)

Technology - (3.0)%
Ultimate Software Group, Inc.*	1,457	(297,796)
CommVault Systems, Inc.*	6,570	(349,064)
Silicon Laboratories, Inc.*	6,653	(391,196)
Medidata Solutions, Inc.*	8,759	(488,402)
Cypress Semiconductor Corp.	65,779	(799,873)
Total Technology		(2,326,331)

Financial - (6.3)%
Life Storage, Inc.	2,590	(230,355)
Safety Insurance Group, Inc.	3,786	(254,495)
American Assets Trust, Inc.	6,306	(273,554)
Glacier Bancorp, Inc.	10,385	(296,180)
Liberty Property Trust	7,503	(302,746)
Community Bank System, Inc.	6,315	(303,815)
Webster Financial Corp.	8,553	(325,099)
Morgan Stanley	10,912	(349,839)
Camden Property Trust	4,314	(361,254)
Federal Realty Investment Trust	2,508	(386,057)
EastGroup Properties, Inc.	5,255	(386,558)
Boston Properties, Inc.	3,268	(445,396)
Associated Banc-Corp.	25,408	(497,743)
Valley National Bancorp	53,709	(522,589)
Total Financial		(4,935,680)

Total Common Stocks Sold Short
(Proceeds $11,916,521)		(13,505,268)
Total Securities Sold Short - (17.2)%
(Proceeds $11,916,521)		$(13,505,268)
Other Assets & Liabilities, net - 16.2%		12,750,137
Total Net Assets - 100.0%		$78,594,885

		Unrealized Gain (Loss)

OTC EQUITY SWAP AGREEMENTS ††
Morgan Stanley February 2017 Alpha Opportunity Portfolio Long Custom Basket Swap 1.02%[4] Terminating 02/03/17 (Notional Value $36,077,415)		$1,705,536
Morgan Stanley February 2017 Alpha Opportunity Portfolio Short Custom Basket Swap 0.05%[5] Terminating 02/03/17 (Notional Value $69,238,333)		$(3,615,837)

	Shares

CUSTOM BASKET OF LONG SECURITIES[4]
WellCare Health Plans, Inc.*	7,678	295,505
InterDigital, Inc.	8,939	290,442
Cisco Systems, Inc.	27,017	187,635
Energizer Holdings, Inc.	11,328	169,183
SYNNEX Corp.	5,435	155,542
Principal Financial Group, Inc.	9,580	143,137
UnitedHealth Group, Inc.	7,008	108,736
EMCOR Group, Inc.	7,620	97,907
Biogen, Inc.*	2,197	91,997
United Continental Holdings, Inc.*	15,489	84,169
Cummins, Inc.	4,754	79,903
QUALCOMM, Inc.	3,702	73,779
Mallinckrodt plc*	5,617	68,988
Lincoln National Corp.	8,119	66,247
Teradyne, Inc.	25,139	64,738
Teradata Corp.*	9,499	59,355
Amgen, Inc.	3,746	57,618
Western Union Co.	20,465	49,704
CenterPoint Energy, Inc.	20,392	44,969
Xerox Corp.	74,136	43,935
Hologic, Inc.*	8,444	38,940
Universal Health Services, Inc. — Class B	4,561	36,819
Molina Healthcare, Inc.*	11,822	36,072
WR Berkley Corp.	4,570	32,032
Microsoft Corp.	4,079	31,020
Scripps Networks Interactive, Inc. — Class A	14,255	25,883
F5 Networks, Inc.*	3,102	25,108
Allstate Corp.	5,024	24,363

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Gain (Loss)

Citigroup, Inc.	5,241	$22,883
Everest Re Group Ltd.	2,886	20,825
AECOM*	14,354	20,607
McKesson Corp.	3,318	20,425
DST Systems, Inc.	1,934	18,682
Carlisle Companies, Inc.	3,472	15,321
Agilent Technologies, Inc.	7,262	14,295
Hartford Financial Services Group, Inc.	5,554	13,496
Accenture plc — Class A	2,506	12,040
Travelers Companies, Inc.	6,835	9,677
PepsiCo, Inc.	2,384	8,967
JPMorgan Chase & Co.	5,856	8,303
Snap-on, Inc.	1,517	3,884
Altria Group, Inc.	5,504	2,415
Casey’s General Stores, Inc.	3,528	2,408
Telephone & Data Systems, Inc.	12,954	1,346
Public Service Enterprise Group, Inc.	14,507	517
IPG Photonics Corp.*	4,337	421
Best Buy Company, Inc.	9,145	(786)
Synchrony Financial	18,866	(1,768)
Archer-Daniels-Midland Co.	13,211	(2,580)
Bed Bath & Beyond, Inc.	7,965	(2,866)
Target Corp.	5,083	(3,363)
Automatic Data Processing, Inc.	2,633	(6,206)
Equity Residential	3,616	(7,091)
Cardinal Health, Inc.	8,967	(9,266)
Pitney Bowes, Inc.	15,649	(11,446)
Consolidated Edison, Inc.	9,973	(11,694)
Progressive Corp.	16,124	(16,277)
Wells Fargo & Co.	12,898	(19,762)
Delta Air Lines, Inc.	14,930	(20,787)
The Gap, Inc.	18,804	(22,140)
Campbell Soup Co.	4,234	(34,591)
Level 3 Communications, Inc.*	17,172	(46,916)
Cal-Maine Foods, Inc.	11,447	(48,386)
CenturyLink, Inc.	34,789	(54,865)
ATN International, Inc.	5,623	(58,101)
Ford Motor Co.	57,578	(62,418)
Gilead Sciences, Inc.	14,067	(64,068)
Michael Kors Holdings Ltd.*	17,306	(65,114)
Cognizant Technology Solutions Corp. — Class A*	10,285	(74,265)
Kroger Co.	31,450	(181,547)
First Solar, Inc.*	7,466	(209,183)
Total Custom Basket of Long Securities		1,644,752

CUSTOM BASKET OF SHORT SECURITIES[5]
Hanesbrands, Inc.	(16,078)	87,410
VF Corp.	(7,353)	51,922
Alexion Pharmaceuticals, Inc.*	(4,386)	48,014
Cree, Inc.*	(9,924)	39,747
New York Community Bancorp, Inc.	(64,294)	39,337
Kate Spade & Co.*	(19,530)	33,763
Orbital ATK, Inc.	(3,310)	33,501
Core-Mark Holding Company, Inc.	(8,575)	33,285
Mattel, Inc.	(13,680)	30,782
New Jersey Resources Corp.	(6,800)	29,470
NIKE, Inc. — Class B	(11,384)	29,195
Bank of the Ozarks, Inc.	(6,626)	28,808
Macerich Co.	(3,319)	25,626
Fortune Brands Home & Security, Inc.	(4,038)	23,961
General Electric Co.	(27,739)	23,548
AvalonBay Communities, Inc.	(2,552)	18,719
FactSet Research Systems, Inc.	(1,738)	18,629
Extra Space Storage, Inc.	(3,340)	18,524
TripAdvisor, Inc.*	(8,934)	16,860
Aerovironment, Inc.*	(12,029)	16,138
UDR, Inc.	(11,998)	13,663
Under Armour, Inc. — Class A*	(11,447)	13,573
AutoNation, Inc.*	(5,721)	13,348
Tempur Sealy International, Inc.*	(4,548)	13,314
Dollar Tree, Inc.*	(4,073)	12,646
Healthcare Realty Trust, Inc.	(7,719)	10,003
salesforce.com, Inc.*	(3,763)	9,083
Kilroy Realty Corp.	(3,423)	8,949
Jones Lang LaSalle, Inc.	(2,018)	8,382
NiSource, Inc.	(16,883)	8,035
Intuit, Inc.	(3,298)	7,847
Mohawk Industries, Inc.*	(1,129)	7,340
Highwoods Properties, Inc.	(4,522)	7,002
Essex Property Trust, Inc.	(1,398)	6,188
Eversource Energy	(4,192)	5,227
Equinix, Inc.	(1,050)	4,818
Manhattan Associates, Inc.*	(4,027)	4,612
Legg Mason, Inc.	(10,212)	3,945
Panera Bread Co. — Class A*	(1,235)	3,342
MDC Holdings, Inc.	(12,487)	3,043
Paychex, Inc.	(3,984)	2,994
Prologis, Inc.	(7,858)	2,938
Northern Trust Corp.	(3,468)	2,409
PNC Financial Services Group, Inc.	(3,783)	2,095
Regeneron Pharmaceuticals, Inc.*	(574)	1,943
Tractor Supply Co.	(3,444)	1,919
3M Co.	(1,318)	1,560
Moody’s Corp.	(2,141)	965
Monster Beverage Corp.*	(1,594)	453
McDonald’s Corp.	(2,862)	303
Intercontinental Exchange, Inc.	(1,451)	122
Financial Engines, Inc.	(8,034)	80
Kennametal, Inc.	(12,181)	(370)
Advance Auto Parts, Inc.	(1,576)	(1,217)
Lennox International, Inc.	(1,673)	(1,539)
Bottomline Technologies de, Inc.*	(10,062)	(1,691)
Tiffany & Co.	(6,130)	(1,739)
Eli Lilly & Co.	(5,810)	(1,813)
Alphabet, Inc. — Class C*	(304)	(2,561)
Priceline Group, Inc.*	(160)	(2,568)
Wendy’s Co.	(32,138)	(2,590)
Ecolab, Inc.	(3,382)	(2,903)
Kite Realty Group Trust	(12,815)	(3,467)
Fulton Financial Corp.	(22,421)	(3,659)
AMETEK, Inc.	(4,967)	(3,878)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Loss

Bob Evans Farms, Inc.	(8,255)	$(3,892)
Illinois Tool Works, Inc.	(3,079)	(4,327)
Starbucks Corp.	(4,407)	(4,353)
O’Reilly Automotive, Inc.*	(850)	(4,537)
IDEXX Laboratories, Inc.*	(2,154)	(4,595)
Sterling Bancorp	(13,838)	(4,802)
Air Products & Chemicals, Inc.	(1,588)	(4,885)
Arthur J Gallagher & Co.	(4,886)	(5,378)
Hasbro, Inc.	(3,005)	(5,526)
Edgewell Personal Care Co.*	(3,046)	(5,533)
Facebook, Inc. — Class A*	(4,169)	(5,934)
Sempra Energy	(3,800)	(5,967)
Stericycle, Inc.*	(2,999)	(6,403)
Expeditors International of Washington, Inc.	(4,661)	(6,512)
Ross Stores, Inc.	(3,752)	(6,587)
Electronic Arts, Inc.*	(3,127)	(7,615)
Zoetis, Inc.	(5,643)	(8,116)
Roper Technologies, Inc.	(1,546)	(8,262)
CF Industries Holdings, Inc.	(16,232)	(8,286)
J.C. Penney Company, Inc.*	(26,669)	(8,334)
General Dynamics Corp.	(2,312)	(8,470)
Expedia, Inc.	(3,168)	(8,705)
International Flavors & Fragrances, Inc.	(1,702)	(9,379)
Mastercard, Inc. — Class A	(4,943)	(9,551)
Group 1 Automotive, Inc.	(3,881)	(10,365)
Masco Corp.	(8,419)	(10,610)
Taubman Centers, Inc.	(3,393)	(10,836)
Dominion Resources, Inc.	(5,962)	(10,901)
Alexandria Real Estate Equities, Inc.	(5,974)	(11,123)
Donaldson Company, Inc.	(6,914)	(11,159)
Acuity Brands, Inc.	(885)	(11,180)
Genesee & Wyoming, Inc. — Class A*	(3,541)	(11,641)
People’s United Financial, Inc.	(26,075)	(13,113)
CME Group, Inc. — Class A	(5,047)	(13,772)
Crown Castle International Corp.	(5,748)	(14,154)
Pioneer Natural Resources Co.	(1,308)	(14,390)
Weyerhaeuser Co.	(8,064)	(14,683)
BlackRock, Inc. — Class A	(1,021)	(14,734)
DCT Industrial Trust, Inc.	(5,291)	(14,901)
SVB Financial Group*	(2,292)	(15,055)
Microsemi Corp.*	(6,598)	(15,248)
Devon Energy Corp.	(6,407)	(16,592)
Weingarten Realty Investors	(6,031)	(16,849)
Xylem, Inc.	(8,612)	(17,195)
Simon Property Group, Inc.	(1,916)	(18,206)
Equifax, Inc.	(1,751)	(18,441)
B/E Aerospace, Inc.	(6,366)	(19,050)
Pentair plc	(3,899)	(19,093)
Netflix, Inc.*	(4,388)	(19,454)
Invesco Ltd.	(16,517)	(19,535)
Toll Brothers, Inc.*	(19,603)	(20,156)
Edwards Lifesciences Corp.*	(3,865)	(20,207)
NVIDIA Corp.	(4,566)	(20,340)
MSCI, Inc. — Class A	(3,440)	(20,892)
Wabtec Corp.	(3,105)	(21,018)
Kansas City Southern	(4,065)	(22,161)
Anadarko Petroleum Corp.	(4,027)	(22,422)
Esterline Technologies Corp.*	(4,334)	(22,423)
Wynn Resorts Ltd.	(7,932)	(23,223)
American Tower Corp. — Class A	(2,602)	(23,469)
Take-Two Interactive Software, Inc.*	(10,441)	(23,600)
Trimble, Inc.*	(9,334)	(24,202)
Alliant Energy Corp.	(6,071)	(24,249)
Marriott Vacations Worldwide Corp.	(7,580)	(24,538)
Red Hat, Inc.*	(5,215)	(25,284)
Royal Caribbean Cruises Ltd.	(7,159)	(27,504)
Realty Income Corp.	(6,494)	(27,819)
Education Realty Trust, Inc.	(6,937)	(27,908)
Ashland Global Holdings, Inc.	(3,850)	(28,045)
Freeport-McMoRan, Inc.	(92,773)	(28,212)
Electronics for Imaging, Inc.*	(6,014)	(28,401)
SL Green Realty Corp.	(2,921)	(29,396)
Four Corners Property Trust, Inc.	(13,445)	(30,976)
Equity One, Inc.	(13,336)	(32,277)
TransDigm Group, Inc.*	(1,432)	(32,934)
Five Below, Inc.*	(9,609)	(34,784)
Garmin Ltd.	(4,869)	(36,206)
Domino’s Pizza, Inc.	(1,979)	(37,044)
Welltower, Inc.	(4,944)	(37,469)
Jack in the Box, Inc.	(3,636)	(38,853)
Chipotle Mexican Grill, Inc. — Class A*	(1,936)	(39,149)
Adobe Systems, Inc.*	(5,038)	(40,705)
American International Group, Inc.	(10,303)	(44,719)
Ulta Salon Cosmetics & Fragrance, Inc.*	(1,538)	(45,068)
Navient Corp.	(18,785)	(46,701)
Ventas, Inc.	(4,176)	(47,672)
South Jersey Industries, Inc.	(12,177)	(49,298)
Lexington Realty Trust	(27,923)	(49,330)
Tyler Technologies, Inc.*	(1,711)	(49,609)
Fortinet, Inc.*	(14,529)	(49,909)
Caterpillar, Inc.	(7,277)	(50,106)
Vornado Realty Trust	(5,022)	(53,948)
Lithia Motors, Inc. — Class A	(4,326)	(54,006)
Yum! Brands, Inc.	(5,445)	(55,131)
Vulcan Materials Co.	(4,756)	(55,810)
Duke Realty Corp.	(15,558)	(55,922)
Sotheby’s	(9,258)	(57,276)
Douglas Emmett, Inc.	(10,265)	(57,412)
Nektar Therapeutics*	(23,551)	(59,524)
FMC Corp.	(8,066)	(61,830)
Mercury General Corp.	(8,400)	(63,320)
Martin Marietta Materials, Inc.	(2,170)	(64,116)
Cooper Companies, Inc.	(1,625)	(72,247)
HCP, Inc.	(11,784)	(73,972)
Dunkin’ Brands Group, Inc.	(8,518)	(74,354)
Corning, Inc.	(31,023)	(74,538)
Leucadia National Corp.	(27,398)	(78,465)
Deere & Co.	(13,614)	(79,180)
Copart, Inc.*	(7,228)	(82,444)
CarMax, Inc.*	(11,616)	(84,236)
Zebra Technologies Corp. — Class A*	(4,304)	(84,277)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Loss

MDU Resources Group, Inc.	(13,101)	$(88,049)
PTC, Inc.*	(11,489)	(93,829)
Semtech Corp.*	(14,051)	(97,410)
Cintas Corp.	(6,397)	(105,651)
S&P Global, Inc.	(2,954)	(114,949)
Stillwater Mining Co.*	(40,598)	(129,136)
Balchem Corp.	(7,334)	(135,722)
Itron, Inc.*	(6,605)	(142,430)
Autodesk, Inc.*	(14,386)	(177,146)
Total Custom Basket of Short Securities		(3,493,452)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2016.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2016.
[3]	Rate indicated is the 7 day yield as of September 30, 2016.
[4]	Total Return is based on the return of the custom basket of long securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2016.
[5]	Total Return is based on the return of the custom basket of short securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$74,544,982	$—	$—	$—	$74,544,982
Equity Swap Agreements	—	—	1,705,536	—	1,705,536
Short-Term Investments	4,805,034	—	—	—	4,805,034
Total	$79,350,016	$—	$1,705,536	$—	$81,055,552

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$13,505,268	$—	$—	$—	$13,505,268
Equity Swap Agreements	—	—	3,615,837	—	3,615,837
Total	$13,505,268	$—	$3,615,837	$—	$17,121,105

*	Other financial instruments include swaps which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $76,086,180)	$79,350,016
Segregated cash with broker	14,872,524
Unrealized appreciation on swap agreements	1,705,536
Prepaid expenses	24,502
Cash	2,944
Receivables:
Securities sold	100,683
Fund shares sold	267,048
Dividends	79,493
Investment Adviser	34,988
Total assets	96,437,734

Liabilities:
Securities sold short, at value (proceeds $11,916,521)	13,505,268
Unrealized depreciation on swap agreements	3,615,837
Payable for:
Securities purchased	330,017
Swap settlement	147,120
Fund shares redeemed	114,072
Transfer agent/maintenance fees	8,245
Fund accounting/administration fees	6,104
Distribution and service fees	5,543
Trustees’ fees*	3,790
Miscellaneous	106,853
Total liabilities	17,842,849
Net assets	$78,594,885

Net assets consist of:
Paid in capital	$81,640,909
Accumulated net investment loss	(657,245)
Accumulated net realized loss on investments	(2,153,567)
Net unrealized depreciation on investments	(235,212)
Net assets	$78,594,885

A-Class:
Net assets	$16,041,318
Capital shares outstanding	840,836
Net asset value per share	$19.08
Maximum offering price per share (Net asset value divided by 95.25%)	$20.03

C-Class:
Net assets	$1,549,836
Capital shares outstanding	91,393
Net asset value per share	$16.96

P-Class:
Net assets	$4,453,328
Capital shares outstanding	233,065
Net asset value per share	$19.11

Institutional Class:
Net assets	$56,550,403
Capital shares outstanding	2,108,631
Net asset value per share	$26.82

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALPHA OPPORTUNITY FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends	$1,246,215
Interest	4,548
Total investment income	1,250,763

Expenses:
Management fees	920,524
Transfer agent/maintenance fees:
A-Class	20,063
C-Class	10,670
P-Class	1,120
Institutional Class	11,190
Distribution and service fees:
A-Class	37,609
C-Class	15,594
P-Class	6,534
Fund accounting/administration fees	68,823
Short sales dividend expense	363,789
Prime broker interest expense	61,449
Custodian fees	22,311
Trustees’ fees*	10,892
Miscellaneous	162,741
Total expenses	1,713,309
Less:
Expenses waived by Adviser	(7,081)
Net expenses	1,706,228
Net investment loss	(455,465)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,038,796
Swap agreements	(2,017,258)
Securities sold short	209,795
Net realized gain	1,231,333
Net change in unrealized appreciation (depreciation) on:
Investments	6,094,173
Securities sold short	(2,727,526)
Swap agreements	(1,825,091)
Net change in unrealized appreciation (depreciation)	1,541,556
Net realized and unrealized gain	2,772,889
Net increase in net assets resulting from operations	$2,317,424

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(455,465)	$(514,996)
Net realized gain on investments	1,231,333	666,067
Net change in unrealized appreciation (depreciation) on investments	1,541,556	(1,613,916)
Net increase (decrease) in net assets resulting from operations	2,317,424	(1,462,845)

Distributions to shareholders from:
Net investment income
A-Class	—	(1,982)
C-Class	—	(278)
Institutional Class	—	(297)
Total distributions to shareholders	—	(2,557)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,416,725	5,408,836
B-Class	—	235
C-Class	1,144,266	265,649
P-Class	6,055,462	139,796 *
Institutional Class	11,962,236	50,445,467
Distributions reinvested
A-Class	—	1,956
C-Class	—	273
Institutional Class	—	297
Cost of shares redeemed
A-Class	(9,133,848)	(2,010,069)
B-Class	—	(93)
C-Class	(831,133)	(182,978)
P-Class	(1,749,969)	(4,920)*
Institutional Class	(7,711,248)	(225,328)
Net increase from capital share transactions	13,152,491	53,839,121
Net increase in net assets	15,469,915	52,373,719

Net assets:
Beginning of year	63,124,970	10,751,251
End of year	$78,594,885	$63,124,970
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(657,245)	$85,210

Capital share activity:
Shares sold
A-Class	702,394	288,180
C-Class	68,002	15,608
P-Class	317,616	7,535 *
Institutional Class	448,620	1,897,857
Shares issued from reinvestment of distributions
A-Class	—	103
C-Class	—	16
Institutional Class	—	11
Shares redeemed
A-Class	(486,062)	(107,421)
C-Class	(49,650)	(11,312)
P-Class	(91,817)	(269)*
Institutional Class	(295,069)	(8,239)
Net increase in shares	614,034	2,082,069

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$18.39	$18.01	$16.22	$13.33	$9.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.35)	(.13)	.03	(—)[b]
Net gain (loss) on investments (realized and unrealized)	.88	.73	1.92	2.86	3.48
Net increase from payments by affiliates	—	—	—	—	.03
Total from investment operations	.69	.38	1.79	2.89	3.51
Less distributions from:
Net investment income	—	(—)[c]	—	—	—
Total distributions	—	(—)[c]	—	—	—
Net asset value, end of period	$19.08	$18.39	$18.01	$16.22	$13.33

Total Return[e]	3.70%	2.13%	11.04%	21.38%	35.74%[d]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,041	$11,485	$7,989	$7,749	$7,250
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.88%)	(0.73%)	0.19%	(0.01%)
Total expenses[f]	2.69%	3.92%	3.25%	3.99%	2.99%
Net expenses[g,i]	2.69%	2.94%	2.12%	2.14%	2.21%
Portfolio turnover rate	235%	124%	—	488%	707%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$16.47	$16.25	$14.74	$12.21	$9.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.44)	(.23)	(.07)	(.09)
Net gain (loss) on investments (realized and unrealized)	.78	.66	1.74	2.60	3.21
Net increase from payments by affiliates	—	—	—	—	.02
Total from investment operations	.49	.22	1.51	2.53	3.14
Less distributions from:
Net investment income	—	(—)[c]	—	—	—
Total distributions	—	(—)[c]	—	—	—
Net asset value, end of period	$16.96	$16.47	$16.25	$14.74	$12.21

Total Return[e]	2.91%	1.38%	10.24%	20.48%	34.62%[d]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,550	$1,203	$1,117	$1,206	$1,497
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(2.64%)	(1.46%)	(0.56%)	(0.76%)
Total expenses[f]	3.91%	4.81%	4.11%	4.84%	3.80%
Net expenses[g,i]	3.46%	3.68%	2.87%	2.89%	2.96%
Portfolio turnover rate	235%	124%	—	488%	707%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	.84	(.59)
Total from investment operations	.72	(.72)
Net asset value, end of period	$19.11	$18.39

Total Return[e]	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(1.77%)
Total expenses[f]	2.44%	3.31%
Net expenses[g,i]	2.44%	2.87%
Portfolio turnover rate	235%	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$25.73	$25.13	$22.58	$18.52	$13.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.40)	(.12)	.09	.04
Net gain (loss) on investments (realized and unrealized)	1.22	1.00	2.67	3.97	4.82
Net increase from payments by affiliates	—	—	—	—	.13
Total from investment operations	1.09	.60	2.55	4.06	4.99
Less distributions from:
Net investment income	—	(—)[c]	—	—	—
Total distributions	—	(—)[c]	—	—	—
Net asset value, end of period	$26.82	$25.73	$25.13	$22.58	$18.52

Total Return[e]	4.20%	2.41%	11.29%	21.60%	36.88%[d]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,550	$50,304	$1,645	$1,740	$1,518
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(1.55%)	(0.48%)	0.43%	0.24%
Total expenses[f]	2.23%	2.80%	2.90%	3.67%	2.68%
Net expenses[g,i]	2.23%	2.80%	1.87%	1.90%	1.96%
Portfolio turnover rate	235%	124%	—	488%	707%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]

For the year ended September 30, 2012, 0.30%, 0.22% and 0.96% of the Fund’s A-Class, C-Class and Institutional Class, respectively, total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding this item, total return would have been 35.44%, 34.40% and 35.92% for the Fund’s A-Class, C-Class and Institutional Class, respectively.

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers.
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/16	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	2.11%	2.11%	2.11%	2.11%	2.11%
C-Class	2.86%	2.86%	2.86%	2.86%	2.86%
P-Class	1.87%	2.10%	—	—	—
Institutional Class	1.63%	1.86%	1.86%	1.86%	1.86%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2016.

For the one year period ended September 30, 2016, the Guggenheim Large Cap Value Fund returned 15.69%1, compared with the 16.20% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs in the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest positive impact was in the Health Care and Information Technology sectors, the latter the best-performing sector in the Fund. On the negative side, the largest impact was in the Consumer Staples and the Materials sectors, the latter the best-performing sector in the Index.

The top two individual contributors on an absolute basis were Chevron Corporation, the integrated oil company that responded well to the rebound in the price of oil, and Johnson & Johnson, a health care products company that had solid growth over the period. Another holding with strong performance was Kinder Morgan, which was purchased after the much of the oil price drop and responded well to the rebound in prices with strong results in its product pipelines and terminals segments.

The leading individual detractors from the Fund’s return on an absolute basis included Citigroup, Inc., a financial services company, and Bunge Ltd., an agribusiness and food company. Citigroup lost ground after the Fed raised its target Fed Funds rate in December in the face of slowing growth and an oil price slump. Bunge had to deal with price and margin volatility in its South American agribusiness exposure due to weather effects and a dollar that was weak through much of 2016.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Energy and Real Estate, and overweights in Tech and Materials. The underweights both detracted from Fund performance for the year, while the overweights contributed to performance.

The Fund has been underweight the REITs (Real Estate Investment Trust) industry, which was extracted from Financials to form a separate sector in September 2016 and continues to be fairly valued in our view. In Energy, the Fund continues to favor exploration and production companies rather than refiners or other sub-industries that have been less impacted by crude oil’s weakness. The Fund has focused on holdings that have manageable leverage and liquidity to weather the storm in commodity prices.

The overweights were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

Portfolio and Market Outlook

During the quarter, investors began to gain confidence that commodity prices have seen a bottom, which suggested an end to the business pressure not only in energy but in several industrial and financial industries. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, with the fear of a commodity-driven recession having ebbed, the fuel for a relief rally was present. With the economic environment proving to be steady but subdued, and a Fed that is acting with utmost caution, the markets appear fated to behave in a choppy manner while trading in a relatively narrow range.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.6%
Johnson & Johnson	3.0%
Cisco Systems, Inc.	2.6%
Chevron Corp.	2.5%
Exxon Mobil Corp.	2.3%
QUALCOMM, Inc.	2.1%
Citigroup, Inc.	2.1%
Intel Corp.	2.0%
American International Group, Inc.	2.0%
Bank of America Corp.	1.8%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	15.69%	14.37%	5.41%
A-Class Shares with sales charge†	10.20%	13.25%	4.78%
C-Class Shares	14.87%	13.52%	4.57%
C-Class Shares with CDSC‡	13.87%	13.52%	4.57%
Russell 1000 Value Index	16.20%	16.15%	5.85%
		1 Year	Since Inception (05/01/15)
P-Class Shares		15.83%	2.67%
Russell 1000 Value Index		16.20%	3.26%
		1 Year	Since Inception (06/07/13)
Institutional Class Shares		15.98%	8.15%
Russell 1000 Value Index		16.20%	9.45%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.5%

Financial - 26.8%
JPMorgan Chase & Co.	31,787	$2,116,695
Citigroup, Inc.	25,977	1,226,894
American International Group, Inc.	19,370	1,149,415
Bank of America Corp.	67,490	1,056,219
Wells Fargo & Co.	23,015	1,019,105
Berkshire Hathaway, Inc. — Class B*	7,014	1,013,313
Allstate Corp.	13,296	919,817
SunTrust Banks, Inc.	16,773	734,657
Assured Guaranty Ltd.	24,484	679,431
Zions Bancorporation	21,652	671,645
Sun Communities, Inc.	7,881	618,501
BB&T Corp.	16,038	604,953
Unum Group	15,767	556,733
Piedmont Office Realty Trust, Inc. — Class A	20,703	450,704
Charles Schwab Corp.	13,649	430,899
Mastercard, Inc. — Class A	2,998	305,106
KeyCorp	25,002	304,274
Equity Residential	4,532	291,544
Morgan Stanley	8,519	273,119
Ally Financial, Inc.	12,556	244,465
E*TRADE Financial Corp.*	8,055	234,562
Prudential Financial, Inc.	2,583	210,902
Regions Financial Corp.	19,250	189,998
Hanover Insurance Group, Inc.	2,338	176,332
T. Rowe Price Group, Inc.	2,265	150,623
Hartford Financial Services Group, Inc.	1,938	82,985
Total Financial		15,712,891

Consumer, Non-cyclical - 15.9%
Johnson & Johnson	14,664	1,732,259
Pfizer, Inc.	25,702	870,527
HCA Holdings, Inc.*	10,288	778,081
Zimmer Biomet Holdings, Inc.	5,817	756,326
Medtronic plc	8,583	741,571
Quest Diagnostics, Inc.	8,697	736,027
Bunge Ltd.	12,386	733,623
United Rentals, Inc.*	6,016	472,196
Procter & Gamble Co.	5,068	454,853
Philip Morris International, Inc.	4,633	450,420
Mondelez International, Inc. — Class A	9,916	435,312
Hershey Co.	3,131	299,324
Merck & Company, Inc.	4,722	294,700
UnitedHealth Group, Inc.	2,051	287,140
Dr Pepper Snapple Group, Inc.	2,983	272,378
Total Consumer, Non-cyclical		9,314,737

Industrial - 12.4%
Republic Services, Inc. — Class A	20,887	1,053,749
General Electric Co.	26,811	794,141
Jabil Circuit, Inc.	29,644	646,832
WestRock Co.	12,721	616,714
FLIR Systems, Inc.	19,031	597,954
Corning, Inc.	20,220	478,203
Harris Corp.	3,800	348,118
CSX Corp.	10,858	331,169
Timken Co.	9,174	322,374
Eaton Corporation plc	4,622	303,712
Owens Corning	5,635	300,853
CH Robinson Worldwide, Inc.	4,261	300,230
Carlisle Companies, Inc.	2,922	299,710
Honeywell International, Inc.	2,534	295,439
Huntington Ingalls Industries, Inc.	1,853	284,287
General Dynamics Corp.	1,011	156,867
Spirit AeroSystems Holdings, Inc. — Class A*	3,011	134,110
Total Industrial		7,264,462

Energy - 10.9%
Chevron Corp.	14,386	1,480,607
Exxon Mobil Corp.	15,608	1,362,266
Kinder Morgan, Inc.	36,145	836,034
Marathon Oil Corp.	49,723	786,121
Hess Corp.	10,503	563,171
Rowan Companies plc — Class A	25,842	391,765
Apache Corp.	5,271	336,659
Valero Energy Corp.	6,256	331,568
QEP Resources, Inc.	8,380	163,661
Whiting Petroleum Corp.*	12,954	113,218
Total Energy		6,365,070

Consumer, Cyclical - 8.1%
CVS Health Corp.	10,563	940,001
Wal-Mart Stores, Inc.	8,880	640,426
Lear Corp.	5,220	632,768
Target Corp.	7,523	516,680
Southwest Airlines Co.	11,939	464,308
Goodyear Tire & Rubber Co.	13,873	448,098
PVH Corp.	3,280	362,440
PACCAR, Inc.	5,153	302,893
J.C. Penney Company, Inc.*	31,110	286,834
DR Horton, Inc.	4,663	140,823
Total Consumer, Cyclical		4,735,271

Technology - 6.9%
QUALCOMM, Inc.	18,375	1,258,688
Intel Corp.	30,932	1,167,683
Lam Research Corp.	9,692	917,929
Micron Technology, Inc.*	37,454	665,932
Total Technology		4,010,232

Utilities - 6.7%
Edison International	11,248	812,668
Public Service Enterprise Group, Inc.	19,188	803,402
OGE Energy Corp.	22,213	702,375
Ameren Corp.	12,863	632,602
UGI Corp.	11,068	500,716
Exelon Corp.	9,831	327,274
Duke Energy Corp.	2,116	169,365
Total Utilities		3,948,402

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
LARGE CAP VALUE FUND

	Shares	Value

Communications - 5.7%
Cisco Systems, Inc.	47,683	$1,512,505
AT&T, Inc.	13,603	552,418
Scripps Networks Interactive, Inc. — Class A	7,345	466,334
Yahoo!, Inc.*	9,052	390,141
Verizon Communications, Inc.	5,184	269,464
Walt Disney Co.	1,558	144,676
Total Communications		3,335,538

Basic Materials - 3.1%
Dow Chemical Co.	17,852	925,269
Reliance Steel & Aluminum Co.	10,315	742,989
Freeport-McMoRan, Inc.	13,123	142,516
Total Basic Materials		1,810,774

Total Common Stocks
(Cost $50,882,126)		56,497,377

SHORT-TERM INVESTMENTS† - 4.8%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[1]	2,805,387	2,805,387
Total Short-Term Investments
(Cost $2,805,387)		2,805,387

Total Investments - 101.3%
(Cost $53,687,513)		$59,302,764
Other Assets & Liabilities, net - (1.3)%		(740,416)
Total Net Assets - 100.0%		$58,562,348

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$56,497,377	$—	$—	$56,497,377
Short-Term Investments	2,805,387	—	—	2,805,387
Total	$59,302,764	$—	$—	$59,302,764

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $53,687,513)	$59,302,764
Prepaid expenses	21,070
Receivables:
Corporate action	226,081
Dividends	72,986
Fund shares sold	173
Total assets	59,623,074

Liabilities:
Payable for:
Fund shares redeemed	951,661
Management fees	29,145
Transfer agent/maintenance fees	21,904
Distribution and service fees	14,325
Fund accounting/administration fees	4,630
Trustees’ fees*	2,501
Miscellaneous	36,560
Total liabilities	1,060,726
Net assets	$58,562,348

Net assets consist of:
Paid in capital	$50,201,740
Undistributed net investment income	813,658
Accumulated net realized gain on investments	1,931,699
Net unrealized appreciation on investments	5,615,251
Net assets	$58,562,348

A-Class:
Net assets	$55,325,020
Capital shares outstanding	1,324,041
Net asset value per share	$41.78
Maximum offering price per share (Net asset value divided by 95.25%)	$43.86

C-Class:
Net assets	$3,075,123
Capital shares outstanding	79,502
Net asset value per share	$38.68

P-Class:
Net assets	$122,587
Capital shares outstanding	2,937
Net asset value per share	$41.74

Institutional Class:
Net assets	$39,618
Capital shares outstanding	947
Net asset value per share	$41.84

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding tax of $912)	$1,470,606
Interest	1,983
Total investment income	1,472,589

Expenses:
Management fees	360,604
Transfer agent/maintenance fees:
A-Class	56,625
C-Class	7,120
P-Class	259
Institutional Class	380
Distribution and service fees:
A-Class	127,162
C-Class	35,455
P-Class	350
Fund accounting/administration fees	52,703
Registration fees	68,860
Line of credit fees	7,402
Trustees’ fees*	6,292
Custodian fees	421
Tax expense	6
Miscellaneous	44,769
Total expenses	768,408
Less:
Expenses waived by Adviser	(97,985)
Net expenses	670,423
Net investment income	802,166

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,362,410
Net realized gain	2,362,410
Net change in unrealized appreciation (depreciation) on:
Investments	5,158,045
Net change in unrealized appreciation (depreciation)	5,158,045
Net realized and unrealized gain	7,520,455
Net increase in net assets resulting from operations	$8,322,621

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$802,166	$475,990
Net realized gain on investments	2,362,410	8,151,325
Net change in unrealized appreciation (depreciation) on investments	5,158,045	(13,238,675)
Net increase (decrease) in net assets resulting from operations	8,322,621	(4,611,360)

Distributions to shareholders from:
Net investment income
A-Class	(433,473)	(402,108)
B-Class	—	(14,969)
C-Class	(6,564)	(10,590)
P-Class	(6,451)	— *
Institutional Class	(31,516)	(35,334)
Net realized gains
A-Class	(3,188,410)	(1,529,881)
B-Class	—	(41,043)
C-Class	(263,930)	(138,586)
P-Class	(38,749)	— *
Institutional Class	(178,457)	(102,374)
Total distributions to shareholders	(4,147,550)	(2,274,885)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,212,897	12,175,794
B-Class	—	65,624
C-Class	638,542	879,081
P-Class	4,067,215	10,000 *
Institutional Class	68,775	264,341
Distributions reinvested
A-Class	3,509,323	1,855,957
B-Class	—	55,872
C-Class	266,750	146,562
P-Class	45,199	— *
Institutional Class	209,973	137,708
Cost of shares redeemed
A-Class	(11,004,700)	(22,897,730)
B-Class	—	(1,365,292)
C-Class	(1,369,222)	(1,209,560)
P-Class	(3,997,610)	— *
Institutional Class	(2,476,303)	(887,546)
Net increase (decrease) from capital share transactions	3,170,839	(10,769,189)
Net increase (decrease) in net assets	7,345,910	(17,655,434)

Net assets:
Beginning of year	51,216,438	68,871,872
End of year	$58,562,348	$51,216,438
Undistributed net investment income at end of year	$813,658	$478,004

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	352,919	283,554
B-Class	—	1,656
C-Class	17,640	21,744
P-Class	105,931	229 *
Institutional Class	1,722	6,257
Shares issued from reinvestment of distributions
A-Class	92,667	43,212
B-Class	—	1,419
C-Class	7,563	3,646
P-Class	1,194	— *
Institutional Class	5,548	3,208
Shares redeemed
A-Class	(280,411)	(544,300)
B-Class	—	(34,996)
C-Class	(37,647)	(30,302)
P-Class	(104,417)	— *
Institutional Class	(71,269)	(20,632)
Net increase (decrease) in shares	91,440	(265,305)

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$39.11	$43.80	$38.28	$31.25	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.36	.30	.29	.25
Net gain (loss) on investments (realized and unrealized)	5.23	(3.36)	5.51	7.03	6.58
Total from investment operations	5.81	(3.00)	5.81	7.32	6.83
Less distributions from:
Net investment income	(.37)	(.35)	(.29)	(.29)	(.16)
Net realized gains	(2.77)	(1.34)	—	—	—
Total distributions	(3.14)	(1.69)	(.29)	(.29)	(.16)
Net asset value, end of period	$41.78	$39.11	$43.80	$38.28	$31.25

Total Return[b]	15.69%	(7.19%)	15.25%	23.62%	27.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,325	$45,318	$60,281	$47,307	$41,173
Ratios to average net assets:
Net investment income (loss)	1.48%	0.85%	0.72%	0.82%	0.86%
Total expenses[c]	1.34%	1.35%	1.48%	1.48%	1.65%
Net expenses[d]	1.17%[g]	1.16%[g]	1.17%[g]	1.15%	1.18%
Portfolio turnover rate	56%	60%	40%	43%	16%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$36.38	$40.91	$35.86	$29.30	$23.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.04	(.02)	.02	.03
Net gain (loss) on investments (realized and unrealized)	4.87	(3.13)	5.16	6.62	6.19
Total from investment operations	5.14	(3.09)	5.14	6.64	6.22
Less distributions from:
Net investment income	(.07)	(.10)	(.09)	(.08)	—
Net realized gains	(2.77)	(1.34)	—	—	—
Total distributions	(2.84)	(1.44)	(.09)	(.08)	—
Net asset value, end of period	$38.68	$36.38	$40.91	$35.86	$29.30

Total Return[b]	14.87%	(7.89%)	14.35%	22.73%	26.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,075	$3,345	$3,963	$3,494	$2,257
Ratios to average net assets:
Net investment income (loss)	0.75%	0.10%	(0.04%)	0.08%	0.12%
Total expenses[c]	2.18%	2.16%	2.33%	2.47%	2.45%
Net expenses[d]	1.92%[g]	1.91%[g]	1.92%[g]	1.90%	1.93%
Portfolio turnover rate	56%	60%	40%	43%	16%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	.22
Net gain (loss) on investments (realized and unrealized)	4.44	(4.73)
Total from investment operations	5.84	(4.51)
Less distributions from:
Net investment income	(.46)	—
Net realized gains	(2.77)	—
Total distributions	(3.23)	—
Net asset value, end of period	$41.74	$39.13

Total Return[b]	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123	$9
Ratios to average net assets:
Net investment income (loss)	3.61%	1.21%
Total expenses[c]	1.41%	3.29%
Net expenses[d,g]	1.17%	1.16%
Portfolio turnover rate	56%	60%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[f]
Per Share Data
Net asset value, beginning of period	$39.17	$43.87	$38.32	$36.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.47	.40	.13
Net gain (loss) on investments (realized and unrealized)	5.10	(3.37)	5.51	1.35
Total from investment operations	5.93	(2.90)	5.91	1.48
Less distributions from:
Net investment income	(.49)	(.46)	(.36)	—
Net realized gains	(2.77)	(1.34)	—	—
Total distributions	(3.26)	(1.80)	(.36)	—
Net asset value, end of period	$41.84	$39.17	$43.87	$38.32

Total Return[b]	15.98%	(6.97%)	15.52%	4.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40	$2,544	$3,339	$2,831
Ratios to average net assets:
Net investment income (loss)	2.13%	1.09%	0.96%	1.12%
Total expenses[c]	1.04%	0.98%	1.08%	1.12%
Net expenses[d]	0.92%[g]	0.91%[g]	0.92%[g]	0.89%
Portfolio turnover rate	56%	60%	40%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Since commencement of operations: June 7, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	—
Institutional Class	0.90%	0.90%	0.90%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager, and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the abbreviated fiscal year ended September 30, 2016.

For the abbreviated fiscal ended September 30, 2016, the Guggenheim Market Neutral Real Estate Fund returned -2.20%1, compared with the 0.21% return of its benchmark, the Bank of American Merrill Lynch 3-Month U.S. Treasury Bill Index. The inception date of the Fund was February 26, 2016.

The Fund seeks to deliver strong risk-adjusted absolute returns with low correlation to the overall market by purchasing long and selling short publicly-traded real estate investment trusts (REITs) and other real estate operating companies based in the U.S.

Market Review

Despite all of the concern and anxiety over rising interest rates in late 2015, real estate investment trusts (REITs) generated robust gains through the September fiscal year end 2016. REITs outperformed the broad market with a 19.82% return compared to 15.43% for the S&P 500. There were three major drivers impacting REIT share prices: a sharp decline in global interest rates, a change in the GICS classification which promoted REITs to the 11th standalone sector in the S&P 500, and persistently strong fund flows from Japanese investors into U.S. REITs.

Following the Fed’s initial interest rate hike in December 2015, global interest rates declined sharply with an increasing amount of government debt priced at negative yields. U.S. investment-grade bond yields declined by 1.21% to 4.29% at the end of September, which provided support for income-oriented sectors such as REITs. The GICS classification change drove inflows into the REIT sector, as many diversified equity fund managers found themselves significantly underweight the newest stand alone sector (REITs) following the change in September. Lastly, Japanese REIT funds have provided persistently strong inflows into U.S. REITs likely due to the prevailing negative yields faced by Japanese investors.

The best-performing sectors for the trailing 12 months were net lease (40.30%), industrial (44.05%), and manufactured housing (29.57%). The net lease sector benefitted from the sharp decline in interest rates while the industrial and manufactured housing sectors benefitted by steadily improving fundamentals. The worst-performing sectors were hotels (0.86%), self storage (7.08%), and apartments (10.73%). All three sectors have shorter-term leases compared to the other major property types and exhibited the most pronounced deceleration or moderation in fundamentals.

In general, commercial real estate (CRE) fundamentals remained solid at period end as the market approached the latter innings of the CRE cycle. Property occupancy rates are at cyclical high levels, making further gains increasingly difficult to achieve. Valuations have surpassed prior peak levels with multiples at cyclical highs. Rental rate growth remains robust overall, although certain property types and geographies began to show signs of moderation primarily in areas where new construction has picked up meaningfully. Capital markets conditions at period end remained robust, with ample equity and debt capital earmarked for CRE, both domestically and from overseas although both debt and equity providers have become slightly more cautious in recent quarters.

Performance Review

The Fund underperformed its benchmark for the abbreviated fiscal year ended September 30, 2016. The Fund maintained a bias towards higher quality REITs with above-average growth prospects and lower leverage, which was generally unrewarded over the reporting period. Due to the sharp decline in global interest rates and credit spreads, many lower-quality REITs with higher leverage and dividend yields outperformed the average REIT, resulting in outsized losses from the short book.

Key performance contributors were concentrated within the residential, data center, industrial, and self storage sectors, where relative value pair-traded worked well. Key performance detractors were concentrated within the office and specialized REIT sectors, particularly on the short side. A short position in Government Properties Trust, an office REIT focused in government and government related tenants, gained 58.96%, resulting in -2.57% contribution. Similarly, a short position in Iron Mountain, a document storage provider, gained 30.73% resulting in -1.06% contribution.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

Strategy

As of September 30, 2016 the Fund maintained 90.26% long exposure and 90.70% short exposure resulting in minimal exposure to equity REITs or the broad market. Portfolio construction remained defensively positioned against moderating CRE fundamentals. At the same time, the Fund is positioned defensively against the potential negative impact of rising interest rates.

Key sector overweights at period end include manufactured housing, industrial, wireless tower, and timber REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are healthcare and net-lease REITs, due primarily to their long lease durations, higher sensitivity to interest rates, and rich relative valuation compared to historical norms.

Outlook

Following several years of steady recovery and improving fundamentals the outlook for REITs has become more muted. Simply put, we are entering the latter innings of this real estate cycle with fundamentals at or near cyclical highs across most metrics. As was the case in 2016, property values will likely continue to grind modestly higher due to underlying property cash flow growth while multiple expansion may prove difficult given the threat of rising interest rates and CRE’s relative valuation versus other asset classes. Despite the moderating outlook for CRE fundamentals, the outlook for REITs still remains positive as they will likely offer solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
National Storage Affiliates Trust	5.0%
Rexford Industrial Realty, Inc.	4.1%
Four Corners Property Trust, Inc.	3.6%
American Tower Corp. — Class A	3.5%
Gramercy Property Trust	3.3%
Hilton Worldwide Holdings, Inc.	3.3%
CyrusOne, Inc.	3.2%
Physicians Realty Trust	3.1%
Blackstone Mortgage Trust, Inc. — Class A	3.0%
Weyerhaeuser Co.	3.0%
Top Ten Total	35.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Period Ended September 30, 2016

Since Inception (02/26/16)
A-Class Shares	-2.20%
A-Class Shares with sales charge†	-6.86%
C-Class Shares	-2.60%
C-Class Shares with CDSC‡	-3.57%
P-Class Shares	-2.20%
Institutional Class Shares	-2.04%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 87.8%

REITs - 79.0%
REITs-Diversified - 21.8%
American Tower Corp. — Class A3	1,516	$171,807
Weyerhaeuser Co.	4,603	147,019
American Assets Trust, Inc.	3,275	142,069
Equinix, Inc.[3]	394	141,939
Cousins Properties, Inc.	13,236	138,184
Liberty Property Trust	3,054	123,229
Crown Castle International Corp.[3]	953	89,782
GEO Group, Inc.	3,224	76,667
Corrections Corporation of America	2,948	40,889
Total REITs-Diversified		1,071,585

REITs-Office Property - 10.6%
Gramercy Property Trust	17,014	164,015
Mack-Cali Realty Corp.	3,379	91,976
Hudson Pacific Properties, Inc.	2,747	90,294
Alexandria Real Estate Equities, Inc.	827	89,953
First Potomac Realty Trust	9,657	88,362
Total REITs-Office Property		524,600

REITs-Warehouse/Industries - 10.2%
Rexford Industrial Realty, Inc.	8,775	200,860
CyrusOne, Inc.	3,288	156,410
EastGroup Properties, Inc.	1,991	146,458
Total REITs-Warehouse/Industries		503,728

REITs-Apartments - 7.2%
Colony Starwood Homes	4,489	128,834
American Homes 4 Rent — Class A	5,362	116,034
Equity Residential	1,711	110,069
Total REITs-Apartments		354,937

REITs-Shopping Centers - 5.8%
Federal Realty Investment Trust[3]	926	142,539
Acadia Realty Trust	3,898	141,264
Total REITs-Shopping Centers		283,803

REITs-Manufactured Homes - 5.4%
Sun Communities, Inc.	1,865	146,365
Equity LifeStyle Properties, Inc.	1,575	121,559
Total REITs-Manufactured Homes		267,924

REITs-Health Care - 5.1%
Physicians Realty Trust	7,178	154,614
Healthcare Trust of America, Inc. — Class A	2,917	95,153
Total REITs-Health Care		249,767

REITs-Storage - 5.0%
National Storage Affiliates Trust	11,712	245,249

REITs-Mortgage - 3.0%
Blackstone Mortgage Trust, Inc. — Class A	5,020	147,839

REITs-Regional Malls - 2.6%
General Growth Properties, Inc.[3]	4,609	127,208

REITs-Hotels - 2.3%
Apple Hospitality REIT, Inc.	6,112	113,133
Total REITs		3,889,773

Real Estate - 3.6%
Real Estate Operations/Development - 3.6%
Four Corners Property Trust, Inc.	8,289	176,804

Lodging - 3.3%
Hotels & Motels - 3.3%
Hilton Worldwide Holdings, Inc.	7,064	161,978

Home Builders - 1.9%
Building-Residential/Commercial - 1.9%
LGI Homes, Inc.*	2,587	95,305

Total Common Stocks
(Cost $4,052,672)		4,323,860

SHORT-TERM INVESTMENTS† - 6.8%
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Class 0.15%[1]	333,376	333,376
Total Short-Term Investments
(Cost $333,376)		333,376

Total Investments - 94.6%
(Cost $4,386,048)		$4,657,236
Other Assets & Liabilities, net - 5.4%		268,040
Total Net Assets - 100.0%		$4,925,276

Unrealized Gain (Loss)

OTC EQUITY SWAP AGREEMENTS ††
Morgan Stanley June 2017 Market Neutral Real Estate Portfolio Short Custom Basket Swap 0.05%[2], Terminating 06/15/17 (Notional Value $4,344,622)	$(264,835)

	Shares

CUSTOM BASKET OF SHORT SECURITIES
Investors Real Estate Trust	(30,074)	22,660
Digital Realty Trust, Inc.	(1,830)	15,227
Hersha Hospitality Trust	(5,100)	7,980
Ramco-Gershenson Properties Trust	(8,105)	5,155
Duke Realty Corp.	(4,121)	3,325
Public Storage	(427)	3,067
Macerich Co.	(1,642)	499
National Retail Properties, Inc.	(1,928)	449
Realty Income Corp.	(2,209)	105

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Unrealized Loss

Host Hotels & Resorts, Inc.	(7,649)	$(1,326)
Welltower, Inc.	(1,340)	(2,076)
AvalonBay Communities, Inc.	(522)	(2,394)
UDR, Inc.	(2,598)	(2,790)
Forest City Realty Trust, Inc. — Class A	(6,123)	(5,833)
iShares U.S. Real Estate ETF	(12,558)	(6,011)
Kimco Realty Corp.	(3,842)	(6,076)
Senior Housing Properties Trust	(6,563)	(7,894)
Weingarten Realty Investors	(3,581)	(12,222)
HCP, Inc.	(2,598)	(16,521)
Lexington Realty Trust	(9,205)	(17,459)
Piedmont Office Realty Trust, Inc. — Class A	(7,982)	(18,867)
Government Properties Income Trust	(6,293)	(30,459)
EPR Properties	(2,096)	(34,799)
Iron Mountain, Inc.	(5,306)	(41,977)
STAG Industrial, Inc.	(6,241)	(43,875)
Douglas Emmett, Inc.	(4,672)	(45,531)
Total Custom Basket of Short Securities		(237,643)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2016.
[2]	Total return is based on the return of the custom basket of short securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2016.
[3]	All or a portion of this security is pledged as equity swap collateral at September 30, 2016.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$4,323,860	$—	$—	$—	$4,323,860
Short-Term Investments	333,376	—	—	—	333,376
Total	$4,657,236	$—	$—	$—	$4,657,236

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Equity Swap Agreements	$—	$—	$264,835	$—	$264,835

*	Other financial instruments include swaps which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $4,386,048)	$4,657,236
Cash	505,835
Prepaid expenses	57,336
Receivables:
Dividends	26,199
Total assets	5,246,606

Liabilities:
Unrealized depreciation on swap agreements	264,835
Payable for:
Swap settlement	29,165
Trustees’ fees*	3,050
Transfer agent/maintenance fees	2,413
Management fees	172
Distribution and service fees	125
Miscellaneous	21,570
Total liabilities	321,330
Net assets	$4,925,276

Net assets consist of:
Paid in capital	$4,695,842
Undistributed net investment income	264,835
Accumulated net realized loss on investments	(41,754)
Net unrealized appreciation on investments	6,353
Net assets	$4,925,276

A-Class:
Net assets	$99,821
Capital shares outstanding	4,082
Net asset value per share	$24.45
Maximum offering price per share (Net asset value divided by 95.25%)	$25.67

C-Class:
Net assets	$97,396
Capital shares outstanding	4,000
Net asset value per share	$24.35

P-Class:
Net assets	$123,701
Capital shares outstanding	5,059
Net asset value per share	$24.45

Institutional Class:
Net assets	$4,604,358
Capital shares outstanding	188,000
Net asset value per share	$24.49

STATEMENT OF OPERATIONS
Period Ended September 30, 2016**

Investment Income:
Dividends	$94,930
Interest	648
Total investment income	95,578

Expenses:
Management fees	31,765
Transfer agent/maintenance fees:
A-Class	57
C-Class	46
P-Class	42
Institutional Class	440
Distribution and service fees:
A-Class	147
C-Class	575
P-Class	156
Fund accounting/administration fees	14,725
Registration fees	15,306
Professional fees	15,276
Custodian fees	5,891
Trustees’ fees*	5,477
Line of credit fees	190
Miscellaneous	9,216
Total expenses	99,309
Less:
Expenses waived by Adviser	(58,350)
Net expenses	40,959
Net investment income	54,619

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	497,152
Swap agreements	(660,631)
Net realized loss	(163,479)
Net change in unrealized appreciation (depreciation) on:
Investments	271,188
Swap agreements	(264,835)
Net change in unrealized appreciation (depreciation)	6,353
Net realized and unrealized loss	(157,126)
Net decrease in net assets resulting from operations	$(102,507)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: February 26, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended September 30, 2016[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$54,619
Net realized loss on investments	(163,479)
Net change in unrealized appreciation (depreciation) on investments	6,353
Net decrease in net assets resulting from operations	(102,507)

Capital share transactions:
Proceeds from sale of shares
A-Class	102,011
C-Class	100,000
P-Class	125,772
Institutional Class	4,700,000
Net increase from capital share transactions	5,027,783
Net increase in net assets	4,925,276

Net assets:
Beginning of period	—
End of period	$4,925,276
Undistributed net investment income at end of period	$264,835

Capital share activity:
Shares sold
A-Class	4,082
C-Class	4,000
P-Class	5,059
Institutional Class	188,000
Net increase in shares	201,141

[a]	Since commencement of operations: February 26, 2016.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.24
Net gain (loss) on investments (realized and unrealized)	(.79)
Total from investment operations	(.55)
Net asset value, end of period	$24.45

Total Return[c]	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100
Ratios to average net assets:
Net investment income (loss)	1.66%
Total expenses	3.74%
Net expenses[d,e]	1.64%
Portfolio turnover rate	135%

C-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.12
Net gain (loss) on investments (realized and unrealized)	(.77)
Total from investment operations	(.65)
Net asset value, end of period	$24.35

Total Return[c]	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97
Ratios to average net assets:
Net investment income (loss)	0.93%
Total expenses	4.47%
Net expenses[d,e]	2.38%
Portfolio turnover rate	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.26
Net gain (loss) on investments (realized and unrealized)	(.81)
Total from investment operations	(.55)
Net asset value, end of period	$24.45

Total Return[c]	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124
Ratios to average net assets:
Net investment income (loss)	1.64%
Total expenses	3.65%
Net expenses[d,e]	1.66%
Portfolio turnover rate	135%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.28
Net gain (loss) on investments (realized and unrealized)	(.79)
Total from investment operations	(.51)
Net asset value, end of period	$24.49

Total Return[c]	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,604
Ratios to average net assets:
Net investment income (loss)	1.92%
Total expenses	3.41%
Net expenses[d,e]	1.39%
Portfolio turnover rate	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the operating expense ratios for the periods presented would be:

09/30/16
A-Class	1.63%
C-Class	2.37%
P-Class	1.65%
Institutional Class	1.38%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager; Thomas Youn, CFA, Managing Director and Portfolio Manager; and Gary McDaniel, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2016.

For the fiscal ended September 30, 2016, the Guggenheim Risk Managed Real Estate Fund returned 14.88%1, compared with the 19.82% return of its benchmark, the FTSE NAREIT Equity REITs Index.

Market Review

Despite all of the concern and anxiety over rising interest rates in late 2015, real estate investment trusts (REITs) generated robust gains through the September fiscal year end 2016. REITs outperformed the broad market with a 19.82% return compared to 15.43% for the S&P 500. There were three major drivers impacting REIT share prices: a sharp decline in global interest rates, a change in the GICS classification which promoted REITs to the 11th standalone sector in the S&P 500, and persistently strong fund flows from Japanese investors into U.S. REITs.

Following the Fed’s initial interest rate hike in December 2015, global interest rates declined sharply with an increasing amount of government debt priced at negative yields. U.S. investment-grade bond yields declined by 1.21% to 4.29% at the end of September, which provided support for income-oriented sectors such as REITs. The GICS classification change drove inflows into the REIT sector, as many diversified equity fund managers found themselves significantly underweight the newest stand alone sector (REITs) following the change in September. Lastly, Japanese REIT funds have provided persistently strong inflows into U.S. REITs likely due to the prevailing negative yields faced by Japanese investors.

The best-performing sectors for the trailing 12 months were net lease (40.30%), industrial (44.05%), and manufactured housing (29.57%). The net lease sector benefitted from the sharp decline in interest rates while the industrial and manufactured housing sectors benefitted by steadily improving fundamentals. The worst-performing sectors were hotels (0.86%), self storage (7.08%), and apartments (10.73%). All three sectors have shorter-term leases compared to the other major property types and exhibited the most pronounced deceleration or moderation in fundamentals.

In general, commercial real estate (CRE) fundamentals remained solid at period end as the market approached the latter innings of the CRE cycle. Property occupancy rates are at cyclical high levels, making further gains increasingly difficult to achieve. Valuations have surpassed prior peak levels with multiples at cyclical highs. Rental rate growth remains robust overall, although certain property types and geographies began to show signs of moderation primarily in areas where new construction has picked up meaningfully. Capital markets conditions at period end remained robust, with ample equity and debt capital earmarked for CRE, both domestically and from overseas although both debt and equity providers have become slightly more cautious in recent quarters.

Performance Review

The Fund underperformed its benchmark for the fiscal year ended September 30, 2016. Inception-to-date, the Fund has outperformed the benchmark index by 0.44% annually, net of fees, with a gain of 39.11% compared to 37.74% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 13.1% reduction in daily volatility compared to the benchmark index since inception.

The Fund’s recent underperformance was primarily driven by the Fund’s allocation decision to maintain an average long-only sleeve weight of 89% and a long/short sleeve weight of 41% during the fiscal year. The less-than-full market exposure level against a nearly 20% gain in the index resulted in a -2.29% contribution to performance. The long-only sleeve underperformed the benchmark index slightly, resulting in a -0.23% contribution. Finally, the long/short sleeve lost 2.28% (absolute return) equating to a -0.93% contribution.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

Strategy

The Fund entered 2016 with market exposure levels in the low-90% range, which is a relatively neutral level for the strategy. As the year progressed, the Fund reduced market exposure by modulating the long-only sleeve allocation down to 82% by early September. The reduced exposure target was driven by several fundamental indicators within our REIT risk allocation model which began to rollover over the course of 2016. Heading into 2017, we will continue to monitor these underlying fundamental indicators and make further adjustments as warranted.

Portfolio construction at the underlying sleeve level for the long-only and long/short strategies have remained defensively positioned against moderating CRE fundamentals since late 2015. At the same time, the portfolios are also positioned defensively against the potential negative impact of rising interest rates.

Key sector overweights at period end include manufactured housing, industrial, wireless tower, and timber REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are healthcare and net-lease REITs, due primarily to their long lease durations, higher sensitivity to interest rates, and rich relative valuation compared to historical norms.

Outlook

Following several years of steady recovery and improving fundamentals the outlook for REITs has become more muted. Simply put, we are entering the latter innings of this real estate cycle with fundamentals at or near cyclical highs across most metrics. As was the case in 2016, property values will likely continue to grind modestly higher due to underlying property cash flow growth while multiple expansion may prove difficult given the threat of rising interest rates and CRE’s relative valuation versus other asset classes. Despite the moderating outlook for CRE fundamentals, the outlook for REITs still remains positive as they will likely offer solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Long Holdings (% of Total Net Assets)
Simon Property Group, Inc.	6.7%
Equinix, Inc.	4.2%
Prologis, Inc.	3.3%
Equity Residential	3.1%
National Storage Affiliates Trust	2.7%
Public Storage	2.5%
Ventas, Inc.	2.3%
Gramercy Property Trust	2.3%
Welltower, Inc.	2.3%
General Growth Properties, Inc.	2.2%
Top Ten Total	31.6%

“Ten Largest Long Holdings” excludes any temporary cash or derivative investments.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	Since Inception (03/28/14)
A-Class Shares	14.88%	13.73%
A-Class Shares with sales charge†	9.43%	11.54%
C-Class Shares	14.00%	12.86%
C-Class Shares with CDSC‡	13.02%	12.86%
FTSE NAREIT Equity REITs Index	19.82%	13.55%
	1 Year	Since Inception (05/01/15)
P-Class Shares	14.87%	7.44%
FTSE NAREIT Equity REITs Index	19.82%	10.75%
	1 Year	Since Inception (03/28/14)
Institutional Class Shares	15.20%	14.06%
FTSE NAREIT Equity REITs Index	19.82%	13.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	September 30, 2016
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 95.4%

REITs - 91.3%
REITs-Diversified – 17.1%
Equinix, Inc.	13,045	$4,699,462
Vornado Realty Trust	20,828	2,108,003
Cousins Properties, Inc.	188,557	1,968,535
Liberty Property Trust	46,854	1,890,559
American Tower Corp. — Class A1	14,703	1,666,291
Weyerhaeuser Co.	48,396	1,545,768
Crown Castle International Corp.	14,718	1,386,583
American Assets Trust, Inc.[1]	28,864	1,252,120
STORE Capital Corp.	32,847	968,001
GEO Group, Inc.	32,824	780,555
Digital Realty Trust, Inc.	5,860	569,123
Corrections Corporation of America	35,339	490,152
Total REITs-Diversified		19,325,152

REITs-Office Property - 11.2%
Gramercy Property Trust	268,162	2,585,081
Boston Properties, Inc.[1]	18,376	2,504,465
Alexandria Real Estate Equities, Inc.[1]	20,015	2,177,032
Mack-Cali Realty Corp.	50,133	1,364,620
Hudson Pacific Properties, Inc.	36,871	1,211,950
SL Green Realty Corp.	10,929	1,181,425
First Potomac Realty Trust	119,931	1,097,369
Highwoods Properties, Inc.	10,797	562,740
Total REITs-Office Property		12,684,682

REITs-Apartments - 11.1%
Equity Residential	54,454	3,503,026
AvalonBay Communities, Inc.[1]	11,305	2,010,481
American Homes 4 Rent — Class A	84,717	1,833,276
Colony Starwood Homes	62,796	1,802,245
Essex Property Trust, Inc.[1]	4,251	946,698
Monogram Residential Trust, Inc.	85,861	913,561
Camden Property Trust[1]	9,664	809,263
Mid-America Apartment Communities, Inc.	8,295	779,647
Total REITs-Apartments		12,598,197

REITs-Warehouse/Industries - 9.9%
Prologis, Inc.[2]	70,509	3,775,051
CyrusOne, Inc.	49,239	2,342,299
Rexford Industrial Realty, Inc.	90,871	2,080,037
EastGroup Properties, Inc.	24,710	1,817,668
DCT Industrial Trust, Inc.[1]	24,590	1,193,845
Total REITs-Warehouse/Industries		11,208,900

REITs-Health Care - 9.7%
Welltower, Inc.	39,976	2,989,006
Ventas, Inc.	37,208	2,628,001
Physicians Realty Trust	99,002	2,132,503
Healthcare Trust of America, Inc. — Class A	40,588	1,323,981
HCP, Inc.[2]	33,160	1,258,422
LTC Properties, Inc.	13,081	680,081
Total REITs-Health Care		11,011,994

REITs-Regional Malls - 9.5%
Simon Property Group, Inc.	36,625	7,581,741
General Growth Properties, Inc.[2]	91,145	2,515,602
Tanger Factory Outlet Centers, Inc.	17,635	687,060
Total REITs-Regional Malls		10,784,403

REITs-Shopping Centers - 6.7%
Federal Realty Investment Trust[1]	16,194	2,492,741
Acadia Realty Trust	43,424	1,573,686
Regency Centers Corp.	19,549	1,514,852
Retail Opportunity Investments Corp.	42,536	934,091
DDR Corp.	34,211	596,298
Kimco Realty Corp.	16,720	484,044
Total REITs-Shopping Centers		7,595,712

REITs-Storage - 6.3%
Public Storage	14,440	3,222,142
National Storage Affiliates Trust	143,735	3,009,811
Extra Space Storage, Inc.	10,779	855,960
Total REITs-Storage		7,087,913

REITs-Manufactured Homes - 3.8%
Sun Communities, Inc.	29,144	2,287,221
Equity LifeStyle Properties, Inc.[1]	25,659	1,980,362
Total REITs-Manufactured Homes		4,267,583

REITs-Hotels - 2.5%
Apple Hospitality REIT, Inc.	77,188	1,428,750
Sunstone Hotel Investors, Inc.	57,992	741,718
Host Hotels & Resorts, Inc.	40,255	626,770
Total REITs-Hotels		2,797,238

REITs-Single Tenant - 2.2%
Realty Income Corp.	18,401	1,231,578
Spirit Realty Capital, Inc.	86,309	1,150,499
National Retail Properties, Inc.	2,220	112,887
Total REITs-Single Tenant		2,494,964

REITs-Mortgage - 1.3%
Blackstone Mortgage Trust, Inc. — Class A	51,412	1,514,083
Total REITs		103,370,821

Real Estate - 1.6%
Real Estate Operations/Development - 1.6%
Four Corners Property Trust, Inc.	84,913	1,811,194

Lodging - 1.6%
Hotels & Motels - 1.6%
Hilton Worldwide Holdings, Inc.	78,420	1,798,171

Home Builders – 0.9%
Building-Residential/Commerical – 0.9%
LGI Homes, Inc.*	29,375	1,082,175

Total Common Stocks
(Cost $101,114,420)		108,062,361

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
RISK MANAGED REAL ESTATE FUND

	Shares	Value

SHORT-TERM INVESTMENTS† - 6.0%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[3]	6,759,412	$6,759,412
Total Short-Term Investments
(Cost $6,759,412)		6,759,412

Total Investments - 101.4%
(Cost $107,873,832)		$114,821,773

COMMON STOCKS SOLD SHORT† - (12.4)%

REITs – (12.4)%
REITs-Regional Malls – (0.5)%
Macerich Co.	(7,396)	(598,115)

REITs-Apartments – (0.7)%
UDR, Inc.	(11,065)	(398,229)
AvalonBay Communities, Inc.	(2,271)	(403,875)
Total REITs-Apartments		(802,104)

REITs-Hotels – (0.8)%
Hersha Hospitality Trust	(21,280)	(383,466)
Host Hotels & Resorts, Inc.	(31,657)	(492,899)
Total REITs-Hotels		(876,365)

REITs-Single Tenant – (0.9)%
National Retail Properties, Inc.	(7,917)	(402,579)
Realty Income Corp.	(9,085)	(608,059)
Total REITs-Single Tenant		(1,010,638)

REITs-Storage – (1.1)%
Public Storage	(1,812)	(404,330)
Iron Mountain, Inc.	(22,331)	(838,082)
Total REITs-Storage		(1,242,412)

REITs-Health Care – (1.3)%
HCP, Inc.	(10,134)	(384,585)
Welltower, Inc.	(5,550)	(414,974)
Senior Housing Properties Trust	(27,604)	(626,887)
Total REITs-Health Care		(1,426,446)

REITs-Shopping Centers – (1.5)%
Kimco Realty Corp.	(16,560)	(479,412)
Weingarten Realty Investors	(16,094)	(627,344)
Ramco-Gershenson Properties Trust	(33,561)	(628,933)
Total REITs-Shopping Centers		(1,735,689)

REITs-Office Property – (1.9)%
Government Properties Income Trust	(26,924)	(609,021)
Douglas Emmett, Inc.	(19,648)	(719,706)
Piedmont Office Realty Trust, Inc. — Class A	(35,266)	(767,741)
Total REITs-Office Property		(2,096,468)

REITs-Diversified – (3.7)%
Lexington Realty Trust	(37,535)	(386,611)
Duke Realty Corp.	(17,914)	(489,590)
Forest City Realty Trust, Inc. — Class A	(25,484)	(589,445)
STAG Industrial, Inc.	(26,985)	(661,402)
EPR Properties	(8,635)	(679,920)
Investors Real Estate Trust	(122,220)	(727,209)
Digital Realty Trust, Inc.	(7,576)	(735,781)
Total REITs-Diversified		(4,269,958)
Total REITs		(14,058,195)

Total Common Stocks Sold Short
(Cost $13,725,144)		(14,058,195)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (3.7)%
iShares U.S. Real Estate ETF	(52,470)	(4,231,181)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,264,774)		(4,231,181)
Total Securities Sold Short - (16.1)%
(Proceeds $17,989,918)		$(18,289,376)
Other Assets & Liabilities, net - 14.7%		16,633,447
Total Net Assets - 100.0%		$113,165,844

Unrealized Gain (Loss)

OTC Equity SWAP AGREEMENTS ††
Morgan Stanley June 2017 Risk Managed Real Estate Portfolio Long Custom Basket Swap 1.02%[4], Terminating 06/15/17 (Notional Value $32,729,679)	$1,959,554
Morgan Stanley June 2017 Risk Managed Real Estate Portfolio Short Custom Basket Swap 0.05%[5], Terminating 06/15/17 (Notional Value $32,853,211)	$(1,424,342)

	Shares

CUSTOM BASKET OF LONG SECURITIES[4]
Gramercy Property Trust	130,349	260,333
Rexford Industrial Realty, Inc.	63,947	242,359
Four Corners Property Trust, Inc.	63,534	206,150
Equity LifeStyle Properties, Inc.	12,179	199,698
EastGroup Properties, Inc.	14,605	185,543
American Tower Corp. — Class A	11,471	181,062
Sun Communities, Inc.	14,056	171,634
Federal Realty Investment Trust	7,426	108,542
Equinix, Inc.	2,893	88,456
Hudson Pacific Properties, Inc.	21,517	77,961
American Assets Trust, Inc.	24,273	73,079
GEO Group, Inc.	23,943	70,923
Cousins Properties, Inc.	97,463	67,351
Acadia Realty Trust	29,265	51,801
Physicians Realty Trust	52,959	45,534

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
RISK MANAGED REAL ESTATE FUND

	Shares	Unrealized Gain (Loss)

Healthcare Trust of America, Inc. — Class A	21,266	$34,986
Crown Castle International Corp.	7,457	34,509
Alexandria Real Estate Equities, Inc.	6,501	34,035
Liberty Property Trust	21,814	14,958
Weyerhaeuser Co.	34,005	5,808
Blackstone Mortgage Trust, Inc. — Class A	37,061	(6,163)
Colony Starwood Homes	34,631	(9,499)
CyrusOne, Inc.	24,647	(12,960)
Mack-Cali Realty Corp.	25,570	(13,734)
National Storage Affiliates Trust	87,741	(17,115)
LGI Homes, Inc.*	19,180	(30,184)
Apple Hospitality REIT, Inc.	48,985	(38,107)
General Growth Properties, Inc.	37,261	(42,672)
First Potomac Realty Trust	71,066	(47,770)
American Homes 4 Rent — Class A	42,008	(51,005)
Equity Residential	14,016	(52,314)
Corrections Corporation of America	21,925	(56,167)
Hilton Worldwide Holdings, Inc.	53,882	(66,253)
Total Custom Basket of Long Securities		1,710,779

CUSTOM BASKET OF SHORT SECURITIES[5]
Investors Real Estate Trust	(219,691)	161,018
Digital Realty Trust, Inc.	(13,609)	112,734
Host Hotels & Resorts, Inc.	(56,828)	82,048
Hersha Hospitality Trust	(38,251)	56,694
iShares U.S. Real Estate ETF	(94,211)	54,548
Ramco-Gershenson Properties Trust	(60,267)	43,629
Duke Realty Corp.	(32,201)	25,983
Public Storage	(3,257)	22,838
Macerich Co.	(13,295)	18,518
National Retail Properties, Inc.	(14,231)	3,316
Realty Income Corp.	(16,329)	1,792
AvalonBay Communities, Inc.	(4,082)	(11,418)
UDR, Inc.	(19,889)	(14,866)
Welltower, Inc.	(9,965)	(15,439)
Kimco Realty Corp.	(29,767)	(26,191)
Forest City Realty Trust, Inc. — Class A	(45,808)	(33,209)
Senior Housing Properties Trust	(49,589)	(52,465)
Weingarten Realty Investors	(28,899)	(74,790)
HCP, Inc.	(18,216)	(103,972)
Lexington Realty Trust	(67,469)	(108,600)
Piedmont Office Realty Trust, Inc. — Class A	(63,322)	(125,461)
Government Properties Income Trust	(48,346)	(189,670)
Douglas Emmett, Inc.	(35,276)	(211,367)
Iron Mountain, Inc.	(40,101)	(252,091)
STAG Industrial, Inc.	(48,477)	(257,853)
EPR Properties	(15,503)	(327,860)
Total Custom Basket of Short Securities		(1,222,134)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2016.
[2]	All or a portion of this security is pledged as equity swap collateral at September 30, 2016.
[3]	Rate indicated is the 7 day yield as of September 30, 2016.
[4]	Total Return is based on the return of the custom basket of long securities +/ - financing at a variable rate. Rate indicated is rate effective at September 30, 2016.
[5]	Total Return is based on the return of the custom basket of short securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2016.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$108,062,361	$—	$—	$—	$108,062,361
Short-Term Investments	6,759,412	—	—	—	6,759,412
Equity Swap Agreements	—	—	1,959,554	—	1,959,554
Total	$114,821,773	$—	$1,959,554	$—	$116,781,327

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$14,058,195	$—	$—	$—	$14,058,195
Exchange-Traded Funds	4,231,181	—	—	—	4,231,181
Equity Swap Agreements	—	—	1,424,342	—	1,424,342
Total	$18,289,376	$—	$1,424,342	$—	$19,713,718

*	Other financial instruments include swaps which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $107,873,832)	$114,821,773
Segregated cash with broker	16,028,459
Unrealized appreciation on swap agreements	1,959,554
Prepaid expenses	20,513
Cash	10,776
Receivables:
Fund shares sold	19,994
Dividends	515,343
Total assets	133,376,412

Liabilities:
Securities sold short, at value (proceeds $17,989,918)	18,289,376
Unrealized depreciation on swap agreements	1,424,342
Payable for:
Swap settlement	282,254
Dividends distributed	72,878
Management fees	61,207
Fund shares redeemed	24,870
Fund accounting/administration fees	8,841
Trustees’ fees*	3,511
Transfer agent/maintenance fees	3,132
Distribution and service fees	532
Miscellaneous	39,625
Total liabilities	20,210,568
Net assets	$113,165,844

Net assets consist of:
Paid in capital	$105,901,782
Accumulated net investment loss	(481,337)
Accumulated net realized gain on investments	561,704
Net unrealized appreciation on investments	7,183,695
Net assets	$113,165,844

A-Class:
Net assets	$743,140
Capital shares outstanding	25,737
Net asset value per share	$28.87
Maximum offering price per share (Net asset value divided by 95.25%)	$30.31

C-Class:
Net assets	$517,869
Capital shares outstanding	18,003
Net asset value per share	$28.77

P-Class:
Net assets	$82,246
Capital shares outstanding	2,835
Net asset value per share	$29.01

Institutional Class:
Net assets	$111,822,589
Capital shares outstanding	3,832,773
Net asset value per share	$29.18

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends	$2,666,267
Interest	4,640
Total investment income	2,670,907

Expenses:
Management fees	831,617
Transfer agent/maintenance fees:
A-Class	1,243
C-Class	2,411
P-Class	88
Institutional Class	23,101
Distribution and service fees:
A-Class	1,504
C-Class	2,856
P-Class	137
Fund accounting/administration fees	105,337
Short sales dividend expense	499,879
Registration fees	69,816
Prime broker interest expense	33,057
Line of credit fees	14,576
Custodian fees	12,418
Trustees’ fees*	11,987
Miscellaneous	56,042
Total expenses	1,666,069
Less:
Expenses waived by Adviser	(3,233)
Net expenses	1,662,836
Net investment income	1,008,071

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,702,788
Swap agreements	(1,524,233)
Securities sold short	(1,130,935)
Net realized gain	5,047,620
Net change in unrealized appreciation (depreciation) on:
Investments	9,833,005
Securities sold short	(944,265)
Swap agreements	709,117
Net change in unrealized appreciation (depreciation)	9,597,857
Net realized and unrealized gain	14,645,477
Net increase in net assets resulting from operations	$15,653,548

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,008,071	$(400,544)
Net realized gain on investments	5,047,620	13,509,189
Net change in unrealized appreciation (depreciation) on investments	9,597,857	(934,660)
Net increase in net assets resulting from operations	15,653,548	12,173,985

Distributions to shareholders from:
Net investment income
A-Class	(15,560)	(2,130)
C-Class	(7,069)	—
P-Class	(1,363)	— *
Institutional Class	(3,816,066)	(110,810)
Net realized gains
A-Class	(43,834)	(5,715)
C-Class	(32,752)	(362)
P-Class	(4,335)	— *
Institutional Class	(13,211,585)	(534,120)
Total distributions to shareholders	(17,132,564)	(653,137)

Capital share transactions:
Proceeds from sale of shares
A-Class	785,426	1,724,691
C-Class	452,351	205,333
P-Class	73,853	30,035 *
Institutional Class	3,584,478	2,482,274
Distributions reinvested
A-Class	54,041	6,954
C-Class	39,469	362
P-Class	5,698	— *
Institutional Class	13,011,489	488,786
Cost of shares redeemed
A-Class	(474,048)	(1,496,971)
C-Class	(58,044)	(164,753)
P-Class	(26,988)	— *
Institutional Class	(9,175,287)	(12,576,840)
Net increase (decrease) from capital share transactions	8,272,438	(9,300,129)
Net increase in net assets	6,793,422	2,220,719

Net assets:
Beginning of year	106,372,422	104,151,703
End of year	$113,165,844	$106,372,422
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(481,337)	$2,679,256

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	27,279	56,206
C-Class	15,548	6,656
P-Class	2,578	999 *
Institutional Class	132,744	79,259
Shares issued from reinvestment of distributions
A-Class	2,003	229
C-Class	1,472	12
P-Class	210	— *
Institutional Class	477,316	16,219
Shares redeemed
A-Class	(15,824)	(48,126)
C-Class	(2,239)	(5,377)
P-Class	(952)	— *
Institutional Class	(317,907)	(406,035)
Net increase (decrease) in shares	322,228	(299,958)

*	Since commencement of operations: May 1, 2015.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.77	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	3.84	3.18	2.06
Total from investment operations	4.03	2.97	2.08
Less distributions from:
Net investment income	(1.12)	(.05)	(.09)
Net realized gains	(3.81)	(.14)	—
Total distributions	(4.93)	(.19)	(.09)
Net asset value, end of period	$28.87	$29.77	$26.99

Total Return[c]	14.88%	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$743	$366	$107
Ratios to average net assets:
Net investment income (loss)	0.66%	(0.67%)	0.16%
Total expenses[d]	1.93%	3.41%	4.22%[f]
Net expenses[e,h]	1.78%	3.04%	3.32%
Portfolio turnover rate	133%	214%	57%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.56	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.77	3.18	2.19
Total from investment operations	3.79	2.75	1.96
Less distributions from:
Net investment income	(.77)	—	(.01)
Net realized gains	(3.81)	(.14)	—
Total distributions	(4.58)	(.14)	(.01)
Net asset value, end of period	$28.77	$29.56	$26.95

Total Return	14.00%	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518	$95	$52
Ratios to average net assets:
Net investment income (loss)	0.08%	(1.42%)	(1.60%)
Total expenses[d]	3.32%	5.76%	9.33%[f]
Net expenses[e,h]	2.53%	3.76%	2.67%
Portfolio turnover rate	133%	214%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.04
Net gain (loss) on investments (realized and unrealized)	3.88	(1.16)
Total from investment operations	4.04	(1.12)
Less distributions from:
Net investment income	(.99)	—
Net realized gains	(3.81)	—
Total distributions	(4.80)	—
Net asset value, end of period	$29.01	$29.77

Total Return[c]	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82	$30
Ratios to average net assets:
Net investment income (loss)	0.56%	0.30%
Total expenses[d]	1.88%	4.04%[f]
Net expenses[e,h]	1.78%	2.94%
Portfolio turnover rate	133%	214%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	3.89	3.18	2.09
Total from investment operations	4.15	3.07	2.11
Less distributions from:
Net investment income	(1.06)	(.03)	(.11)
Net realized gains	(3.81)	(.14)	—
Total distributions	(4.87)	(.17)	(.11)
Net asset value, end of period	$29.18	$29.90	$27.00

Total Return[c]	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	0.91%	(0.35%)	0.11%
Total expenses[d]	1.50%	2.70%	2.69%[f]
Net expenses[e,h]	1.50%	2.70%	2.58%
Portfolio turnover rate	133%	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/16	09/30/15	09/30/14
A-Class	1.29%	1.30%	1.30%
C-Class	2.03%	2.05%	2.05%
P-Class	1.28%	1.30%	—
Institutional Class	1.00%	0.99%	1.10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, the Guggenheim Small Cap Value Fund returned 14.81%1, compared with the 18.81% return of its benchmark, the Russell 2000 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest negative impact was in Information Technology, followed by Materials, which were the top-performing sectors in the Index. On the positive side, the leading contributor to return was stock selection in Consumer Staples, which was the best-returning sector in the Fund, and Energy.

The top individual contributor on an absolute basis was Tech name Finisar, a provider of optical subsystems and components, which advanced on strong sales among telecom clients. Another was Black Hills Corp. in the Utility sector, which began 2016 at a depressed valuation that reflected concern about the company’s ownership of some oil and gas fields. However, an analyst upgrade, citing the beneficial de-risking impact of the company’s SourceGas acquisition, proved to be a significant catalyst for the shares. Another contributor for the period was Silicon Graphics International, which in August said it would be acquired by Hewlett Packard Enterprise.

The top individual detractor on an absolute basis was Tech name Everi Holdings, Inc., which replaced its CEO during the period and had lower earnings amid a gaming-supplier market facing weak industry fundamentals and more competition. Financials name Diebold Inc., an ATM maker that combined with German Wincor Nixdorf during the period, also had a second-quarter loss and forecasted flat revenues for 2016. Another detractor for the period was Celadon Group, which fell during the period due to a pessimistic outlook for pricing among long-haul trucking services.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Health Care. The underweight contributed to performance for the year, while the overweight detracted from performance. The other large underweight was in Real Estate, which detracted slightly from performance for the year.

The Fund has been underweight Financials for some time, as well as the REITs (Real Estate Investment Trust) industry, which was extracted from Financials to form a separate sector in September 2016 and continues to be fairly valued in our view. Toward the end of the period, the Fund trimmed its underweight in Financials by adding several banking names.

Relative underperformance in the overweighted Health Care sector was driven by fears of price controls, brought about by election year politics, severely pressuring biotechnology, device, and products stocks. Early in the period, leading hospital chains fell, citing poor admission trends and higher-than-expected labor costs, which served to punish all of the health-care-service names, especially those that are smaller or have more debt.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

Portfolio and Market Outlook

During the quarter, investors began to gain confidence that commodity prices have seen a bottom, which suggested an end to the business pressure not only in energy but in several industrial and financial industries. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, with the fear of a commodity-driven recession having ebbed, the fuel for a relief rally was present. With the economic environment proving to be steady but subdued, and a Fed that is acting with utmost caution, the markets appear fated to behave in a choppy manner while trading in a relatively narrow range.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Spire, Inc.	1.8%
Portland General Electric Co.	1.8%
Avista Corp.	1.8%
Trustmark Corp.	1.7%
DigitalGlobe, Inc.	1.7%
Emergent BioSolutions, Inc.	1.7%
Century Communities, Inc.	1.7%
Fulton Financial Corp.	1.6%
Cathay General Bancorp	1.6%
Berkshire Hills Bancorp, Inc.	1.6%
Top Ten Total	17.0%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	Since Inception (07/11/08)
A-Class Shares	14.81%	13.47%	13.20%
A-Class Shares with sales charge†	9.33%	12.37%	12.38%
C-Class Shares	14.02%	12.63%	12.37%
C-Class Shares with CDSC‡	13.02%	12.63%	12.37%
Russell 2000 Value Index	18.81%	15.45%	8.92%
		1 Year	Since Inception (05/01/15)
P-Class Shares		14.88%	1.73%
Russell 2000 Value Index		18.81%	4.71%
	1 Year	5 Year	Since Inception (07/11/08)
Institutional Class Shares	15.18%	13.74%	13.47%
Russell 2000 Value Index	18.81%	15.45%	8.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structure.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	September 30, 2016
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 98.8%

Financial - 38.7%
Trustmark Corp.	11,602	$319,750
Fulton Financial Corp.	20,015	290,618
Cathay General Bancorp	9,350	287,793
Berkshire Hills Bancorp, Inc.	10,359	287,048
Navigators Group, Inc.	2,945	285,430
Equity Commonwealth*	9,120	275,606
Wintrust Financial Corp.	4,747	263,790
1st Source Corp.	7,070	252,364
First Citizens BancShares, Inc. — Class A	731	214,833
Hanmi Financial Corp.	7,838	206,453
Argo Group International Holdings Ltd.	3,564	201,080
Horace Mann Educators Corp.	5,460	200,109
Prosperity Bancshares, Inc.	3,506	192,444
Zions Bancorporation	6,168	191,331
Endurance Specialty Holdings Ltd.	2,768	181,166
Umpqua Holdings Corp.	11,974	180,209
EastGroup Properties, Inc.	2,330	171,395
Hanover Insurance Group, Inc.	2,246	169,393
Farmer Mac — Class C	3,975	157,013
Old National Bancorp	11,062	155,532
Radian Group, Inc.	11,320	153,386
EPR Properties	1,931	152,047
Investors Bancorp, Inc.	12,492	150,029
Valley National Bancorp	15,305	148,918
Parkway Properties, Inc.	8,706	148,089
Sun Communities, Inc.	1,879	147,464
TriCo Bancshares	5,304	141,988
FNB Corp.	11,018	135,521
CubeSmart	4,519	123,188
Lexington Realty Trust	11,180	115,154
First Industrial Realty Trust, Inc.	4,032	113,783
DCT Industrial Trust, Inc.	2,156	104,674
Texas Capital Bancshares, Inc.*	1,815	99,680
Webster Financial Corp.	2,479	94,227
Hancock Holding Co.	2,899	94,015
First Merchants Corp.	3,511	93,919
MB Financial, Inc.	2,462	93,654
Monogram Residential Trust, Inc.	8,754	93,143
IBERIABANK Corp.	1,384	92,894
Genworth Financial, Inc. — Class A*	12,825	63,612
Stifel Financial Corp.*	1,494	57,444
Washington Federal, Inc.	1,781	47,517
Sterling Bancorp	2,704	47,320
Janus Capital Group, Inc.	3,253	45,575
Corrections Corporation of America	3,031	42,040
Hope Bancorp, Inc.	465	8,077
Total Financial		7,090,715

Industrial - 12.0%
Oshkosh Corp.	4,441	248,696
Marten Transport Ltd.	11,600	243,600
Benchmark Electronics, Inc.*	8,900	222,055
Owens-Illinois, Inc.*	10,541	193,849
FLIR Systems, Inc.	6,032	189,525
Werner Enterprises, Inc.	5,298	123,284
Argan, Inc.	1,989	117,729
Scorpio Tankers, Inc.	22,984	106,416
Kirby Corp.*	1,608	99,953
Sanmina Corp.*	3,390	96,513
Ryder System, Inc.	1,447	95,430
Esterline Technologies Corp.*	1,244	94,594
Crane Co.	1,499	94,452
ITT, Inc.	2,480	88,883
Summit Materials, Inc. — Class A*	4,552	84,440
AEP Industries, Inc.	726	79,403
Rand Logistics, Inc.*	34,819	26,114
Total Industrial		2,204,936

Consumer, Non-cyclical - 11.4%
Emergent BioSolutions, Inc.*	9,709	306,124
Navigant Consulting, Inc.*	9,940	200,986
Sanderson Farms, Inc.	1,901	183,123
Invacare Corp.	15,923	177,860
Premier, Inc. — Class A*	5,405	174,798
Surgical Care Affiliates, Inc.*	2,903	141,550
HealthSouth Corp.	3,050	123,739
FTI Consulting, Inc.*	2,544	113,361
Carriage Services, Inc. — Class A	4,310	101,932
Dean Foods Co.	5,787	94,907
United Rentals, Inc.*	1,155	90,656
Molina Healthcare, Inc.*	1,448	84,447
Universal Corp.	1,145	66,662
ICF International, Inc.*	1,391	61,649
John B Sanfilippo & Son, Inc.	994	51,022
Darling Ingredients, Inc.*	3,076	41,557
Trevena, Inc.*	5,578	37,652
Community Health Systems, Inc.*	2,809	32,416
Total Consumer, Non-cyclical		2,084,441

Consumer, Cyclical - 11.1%
Century Communities, Inc.*	14,066	302,559
International Speedway Corp. — Class A	8,164	272,841
J.C. Penney Company, Inc.*	23,785	219,298
UniFirst Corp.	1,628	214,668
Scotts Miracle-Gro Co. — Class A	2,078	173,035
La-Z-Boy, Inc.	5,790	142,202
Essendant, Inc.	6,805	139,639
Unifi, Inc.*	3,498	102,946
Wabash National Corp.*	6,987	99,495
Tuesday Morning Corp.*	14,740	88,145
Caleres, Inc.	2,045	51,718
Genesco, Inc.*	908	49,450
Tenneco, Inc.*	822	47,898
Deckers Outdoor Corp.*	770	45,854
DSW, Inc. — Class A	2,004	41,042
Vista Outdoor, Inc.*	914	36,432
Total Consumer, Cyclical		2,027,222

Utilities - 8.0%
Spire, Inc.	5,145	327,942
Portland General Electric Co.	7,660	326,240

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
SMALL CAP VALUE FUND

	Shares	Value

Avista Corp.	7,683	$321,073
Black Hills Corp.	3,818	233,738
Calpine Corp.*	9,927	125,477
ALLETE, Inc.	1,391	82,931
ONE Gas, Inc.	849	52,502
Total Utilities		1,469,903

Energy - 5.5%
Oasis Petroleum, Inc.*	20,144	231,052
Laredo Petroleum, Inc.*	16,817	216,939
Gulfport Energy Corp.*	4,906	138,595
Chesapeake Energy Corp.*	18,597	116,603
Rowan Companies plc — Class A	7,640	115,822
WPX Energy, Inc.*	5,436	71,701
Jones Energy, Inc. — Class A*	17,778	63,290
MRC Global, Inc.*	3,144	51,656
Total Energy		1,005,658

Technology - 5.1%
Maxwell Technologies, Inc.*	44,589	230,079
IXYS Corp.	14,972	180,413
ManTech International Corp. — Class A	4,622	174,203
Brooks Automation, Inc.	11,160	151,887
MKS Instruments, Inc.	2,385	118,606
Photronics, Inc.*	8,405	86,656
Total Technology		941,844

Communications - 4.3%
DigitalGlobe, Inc.*	11,395	313,362
Finisar Corp.*	8,022	239,056
Bankrate, Inc.*	18,066	153,200
Infinera Corp.*	5,059	45,683
Time, Inc.	2,850	41,268
Total Communications		792,569

Basic Materials - 2.7%
Reliance Steel & Aluminum Co.	2,412	173,736
Chemtura Corp.*	3,411	111,914
Olin Corp.	5,027	103,154
Landec Corp.*	4,004	53,694
Ingevity Corp.*	1,055	48,636
Total Basic Materials		491,134

Total Common Stocks
(Cost $16,556,638)		18,108,422

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1	6,250	2
Total Convertible Preferred Stocks
(Cost $5,968)		2

SHORT-TERM INVESTMENTS† - 5.4%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[2]	992,656	992,656
Total Short-Term Investments
(Cost $992,656)		992,656

Total Investments - 104.2%
(Cost $17,555,262)		$19,101,080
Other Assets & Liabilities, net - (4.2)%		(764,264)
Total Net Assets - 100.0%		$18,336,816

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7 day yield as of September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
SMALL CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$18,108,422	$—	$—	$18,108,422
Convertible Preferred Stocks	—	—	2	2
Short-Term Investments	992,656	—	—	992,656
Total	$19,101,078	$—	$2	$19,101,080

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $17,555,262)	$19,101,080
Prepaid expenses	29,200
Receivables:
Fund shares sold	11,983
Dividends	24,957
Investment adviser	745
Total assets	19,167,965

Liabilities:
Payable for:
Fund shares redeemed	782,992
Transfer agent/maintenance fees	8,165
Distribution and service fees	7,063
Trustees’ fees*	3,302
Fund accounting/administration fees	3,044
Miscellaneous	26,583
Total liabilities	831,149
Net assets	$18,336,816

Net assets consist of:
Paid in capital	$17,091,769
Undistributed net investment income	—
Accumulated net realized loss on investments	(300,771)
Net unrealized appreciation on investments	1,545,818
Net assets	$18,336,816

A-Class:
Net assets	$13,282,621
Capital shares outstanding	976,249
Net asset value per share	$13.61
Maximum offering price per share (Net asset value divided by 95.25%)	$14.28

C-Class:
Net assets	$4,762,493
Capital shares outstanding	379,028
Net asset value per share	$12.57

P-Class:
Net assets	$10,567
Capital shares outstanding	777
Net asset value per share	$13.60

Institutional Class:
Net assets	$281,135
Capital shares outstanding	22,421
Net asset value per share	$12.54

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding tax of $182)	$260,474
Interest	445
Total investment income	260,919

Expenses:
Management fees	182,507
Transfer agent/maintenance fees:
A-Class	30,415
C-Class	12,309
P-Class	45
Institutional Class	963
Distribution and service fees:
A-Class	31,758
C-Class	51,387
P-Class	25
Fund accounting/administration fees	25,000
Registration fees	55,617
Professional fees	26,047
Trustees’ fees*	8,401
Custodian fees	5,402
Line of credit fees	2,806
Miscellaneous	22,662
Total expenses	455,344
Less:
Expenses waived by Adviser	(177,553)
Net expenses	277,791
Net investment loss	(16,872)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(211,102)
Net realized loss	(211,102)
Net change in unrealized appreciation (depreciation) on:
Investments	2,754,456
Net change in unrealized appreciation (depreciation)	2,754,456
Net realized and unrealized gain	2,543,354
Net increase in net assets resulting from operations	$2,526,482

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(16,872)	$(21,279)
Net realized gain (loss) on investments	(211,102)	2,580,686
Net change in unrealized appreciation (depreciation) on investments	2,754,456	(3,368,440)
Net increase (decrease) in net assets resulting from operations	2,526,482	(809,033)

Distributions to shareholders from:
Net investment income
A-Class	—	(85,715)
Institutional Class	—	(60,526)
Net realized gains
A-Class	(955,328)	(3,174,844)
C-Class	(396,113)	(1,734,594)
P-Class	(707)	— *
Institutional Class	(41,348)	(145,234)
Total distributions to shareholders	(1,393,496)	(5,200,913)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,421,000	4,411,252
C-Class	750,596	563,350
P-Class	709	10,100 *
Institutional Class	272,695	415,494
Distributions reinvested
A-Class	939,682	3,225,514
C-Class	387,206	1,687,462
P-Class	707	— *
Institutional Class	31,740	119,479
Cost of shares redeemed
A-Class	(4,780,880)	(8,280,585)
C-Class	(1,836,314)	(3,649,333)
P-Class	(559)	— *
Institutional Class	(489,765)	(608,113)
Net decrease from capital share transactions	(1,303,183)	(2,105,380)
Net decrease in net assets	(170,197)	(8,115,326)

Net assets:
Beginning of year	18,507,013	26,622,339
End of year	$18,336,816	$18,507,013
Undistributed net investment income/(Accumulated net investment loss at end of year)	$—	$(9,380)

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	266,786	298,616
C-Class	65,317	41,676
P-Class	58	706 *
Institutional Class	23,593	31,665
Shares issued from reinvestment of distributions
A-Class	74,756	230,223
C-Class	33,151	127,935
P-Class	56	— *
Institutional Class	2,743	9,233
Shares redeemed
A-Class	(372,375)	(552,933)
C-Class	(152,218)	(271,052)
P-Class	(43)	— *
Institutional Class	(42,731)	(46,285)
Net decrease in shares	(100,907)	(130,216)

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$12.78	$16.82	$17.81	$15.04	$11.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.02	(.03)	(—)[b]	(.03)
Net gain (loss) on investments (realized and unrealized)	1.81	(.60)	.26	4.05	3.73
Total from investment operations	1.82	(.58)	.23	4.05	3.70
Less distributions from:
Net investment income	—	(.09)	(.03)	(.01)	—
Net realized gains	(.99)	(3.37)	(1.19)	(1.27)	(.32)
Total distributions	(.99)	(3.46)	(1.22)	(1.28)	(.32)
Net asset value, end of period	$13.61	$12.78	$16.82	$17.81	$15.04

Total Return[c]	14.81%	(5.23%)	1.07%	29.39%	32.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,283	$12,866	$17,342	$16,487	$12,294
Ratios to average net assets:
Net investment income (loss)	0.12%	0.13%	(0.14%)	(0.02%)	(0.24%)
Total expenses	2.29%	1.99%	1.85%	1.91%	2.14%
Net expenses[d]	1.32%[f]	1.32%[f]	1.32%[f]	1.30%	1.30%
Portfolio turnover rate	64%	62%	45%	34%	62%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$11.95	$15.96	$17.05	$14.54	$11.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.09)	(.15)	(.12)	(.14)
Net gain (loss) on investments (realized and unrealized)	1.69	(.55)	.25	3.90	3.64
Total from investment operations	1.61	(.64)	.10	3.78	3.50
Less distributions from:
Net realized gains	(.99)	(3.37)	(1.19)	(1.27)	(.32)
Total distributions	(.99)	(3.37)	(1.19)	(1.27)	(.32)
Net asset value, end of period	$12.57	$11.95	$15.96	$17.05	$14.54

Total Return[c]	14.02%	(5.97%)	0.30%	28.34%	31.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,762	$5,173	$8,527	$5,885	$3,026
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.65%)	(0.87%)	(0.75%)	(1.00%)
Total expenses	3.04%	2.72%	2.51%	2.58%	2.70%
Net expenses[d]	2.07%[f]	2.08%[f]	2.07%[f]	2.05%	2.05%
Portfolio turnover rate	64%	62%	45%	34%	62%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.04
Net gain (loss) on investments (realized and unrealized)	1.80	(1.60)
Total from investment operations	1.82	(1.56)
Less distributions from:
Net realized gains	(.99)	—
Total distributions	(.99)	—
Net asset value, end of period	$13.60	$12.77

Total Return[c]	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.13%	0.60%
Total expenses	2.50%	4.04%
Net expenses[d,f]	1.32%	1.31%
Portfolio turnover rate	64%	62%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$11.82	$17.04	$18.04	$15.21	$11.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.05	.01	.04	— [b]
Net gain (loss) on investments (realized and unrealized)	1.67	(.49)	.25	4.10	3.77
Total from investment operations	1.71	(.44)	.26	4.14	3.77
Less distributions from:
Net investment income	—	(1.41)	(.07)	(.04)	—
Net realized gains	(.99)	(3.37)	(1.19)	(1.27)	(.32)
Total distributions	(.99)	(4.78)	(1.26)	(1.31)	(.32)
Net asset value, end of period	$12.54	$11.82	$17.04	$18.04	$15.21

Total Return[c]	15.18%	(5.01%)	1.21%	29.74%	32.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281	$459	$753	$22,315	$18,591
Ratios to average net assets:
Net investment income (loss)	0.30%	0.33%	0.05%	0.23%	0.02%
Total expenses	2.09%	1.70%	1.33%	1.34%	1.44%
Net expenses[d]	1.07%[f]	1.07%[f]	1.07%[f]	1.05%	1.05%
Portfolio turnover rate	64%	62%	45%	34%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	—
Institutional Class	1.05%	1.05%	1.05%

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Qi Yan, Managing Director and Senior Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, the Guggenheim StylePlus—Large Core Fund returned 16.13%1, compared with the 15.43% return of its benchmark, the S&P 500 Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund slightly outperformed the S&P 500 Index for the one-year period ended September 30, 2016. The fixed income sleeve was the largest positive contributor. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts also contributed to performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve increased slightly to 17% over the period, with a slightly lower allocation of 83% to the passive equity position, maintaining the total equity allocation at just below 100%.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Health Care sectors and most underweight the Consumer Discretionary and Information Technology sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and NA RMBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	34.2%
Guggenheim Strategy Fund II	25.3%
Guggenheim Strategy Fund I	12.1%
Guggenheim Limited Duration Fund - Institutional Class	8.0%
Apple, Inc.	0.7%
Exxon Mobil Corp.	0.5%
AT&T, Inc.	0.4%
Pfizer, Inc.	0.4%
Verizon Communications, Inc.	0.3%
Merck & Company, Inc.	0.3%
Top Ten Total	82.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	16.13%	15.26%	5.13%
A-Class Shares with sales charge†	10.63%	14.14%	4.51%
C-Class Shares	15.00%	14.18%	4.26%
C-Class Shares with CDSC‡	14.00%	14.18%	4.26%
S&P 500 Index	15.43%	16.37%	7.24%
		1 Year	Since Inception (05/01/15)
P-Class Shares		16.08%	4.19%
S&P 500 Index		15.43%	4.28%
		1 Year	Since Inception (03/01/12)
Institutional Class Shares		17.00%	11.60%
S&P 500 Index		15.43%	12.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	September 30, 2016
STYLEPLUS—LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 16.9%

Consumer, Non-cyclical - 5.8%
Pfizer, Inc.	20,337	$688,815
Merck & Company, Inc.	10,205	636,894
PepsiCo, Inc.	5,576	606,502
Procter & Gamble Co.	6,576	590,167
UnitedHealth Group, Inc.	3,991	558,740
Amgen, Inc.	3,214	536,127
Medtronic plc	6,094	526,522
Gilead Sciences, Inc.	6,429	508,662
AbbVie, Inc.	8,002	504,686
Biogen, Inc.*	1,450	453,894
Danaher Corp.	5,215	408,803
Express Scripts Holding Co.*	5,777	407,452
Becton Dickinson and Co.	2,218	398,641
McKesson Corp.	2,369	395,031
Zimmer Biomet Holdings, Inc.	2,945	382,909
Cardinal Health, Inc.	4,809	373,659
Archer-Daniels-Midland Co.	8,702	366,963
HCA Holdings, Inc.*	4,838	365,898
Kimberly-Clark Corp.	2,888	364,292
Kroger Co.	12,236	363,164
Allergan plc*	1,452	334,410
General Mills, Inc.	5,024	320,933
Sysco Corp.	6,194	303,568
Johnson & Johnson	2,075	245,120
Tyson Foods, Inc. — Class A	3,269	244,096
Coty, Inc. — Class A*	4,533	106,525
Thermo Fisher Scientific, Inc.	632	100,526
Mondelez International, Inc. — Class A	2,272	99,741
Abbott Laboratories	2,257	95,449
Aetna, Inc.	716	82,662
Anthem, Inc.	571	71,552
Total Consumer, Non-cyclical		11,442,403

Industrial - 2.2%
Union Pacific Corp.	4,934	481,213
Boeing Co.	3,556	468,467
United Parcel Service, Inc. — Class B	4,244	464,125
Caterpillar, Inc.	4,985	442,518
FedEx Corp.	2,437	425,695
Emerson Electric Co.	7,391	402,883
Eaton Corporation plc	5,930	389,660
CSX Corp.	12,759	389,150
Waste Management, Inc.	5,799	369,744
Honeywell International, Inc.	1,477	172,203
United Technologies Corp.	1,548	157,277
General Electric Co.	5,174	153,254
Total Industrial		4,316,189

Communications - 2.2%
AT&T, Inc.	17,731	720,056
Verizon Communications, Inc.	12,606	655,260
Cisco Systems, Inc.	19,324	612,957
Comcast Corp. — Class A	9,173	608,537
Alphabet, Inc. — Class C*	626	486,584
Time Warner, Inc.	5,658	450,433
Twenty-First Century Fox, Inc. — Class B	14,120	349,329
Amazon.com, Inc.*	249	208,490
Facebook, Inc. — Class A*	1,496	191,892
Total Communications		4,283,538

Technology - 1.9%
Apple, Inc.	12,150	1,373,558
Intel Corp.	16,841	635,748
Oracle Corp.	13,931	547,210
Microsoft Corp.	8,065	464,544
HP, Inc.	25,276	392,536
International Business Machines Corp.	1,033	164,092
Cognizant Technology Solutions Corp. — Class A*	2,400	114,504
Broadcom Ltd.	593	102,304
Total Technology		3,794,496

Financial - 1.8%
Citigroup, Inc.	11,126	525,481
Wells Fargo & Co.	10,248	453,781
MetLife, Inc.	9,329	414,487
Prudential Financial, Inc.	4,843	395,431
Travelers Companies, Inc.	3,313	379,504
State Street Corp.	5,409	376,629
Aflac, Inc.	5,233	376,096
JPMorgan Chase & Co.	2,985	198,771
Bank of America Corp.	10,415	162,995
Berkshire Hathaway, Inc. — Class B*	1,044	150,827
Chubb Ltd.	758	95,243
Total Financial		3,529,245

Consumer, Cyclical - 1.5%
Wal-Mart Stores, Inc.	7,207	519,769
CVS Health Corp.	5,534	492,472
Walgreens Boots Alliance, Inc.	5,513	444,458
Ford Motor Co.	33,807	408,050
General Motors Co.	12,635	401,414
Delta Air Lines, Inc.	9,979	392,773
Target Corp.	4,802	329,801
Total Consumer, Cyclical		2,988,737

Energy - 1.2%
Exxon Mobil Corp.	11,200	977,535
Schlumberger Ltd.	5,084	399,806
Phillips 66	4,843	390,104
Valero Energy Corp.	6,488	343,864
Chevron Corp.	991	101,994
Cabot Oil & Gas Corp. — Class A	3,822	98,608
Total Energy		2,311,911

Basic Materials - 0.2%
Dow Chemical Co.	2,255	116,876
Nucor Corp.	2,117	104,686
LyondellBasell Industries N.V. — Class A	1,277	103,003
Total Basic Materials		324,565

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Utilities - 0.1%
Southern Co.	1,834	$94,084
NextEra Energy, Inc.	754	92,229
Exelon Corp.	1,968	65,515
Total Utilities		251,828

Total Common Stocks
(Cost $31,703,187)		33,242,912

MUTUAL FUNDS† - 79.7%
Guggenheim Strategy Fund III[1]	2,686,944	67,119,862
Guggenheim Strategy Fund II1	1,992,521	49,693,469
Guggenheim Strategy Fund I1	953,636	23,831,360
Guggenheim Limited Duration Fund - Institutional Class[1]	638,148	15,768,627
Total Mutual Funds
(Cost $155,747,778)		156,413,318

SHORT-TERM INVESTMENTS† - 4.7%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[2],	9,234,363	9,234,363
Total Short-Term Investments
(Cost $9,234,363)		9,234,363

Total Investments - 101.3%
(Cost $196,685,328)		$198,890,593
Other Assets & Liabilities, net - (1.3)%		(2,609,754)
Total Net Assets - 100.0%		$196,280,839

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
December 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,268,263)	21	$39,833

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank August 2017 S&P 500 Index Swap 0.63%[3], Terminating 08/03/17 (Notional Value $160,766,842)	39,010	$5,724,743

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of September 30, 2016.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$33,242,912	$—	$—	$—	$—	$33,242,912
Equity Futures Contracts	—	39,833	—	—	—	39,833
Equity Index Swap Agreements	—	—	—	5,724,743	—	5,724,743
Mutual Funds	156,413,318	—	—	—	—	156,413,318
Short-Term Investments	9,234,363	—	—	—	—	9,234,363
Total	$198,890,593	$39,833	$—	$5,724,743	$—	$204,655,169

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $40,937,550)	$42,477,275
Investments in affiliated issuers, at value (cost $155,747,778)	156,413,318
Total investments (cost $196,685,328)	198,890,593
Unrealized appreciation on swap agreements	5,724,743
Segregated cash with broker	233,000
Prepaid expenses	33,148
Receivables:
Variation margin	29,867
Fund shares sold	53,489
Dividends	325,016
Total assets	205,289,856

Liabilities:
Segregated cash due to broker	4,460,000
Overdraft due to custodian bank	267
Payable for:
Fund shares redeemed	2,281,688
Securities purchased	1,983,796
Management fees	115,886
Distribution and service fees	41,635
Fund accounting/administration fees	15,412
Transfer agent/maintenance fees	14,452
Trustees’ fees*	10,605
Miscellaneous	85,276
Total liabilities	9,009,017
Net assets	$196,280,839

Net assets consist of:
Paid in capital	$183,602,338
Undistributed net investment income	1,127,190
Accumulated net realized gain on investments	3,581,470
Net unrealized appreciation on investments	7,969,841
Net assets	$196,280,839

A-Class:
Net assets	$188,979,234
Capital shares outstanding	8,643,286
Net asset value per share	$21.86
Maximum offering price per share (Net asset value divided by 95.25%)	$22.95

C-Class:
Net assets	$2,649,555
Capital shares outstanding	153,899
Net asset value per share	$17.22

P-Class:
Net assets	$405,147
Capital shares outstanding	18,625
Net asset value per share	$21.75

Institutional Class:
Net assets	$4,246,903
Capital shares outstanding	194,979
Net asset value per share	$21.78

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends from securities of affiliated issuers	$3,248,318
Dividends from securities of unaffiliated issuers	715,151
Interest	13,285
Total investment income	3,976,754

Expenses:
Management fees	1,420,817
Transfer agent/maintenance fees:
A-Class	198,427
C-Class	9,344
P-Class	23
Institutional Class	294
Distribution and service fees:
A-Class	460,469
C-Class	30,956
P-Class	759
Fund accounting/administration fees	179,968
Line of credit fees	35,271
Trustees’ fees*	16,303
Custodian fees	13,387
Miscellaneous	171,832
Total expenses	2,537,850
Less:
Expenses waived by Adviser	(39,318)
Net expenses	2,498,532
Net investment income	1,478,222

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,002,791
Investments in affiliated issuers	(143,352)
Swap agreements	2,699,260
Futures contracts	298,620
Net realized gain	4,857,319
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,228,094
Investments in affiliated issuers	983,322
Swap agreements	18,504,722
Futures contracts	73,404
Net change in unrealized appreciation (depreciation)	21,789,542
Net realized and unrealized gain	26,646,861
Net increase in net assets resulting from operations	$28,125,083

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,478,222	$916,462
Net realized gain on investments	4,857,319	21,563,771
Net change in unrealized appreciation (depreciation) on investments	21,789,542	(23,122,031)
Net increase (decrease) in net assets resulting from operations	28,125,083	(641,798)

Distributions to shareholders from:
Net investment income
A-Class	(1,021,091)	(1,732,889)
C-Class	—	(12,770)
P-Class	(120)	— *
Institutional Class	(18,603)	(1,276)
Net realized gains
A-Class	(19,593,831)	(24,703,723)
B-Class	—	(495,181)
C-Class	(390,350)	(513,717)
P-Class	(1,552)	— *
Institutional Class	(208,131)	(14,534)
Total distributions to shareholders	(21,233,678)	(27,474,090)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,388,479	9,389,928
B-Class	—	73,635
C-Class	970,129	1,219,839
P-Class	400,232	15,200 *
Institutional Class	5,594,239	299,886
Distributions reinvested
A-Class	19,338,091	24,669,740
B-Class	—	493,058
C-Class	381,661	522,705
P-Class	1,672	— *
Institutional Class	225,550	11,270
Cost of shares redeemed
A-Class	(25,363,728)	(21,983,556)
B-Class	—	(3,242,342)
C-Class	(1,501,528)	(1,457,727)
P-Class	(46,532)	— *
Institutional Class	(1,831,412)	(67,861)
Net increase from capital share transactions	8,556,853	9,943,775
Net increase (decrease) in net assets	15,448,258	(18,172,113)

Net assets:
Beginning of year	180,832,581	199,004,694
End of year	$196,280,839	$180,832,581
Undistributed net investment income at end of year	$1,127,190	$688,782

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	494,691	407,154
B-Class	—	4,630
C-Class	59,504	63,123
P-Class	20,095	660 *
Institutional Class	266,874	13,800
Shares issued from reinvestment of distributions
A-Class	960,661	1,097,897
B-Class	—	30,473
C-Class	23,881	28,423
P-Class	83	— *
Institutional Class	11,274	505
Shares redeemed
A-Class	(1,219,870)	(959,415)
B-Class	—	(200,041)
C-Class	(90,686)	(78,357)
P-Class	(2,213)	— *
Institutional Class	(97,608)	(3,130)
Net increase in shares	426,686	405,722

*	Since commencement of operations: May 1, 2015.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$21.14	$24.53	$24.27	$21.25	$16.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.11	.20	.06	.06
Net gain (loss) on investments (realized and unrealized)	3.04	(.12)	4.45	3.04	4.42
Total from investment operations	3.20	(.01)	4.65	3.10	4.48
Less distributions from:
Net investment income	(.13)	(.22)	(.06)	(.08)	(.02)
Net realized gains	(2.35)	(3.16)	(4.33)	—	—
Total distributions	(2.48)	(3.38)	(4.39)	(.08)	(.02)
Net asset value, end of period	$21.86	$21.14	$24.53	$24.27	$21.25

Total Return[b]	16.13%	(0.84%)	21.59%	14.64%	26.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188,979	$177,748	$192,850	$175,601	$171,907
Ratios to average net assets:
Net investment income (loss)	0.79%	0.48%	0.86%	0.26%	0.32%
Total expenses[c]	1.33%	1.32%	1.41%	1.37%	1.36%
Net expenses[d]	1.31%	1.32%	1.39%	1.37%	1.36%
Portfolio turnover rate	50%	65%	107%	217%	101%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$17.17	$20.55	$21.12	$18.60	$14.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.08)	(.02)	(.15)	(.10)
Net gain (loss) on investments (realized and unrealized)	2.42	(.06)	3.78	2.67	3.89
Total from investment operations	2.40	(.14)	3.76	2.52	3.79
Less distributions from:
Net investment income	—	(.08)	—	—	—
Net realized gains	(2.35)	(3.16)	(4.33)	—	—
Total distributions	(2.35)	(3.24)	(4.33)	—	—
Net asset value, end of period	$17.22	$17.17	$20.55	$21.12	$18.60

Total Return[b]	15.00%	(1.72%)	20.40%	13.55%	25.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,650	$2,767	$3,042	$2,275	$1,669
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.44%)	(0.08%)	(0.77%)	(0.55%)
Total expenses[c]	2.27%	2.25%	2.36%	2.34%	2.22%
Net expenses[d]	2.25%	2.25%	2.34%	2.34%	2.22%
Portfolio turnover rate	50%	65%	107%	217%	101%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.03
Net gain (loss) on investments (realized and unrealized)	2.97	(2.04)
Total from investment operations	3.18	(2.01)
Less distributions from:
Net investment income	(.19)	—
Net realized gains	(2.35)	—
Total distributions	(2.54)	—
Net asset value, end of period	$21.75	$21.11

Total Return[b]	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.02%	0.31%
Total expenses[c]	1.22%	1.38%
Net expenses[d]	1.19%	1.38%
Portfolio turnover rate	50%	65%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[f]
Per Share Data
Net asset value, beginning of period	$21.00	$24.42	$24.25	$21.28	$20.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.12	.23	.06	.07
Net gain (loss) on investments (realized and unrealized)	3.10	(.10)	4.38	3.06	.37
Total from investment operations	3.34	.02	4.61	3.12	.44
Less distributions from:
Net investment income	(.21)	(.28)	(.11)	(.15)	—
Net realized gains	(2.35)	(3.16)	(4.33)	—	—
Total distributions	(2.56)	(3.44)	(4.44)	(.15)	—
Net asset value, end of period	$21.78	$21.00	$24.42	$24.25	$21.28

Total Return[b]	17.00%	(0.75%)	21.50%	14.79%	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,247	$303	$80	$26	$10
Ratios to average net assets:
Net investment income (loss)	1.11%	0.52%	0.97%	0.26%	0.59%
Total expenses[c]	0.99%	1.25%	1.39%	1.25%	1.12%
Net expenses[d]	0.97%	1.25%	1.37%	1.25%	1.12%
Portfolio turnover rate	50%	65%	107%	217%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, the Guggenheim StylePlus—Mid Growth Fund returned 11.55%1, compared with the 11.24% return of its benchmark, the Russell Midcap® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to midcap growth equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities, corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund slightly outperformed the Russell Midcap Growth Index over the period. The fixed income sleeve was the largest positive contributor to performance. The investments in the Guggenheim Strategy Funds benefited Fund performance relative to investing in other short-term investments. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements and futures contracts was a slight detractor from performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve increased from 16% to 18% over the period, while the allocation to the passive equity position increased from about 84% to almost 85%.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS, investment-grade corporates, and non-Agency residential mortgage-backed securities. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	34.8%
Guggenheim Strategy Fund II	26.6%
Guggenheim Strategy Fund I	10.8%
Guggenheim Limited Duration Fund - Institutional Class	8.2%
Intuitive Surgical, Inc.	0.3%
Fidelity National Information Services, Inc.	0.3%
Expedia, Inc.	0.3%
Zimmer Biomet Holdings, Inc.	0.3%
AmerisourceBergen Corp. — Class A	0.3%
Nielsen Holdings plc	0.3%
Top Ten Total	82.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	11.55%	14.63%	5.27%
A-Class Shares with sales charge†	6.25%	13.52%	4.65%
C-Class Shares	10.55%	13.62%	4.39%
C-Class Shares with CDSC‡	9.61%	13.62%	4.39%
Russell Midcap Growth Index	11.24%	15.85%	8.51%
		1 Year	Since Inception (05/01/15)
P-Class Shares		11.36%	0.36%
Russell Midcap Growth Index		11.24%	0.59%
		1 Year	Since Inception (03/01/12)
Institutional Class Shares		11.50%	10.39%
Russell Midcap Growth Index		11.24%	11.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
STYLEPLUS—MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 18.1%

Consumer, Non-cyclical - 8.0%
Intuitive Surgical, Inc.*	313	$226,871
Zimmer Biomet Holdings, Inc.	1,573	204,522
AmerisourceBergen Corp. — Class A	2,487	200,899
Nielsen Holdings plc	3,565	190,977
Hologic, Inc.*	4,272	165,882
DaVita, Inc.*	2,465	162,863
Laboratory Corporation of America Holdings*	1,182	162,501
Cardinal Health, Inc.	1,778	138,151
Total System Services, Inc.	2,930	138,149
Zoetis, Inc.	2,627	136,630
HCA Holdings, Inc.*	1,795	135,756
Kellogg Co.	1,736	134,488
Flowers Foods, Inc.	8,862	133,993
Incyte Corp.*	1,416	133,514
Molina Healthcare, Inc.*	2,241	130,695
ConAgra Foods, Inc.	2,747	129,411
Kroger Co.	4,339	128,782
Dr Pepper Snapple Group, Inc.	1,369	125,003
CR Bard, Inc.	550	123,354
Tyson Foods, Inc. — Class A	1,629	121,637
Equifax, Inc.	900	121,122
ResMed, Inc.	1,815	117,594
Henry Schein, Inc.*	701	114,249
B&G Foods, Inc.	2,184	107,409
HealthSouth Corp.	2,576	104,508
Boston Scientific Corp.*	4,141	98,556
Universal Health Services, Inc. — Class B	779	95,988
Coty, Inc. — Class A*	3,961	93,084
Robert Half International, Inc.	2,425	91,811
RR Donnelley & Sons Co.	5,759	90,531
KAR Auction Services, Inc.	1,967	84,896
Hill-Rom Holdings, Inc.	1,339	82,991
Charles River Laboratories International, Inc.*	952	79,340
Constellation Brands, Inc. — Class A	475	79,083
MEDNAX, Inc.*	1,181	78,241
Post Holdings, Inc.*	988	76,244
CoreLogic, Inc.*	1,927	75,577
DexCom, Inc.*	860	75,388
United Rentals, Inc.*	919	72,132
Edwards Lifesciences Corp.*	594	71,613
Sysco Corp.	1,428	69,986
Campbell Soup Co.	1,270	69,469
United Therapeutics Corp.*	576	68,014
VCA, Inc.*	959	67,111
Vertex Pharmaceuticals, Inc.*	743	64,797
Verisk Analytics, Inc. — Class A*	759	61,692
Avis Budget Group, Inc.*	1,779	60,860
Global Payments, Inc.	787	60,410
Western Union Co.	2,825	58,817
Tenet Healthcare Corp.*	2,480	56,197
Spectrum Brands Holdings, Inc.	404	55,626
TreeHouse Foods, Inc.*	603	52,576
Seattle Genetics, Inc.*	966	52,174
Herbalife Ltd.*	768	47,608
Centene Corp.*	698	46,738
WellCare Health Plans, Inc.*	390	45,665
S&P Global, Inc.	360	45,562
Darling Ingredients, Inc.*	3,151	42,570
Clorox Co.	337	42,186
Alexion Pharmaceuticals, Inc.*	344	42,154
Hain Celestial Group, Inc.*	1,163	41,380
Pilgrim’s Pride Corp.	1,884	39,790
ServiceMaster Global Holdings, Inc.*	1,123	37,823
Total Consumer, Non-cyclical		6,063,640

Consumer, Cyclical - 3.3%
PACCAR, Inc.	2,552	150,007
Southwest Airlines Co.	3,710	144,281
Liberty Interactive Corporation QVC Group — Class A*	7,077	141,611
Alaska Air Group, Inc.	2,071	136,396
Newell Brands, Inc.	2,444	128,701
Dollar Tree, Inc.*	1,556	122,815
Delphi Automotive plc	1,671	119,175
Michael Kors Holdings Ltd.*	2,301	107,664
Dollar General Corp.	1,514	105,965
Lear Corp.	808	97,946
O’Reilly Automotive, Inc.*	347	97,198
WW Grainger, Inc.	430	96,682
JetBlue Airways Corp.*	5,532	95,372
Tesla Motors, Inc.*	433	88,345
Fastenal Co.	2,071	86,526
BorgWarner, Inc.	2,409	84,749
The Gap, Inc.	3,602	80,108
AutoZone, Inc.*	93	71,456
Delta Air Lines, Inc.	1,751	68,919
Whirlpool Corp.	406	65,837
Under Armour, Inc. — Class A*	1,565	60,534
Ross Stores, Inc.	895	57,549
Casey’s General Stores, Inc.	441	52,986
PulteGroup, Inc.	2,502	50,140
AutoNation, Inc.*	1,018	49,587
Polaris Industries, Inc.	594	45,999
Harman International Industries, Inc.	530	44,759
DR Horton, Inc.	1,362	41,132
Marriott International, Inc. — Class A	598	40,263
Total Consumer, Cyclical		2,532,702

Industrial - 2.8%
Rockwell Automation, Inc.	1,289	157,696
Spirit AeroSystems Holdings, Inc. — Class A*	3,513	156,468
TransDigm Group, Inc.*	530	153,234
Rockwell Collins, Inc.	1,548	130,558
Agilent Technologies, Inc.	2,619	123,329
Huntington Ingalls Industries, Inc.	803	123,196
Stericycle, Inc.*	1,388	111,235
AMERCO	318	103,105
Roper Technologies, Inc.	547	99,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
STYLEPLUS—MID GROWTH FUND

	Shares	Value

AMETEK, Inc.	2,034	$97,185
Carlisle Companies, Inc.	825	84,620
Textron, Inc.	2,082	82,760
Waste Management, Inc.	1,211	77,213
Clean Harbors, Inc.*	1,430	68,611
Energizer Holdings, Inc.	1,317	65,797
Ingersoll-Rand plc	893	60,670
Acuity Brands, Inc.	206	54,508
Snap-on, Inc.	329	49,995
SBA Communications Corp. — Class A*	444	49,799
J.B. Hunt Transport Services, Inc.	556	45,114
Wabtec Corp.	545	44,499
Owens-Illinois, Inc.*	2,374	43,658
Johnson Controls International plc	924	42,994
Waters Corp.*	269	42,634
Packaging Corporation of America	508	41,280
Ball Corp.	502	41,139
Total Industrial		2,151,108

Communications - 1.9%
Expedia, Inc.	1,766	206,127
IAC/InterActiveCorp	2,387	149,116
Scripps Networks Interactive, Inc. — Class A	2,339	148,503
Viacom, Inc. — Class B	3,679	140,170
Palo Alto Networks, Inc.*	823	131,129
DISH Network Corp. — Class A*	2,291	125,501
Omnicom Group, Inc.	1,413	120,105
Discovery Communications, Inc. — Class A*	3,334	89,751
Ciena Corp.*	3,895	84,911
AMC Networks, Inc. — Class A*	1,589	82,406
Interpublic Group of Companies, Inc.	3,163	70,693
Splunk, Inc.*	891	52,284
Sinclair Broadcast Group, Inc. — Class A	1,756	50,713
Total Communications		1,451,409

Technology - 1.4%
Fidelity National Information Services, Inc.	2,703	208,212
Cerner Corp.*	2,377	146,780
Teradata Corp.*	3,394	105,214
Electronic Arts, Inc.*	846	72,248
Microchip Technology, Inc.	1,147	71,275
Lam Research Corp.	715	67,718
Activision Blizzard, Inc.	1,442	63,881
SS&C Technologies Holdings, Inc.	1,962	63,078
Cognizant Technology Solutions Corp. — Class A*	1,236	58,970
Skyworks Solutions, Inc.	689	52,460
Tableau Software, Inc. — Class A*	857	47,366
Nuance Communications, Inc.*	3,231	46,850
Pitney Bowes, Inc.	2,496	45,327
NVIDIA Corp.	641	43,921
Total Technology		1,093,300

Financial - 0.3%
Alliance Data Systems Corp.*	831	178,274
Iron Mountain, Inc.	1,086	40,758
Total Financial		219,032

Energy - 0.3%
Cabot Oil & Gas Corp. — Class A	3,791	97,808
ONEOK, Inc.	1,174	60,332
Diamondback Energy, Inc.*	243	23,459
Continental Resources, Inc.*	447	23,226
Total Energy		204,825

Basic Materials - 0.1%
Steel Dynamics, Inc.	1,438	35,936

Total Common Stocks
(Cost $13,657,714)		13,751,952

MUTUAL FUNDS† - 80.4%
Guggenheim Strategy Fund III[1]	1,061,404	26,513,876
Guggenheim Strategy Fund II1	811,978	20,250,726
Guggenheim Strategy Fund I1	329,039	8,222,675
Guggenheim Limited Duration Fund - Institutional Class[1]	253,799	6,271,368
Total Mutual Funds
(Cost $61,011,261)		61,258,645

SHORT-TERM INVESTMENTS† - 3.6%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 0.16%[2]	2,750,363	2,750,363
Total Short-Term Investments
(Cost $2,750,363)		2,750,363

Total Investments - 102.1%
(Cost $77,419,338)		$77,760,960
Other Assets & Liabilities, net - (2.1)%		(1,606,203)
Total Net Assets - 100.0%		$76,154,757

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank August 2017 Russell Midcap Growth Index Swap 0.60%[3], Terminating 08/03/17 (Notional Value $63,280,937)	28,105	$2,662,190

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of September 30, 2016.
[3]	Total Return based on Russell Midcap Growth Index +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$13,751,952	$—	$—	$—	$13,751,952
Equity Index Swap Agreements	—	—	2,662,190	—	2,662,190
Mutual Funds	61,258,645	—	—	—	61,258,645
Short-Term Investments	2,750,363	—	—	—	2,750,363
Total	$77,760,960	$—	$2,662,190	$—	$80,423,150

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $16,408,077)	$16,502,315
Investments in affiliated issuers, at value (cost $61,011,261)	61,258,645
Total investments (cost $77,419,338)	77,760,960
Unrealized appreciation on swap agreements	2,662,190
Segregated cash with broker	68,850
Prepaid expenses	23,427
Cash	9,839
Receivables:
Securities sold	34,199
Fund shares sold	537
Dividends	154,862
Total assets	80,714,864

Liabilities:
Segregated cash due to broker	2,180,000
Payable for:
Fund shares redeemed	1,657,803
Securities purchased	565,379
Management fees	45,395
Transfer agent/maintenance fees	26,718
Distribution and service fees	18,620
Fund accounting/administration fees	6,042
Trustees’ fees*	2,727
Variation margin	2,580
Miscellaneous	54,843
Total liabilities	4,560,107
Net assets	$76,154,757

Net assets consist of:
Paid in capital	$75,335,780
Undistributed net investment income	259,567
Accumulated net realized loss on investments	(2,444,402)
Net unrealized appreciation on investments	3,003,812
Net assets	$76,154,757

A-Class:
Net assets	$72,179,112
Capital shares outstanding	1,781,298
Net asset value per share	$40.52
Maximum offering price per share (Net asset value divided by 95.25%)	$42.54

C-Class:
Net assets	$3,760,356
Capital shares outstanding	122,986
Net asset value per share	$30.58

P-Class:
Net assets	$101,843
Capital shares outstanding	2,529
Net asset value per share	$40.27

Institutional Class:
Net assets	$113,446
Capital shares outstanding	2,795
Net asset value per share	$40.59

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends from securities of affiliated issuers	$1,309,165
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $64)	155,171
Interest	5,029
Total investment income	1,469,365

Expenses:
Management fees	576,665
Transfer agent/maintenance fees:
A-Class	112,459
C-Class	13,686
P-Class	48
Institutional Class	259
Distribution and service fees:
A-Class	180,522
C-Class	45,721
P-Class	118
Fund accounting/administration fees	73,044
Line of credit fees	12,693
Trustees’ fees*	9,915
Custodian fees	6,854
Miscellaneous	122,749
Total expenses	1,154,733
Less:
Expenses waived by Adviser	(15,657)
Net expenses	1,139,076
Net investment income	330,289

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$438,470
Investments in affiliated issuers	(48,339)
Swap agreements	(2,839,895)
Futures contracts	40,888
Net realized loss	(2,408,876)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	936,619
Investments in affiliated issuers	376,063
Swap agreements	9,069,538
Futures contracts	4,838
Net change in unrealized appreciation (depreciation)	10,387,058
Net realized and unrealized gain	7,978,182
Net increase in net assets resulting from operations	$8,308,471

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$330,289	$82,187
Net realized gain (loss) on investments	(2,408,876)	11,053,603
Net change in unrealized appreciation (depreciation) on investments	10,387,058	(9,948,308)
Net increase in net assets resulting from operations	8,308,471	1,187,482

Distributions to shareholders from:
Net investment income
A-Class	(86,688)	—
P-Class	(63)	—
Institutional Class	(170)	—
Net realized gains
A-Class	(9,333,165)	(8,445,226)
B-Class	—	(244,616)
C-Class	(773,702)	(583,423)
P-Class	(1,713)	— *
Institutional Class	(7,288)	(5,903)
Total distributions to shareholders	(10,202,789)	(9,279,168)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,894,517	7,359,683
B-Class	—	450
C-Class	584,068	1,397,441
P-Class	82,974	12,000 *
Institutional Class	94,989	57,374
Distributions reinvested
A-Class	9,015,453	8,149,102
B-Class	—	243,630
C-Class	758,694	567,893
P-Class	1,776	— *
Institutional Class	6,154	3,831
Cost of shares redeemed
A-Class	(12,325,038)	(12,353,481)
B-Class	—	(1,780,631)
C-Class	(2,028,207)	(913,759)
P-Class	(272)	— *
Institutional Class	(40,892)	(31,110)
Net increase from capital share transactions	44,216	2,712,423
Net decrease in net assets	(1,850,102)	(5,379,263)

Net assets:
Beginning of year	78,004,859	83,384,122
End of year	$76,154,757	$78,004,859
Undistributed net investment income at end of year	$259,567	$86,921

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	98,799	162,640
B-Class	—	15
C-Class	19,452	39,105
P-Class	2,227	262
Institutional Class	2,436	1,231
Shares issued from reinvestment of distributions
A-Class	236,875	187,770
B-Class	—	8,692
C-Class	26,225	16,446
P-Class	47	—
Institutional Class	161	88
Shares redeemed
A-Class	(318,222)	(274,859)
B-Class	—	(61,741)
C-Class	(67,971)	(25,764)
P-Class	(7)	—
Institutional Class	(1,090)	(683)
Net increase (decrease) in shares	(1,068)	53,202

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$41.49	$45.82	$43.54	$36.40	$28.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.07	.16	(.16)	(.25)
Net gain (loss) on investments (realized and unrealized)	4.25	.63	6.21	7.30	7.98
Total from investment operations	4.44	.70	6.37	7.14	7.73
Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gains	(5.36)	(5.03)	(4.09)	—	—
Total distributions	(5.41)	(5.03)	(4.09)	—	—
Net asset value, end of period	$40.52	$41.49	$45.82	$43.54	$36.40

Total Return[b]	11.55%	1.04%	15.61%	19.62%	26.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,179	$73,178	$77,363	$70,767	$65,767
Ratios to average net assets:
Net investment income (loss)	0.48%	0.16%	0.36%	(0.40%)	(0.74%)
Total expenses[c]	1.45%	1.47%	1.67%	1.57%	1.62%
Net expenses[d]	1.43%	1.47%	1.65%	1.57%	1.62%
Portfolio turnover rate	61%	75%	112%	214%	149%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$32.78	$37.48	$36.63	$30.92	$24.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.25)	(.20)	(.45)	(.46)
Net gain (loss) on investments (realized and unrealized)	3.28	.58	5.14	6.16	6.83
Total from investment operations	3.16	.33	4.94	5.71	6.37
Less distributions from:
Net realized gains	(5.36)	(5.03)	(4.09)	—	—
Total distributions	(5.36)	(5.03)	(4.09)	—	—
Net asset value, end of period	$30.58	$32.78	$37.48	$36.63	$30.92

Total Return[b]	10.55%	0.20%	14.56%	18.47%	25.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,760	$4,762	$4,329	$4,103	$4,346
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.68%)	(0.55%)	(1.36%)	(1.57%)
Total expenses[c]	2.34%	2.31%	2.57%	2.53%	2.45%
Net expenses[d]	2.32%	2.31%	2.55%	2.53%	2.45%
Portfolio turnover rate	61%	75%	112%	214%	149%

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	— [f]
Net gain (loss) on investments (realized and unrealized)	4.09	(4.48)
Total from investment operations	4.35	(4.48)
Less distributions from:
Net investment income	(.20)	—
Net realized gains	(5.36)	—
Total distributions	(5.56)	—
Net asset value, end of period	$40.27	$41.48

Total Return[b]	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102	$11
Ratios to average net assets:
Net investment income (loss)	0.69%	0.00%
Total expenses[c]	1.39%	1.49%
Net expenses[d]	1.35%	1.49%
Portfolio turnover rate	61%	75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[g]
Per Share Data
Net asset value, beginning of period	$41.64	$45.96	$43.72	$36.46	$36.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.11	.11	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	4.25	.60	6.22	7.33	.38
Total from investment operations	4.44	.71	6.33	7.26	.30
Less distributions from:
Net investment income	(.13)	—	—	—	—
Net realized gains	(5.36)	(5.03)	(4.09)	—	—
Total distributions	(5.49)	(5.03)	(4.09)	—	—
Net asset value, end of period	$40.59	$41.64	$45.96	$43.72	$36.46

Total Return[b]	11.50%	1.08%	15.42%	19.91%	0.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113	$54	$30	$21	$10
Ratios to average net assets:
Net investment income (loss)	0.48%	0.23%	0.24%	(0.17%)	(0.41%)
Total expenses[c]	1.46%	1.41%	1.81%	1.33%	1.37%
Net expenses[d]	1.44%	1.41%	1.79%	1.33%	1.37%
Portfolio turnover rate	61%	75%	112%	214%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net investment income is less than $0.01 per share.
[g]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2016.

For the one year period ended September 30, 2016, the Guggenheim World Equity Income Fund returned 12.85%1, compared with the 11.37% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

The Fund seeks to invest sensibly in a world with a rising number of risks; its focus on stable companies (those with factor characteristics like strong balance sheets, attractive earnings, healthy margins and lower market volatility) is designed to offer protection when the market sells off, but presents a challenge when companies lacking in these characteristics outperform.

Performance Review

The Fund benefited from good stock selection in Financials and Health Care. While the Fund is overweight defensive sectors and underweight cyclical sectors, it is near market weight in Health Care, and the Fund’s holdings gained more than twice the Index holdings over the period. Leading the sector’s impact on overall performance was the Fund’s largest holding, Johnson & Johnson, which returned almost 30% during the period.

A key factor in the outperformance of the Financials sector was the Fund’s increased exposure to European banks during the dislocation caused by the Brexit vote. We took advantage of the turmoil to buy quality companies that sold off in sympathy as a result of negative sentiment towards the entire sector.

The leading detractor from performance for the period was the underweight in Materials and poor stock selection in the Consumer Discretionary sector, where stocks historically tend to have higher volatility and lower yields than other sectors, thus not attractive candidates for inclusion in the Fund.

A strong patch of economic data in the U.S. in the last months of the period lifted economically sensitive securities in the Materials sector, along with Consumer Discretionary and Tech. Materials had also rallied strongly in February and March, led at that time by gold miners that saw substantial market gains in the first quarter on the back of a notable increase in gold prices.

A long-running source of the Fund’s positive excess return has been a consistent underweight to the Energy sector. This worked against the portfolio for much of the period, as crude rallied nearly 55% off January lows. Oil’s price may experience significant headwinds going forward in response to the recent increase in rig count, continued high inventory levels and increasing Iranian production.

Portfolio Positioning

Positioning relative to sectors shows that the cyclically defensive sectors of Utilities and Telecommunications Services were among the largest overweights for the period, while Consumer Discretionary and Energy were among the largest underweights. Of these stances, only the Energy underweight detracted from performance.

As the probability of a Fed rate hike in 2016 grew, the Fund reduced exposure in the Utilities and Telecom sectors. A year ago, the overweight was 9% and 8%, respectively. Today, active weights in these sectors are about 3.5%. Further, Utilities names being added have attractive yields north of 4% and trade at multiples south of 15 times earnings.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

From a geographic perspective, the Fund’s largest overweight continued to be Australia, where markets gained in response to rising commodity prices. The Fund also benefited from a relatively large overweight to Japan. Equities there have performed well on a relative basis, driven by a surprisingly stronger currency on the back of easy monetary policy.

The largest underweights were Europe, the UK, and the U.S., although the Fund decreased its underweight position to European equities, and also added to the UK exposure in the Brexit aftermath.

We remain concerned about U.S. growth. The U.S. market has experienced roughly two and a half years of price appreciation that has been largely fueled by multiple expansion as opposed to increased corporate earnings. A significant decline in labor’s input to the economy as well as declining productivity has lowered the potential for growth going forward.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At September 30, 2016, the investment diversification of the Fund by country was as follows:

Country	% of Securities	Value
United States	54%	$48,088,080
United Kingdom	8%	7,057,673
Japan	7%	6,413,238
Canada	5%	4,382,163
Australia	3%	2,755,422
Switzerland	3%	2,701,038
Singapore	3%	2,697,796
Other	17%	14,428,473
Total Securities	100%	$88,523,883

“Country Diversification” exclude any temporary cash or derivative investments.

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.8%
AT&T, Inc.	1.6%
Verizon Communications, Inc.	1.4%
Pfizer, Inc.	1.4%
Merck & Company, Inc.	1.4%
HSBC Holdings plc	1.3%
Procter & Gamble Co.	1.3%
International Business Machines Corp.	1.3%
Roche Holding AG	1.3%
UnitedHealth Group, Inc.	1.2%
Top Ten Total	14.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	12.85%	9.21%	2.88%
A-Class Shares with sales charge†	7.51%	8.16%	2.27%
C-Class Shares	12.05%	8.42%	2.11%
C-Class Shares with CDSC‡	11.05%	8.42%	2.11%
MSCI World Index	11.37%	11.63%	4.47%
		1 Year	Since Inception (05/01/15)
P-Class Shares		13.73%	2.74%
MSCI World Index		11.37%	-0.40%
	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	13.11%	9.34%	3.83%
MSCI World Index	11.37%	11.63%	6.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual return (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 26.4%
Johnson & Johnson	13,700	$1,618,380
Pfizer, Inc.	36,000	1,219,319
Merck & Company, Inc.	19,500	1,216,995
Procter & Gamble Co.	12,648	1,135,177
Roche Holding AG	4,500	1,116,407
UnitedHealth Group, Inc.	7,900	1,106,000
PepsiCo, Inc.	9,761	1,061,704
GlaxoSmithKline plc	46,600	992,537
Altria Group, Inc.	14,426	912,155
Eli Lilly & Co.	10,400	834,704
Automatic Data Processing, Inc.	9,100	802,620
Diageo plc	26,300	753,650
Sysco Corp.	14,516	711,429
Kimberly-Clark Corp.	5,588	704,870
Reynolds American, Inc.	14,450	681,318
Clorox Co.	5,221	653,565
Transurban Group	74,100	644,891
Dr Pepper Snapple Group, Inc.	7,042	643,005
Nissin Foods Holdings Company Ltd.	10,318	623,730
Woolworths Ltd.	34,380	612,364
Cardinal Health, Inc.	7,400	574,980
Wm Morrison Supermarkets plc	195,395	551,689
Otsuka Holdings Company Ltd.	10,500	475,169
Novartis AG	6,000	471,887
Philip Morris International, Inc.	4,736	460,434
Asahi Group Holdings Ltd.	10,667	385,634
Singapore Press Holdings Ltd.*	128,200	358,164
ConAgra Foods, Inc.	6,000	282,660
Hutchison Port Holdings Trust — Class U	616,900	274,521
General Mills, Inc.	3,827	244,469
Takeda Pharmaceutical Company Ltd.	5,100	242,565
H&R Block, Inc.	10,400	240,760
Coty, Inc. — Class A*	8,719	204,900
Imperial Brands plc	3,000	154,512
Atlantia SpA	6,000	152,249
Colgate-Palmolive Co.	1,855	137,530
RELX N.V.	7,200	129,361
Anthem, Inc.	400	50,124
Henry Schein, Inc.*	300	48,894
Abbott Laboratories	1,000	42,290
Total Consumer, Non-cyclical		23,527,612

Financial - 23.9%
HSBC Holdings plc*	158,900	1,191,861
Wells Fargo & Co.	24,800	1,098,144
U.S. Bancorp	21,000	900,690
Nordea Bank AB	88,900	882,341
Marsh & McLennan Companies, Inc.	11,500	773,375
Swedbank AB — Class A	31,100	730,805
Cincinnati Financial Corp.	9,600	724,032
CME Group, Inc. — Class A	6,900	721,188
Skandinaviska Enskilda Banken AB — Class A	67,200	675,192
Everest Re Group Ltd.	3,500	664,895
Vicinity Centres	256,058	621,305
AGNC Investment Corp.	29,500	576,430
Allianz AG	3,700	549,026
Singapore Exchange Ltd.	99,500	540,642
Simon Property Group, Inc.	2,600	538,226
Gecina S.A.	3,400	535,254
Annaly Capital Management, Inc.	49,700	521,850
RenaissanceRe Holdings Ltd.	4,300	516,688
Government Properties Trust, Inc.*	129,600	501,953
People’s United Financial, Inc.	31,600	499,912
Japan Retail Fund Investment Corp.	200	493,270
Ascendas Real Estate Investment Trust	259,200	478,965
First Capital Realty, Inc.	28,200	472,547
CapitaLand Mall Trust	283,900	451,745
H&R Real Estate Investment Trust	25,800	441,182
Lloyds Banking Group plc	622,500	440,207
Axis Capital Holdings Ltd.	8,100	440,073
Liberty Property Trust	10,300	415,605
T. Rowe Price Group, Inc.	6,200	412,300
Societe Generale S.A.	10,100	349,203
Sampo Oyj — Class A	7,300	324,718
Daito Trust Construction Company Ltd.	2,000	319,018
ING Groep N.V.	25,800	318,497
CI Financial Corp.	16,000	307,024
Chubb Ltd.	2,200	276,430
Hang Seng Bank Ltd.	15,000	267,851
Bank of Montreal	4,000	262,166
Suncorp Group Ltd.	26,800	248,420
Federal Realty Investment Trust	1,400	215,502
Intact Financial Corp.	2,900	209,681
CNP Assurances	12,400	208,303
JPMorgan Chase & Co.	1,100	73,249
WR Berkley Corp.	1,000	57,760
Tryg A/S	700	14,046
Total Financial		21,261,571

Consumer, Cyclical - 11.0%
Home Depot, Inc.	8,200	1,055,176
Wal-Mart Stores, Inc.	13,375	964,604
Mitsui & Company Ltd.	66,500	911,871
McDonald’s Corp.	7,600	876,736
Costco Wholesale Corp.	4,945	754,162
Compass Group plc	37,100	719,016
Next plc*	10,800	668,529
Darden Restaurants, Inc.	9,700	594,804
Lawson, Inc.	7,288	572,806
Sankyo Company Ltd.	14,600	495,281
WW Grainger, Inc.	2,200	494,648
Yue Yuen Industrial Holdings Ltd.	115,500	476,523
Berkeley Group Holdings plc	11,500	384,479
Fastenal Co.	7,100	296,638
Wolseley plc	5,100	287,860
FamilyMart UNY Holdings Company Ltd.	2,456	163,241
Mitsubishi Corp.	1,800	40,560
Total Consumer, Cyclical		9,756,934

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
WORLD EQUITY INCOME FUND

	Shares	Value

Communications - 10.0%
AT&T, Inc.	34,100	$1,384,802
Verizon Communications, Inc.	24,000	1,247,520
Shaw Communications, Inc. — Class B	31,800	650,939
Thomson Reuters Corp.	15,300	632,791
Telstra Corp., Ltd.	158,500	628,443
Alphabet, Inc. — Class C*	700	544,103
CenturyLink, Inc.	19,700	540,371
Singapore Telecommunications Ltd.	175,800	511,773
BCE, Inc.	10,500	485,019
HKT Trust & HKT Ltd.	318,500	448,419
StarHub Ltd.	175,000	440,150
Bezeq The Israeli Telecommunication Corporation Ltd.	186,000	350,725
Amazon.com, Inc.*	300	251,193
Motorola Solutions, Inc.	3,100	236,468
TDC A/S*	35,000	205,836
SES S.A.	7,200	176,593
Frontier Communications Corp.	40,700	169,312
Comcast Corp. — Class A	200	13,268
Total Communications		8,917,725

Technology - 9.3%
International Business Machines Corp.	7,100	1,127,835
Apple, Inc.	8,800	994,840
Accenture plc — Class A	8,100	989,577
Canon, Inc.	29,700	856,249
Seagate Technology plc	20,400	786,420
Fidelity National Information Services, Inc.	9,800	754,894
Paychex, Inc.	13,000	752,310
CA, Inc.	20,400	674,832
Microsoft Corp.	9,100	524,160
Oracle Corporation Japan	7,700	432,060
NTT Data Corp.	8,100	401,785
Total Technology		8,294,962

Utilities - 7.4%
CLP Holdings Ltd.	76,737	792,976
PPL Corp.	20,654	714,009
Southern Co.	13,260	680,238
Duke Energy Corp.	7,973	638,159
Red Electrica Corporation S.A.	28,500	614,819
Terna Rete Elettrica Nazionale SpA	115,000	592,665
Snam SpA	102,800	569,976
Dominion Resources, Inc.	5,568	413,535
DTE Energy Co.	3,493	327,189
CenterPoint Energy, Inc.	12,712	295,300
SCANA Corp.	3,489	252,499
Sempra Energy	1,799	192,835
FirstEnergy Corp.	5,100	168,708
SSE plc	7,200	146,353
Severn Trent plc	3,600	116,858
Fortis, Inc.	1,357	43,647
Total Utilities		6,559,766

Industrial - 6.9%
3M Co.	4,900	863,527
Lockheed Martin Corp.	3,402	815,528
Waste Management, Inc.	12,200	777,872
Republic Services, Inc. — Class A	14,300	721,435
MTR Corporation Ltd.	111,000	611,086
Garmin Ltd.	11,400	548,454
Honeywell International, Inc.	4,400	512,996
CH Robinson Worldwide, Inc.	6,100	429,806
CAE, Inc.	14,200	201,683
General Electric Co.	6,000	177,720
Fraport AG Frankfurt Airport Services Worldwide	3,000	164,061
Northrop Grumman Corp.	700	149,765
BAE Systems plc	20,200	137,085
Total Industrial		6,111,018

Energy - 3.4%
BP plc	156,000	909,938
Exxon Mobil Corp.	9,500	829,160
Neste Oyj	14,200	605,165
Eni SpA	19,800	285,129
Apache Corp.	3,600	229,932
Royal Dutch Shell plc — Class B	6,400	165,684
Total Energy		3,025,008

Basic Materials - 1.2%
Potash Corporation of Saskatchewan, Inc.	41,500	675,484
Rio Tinto plc	8,100	270,281
BHP Billiton plc	8,200	123,522
Total Basic Materials		1,069,287

Total Common Stocks
(Cost $83,919,417)		88,523,883

SHORT-TERM INVESTMENTS† - 1.1%
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Class 0.15%[1]	987,932	987,932
Total Short-Term Investments
(Cost $987,932)		987,932

Total Investments - 100.6%
(Cost $84,907,349)		$89,511,815
Other Assets & Liabilities, net - (0.6)%		(525,498)
Total Net Assets - 100.0%		$88,986,317

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS SOLD SHORT†
December 2016 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $4,347,960)	57	$(19,765)

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
WORLD EQUITY INCOME FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2016.
plc — Public Limited Company
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Common Stocks	$88,523,883	$—	$—	$—	$88,523,883
Short-Term Investments	987,932	—	—	—	987,932
Total	$89,511,815	$—	$—	$—	$89,511,815

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 3	Total
Currency Futures Contracts	$—	$19,765	$—	$—	$19,765

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $84,907,349)	$89,511,815
Foreign currency, at value (cost $54,748)	54,668
Segregated cash with broker	541,325
Prepaid expenses	9,494
Receivables:
Fund shares sold	143,166
Dividends	259,040
Foreign taxes reclaim	219,085
Total assets	90,738,593

Liabilities:
Overdraft due to custodian bank	6,174
Payable for:
Fund shares redeemed	1,558,365
Management fees	63,205
Distribution and service fees	21,646
Transfer agent/maintenance fees	20,970
Dividends distributed	16,620
Variation margin	9,690
Fund accounting/administration fees	7,058
Trustees’ fees*	3,631
Miscellaneous	44,917
Total liabilities	1,752,276
Net assets	$88,986,317

Net assets consist of:
Paid in capital	$106,303,861
Accumulated net investment loss	(325,500)
Accumulated net realized loss on investments	(21,572,473)
Net unrealized appreciation on investments	4,580,429
Net assets	$88,986,317

A-Class:
Net assets	$80,574,729
Capital shares outstanding	5,949,994
Net asset value per share	$13.54
Maximum offering price per share (Net asset value divided by 95.25%)	$14.22

C-Class:
Net assets	$5,454,586
Capital shares outstanding	469,017
Net asset value per share	$11.63

P-Class:
Net assets	$133,438
Capital shares outstanding	9,721
Net asset value per share	$13.73

Institutional Class:
Net assets	$2,823,564
Capital shares outstanding	210,009
Net asset value per share	$13.44

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding tax of $247,502)	$3,367,203
Other income	1,742
Total investment income	3,368,945

Expenses:
Management fees	639,497
Transfer agent/maintenance fees:
A-Class	87,469
C-Class	15,522
P-Class	75
Institutional Class	6,900
Distribution and service fees:
A-Class	196,765
C-Class	58,761
P-Class	781
Fund accounting/administration fees	119,420
Registration fees	78,411
Custodian fees	17,085
Line of credit fees	11,868
Trustees’ fees*	10,559
Tax expense	365
Miscellaneous	99,976
Total expenses	1,343,454
Less:
Expenses waived by Adviser	(9,691)
Net expenses	1,333,763
Net investment income	2,035,182

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(889,620)
Futures contracts	(736,835)
Foreign currency	(6,569)
Net realized loss	(1,633,024)
Net change in unrealized appreciation (depreciation) on:
Investments	10,293,441
Futures contracts	(19,765)
Foreign currency	9,340
Net change in unrealized appreciation (depreciation)	10,283,016
Net realized and unrealized gain	8,649,992
Net increase in net assets resulting from operations	$10,685,174

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,035,182	$2,011,185
Net realized loss on investments	(1,633,024)	(1,277,947)
Net change in unrealized appreciation (depreciation) on investments	10,283,016	(6,974,344)
Net increase (decrease) in net assets resulting from operations	10,685,174	(6,241,106)

Distributions to shareholders from:
Net investment income
A-Class	(1,891,462)	(2,093,228)
B-Class	—	(37,182)
C-Class	(96,485)	(113,425)
P-Class	(3,486)	(87)*
Institutional Class	(76,190)	(100,864)
Total distributions to shareholders	(2,067,623)	(2,344,786)

Capital share transactions:
Proceeds from sale of shares
A-Class	18,583,958	21,530,432
B-Class	—	426
C-Class	1,520,462	2,875,991
P-Class	1,274,125	10,001 *
Institutional Class	2,057,895	5,710,071
Distributions reinvested
A-Class	1,834,883	2,035,374
B-Class	—	37,174
C-Class	84,172	89,045
P-Class	3,486	87 *
Institutional Class	39,956	44,847
Cost of shares redeemed
A-Class	(21,141,116)	(21,295,826)
B-Class	—	(1,916,762)
C-Class	(2,663,968)	(1,746,534)
P-Class	(1,141,200)	— *
Institutional Class	(4,137,425)	(1,698,989)
Net increase (decrease) from capital share transactions	(3,684,772)	5,675,337
Net increase (decrease) in net assets	4,932,779	(2,910,555)

Net assets:
Beginning of year	84,053,538	86,964,093
End of year	$88,986,317	$84,053,538
Accumulated net investment loss at end of year	$(325,500)	$(288,845)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	1,431,215	1,601,893
B-Class	—	36
C-Class	135,606	249,395
P-Class	98,351	734 *
Institutional Class	158,922	430,264
Shares issued from reinvestment of distributions
A-Class	138,084	156,014
B-Class	—	3,234
C-Class	7,362	7,937
P-Class	265	7 *
Institutional Class	3,033	3,463
Shares redeemed
A-Class	(1,610,092)	(1,598,406)
B-Class	—	(167,791)
C-Class	(236,515)	(154,420)
P-Class	(89,636)	— *
Institutional Class	(323,244)	(130,120)
Net increase (decrease) in shares	(286,649)	402,240

*	Since commencement of operations: May 1, 2015.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$12.28	$13.51	$12.60	$10.55	$9.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.29	.38	.18	.15
Net gain (loss) on investments (realized and unrealized)	1.26	(1.18)	.95	2.16	.70
Total from investment operations	1.57	(.89)	1.33	2.34	.85
Less distributions from:
Net investment income	(.31)	(.34)	(.42)	(.29)	(—)[b]
Total distributions	(.31)	(.34)	(.42)	(.29)	(—)[b]
Net asset value, end of period	$13.54	$12.28	$13.51	$12.60	$10.55

Total Return[c]	12.85%	(6.70%)	10.62%	22.58%	8.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,575	$73,568	$78,783	$65,966	$61,838
Ratios to average net assets:
Net investment income (loss)	2.36%	2.21%	2.81%	1.59%	1.45%
Total expenses[d]	1.48%	1.48%	1.66%	1.93%	2.05%
Net expenses[e]	1.48%[g]	1.43%[g]	1.49%[g]	1.59%	1.63%
Portfolio turnover rate	51%	131%	131%	154%	41%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.55	$11.61	$10.79	$9.01	$8.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.17	.25	.08	.06
Net gain (loss) on investments (realized and unrealized)	1.09	(1.02)	.81	1.84	.62
Total from investment operations	1.27	(.85)	1.06	1.92	.68
Less distributions from:
Net investment income	(.19)	(.21)	(.24)	(.14)	—
Total distributions	(.19)	(.21)	(.24)	(.14)	—
Net asset value, end of period	$11.63	$10.55	$11.61	$10.79	$9.01

Total Return[c]	12.05%	(7.40%)	9.79%	21.57%	8.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,455	$5,936	$5,337	$3,377	$3,015
Ratios to average net assets:
Net investment income (loss)	1.59%	1.50%	2.13%	0.80%	0.68%
Total expenses[d]	2.35%	2.28%	2.62%	2.89%	2.88%
Net expenses[e]	2.23%[g]	2.23%[g]	2.24%[g]	2.35%	2.38%
Portfolio turnover rate	51%	131%	131%	154%	41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.12
Net gain (loss) on investments (realized and unrealized)	1.35	(1.29)
Total from investment operations	1.68	(1.17)
Less distributions from:
Net investment income	(.28)	(.12)
Total distributions	(.28)	(.12)
Net asset value, end of period	$13.73	$12.33

Total Return[c]	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133	$9
Ratios to average net assets:
Net investment income (loss)	2.58%	2.14%
Total expenses[d]	1.33%	3.54%
Net expenses[e,g]	1.33%	1.48%
Portfolio turnover rate	51%	131%

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$12.23	$13.45	$12.53	$10.50	$9.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.36	.44	.28	.28
Net gain (loss) on investments (realized and unrealized)	1.28	(1.21)	.90	2.10	.52
Total from investment operations	1.59	(.85)	1.34	2.38	.80
Less distributions from:
Net investment income	(.38)	(.37)	(.42)	(.35)	(—)[b]
Total distributions	(.38)	(.37)	(.42)	(.35)	(—)[b]
Net asset value, end of period	$13.44	$12.23	$13.45	$12.53	$10.50

Total Return[c]	13.11%	(6.42%)	10.83%	23.17%	8.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,824	$4,541	$911	$252	$90
Ratios to average net assets:
Net investment income (loss)	2.42%	2.70%	3.27%	2.42%	2.70%
Total expenses[d]	1.30%	1.23%	1.33%	1.73%	1.90%
Net expenses[e]	1.22%[g]	1.23%[g]	1.23%[g]	1.26%	1.32%
Portfolio turnover rate	51%	131%	131%	154%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/16	09/30/15	09/30/14
A-Class	1.46%	1.46%	1.46%
C-Class	2.21%	2.21%	2.21%
P-Class	1.32%	1.46%	—
Institutional Class	1.21%	1.21%	1.21%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds.

This report covers the Alpha Opportunity Fund, Large Cap Value Fund, Market Neutral Real Estate Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund (the “Funds”), each a diversified investment company, with the exception of the Large Cap Value Fund, Market Neutral Real Estate Fund and Risk Managed Real Estate Fund, which are each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Funds.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on

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NOTES TO FINANCIAL STATEMENTS (continued)

the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (continued)

market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

J. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

K. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

L. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$2,242,422	$—
StylePlus—Mid Growth Fund	Index exposure	758,455	—
World Equity Income Fund	Hedge	—	4,878,803

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$47,377,041	$56,311,969
Market Neutral Real Estate Fund	Leverage	—	4,784,466
Risk Managed Real Estate Fund	Leverage	31,628,056	32,087,421
StylePlus—Large Core Fund	Index exposure	157,172,226	—
StylePlus—Mid Growth Fund	Index exposure	62,815,188	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2016:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Total Value at September 30, 2016
Alpha Opportunity Fund	$—	$1,705,536	$—	$1,705,536
Risk Managed Real Estate Fund	—	1,959,554	—	1,959,554
StylePlus—Large Core Fund	39,833	5,724,743	—	5,764,576
StylePlus—Mid Growth Fund	—	2,662,190	—	2,662,190

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Total Value at September 30, 2016
Alpha Opportunity Fund	$—	$3,615,837	$—	$3,615,837
Market Neutral Real Estate Fund	—	264,835	—	264,835
Risk Managed Real Estate Fund	—	1,424,342	—	1,424,342
World Equity Income Fund	—	—	19,765	19,765

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Alpha Opportunity Fund	$—	$(2,017,258)	$—	$—	$(2,017,258)
Market Neutral Real Estate Fund	—	(660,631)	—	—	(660,631)
Risk Managed Real Estate Fund	—	(1,524,233)	—	—	(1,524,233)
StylePlus—Large Core Fund	298,620	2,699,260	—	—	2,997,880
StylePlus—Mid Growth Fund	40,888	(2,839,895)	—	—	(2,799,007)
World Equity Income Fund	(200)	—	(736,635)	—	(736,835)

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Alpha Opportunity Fund	$—	$(1,825,091)	$—	$—	$(1,825,091)
Market Neutral Real Estate Fund	—	(264,835)	—	—	(264,835)
Risk Managed Real Estate Fund	—	709,117	—	—	709,117
StylePlus—Large Core Fund	73,404	18,504,722	—	—	18,578,126
StylePlus—Mid Growth Fund	4,838	9,069,538	—	—	9,074,376
World Equity Income Fund	—	—	(19,765)	—	(19,765)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	1.25%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	1.00%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

RFS was paid the following for providing transfer agent services to the Funds. Transfer agent fees were assessed to the applicable class of each Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Funds during the first twelve months of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

RFS also acted as the administrative agent for the Funds. As such it performed administrative, bookkeeping, accounting and pricing functions for each Fund. For these services, RFS received the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.095%
Large Cap Value Fund	0.095%
Market Neutral Real Estate Fund	0.095%
Risk Managed Real Estate Fund	0.095%
Small Cap Value Fund	0.095%
StylePlus—Large Core Fund	0.095%
StylePlus—Mid Growth Fund	0.095%
World Equity Income Fund*	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

*	Effective July 1, 2016, the fund accounting/administrative fees for World Equity Income Fund was reduced from 0.15% to 0.095%. The minimum annual charge was also reduced from $60,000 to $25,000.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	2.11%	11/30/12	02/01/17
Alpha Opportunity Fund – C-Class	2.86%	11/30/12	02/01/17
Alpha Opportunity Fund – P-Class	2.11%	05/01/15	02/01/17
Alpha Opportunity Fund – Institutional Class	1.86%	11/30/12	02/01/17
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/17
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/17
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/17
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/17
Market Neutral Real Estate Fund – A-Class*	1.65%	02/26/16	02/01/18
Market Neutral Real Estate Fund – C-Class*	2.40%	02/26/16	02/01/18
Market Neutral Real Estate Fund – P-Class*	1.65%	02/26/16	02/01/18
Market Neutral Real Estate Fund – Institutional Class*	1.40%	02/26/16	02/01/18
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/17
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/17
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/17
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/17
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/17
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/17
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/17
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/17
World Equity Income Fund – A-Class	1.46%	08/15/13	02/01/17
World Equity Income Fund – C-Class	2.21%	08/15/13	02/01/17
World Equity Income Fund – P-Class	1.46%	05/01/15	02/01/17
World Equity Income Fund – Institutional Class	1.21%	08/15/13	02/01/17

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NOTES TO FINANCIAL STATEMENTS (continued)

*	Commencement of operations: February 26, 2016.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Fund Total
Alpha Opportunity Fund
A-Class	$75,155	$92,503	$—	$167,658
C-Class	14,688	12,810	7,081	34,579
P-Class	—	—	—	—
Institutional Class	8,795	—	—	8,795
Large Cap Value Fund
A-Class	178,803	95,743	87,212	361,758
C-Class	14,886	9,943	9,306	34,135
P-Class	—	85	338	423
Institutional Class	5,264	2,123	1,129	8,516
Market Neutral Real Estate Fund
A-Class	—	—	1,232	1,232
C-Class	—	—	1,202	1,202
P-Class	—	—	1,242	1,242
Institutional Class	—	—	54,674	54,674
Risk Managed Real Estate Fund
A-Class	143	2,392	918	3,453
C-Class	2,092	2,095	2,257	6,444
P-Class	—	87	58	145
Institutional Class	—	—	—	—
Small Cap Value Fund
A-Class	104,388	105,165	123,706	333,259
C-Class	37,530	44,550	49,668	131,748
P-Class	—	110	116	226
Institutional Class	57,627	4,007	4,063	65,697
World Equity Income Fund
A-Class	129,914	—	—	129,914
C-Class	15,333	2,930	7,207	25,470
P-Class	—	—	—	—
Institutional Class	134	—	2,484	2,618

For the year ended September 30, 2016, GI recouped $14,944 from the Alpha Opportunity Fund and $23,517 from the World Equity Income Fund. These amounts are included in Management Fees in the Statement of Operations.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2016, the following Funds waived fees related to investments in affiliated funds.

Fund	Amount
StylePlus—Large Core Fund	$39,318
StylePlus—Mid Growth Fund	15,657

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$1,705,536	$—	$1,705,536	$1,705,536	$—	$—
Risk Managed Real Estate Fund	Swap equity contracts	1,959,554	—	1,959,554	1,424,342	—	535,212
StylePlus—Large Core Fund	Swap equity contracts	5,724,743	—	5,724,743	—	4,460,000	1,264,743
StylePlus—Mid Growth Fund	Swap equity contracts	2,662,190	—	2,662,190	—	2,180,000	482,190

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$3,615,837	$—	$3,615,837	$1,705,536	$1,910,301	$—
Risk Managed Real Estate Fund	Swap equity contracts	1,424,342	—	1,424,342	1,424,342	—	—
Market Neutral Real Estate Fund	Swap equity contracts	264,835	—	264,835	—	—	264,835

[1]	Exchange-traded futures are excluded from these reported amounts.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended September 30, 2016, the following capital loss carryforward amounts were used or expired:

Fund	Amount
Alpha Opportunity Fund	$3,661,254

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$—	$—	$—
Large Cap Value Fund	466,512	3,681,038	4,147,550
Market Neutral Real Estate Fund	—	—	—
Risk Managed Real Estate Fund	17,020,643	111,921	17,132,564
Small Cap Value Fund	1,624	1,391,872	1,393,496
StylePlus-Large Core Fund	2,555,903	18,677,775	21,233,678
StylePlus-Mid Growth Fund	851,868	9,350,921	10,202,789
World Equity Income Fund	2,067,623	—	2,067,623

Market Neutral Real Estate Fund commenced operations on February 26th, 2016.

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$2,557	$—	$2,557
Large Cap Value Fund	463,001	1,811,884	2,274,885
Risk Managed Real Estate Fund	538,258	114,879	653,137
Small Cap Value Fund	—	5,200,913	5,200,913
StylePlus-Large Core Fund	27,474,090	—	27,474,090
StylePlus-Mid Growth Fund	9,279,013	155	9,279,168
World Equity Income Fund	2,344,786	—	2,344,786

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
Alpha Opportunity Fund	$23,406	$—	$(499,876)	$(2,569,554)	$—
Large Cap Value Fund	813,658	1,990,428	5,556,522	—	—
Market Neutral Real Estate Fund	—	—	268,145	(38,711)	—
Risk Managed Real Estate Fund	2,652,402	88,473	4,907,449	—	(384,262)
Small Cap Value Fund	—	—	1,493,634	(248,587)	—
StylePlus-Large Core Fund	4,223,438	779,695	7,675,368	—	—
StylePlus-Mid Growth Fund	259,567	—	2,968,479	(2,409,069)	—
World Equity Income Fund	494,564	—	3,992,993	(21,346,093)	(459,008)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of September 30, 2016, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2017	Expires in 2018	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$—	$—	$—	$—	$—
Large Cap Value Fund	—	—	—	—	—
Market Neutral Real Estate Fund	—	—	(38,711)	—	(38,711)
Risk Managed Real Estate Fund	—	—	—	—	—
Small Cap Value Fund	—	—	(106,878)	(141,709)	(248,587)
StylePlus-Large Core Fund	—	—	—	—	—
StylePlus-Mid Growth Fund	—	—	(1,792,223)	(616,846)	(2,409,069)
World Equity Income Fund	(12,374,457)	(5,357,504)	(3,375,450)	(238,682)	(21,346,093)

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to equalization accounting, net operating losses, non-deductible start-up costs, dividend reclasses, disposition of PFIC stock, foreign currency reclasses, and taxable overdistributions. Net investment income, net realized gains, and net assets were not affected by these changes.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Alpha Opportunity Fund	$(239,191)	$(286,990)	$526,181
Large Cap Value Fund	315,977	11,492	(327,469)
Market Neutral Real Estate Fund	(331,941)	210,216	121,725
Risk Managed Real Estate Fund	288,694	(328,606)	39,912
Small Cap Value Fund	(76,166)	26,252	49,914
StylePlus-Large Core Fund	483,772	—	(483,772)
StylePlus-Mid Growth Fund	(1)	(70,722)	70,723
World Equity Income Fund	1	(4,214)	4,213

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Alpha Opportunity Fund	$78,261,144	$2,940,813	$(1,851,941)	$1,088,872
Large Cap Value Fund	53,746,242	7,101,289	(1,544,767)	5,556,522
Market Neutral Real Estate Fund	4,389,091	289,488	(21,343)	268,145
Risk Managed Real Estate Fund	109,614,866	7,520,201	(2,313,294)	5,206,907
Small Cap Value Fund	17,607,446	2,380,443	(886,809)	1,493,634
StylePlus-Large Core Fund	196,939,968	2,894,606	(943,981)	1,950,625
StylePlus-Mid Growth Fund	77,454,671	953,133	(646,844)	306,289
World Equity Income Fund	85,514,550	7,431,333	(3,434,068)	3,997,265

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Fund can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has elected to defer the following late year losses:

Fund	Ordinary	Capital
Guggenheim Alpha Opportunity Fund	$2,567,545	$—

7. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$219,088,895	$198,970,321
Large Cap Value Fund	30,424,720	31,646,284
Market Neutral Real Estate Fund	9,878,384	6,291,138
Risk Managed Real Estate Fund	157,667,636	173,265,980
Small Cap Value Fund	11,502,022	13,652,798
StylePlus—Large Core Fund	99,764,307	90,336,388
StylePlus—Mid Growth Fund	44,871,083	47,270,183
World Equity Income Fund	43,646,654	47,041,067

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

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NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 09/30/15	Additions	Reductions	Value 09/30/16	Shares 09/30/16	Investment Income	Realized Gain (Loss)
StylePlus—Large Core Fund
Guggenheim Limited Duration Fund - Institutional Class	$—	$15,421,583	$—	$15,768,627	638,148	$269,446	$—
Guggenheim Strategy Fund I	42,522,683	4,280,354	(23,040,275)	23,831,360	953,636	378,742	(25,192)
Guggenheim Strategy Fund II	50,215,775	8,286,305	(8,950,000)	49,693,469	1,992,521	981,130	(118,160)
Guggenheim Strategy Fund III	50,309,143	16,527,780	—	67,119,862	2,686,944	1,619,000	—
	$143,047,601	$44,516,022	$(31,990,275)	$156,413,318		$3,248,318	$(143,352)

StylePlus—Mid Growth Fund
Guggenheim Limited Duration Fund - Institutional Class	$—	$6,133,143	$—	$6,271,368	253,799	$107,293	$—
Guggenheim Strategy Fund I	17,393,825	4,069,999	(13,268,521)	8,222,675	329,039	139,522	(65)
Guggenheim Strategy Fund II	22,101,923	1,721,875	(3,625,000)	20,250,726	811,978	419,681	(48,274)
Guggenheim Strategy Fund III	22,457,513	3,946,165	—	26,513,876	1,061,404	642,669	—
	$61,953,261	$15,871,182	$(16,893,521)	$61,258,645		$1,309,165	$(48,339)

9. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

10. Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2016.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2016, was $18,615.

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NOTES TO FINANCIAL STATEMENTS (concluded)

11. Large Shareholder Risk

As of September 30, 2016, 57.5% of the Alpha Opportunity Fund (the “Fund”) was held by Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

12. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Effective October 1, 2016, World Equity Income Fund reduced its class specific expense caps from 1.47%, 2.22%, 1.22% and 1.47% for A-Class, C-Class, Institutional Class and P-Class, respectively, to 1.22%, 1.97%, 0.97% and 1.22% for A-Class, C-Class, Institutional Class and P-Class, respectively.

Effective February 1, 2017, the Advisory Fee for the Small Cap Value Fund will be reduced from 1.00% to 0.75% on the average daily net assets of the Fund. The reduced Advisory Fee will not result in any decrease in the nature, quality and extent of services provided to the Fund under the advisory agreement.

For more information, please refer to the Funds’ prospectus, which can be obtained at guggenheiminvestments.com or by calling 800.820.0888.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund, and Guggenheim World Equity Income Fund (eight of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eight of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Trust’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Large Cap Value Fund	100.00%
Risk Managed Real Estate Fund	1.13%
Small Cap Value Fund	100.00%
StylePlus—Large Core Fund	23.34%
StylePlus—Mid Growth Fund	21.12%
World Equity Income Fund	68.10%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Large Cap Value Fund	100.00%
Risk Managed Real Estate Fund	1.15%
Small Cap Value Fund	100.00%
StylePlus—Large Core Fund	23.35%
StylePlus—Mid Growth Fund	21.69%
World Equity Income Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Risk Managed Real Estate Fund	0.00%	100.00%
Small Cap Value Fund	0.00%	100.00%
StylePlus—Large Core Fund	1.70%	100.00%
StylePlus—Mid Growth Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG Dividend	From Proceeds of Shareholder Redemptions
Large Cap Value Fund	$3,681,038	$315,978
Risk Managed Real Estate Fund	111,921	288,695
Small Cap Value Fund	1,391,872	—
StylePlus—Large Core Fund	18,677,775	483,772
StylePlus—Mid Growth Fund	9,350,921	—

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OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance,

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OTHER INFORMATION (Unaudited)(continued)

including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016 ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

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OTHER INFORMATION (Unaudited)(continued)

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2010 (Treasurer) Since 2016 (Assistant Treasurer)

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

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9.30.2016

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
INVESTMENT GRADE BOND FUND	40
LIMITED DURATION FUND	59
MUNICIPAL INCOME FUND	78
NOTES TO FINANCIAL STATEMENTS	90
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	109
OTHER INFORMATION	110
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	120
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	124

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Security Investors, LLC, and Guggenheim Partners Investment Management, LLC, (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2016.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2016

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Bloomberg Barclays Municipal Long Bond Index is a sub-index of the Barclays Municipal Bond Index that is representative of the performance of municipal bonds with 22+ years to maturity.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.77%	8.44%	$ 1,000.00	$ 1,084.40	$ 4.02
C-Class	1.52%	8.04%	1,000.00	1,080.40	7.93
P-Class	0.80%	8.42%	1,000.00	1,084.20	4.18
Institutional Class	0.54%	8.51%	1,000.00	1,085.10	2.82
High Yield Fund
A-Class	1.23%	11.29%	1,000.00	1,112.90	6.51
C-Class	1.98%	10.88%	1,000.00	1,108.80	10.47
P-Class	1.17%	11.38%	1,000.00	1,113.80	6.20
Institutional Class	0.94%	11.48%	1,000.00	1,114.80	4.98
Investment Grade Bond Fund
A-Class	1.03%	5.18%	1,000.00	1,051.80	5.30
C-Class	1.77%	4.85%	1,000.00	1,048.50	9.09
P-Class	0.98%	5.23%	1,000.00	1,052.30	5.04
Institutional Class	0.76%	5.32%	1,000.00	1,053.20	3.91
Limited Duration Fund
A-Class	0.84%	3.36%	1,000.00	1,033.60	4.28
C-Class	1.58%	2.97%	1,000.00	1,029.70	8.04
P-Class	0.84%	3.36%	1,000.00	1,033.60	4.28
Institutional Class	0.58%	3.49%	1,000.00	1,034.90	2.96
Municipal Income Fund
A-Class	0.81%	1.87%	1,000.00	1,018.70	4.10
C-Class	1.56%	1.56%	1,000.00	1,015.60	7.88
P-Class	0.79%	1.96%	1,000.00	1,019.60	4.00
Institutional Class	0.56%	2.08%	1,000.00	1,020.80	2.84

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.77%	5.00%	$ 1,000.00	$ 1,021.21	$ 3.90
C-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
P-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Institutional Class	0.54%	5.00%	1,000.00	1,022.36	2.74
High Yield Fund
A-Class	1.23%	5.00%	1,000.00	1,018.90	6.23
C-Class	1.98%	5.00%	1,000.00	1,015.14	10.00
P-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
Institutional Class	0.94%	5.00%	1,000.00	1,020.36	4.76
Investment Grade Bond Fund
A-Class	1.03%	5.00%	1,000.00	1,019.90	5.22
C-Class	1.77%	5.00%	1,000.00	1,016.19	8.95
P-Class	0.98%	5.00%	1,000.00	1,020.16	4.96
Institutional Class	0.76%	5.00%	1,000.00	1,021.26	3.85
Limited Duration Fund
A-Class	0.84%	5.00%	1,000.00	1,020.86	4.26
C-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
P-Class	0.84%	5.00%	1,000.00	1,020.86	4.26
Institutional Class	0.58%	5.00%	1,000.00	1,022.16	2.94
Municipal Income Fund
A-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
P-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY(Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director and Portfolio Manager; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbreviated fiscal year ended September 30, 2016.

For the abbreviated fiscal period ended September 30, 2016, Guggenheim Diversified Income Fund returned 11.29%1, compared with the 4.36% return of the Bloomberg Barclays U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI World Index returned 7.65% for the abbreviated period. The inception date of the Fund was January 29, 2016.

The Fund seeks to achieve high current income with consideration for capital appreciation. The Fund pursues its investment objective by constructing a broadly diversified global portfolio with exposure across multiple high-income asset classes that provide an opportunity for growth. The Fund seeks diversification by investing primarily in asset classes that Guggenheim Partners Investment Management, LLC (the “Investment Manager”) believes provide exposure to different geographic regions, different positions in issuers’ capital structures and different investment styles.

To achieve its intended portfolio, the Investment Manager allocates the Fund’s assets among multiple underlying investment strategies, primarily high-income credit and equity strategies. The Fund may indirectly obtain exposure to these asset classes, and pursue its investment objective, by investing significantly in affiliated and unaffiliated investment vehicles, including other mutual funds, closed-end funds and exchange-traded funds (“ETFs”) managed by the Investment Manager or its affiliates.

For the abbreviated period, the Fund’s began deploying assets and quickly established an allocation that remained stable through the rest of the period, with about 75% in fixed income, 17% in alternative strategies, 8% in equity and 5% in cash and cash equivalents. Guggenheim’s fixed income, equity, and alternative strategy funds were the primary investment vehicles, with the largest holdings in Guggenheim High Yield Fund, Guggenheim Floating Rate Strategies Fund, and Guggenheim Investment Grade Bond Fund.

For the period, strong returns from the Fund’s fixed income holdings and Guggenheim S&P High Income Infrastructure ETF contributed most to the Fund’s outperformance. Fixed income securities benefited from the worldwide search for yield during much of the period, as did leveraged credit investments made in the dislocation following the low point in oil prices in February. Infrastructure securities responded to the demand for improved infrastructure as global populations expand and living standards rise, as well as their attractive yield potential for investors seeking to enhance income.

The Fund did reduce exposure to high yield and increase its exposure to bank loans over the period. The fundamental improvement in the high-yield market, we believe, has become reflected in current valuations. Through September, the loan market has delivered a stronger risk-adjusted return than most of the fixed-income market, including high-yield corporates, investment-grade corporates, Agency mortgage-backed securities, non-Agency CMBS, and even Treasurys. The Investment Manager believes the loan market currently looks more attractive than high-yield bonds as we go through the fourth quarter and look to reduce portfolio risk.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

DIVERSIFIED INCOME FUND

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund - Institutional Class	21.2%
Guggenheim Floating Rate Strategies Fund - Institutional Class	20.6%
Guggenheim Investment Grade Bond Fund - Institutional Class	19.8%
Guggenheim S&P High Income Infrastructure ETF	10.1%
Guggenheim Limited Duration Fund - Institutional Class	6.8%
Guggenheim World Equity Income Fund - Institutional Class	5.8%
Guggenheim Risk Managed Real Estate Fund - Institutional Class	4.7%
Avenue Income Credit Strategies Fund	0.3%
ClearBridge Energy MLP Opportunity Fund, Inc.	0.3%
Tortoise Pipeline & Energy Fund, Inc.	0.3%
Top Ten Total	89.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

Since Inception (01/29/16)
A-Class Shares	11.29%
A-Class Shares with sales charge†	6.85%
C-Class Shares	10.74%
C-Class Shares with CDSC‡	9.74%
P-Class Shares	11.27%
Institutional Class Shares	11.44%
Bloomberg Barclays U.S. Aggregate Bond Index	4.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.00%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2016
DIVERSIFIED INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 10.1%
Guggenheim S&P High Income Infrastructure ETF[1]	21,275	$565,983
Total Exchange-Traded Funds
(Cost $447,192)		565,983

MUTUAL FUNDS† - 78.9%
Guggenheim High Yield Fund - Institutional Class[1]	130,687	1,189,250
Guggenheim Floating Rate Strategies Fund - Institutional Class[1]	44,539	1,155,330
Guggenheim Investment Grade Bond Fund - Institutional Class[1]	59,708	1,106,383
Guggenheim Limited Duration Fund - Institutional Class[1]	15,461	382,050
Guggenheim World Equity Income Fund - Institutional Class[1]	24,312	327,003
Guggenheim Risk Managed Real Estate Fund - Institutional Class[1]	9,006	262,695
Total Mutual Funds
(Cost $4,233,028)		4,422,711

CLOSED-END FUNDS† - 8.9%
Avenue Income Credit Strategies Fund	1,134	14,707
ClearBridge Energy MLP Opportunity Fund, Inc.	1,061	14,110
Tortoise Pipeline & Energy Fund, Inc.	665	14,084
New America High Income Fund, Inc.	1,517	13,972
AllianzGI Convertible & Income Fund	2,064	13,932
Neuberger Berman High Yield Strategies Fund, Inc.	1,146	13,592
LMP Capital and Income Fund, Inc.	995	13,562
Legg Mason BW Global Income Opportunities Fund, Inc.	995	13,512
Western Asset Worldwide Income Fund, Inc.	1,153	13,386
Western Asset High Income Fund II, Inc.	1,857	13,333
John Hancock Investors Trust	798	13,327
Cohen & Steers REIT and Preferred Income Fund, Inc.	659	13,279
John Hancock Premium Dividend Fund	807	13,235
Invesco Dynamic Credit Opportunities Fund	1,120	13,171
Calamos Convertible and High Income Fund	1,195	13,157
Eaton Vance Floating-Rate Income Trust	923	13,107
Deutsche High Income Opportunities Fund, Inc.	926	13,103
Invesco High Income Trust II	892	13,032
Eaton Vance Enhanced Equity Income Fund II	946	13,017
PIMCO Income Strategy Fund II	1,364	12,999
BlackRock Multi-Sector Income Trust	761	12,990
BlackRock Credit Allocation Income Trust	973	12,990
Blackstone / GSO Strategic Credit Fund	868	12,951
Western Asset High Yield Defined Opportunity Fund, Inc.	834	12,852
Nuveen Tax-Advantaged Dividend Growth Fund	863	12,816
Ivy High Income Opportunities Fund	890	12,798
AllianzGI Equity & Convertible Income Fund	683	12,786
Voya Global Equity Dividend and Premium Opportunity Fund	1,760	12,778
Western Asset Premier Bond Fund	951	12,762
PIMCO Income Opportunity Fund	551	12,761
Pioneer High Income Trust	1,206	12,675
Nuveen Credit Strategies Income Fund	1,488	12,618
Nuveen S&P 500 Dynamic Overwrite Fund	902	12,412
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,151	12,327
BlackRock Enhanced Capital and Income Fund, Inc.	875	12,058
Alpine Total Dynamic Dividend Fund	1,572	11,994
PIMCO Dynamic Income Fund	421	11,990
Wells Fargo Global Dividend Opportunity Fund	2,043	11,870
Total Closed-End Funds
(Cost $442,544)		496,045

SHORT-TERM INVESTMENTS† - 1.3%
Goldman Sachs Financial Square Treasury Instruments Fund 0.15%[2]	72,303	72,303
Total Short-Term Investments
(Cost $72,303)		72,303

Total Investments - 99.2%
(Cost $5,195,067)		$5,557,042
Other Assets & Liabilities, net - 0.8%		42,612
Total Net Assets - 100.0%		$5,599,654

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of September 30, 2016.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Closed-End Funds	$496,045	$—	$—	$496,045
Exchange-Traded Funds	565,983	—	—	565,983
Mutual Funds	4,422,711	—	—	4,422,711
Short-Term Investments	72,303	—	—	72,303
Total	$5,557,042	$—	$—	$5,557,042

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $514,847)	$568,348
Investments in affiliated issuers, at value (cost $4,680,220)	4,988,694
Total investments (cost $5,195,067)	5,557,042
Prepaid expenses	61,302
Receivables:
Dividends	17,171
Investment adviser	4,981
Total assets	5,640,496

Liabilities:
Payable for:
Securities purchased	16,750
Professional fees	10,779
Direct shareholders expense	3,725
Transfer agent/maintenance fees	2,479
Trustees’ fees*	2,231
Custodian fees	2,228
Pricing fees	1,994
Distribution and service fees	146
Miscellaneous	510
Total liabilities	40,842
Net assets	$5,599,654

Net assets consist of:
Paid in capital	$5,171,192
Undistributed net investment income	13,621
Accumulated net realized gain on investments	52,866
Net unrealized appreciation on investments	361,975
Net assets	$5,599,654

A-Class:
Net assets	$132,054
Capital shares outstanding	4,869
Net asset value per share	$27.12
Maximum offering price per share (Net asset value divided by 96.00%)	$28.25

C-Class:
Net assets	$117,831
Capital shares outstanding	4,347
Net asset value per share	$27.11

P-Class:
Net assets	$111,372
Capital shares outstanding	4,108
Net asset value per share	$27.11

Institutional Class:
Net assets	$5,238,397
Capital shares outstanding	193,197
Net asset value per share	$27.11

STATEMENT OF OPERATIONS

Period Ended September 30, 2016**

Investment Income:
Dividends from securities of affiliated issuers	$150,663
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $32)	29,098
Interest	415
Total investment income	180,176

Expenses:
Management fees	26,442
Transfer agent/maintenance fees:
A-Class	105
C-Class	104
P-Class	39
Institutional Class	627
Distribution and service fees:
A-Class	194
C-Class	715
P-Class	176
Fund accounting/administration fees	16,643
Registration fees	16,466
Professional fees	15,992
Legal fees	11,377
Trustees’ fees*	4,661
Custodian fees	3,934
Line of credit fees	201
Miscellaneous	6,793
Total expenses	104,469
Less:
Expenses waived by Adviser	(84,280)
Net expenses	20,189
Net investment income	159,987

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,250
Investments in affiliated issuers	73,396
Futures contracts	(34,759)
Net realized gain	50,887
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	53,501
Investments in affiliated issuers	308,474
Net change in unrealized appreciation (depreciation)	361,975
Net realized and unrealized gain	412,862
Net increase in net assets resulting from operations	$572,849

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: January 29, 2016.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended September 30, 2016[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$159,987
Net realized gain on investments	50,887
Net change in unrealized appreciation (depreciation) on investments	361,975
Net increase in net assets resulting from operations	572,849

Distributions to shareholders from:
Net investment income
A-Class	(3,059)
C-Class	(2,279)
P-Class	(2,744)
Institutional Class	(136,669)
Total distributions to shareholders	(144,751)

Capital share transactions:
Proceeds from sale of shares
A-Class	119,796
C-Class	107,000
P-Class	100,100
Institutional Class	4,700,000
Distributions reinvested
A-Class	3,059
C-Class	2,279
P-Class	2,744
Institutional Class	136,669
Cost of shares redeemed
A-Class	(91)
C-Class	—
P-Class	—
Institutional Class	—
Net increase from capital share transactions	5,171,556
Net increase in net assets	5,599,654

Net assets:
Beginning of period	—
End of period	$5,599,654
Undistributed net investment income at end of period	$13,621

Capital share activity:
Shares sold
A-Class	4,757
C-Class	4,260
P-Class	4,004
Institutional Class	188,000
Shares issued from reinvestment of distributions
A-Class	116
C-Class	87
P-Class	104
Institutional Class	5,197
Shares redeemed
A-Class	(4)
Net increase in shares	206,521

[a]	Since commencement of operations: January 29, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.76
Net gain (loss) on investments (realized and unrealized)	2.03
Total from investment operations	2.79
Less distributions from:
Net investment income	(.67)
Total distributions	(.67)
Net asset value, end of period	$27.12

Total Return[d]	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132
Ratios to average net assets:
Net investment income (loss)	4.35%
Total expenses[c]	3.31%
Net expenses[e,f]	0.77%
Portfolio turnover rate	83%

C-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.63
Net gain (loss) on investments (realized and unrealized)	2.03
Total from investment operations	2.66
Less distributions from:
Net investment income	(.55)
Total distributions	(.55)
Net asset value, end of period	$27.11

Total Return[d]	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118
Ratios to average net assets:
Net investment income (loss)	3.58%
Total expenses[c]	4.05%
Net expenses[e,f]	1.52%
Portfolio turnover rate	83%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.74
Net gain (loss) on investments (realized and unrealized)	2.05
Total from investment operations	2.79
Less distributions from:
Net investment income	(.68)
Total distributions	(.68)
Net asset value, end of period	$27.11

Total Return[d]	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111
Ratios to average net assets:
Net investment income (loss)	4.32%
Total expenses[c]	3.21%
Net expenses[e,f]	0.80%
Portfolio turnover rate	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.79
Net gain (loss) on investments (realized and unrealized)	2.04
Total from investment operations	2.83
Less distributions from:
Net investment income	(.72)
Total distributions	(.72)
Net asset value, end of period	$27.11

Total Return[d]	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,238
Ratios to average net assets:
Net investment income (loss)	4.57%
Total expenses[c]	2.93%
Net expenses[e,f]	0.54%
Portfolio turnover rate	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the operating expense ratios for the years would be:

09/30/16[a]
A-Class	0.76%
C-Class	1.52%
P-Class	0.79%
Institutional Class	0.54%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY(Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas Hauser, Managing Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

The Fund seeks to deliver high current income as well as capital appreciation. The Fund seeks to outperform the broad high yield market and has the flexibility to invest across a broad array of high yield securities. Investments are made through rigorous credit selection based on proprietary research that incorporates knowledge of companies, industries, and capital structures to develop a unique perspective on the worthiness of each investment.

For the one-year period ended September 30, 2016, Guggenheim High Yield Bond Fund returned 10.71%1. On a total return basis the Bloomberg Barclays U.S. Corporate High Yield Index returned 12.73% for the full year ended September 30, 2016. BB rated bonds returned 12.13%, B rated bonds returned 11.26%, and CCC bonds returned 16.12%.

The Fund outperformed the broader market from the beginning of the period through mid-February, but did not keep up with the vigorous market rally that began then, marked by the bottoming of oil prices and the beginning of a slew of downgrades by the credit ratings agencies primarily of commodity-related issuers. The downgrade of tens of billions of dollars’ worth of investment grade debt into the high yield universe (“fallen angels”) significantly increased the market’s exposure to commodity-related (specifically energy) issuers. The market was pricing in a high level of defaults at the time; but with the easing of concern over global growth, especially in China, and the beginning of a recovery in oil and metals pricing, the market rapidly snapped back, returning 21.37% from February 11 through the end of the period.

Fund performance for the period was primarily a result of a stable and consistent credit selection process, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios that produce solid yield while at the same being defensively positioned. The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. A sizable allocation to bank loans that are senior in the capital structure to most high yield bonds reduced volatility in returns and contributed to performance as a whole. We believe the broader market outperformance since the February rally began may be somewhat overdone, as indicated by some weaker credits being swept up in the buying spree. We believe credit selection will become increasingly important through the end of the year and expect the Fund to perform well in this type of environment.

The Fund’s allocation to BB credits is its largest, and the Fund has incrementally added to exposure, versus B and CCC credits, since early 2015. This stance helped when higher-quality bonds were rewarded, especially in the volatile periods in the fourth quarter of 2015 and first quarter of 2016, but less so in the spring and summer rally in high yield. Our research indicates that BB rated bonds perform very well versus other fixed income areas, as the Federal Reserve tightens. At the end of the period, the Fund was positioned up in quality and was carefully managing exposure to CCC-rated credit.

The Fund has consistently been positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return. Beginning with the February rally, bank loan exposure detracted from performance, even though bank loans performed well on a risk-adjusted basis, although not as vigorous in absolute terms. We believe the loan market currently looks relatively attractive versus high-yield bonds at the beginning of the fourth quarter, as the threat of increasing interest rates and uncertainty over future government policy loom. A small exposure to investment grade corporates assisted with performance, as that market saw massive demand in line with record volumes of new issuance of over $1 trillion.

While the Fund’s underweight to energy worked against the Fund in the rebound in energy prices that began in February, we have been prudently seeking opportunities to add energy credit as we near the end of the commodity downgrade/default cycle. The Fund was roughly market neutral to the space at the end of the period, having bought a number of good credits at discounted prices. The near-term outlook for high-yield bond defaults is improving, as the upward trajectory in the 12-month trailing default rate slows, and appears to be reversing.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

MANAGERS’ COMMENTARY(Unaudited)(concluded)	September 30, 2016

Overweights to technology and consumer non-cyclical issuers contributed to performance for the period. We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the credit cycle.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	0.2%
AA	0.2%
A	0.7%
BBB	7.9%
BB	38.4%
B	37.5%
CCC	8.4%
C	0.1%
NR2	3.3%
Other Instruments	3.3%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Vector Group Ltd.	1.8%
Kennedy-Wilson, Inc.	1.8%
SPDR Barclays High Yield Bond ETF	1.4%
WMG Acquisition Corp.	1.3%
Comstock Resources, Inc.	1.2%
Eldorado Gold Corp.	1.1%
American Equity Investment Life Holding Co.	1.1%
LBC Tank Terminals Holding Netherlands BV	1.0%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.	1.0%
Micron Technology, Inc.	1.0%
Top Ten Total	12.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	10.71%	8.92%	7.14%
A-Class Shares with sales charge†	5.43%	7.87%	6.62%
C-Class Shares	9.81%	8.09%	6.35%
C-Class Shares with CDSC‡	8.81%	8.09%	6.35%
Bloomberg Barclays U.S. Corporate High Yield Index	12.73%	8.34%	7.71%
	1 Year	5 Year	Since Inception (07/11/08)
Institutional Class Shares	10.95%	9.19%	8.74%
Bloomberg Barclays U.S. Corporate High Yield Index	12.73%	8.34%	9.05%
		1 Year	Since Inception (05/01/15)
P-Class Shares		10.74%	4.37%
Bloomberg Barclays U.S. Corporate High Yield Index		12.73%	4.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
HIGH YIELD FUND

	Shares	Value

COMMON STOCKS† - 0.8%

Technology - 0.4%
Aspect Software Parent, Inc.*,†††,1	43,055	$1,010,571

Consumer, Cyclical - 0.2%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	563,200

Energy - 0.2%
Titan Energy LLC*	17,186	506,987
Stallion Oilfield Holdings Ltd.*,††	8,257	2,064
Total Energy		509,051

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	51,095

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc*,†††,1	13,240	19,330
Crimson Wine Group Ltd.*	8	69
Total Consumer, Non-cyclical		19,399

Diversified - 0.0%
Leucadia National Corp.	81	1,542

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,1	1,044,540	80

Total Common Stocks
(Cost $2,512,648)		2,154,938

PREFERRED STOCKS†† - 1.6%
Financial - 0.8%
Morgan Stanley 6.38%[2,3]	46,000	1,282,020
Aspen Insurance Holdings Ltd. 5.95%[1,2,3]	19,965	583,178
Total Financial		1,865,198

Industrial - 0.7%
Seaspan Corp. 6.38% due 04/30/19[1]	70,500	1,790,700
U.S. Shipping Corp. due *,†††	14,718	27,596
Total Industrial		1,818,296

Communications - 0.1%
Medianews Group, Inc. *	11,074	332,220
Total Preferred Stocks
(Cost $3,954,721)		4,015,714

WARRANTS†† - 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18	9,075	69,243
Total Warrants
(Cost $64,338)		69,243

EXCHANGE-TRADED FUNDS† - 1.4%
SPDR Barclays High Yield Bond ETF	102,000	3,745,440
Total Exchange-Traded Funds
(Cost $3,647,709)		3,745,440

SHORT-TERM INVESTMENTS† - 0.1%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[4]	223,941	223,941
Total Short-Term Investments
(Cost $223,941)		223,941

	Face Amount[11]

CORPORATE BONDS†† - 82.1%
Communications - 14.1%
DISH DBS Corp.
5.88% due 11/15/24[6]	$2,300,000	2,271,249
7.75% due 07/01/26	1,425,000	1,514,063
5.88% due 07/15/22	1,250,000	1,284,663
CSC Holdings LLC
6.75% due 11/15/21	2,250,000	2,379,374
5.25% due 06/01/24	1,550,000	1,472,500
5.50% due 04/15/27[7]	550,000	562,375
SFR Group S.A.
7.38% due 05/01/26[7]	2,200,000	2,248,817
6.00% due 05/15/22[7]	1,350,000	1,377,000
Sprint Communications, Inc.
9.00% due 11/15/18[7]	2,050,000	2,262,688
7.00% due 03/01/20[7]	1,000,000	1,072,500
6.00% due 11/15/22	150,000	139,125
T-Mobile USA, Inc.
6.50% due 01/15/26	2,050,000	2,267,812
MDC Partners, Inc.
6.50% due 05/01/24[6,7]	2,450,000	2,266,250
Sprint Corp.
7.25% due 09/15/21	1,000,000	1,003,750
7.88% due 09/15/23	450,000	452,813
7.63% due 02/15/25	100,000	99,000
EIG Investors Corp.
10.88% due 02/01/24†††,5	1,450,000	1,204,584
CCO Holdings LLC / CCO Holdings Capital Corp.
5.88% due 04/01/24	1,000,000	1,066,900
Avaya, Inc.
7.00% due 04/01/19[6,7]	1,350,000	995,625
TIBCO Software, Inc.
11.38% due 12/01/21[7]	1,100,000	979,000
Comcast Corp.
3.20% due 07/15/36	1,000,000	978,098
Sirius XM Radio, Inc.
5.38% due 07/15/26[7]	950,000	976,125
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]	900,000	972,000
Altice US Finance I Corp.
5.38% due 07/15/23[7]	900,000	930,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

Inmarsat Finance plc
4.88% due 05/15/22[7]	$850,000	$807,500
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	700,000	742,000
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[7]	650,000	692,250
UPCB Finance IV Ltd.
5.38% due 01/15/25[7]	650,000	653,023
Ziggo Secured Finance BV
5.50% due 01/15/27[7]	650,000	649,188
Level 3 Financing, Inc.
5.25% due 03/15/26	550,000	567,875
Match Group, Inc.
6.38% due 06/01/24	500,000	543,750
Cogent Communications Group, Inc.
5.38% due 03/01/22[7]	400,000	412,000
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/21[7]	CAD 500,000	379,282
CenturyLink, Inc.
5.63% due 04/01/25	250,000	239,375
Total Communications		36,462,929

Energy - 13.6%
Sabine Pass Liquefaction LLC
6.25% due 03/15/22	2,261,000	2,470,143
5.00% due 03/15/27	1,050,000	1,076,250
5.63% due 02/01/21	1,000,000	1,056,250
5.88% due 06/30/26	800,000	869,500
Comstock Resources, Inc.
10.00% due 03/15/20	3,300,000	3,052,499
Antero Resources Corp.
5.63% due 06/01/23	1,000,000	1,018,750
6.00% due 12/01/20	750,000	775,080
5.38% due 11/01/21	350,000	353,938
5.13% due 12/01/22	300,000	302,250
Gibson Energy, Inc.
6.75% due 07/15/21[6,7]	2,200,000	2,249,500
CONSOL Energy, Inc.
8.00% due 04/01/23	1,300,000	1,261,000
5.88% due 04/15/22	1,050,000	966,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	980,000	987,350
6.25% due 04/01/23	900,000	911,250
Halcon Resources Corp.
8.63% due 02/01/20[6,7]	1,875,000	1,884,375
Unit Corp.
6.63% due 05/15/21	2,100,000	1,771,875
Whiting Petroleum Corp.
5.00% due 03/15/19	1,275,000	1,233,563
5.75% due 03/15/21[6]	500,000	467,500
TerraForm Power Operating LLC
9.38% due 02/01/23[7,8]	1,250,000	1,284,375
9.63% due 06/15/25[6,7,8]	225,000	236,250
CONTOURGLOBAL LP
5.13% due 06/15/21	EUR 1,300,000	1,518,529
PDC Energy, Inc.
7.75% due 10/15/22	1,050,000	1,120,875
6.13% due 09/15/24	375,000	388,125
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21	1,090,000	566,800
8.00% due 12/01/20	965,000	521,100
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[9]	1,750,000	892,500
Keane Group Holdings LLC
12.00% due 08/08/19†††,1	956,250	877,359
SandRidge Energy, Inc.
8.75% due 06/01/20[7,9]	2,375,000	855,000
7.50% due 03/15/21[9]	250,000	14,375
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	650,000	459,875
6.38% due 06/15/23	650,000	388,375
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	400,000	414,000
5.50% due 08/15/22	350,000	333,375
QEP Resources, Inc.
6.88% due 03/01/21	650,000	677,625
FTS International, Inc.
8.35% due 06/15/20[2,7]	700,000	594,580
Approach Resources, Inc.
7.00% due 06/15/21[6]	600,000	480,000
Callon Petroleum Co.
6.13% due 10/01/24	400,000	414,000
Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.
6.13% due 03/01/22	350,000	353,500
DCP Midstream LLC
5.35% due 03/15/20[7]	150,000	153,750
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[5,9]	217,167	26,060
SemGroup, LP
8.75% due 11/15/15†††,1	1,300,000	1
Total Energy		35,277,502

Financial - 11.3%
Kennedy-Wilson, Inc.
5.88% due 04/01/24[6]	4,550,000	4,584,124
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[7]	2,150,000	2,096,250
7.50% due 04/15/21[7]	1,000,000	972,500
American Equity Investment Life Holding Co.
6.63% due 07/15/21[6]	2,650,000	2,762,294
Citigroup, Inc.
6.25%[2,3]	1,400,000	1,506,750
6.30%[2,3]	700,000	719,250

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

NFP Corp.
9.00% due 07/15/21[7]	$2,150,000	$2,208,856
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 1,600,000	1,941,028
GEO Group, Inc.
5.88% due 01/15/22	900,000	810,000
6.00% due 04/15/26	600,000	510,000
NewStar Financial, Inc.
7.25% due 05/01/20[6]	1,200,000	1,182,000
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	GBP 700,000	922,955
Capital One Financial Corp.
3.75% due 07/28/26[6]	900,000	903,190
Goldman Sachs Group, Inc.
5.30%[2,3]	850,000	871,250
FBM Finance, Inc.
8.25% due 08/15/21[7]	800,000	836,000
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20	800,000	804,000
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	800,000	768,000
Greystar Real Estate Partners LLC
8.25% due 12/01/22[7]	710,000	752,600
Bank of America Corp.
6.10%[2,3]	700,000	729,750
Cabot Financial Luxembourg S.A.
7.50% due 10/01/23	GBP 550,000	699,825
Wilton Re Finance LLC
5.88% due 03/30/33[2,7]	650,000	667,875
EPR Properties
5.75% due 08/15/22[6]	450,000	499,191
HUB International Ltd.
9.25% due 02/15/21[7]	450,000	468,225
Compass Bank
3.88% due 04/10/25[6]	450,000	440,185
Majid AL Futtaim Holding
7.13%[3]	300,000	316,581
Quicken Loans, Inc.
5.75% due 05/01/25[7]	250,000	248,125
Lock AS
7.00% due 08/15/21	EUR 50,000	58,485
Total Financial		29,279,289

Consumer, Non-cyclical - 9.8%
Vector Group Ltd.
7.75% due 02/15/21[6]	4,530,000	4,777,790
HCA, Inc.
5.88% due 02/15/26	1,350,000	1,439,437
4.50% due 02/15/27	900,000	905,625
5.25% due 06/15/26	500,000	531,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[7]	2,577,000	2,622,098
Central Garden & Pet Co.
6.13% due 11/15/23	1,500,000	1,605,000
WEX, Inc.
4.75% due 02/01/23[7]	1,500,000	1,479,375
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[7]	1,470,000	1,458,975
Bumble Bee Holdco SCA
9.63% due 03/15/18[7]	1,424,000	1,413,320
ADT Corp.
3.50% due 07/15/22	850,000	818,125
6.25% due 10/15/21	450,000	489,375
Halyard Health, Inc.
6.25% due 10/15/22	1,250,000	1,278,125
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[7]	1,250,000	1,256,250
Kinetic Concepts Incorporated / KCI USA Inc
7.88% due 02/15/21[7]	1,100,000	1,190,750
US Foods, Inc.
5.88% due 06/15/24[7]	600,000	622,500
AMN Healthcare, Inc.
5.13% due 10/01/24[7]	600,000	606,000
Post Holdings, Inc.
5.00% due 08/15/26[7]	600,000	597,000
Acadia Healthcare Company, Inc.
6.50% due 03/01/24	400,000	419,000
5.63% due 02/15/23	150,000	152,250
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc / Albertson’s LLC
6.63% due 06/15/24	500,000	520,000
Opal Acquisition, Inc.
8.88% due 12/15/21[7]	610,000	500,200
DaVita, Inc.
5.00% due 05/01/25	450,000	451,688
R&R Ice Cream plc
8.25% due 05/15/20[7]	AUD 200,000	159,286
CHS/Community Health Systems, Inc.
5.13% due 08/15/18	101,000	102,010
Total Consumer, Non-cyclical		25,395,429

Technology - 9.7%
Micron Technology, Inc.
5.25% due 08/01/23[6]	2,650,000	2,616,875
7.50% due 09/15/23[6,7]	1,760,000	1,954,902
First Data Corp.
5.75% due 01/15/24[7]	2,350,000	2,414,625
5.00% due 01/15/24[7]	1,600,000	1,624,000
7.00% due 12/01/23[7]	350,000	370,125
NCR Corp.
6.38% due 12/15/23	2,350,000	2,485,125
5.88% due 12/15/21	1,300,000	1,368,250
Infor US, Inc.
6.50% due 05/15/22[6]	2,200,000	2,227,500
5.75% due 08/15/20[7]	1,000,000	1,050,000
Open Text Corp.
5.63% due 01/15/23[6,7]	2,400,000	2,447,999

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

5.88% due 06/01/26[7]	$600,000	$627,750
Epicor Software
9.25% due 06/21/23†††	2,000,000	1,954,000
Cengage Learning, Inc.
9.50% due 06/15/24[7]	1,525,000	1,551,688
Quintiles IMS, Inc.
3.50% due 10/15/24[7]	EUR 800,000	914,431
Oracle Corp.
3.85% due 07/15/36[6]	550,000	571,096
Microsoft Corp.
4.20% due 11/03/35[6]	450,000	503,041
Aspect Software, Inc.
3.00% due 05/25/23†††	427,339	351,942
Total Technology		25,033,349

Industrial - 8.5%
Novelis Corp.
5.88% due 09/30/26[7]	2,000,000	2,047,500
6.25% due 08/15/24[7]	500,000	530,625
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[7]	2,150,000	2,307,122
Ziggo Secured Finance BV
4.25% due 01/15/27	EUR 1,650,000	1,848,778
Amsted Industries, Inc.
5.38% due 09/15/24[7]	1,650,000	1,641,750
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.75% due 10/15/20	800,000	825,000
4.13% due 07/15/21[2,7]	550,000	558,250
Actuant Corp.
5.63% due 06/15/22	1,100,000	1,146,068
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,050,000	1,144,500
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR 850,000	1,003,124
Crown Americas LLC / Crown Americas Capital Corporation V
4.25% due 09/30/26	950,000	951,187
Moto Finance plc
6.38% due 09/01/20	GBP 650,000	877,009
Reliance Intermediate Holdings, LP
6.50% due 04/01/23[7]	825,000	866,250
Standard Industries, Inc.
5.50% due 02/15/23[7]	700,000	731,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13% due 07/15/23[7]	700,000	722,750
Anixter, Inc.
5.50% due 03/01/23	650,000	680,875
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[7]	600,000	639,000
Infor US, Inc.
5.75% due 05/15/22	EUR 550,000	604,789
TransDigm, Inc.
6.38% due 06/15/26	450,000	464,625
LMI Aerospace, Inc.
7.38% due 07/15/19	436,000	438,180
Hexcel Corp.
4.70% due 08/15/25[6]	400,000	434,754
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
6.88% due 02/15/21	400,000	415,000
Coveris Holdings S.A.
7.88% due 11/01/19[7]	350,000	357,875
SBA Communications Corp.
4.88% due 09/01/24	350,000	352,625
Moog, Inc.
5.25% due 12/01/22[7]	200,000	206,750
CEVA Group plc
7.00% due 03/01/21[7]	136,000	110,160
Total Industrial		21,906,046

Consumer, Cyclical - 7.9%
WMG Acquisition Corp.
6.75% due 04/15/22[6,7]	3,300,000	3,489,749
5.00% due 08/01/23[7]	550,000	558,250
6.00% due 01/15/21[7]	350,000	363,125
5.63% due 04/15/22[7]	350,000	362,250
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23	1,600,000	1,408,000
6.75% due 01/15/22	1,050,000	934,500
6.50% due 05/01/21	650,000	594,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[7]	2,400,000	2,430,000
L Brands, Inc.
6.75% due 07/01/36	1,050,000	1,129,401
6.88% due 11/01/35	250,000	272,500
Nathan’s Famous, Inc.
10.00% due 03/15/20[7]	1,250,000	1,375,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	1,129,000	1,179,805
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[7]	1,000,000	1,010,000
TVL Finance PLC
8.50% due 05/15/23	GBP 700,000	957,175
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24	650,000	659,750
5.75% due 03/01/25	100,000	101,250
Wyndham Worldwide Corp.
5.10% due 10/01/25[6]	650,000	710,568
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	650,000	702,813

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

Interval Acquisition Corp.
5.63% due 04/15/23	$600,000	$619,500
Group 1 Automotive, Inc.
5.25% due 12/15/23[6,7]	550,000	552,063
5.00% due 06/01/22	50,000	50,156
National CineMedia LLC
5.75% due 08/15/26	450,000	466,875
QVC, Inc.
4.85% due 04/01/24	400,000	406,197
Men’s Wearhouse, Inc.
7.00% due 07/01/22	255,000	237,150
Total Consumer, Cyclical		20,570,827

Basic Materials - 3.9%
Eldorado Gold Corp.
6.13% due 12/15/20[6,7]	2,900,000	2,920,300
Alcoa Nederland Holding BV
6.75% due 09/30/24[7]	1,100,000	1,142,625
7.00% due 09/30/26[7]	625,000	646,094
Novelis, Inc.
8.38% due 12/15/17	1,250,000	1,262,500
Constellium N.V.
7.88% due 04/01/21[7]	1,050,000	1,120,875
GCP Applied Technologies, Inc.
9.50% due 02/01/23[7]	880,000	1,005,356
PQ Corp.
6.75% due 11/15/22[7]	800,000	848,000
Yamana Gold, Inc.
4.95% due 07/15/24	625,000	645,612
Cascades, Inc.
5.75% due 07/15/23[7]	350,000	354,375
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1,9	278,115	77,872
1.00% due 09/10/44†††,1,9	5,561	—
Total Basic Materials		10,023,609

Utilities - 2.5%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6,7]	2,655,000	2,641,725
Terraform Global Operating LLC
13.75% due 08/15/22[6,7]	2,400,000	2,472,000
AES Corp.
6.00% due 05/15/26	900,000	951,750
4.88% due 05/15/23	350,000	355,250
3.84% due 06/01/19[2]	112,000	112,280
Total Utilities		6,533,005

Diversified - 0.8%
HRG Group, Inc.
7.88% due 07/15/19	1,885,000	1,986,319
Total Corporate Bonds
(Cost $210,416,429)		212,468,304

SENIOR FLOATING RATE INTERESTS†† - 26.2%
Technology - 5.6%
Greenway Medical Technologies
6.00% due 11/04/20[1]	1,337,173	1,300,401
9.25% due 11/04/21[1]	550,000	507,375
Solera LLC
5.75% due 03/03/23	1,094,001	1,104,712
5.10% due 03/03/21†††,1	791,667	693,180
EIG Investors Corp.
6.00% due 02/09/23[1]	1,435,427	1,334,946
The Active Network, Inc.
5.50% due 11/13/20	1,246,242	1,236,895
TIBCO Software, Inc.
6.50% due 12/04/20	1,233,853	1,214,679
Landslide Holdings, Inc.
5.50% due 09/27/22	1,050,000	1,056,563
Sparta Holding Corp.
6.50% due 07/28/20†††,1	859,551	854,073
Advanced Computer Software
6.50% due 03/18/22	541,750	516,017
10.50% due 01/31/23[1]	300,000	276,000
Diebold, Inc.
5.25% due 11/06/23	700,000	706,419
Aspect Software, Inc.
10.50% due 05/25/20	673,084	655,133
Verisure Cayman 2
4.50% due 10/21/22	EUR 500,000	568,408
Coherent Holding GmbH
4.25% due 08/01/23	EUR 500,000	568,346
Solarwinds Holdings, Inc.
5.50% due 02/03/23	423,938	427,753
GlobalLogic Holdings, Inc.
6.25% due 06/02/19	343,733	342,873
Micron Technology, Inc.
6.53% due 04/26/22	299,250	302,296
Flexera Software LLC
8.00% due 04/02/21	250,000	245,313
Avaya, Inc.
6.25% due 05/29/20	290,290	213,848
Quorum Business Solutions
5.75% due 08/06/21[1]	216,150	212,908
Total Technology		14,338,138

Consumer, Cyclical - 5.0%
Men’s Wearhouse
4.50% due 06/18/21	1,584,901	1,568,069
The Bay Club Co.
7.50% due 08/31/22	1,221,938	1,197,499
7.50% due 08/31/17	275,000	272,250
Belk, Inc.
5.75% due 12/12/22	1,592,748	1,440,863
Sky Bet
6.25% due 02/25/22	GBP 950,000	1,237,495
Fitness International LLC
6.00% due 07/01/20	1,157,914	1,156,177

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

Sears Holdings Corp.
5.50% due 06/30/18	$1,012,149	$990,215
Talbots, Inc.
5.50% due 03/19/20	1,008,919	983,444
Mavis Tire
6.25% due 11/02/20†††,1	938,125	927,344
Navistar, Inc.
6.50% due 08/07/20	794,000	795,493
DLK Acquisitions BV
8.50% due 08/28/19	EUR 700,000	780,643
National Vision, Inc.
6.75% due 03/11/22	450,000	419,400
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	403,863	397,805
Amaya Holding B.V.
5.00% due 08/01/21	298,489	298,116
Bass Pro Group LLC
4.00% due 06/05/20	287,755	286,857
Advantage Sales & Marketing LLC
3.39% due 07/25/19†††,1	82,500	76,508
Total Consumer, Cyclical		12,828,178

Industrial - 4.4%
Flakt Woods
2.88% due 03/20/17†††	EUR 1,625,276	1,807,383
KC Merger Sub, Inc.
6.00% due 08/12/22	1,330,528	1,333,521
CareCore National LLC
5.50% due 03/05/21	1,174,070	1,150,589
Nielsen Finance LLC
5.75% due 10/04/23	1,000,000	1,004,220
Camp International Holding Co.
4.75% due 08/18/23	1,000,000	998,000
Advanced Integration Tech
6.50% due 07/22/21	900,000	902,250
Leidos, Inc.
3.27% due 08/16/23	720,000	723,600
SRS Distribution, Inc.
9.75% due 02/24/23	700,000	706,125
Hardware Holdings LLC
6.75% due 03/30/20[1]	588,000	573,300
CPM Holdings, Inc.
6.00% due 04/11/22	493,750	495,809
Atkore International, Inc.
7.75% due 10/09/21	450,000	450,189
Transdigm, Inc.
3.75% due 05/14/22	345,002	345,196
SIRVA Worldwide, Inc.
7.50% due 03/27/19[1]	312,011	308,891
Mast Global
7.75% due 09/12/19†††,1	263,314	262,006
Hunter Defense Technologies
7.00% due 08/05/19†††,1	243,333	182,500
Wencor Group
4.04% due 06/19/19†††	160,769	150,540
NANA Development Corp.
8.00% due 03/15/18[1]	33,333	31,167
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21	11,463	9,166
Total Industrial		11,434,452

Consumer, Non-cyclical - 3.5%
Albertson’s LLC
4.50% due 08/25/21	1,367,491	1,377,431
IHC Holding Corp.
7.00% due 04/30/21†††,1	839,375	829,761
7.25% due 04/30/21†††,1	159,600	157,340
Give and Go Prepared Foods Corp.
6.50% due 07/29/23	975,000	969,521
Reddy Ice Holdings, Inc.
6.75% due 05/01/19	977,966	924,178
American Tire Distributors, Inc.
5.25% due 09/01/21	937,016	923,898
Lineage Logistics LLC
4.50% due 04/07/21	833,687	823,266
ABB Concise Optical Group LLC
6.00% due 06/15/23	700,000	706,125
American Seafoods
6.02% due 08/19/21[1]	581,270	575,457
CTI Foods Holding Co. LLC
8.25% due 06/28/21	590,000	525,100
Parts Town
7.50% due 06/23/22[1]	500,000	500,000
NES Global Talent
6.50% due 10/03/19[1]	491,165	437,137
Pelican Products, Inc.
9.25% due 04/09/21	300,000	267,000
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	137,397	135,679
Targus Group International, Inc.
due 05/24/16†††,1,10	153,489	—
Total Consumer, Non-cyclical		9,151,893

Utilities - 2.2%
TPF II Power LLC
5.00% due 10/02/21	1,425,219	1,438,403
Exgen Texas Power LLC
5.75% due 09/18/21	1,346,189	1,095,461
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22	1,039,872	993,078
Panda Power
7.50% due 08/21/20	985,607	967,127
MRP Generation Holding
8.00% due 09/29/22	725,000	681,500
Terraform AP Acquisition Holdings LLC
7.00% due 06/26/22	493,580	488,644
Total Utilities		5,664,213

Financial - 2.0%
Americold Realty Operating Partnership, LP
5.75% due 12/01/22	1,493,756	1,505,901
Acrisure LLC
6.50% due 05/19/22	1,204,879	1,207,144

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

York Risk Services
4.75% due 10/01/21[1]	$735,000	$671,606
American Stock Transfer & Trust
5.75% due 06/26/20	557,074	544,077
Integro Parent, Inc.
6.75% due 10/31/22	446,753	435,584
Safe-Guard
6.25% due 08/19/21	346,714	332,846
LPL Financial Holdings, Inc.
4.75% due 11/21/22	297,750	299,364
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	623,636	241,659
Total Financial		5,238,181

Communications - 1.4%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	996,308	995,062
Mitel Networks Corp.
5.50% due 04/29/22	966,015	971,753
Match Group, Inc.
5.50% due 11/16/22	511,875	514,434
Neptune Finco Corp.
5.00% due 10/09/22	498,750	499,269
Anaren, Inc.
9.25% due 08/18/21[1]	500,000	445,000
MergerMarket Ltd.
4.50% due 02/04/21	292,500	288,113
Total Communications		3,713,631

Energy - 1.1%
Callon Petroleum Co.
8.50% due 10/08/21	1,350,000	1,362,933
Veresen Midstream LP
5.25% due 03/31/22	738,750	731,976
PSS Companies
5.50% due 01/28/20[1]	534,151	389,930
Cactus Wellhead
7.00% due 07/31/20	440,335	337,957
Total Energy		2,822,796

Basic Materials - 0.7%
Zep, Inc.
5.50% due 06/27/22	987,500	988,735
PQ Corp.
5.75% due 11/04/22	349,125	351,527
Azelis Finance S.A.
6.50% due 12/16/22	248,125	250,916
Arch Coal, Inc.
7.50% due 05/16/18	198,461	151,491
Total Basic Materials		1,742,669

Electric - 0.3%
Panda Temple II Power
7.25% due 04/03/19	507,694	463,270
Stonewall (Green Energy)
6.50% due 11/12/21	400,000	388,000
Total Electric		851,270
Total Senior Floating Rate Interests
(Cost $69,022,742)		67,785,421

ASSET-BACKED SECURITIES†† - 3.0%
Collateralized Loan Obligations - 2.9%
OCP CLO Ltd.
2014-6A, 5.63% due 07/17/26[2,7]	1,500,000	1,295,170
2014-6A, 4.33% due 07/17/26[2,7]	1,000,000	942,989
2013-4A, 5.71% due 10/24/25[2,7]	500,000	415,149
Brightwood Capital Fund
6.68% due 04/29/23	750,000	742,691
WhiteHorse X Ltd.
2015-10A, 5.98% due 04/17/27[2,7]	750,000	612,688
Catamaran CLO 2014-1 Ltd.
2014-1A, 5.20% due 04/20/26[2,7]	750,000	604,045
Eaton Vance CLO Ltd.
2014-1A, 5.71% due 07/15/26[2,7]	600,000	484,519
Longfellow Place CLO Ltd.
2013-1A, 6.43% due 01/15/24[2,7]	500,000	461,742
THL Credit Wind River CLO Ltd.
2014-2A, 5.93% due 07/15/26[2,7]	500,000	444,355
Jamestown CLO III Ltd.
2013-3A, 5.28% due 01/15/26[2,7]	500,000	420,123
KVK CLO Ltd.
2015-1A, 6.56% due 05/20/27[2,7]	500,000	414,370
Regatta IV Funding Ltd.
2014-1A, 5.66% due 07/25/26[2,7]	500,000	408,425
NewMark Capital Funding CLO Ltd.
2014-2A, 5.64% due 06/30/26[2,7]	500,000	404,811
Total Collateralized Loan Obligations		7,651,077

Collateralized Debt Obligations - 0.1%
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[2,7]	133,189	129,855
Total Asset-Backed Securities
(Cost $7,222,443)		7,780,932

SENIOR FIXED RATE INTERESTS†† - 0.7%
Consumer, Non-cyclical - 0.3%
Hanger, Inc.
11.50% due 08/01/19	575,000	573,562
Targus Group International, Inc.
7.50% due 12/31/19†††,1	57,499	80,401
Total Consumer, Non-cyclical		653,963

Communications - 0.2%
Lions Gate Entertainment Corp.
5.00% due 03/17/22	610,000	620,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

	Face Amount[11]	Value

Financial - 0.2%
Magic Newco, LLC
12.00% due 06/12/19	$500,000	$525,000
Total Senior Fixed Rate Interests
(Cost $1,771,838)		1,799,638

Total Investments - 115.9%
(Cost $298,836,809)		$300,043,571
Other Assets & Liabilities, net - (15.9)%		(41,047,239)
Total Net Assets - 100.0%		$258,996,332

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Contracts to Sell	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2016	Net Unrealized Appreciation/(Depreciation)
Morgan Stanley	(3,178,000)	GBP	10/13/16	$4,216,182	$4,120,651	$95,531
Morgan Stanley	(509,000)	CAD	10/13/16	391,058	388,126	2,932
Morgan Stanley	(836,000)	EUR	10/13/16	940,947	939,548	1,399
Deutsche Bank	(525,000)	EUR	10/13/16	590,829	590,027	802
Goldman Sachs	85,000	EUR	10/13/16	(95,622)	(95,528)	(94)
J.P. Morgan	(214,000)	AUD	10/13/16	161,592	163,770	(2,178)
J.P. Morgan	(9,280,000)	EUR	10/13/16	10,414,677	10,429,429	(14,752)
						$83,640

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[3]	Perpetual maturity.
[4]	Rate indicated is the 7 day yield as of September 30, 2016.
[5]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,230,644 (cost $1,425,835), or 0.5% of total net assets — See Note 12.

[6]	All or a portion of this security is pledged as reverse repurchase agreement collateral at September 30, 2016 — See Note 5.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $112,068,494 (cost $109,356,585), or 43.3% of total net assets.

[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Security is in default of interest and/or principal obligations.
[10]	Security with no rate was unsettled at September 30, 2016.
[11]	The face amount is denominated in U.S. dollars unless otherwise noted.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
HIGH YIELD FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Asset-Backed Securities	$—	$7,780,932	$—	$—	$7,780,932
Common Stocks	508,598	616,359	—	1,029,981	2,154,938
Corporate Bonds	—	208,002,546	—	4,465,758	212,468,304
Forward Foreign Currency Exchange Contracts	—	—	100,664	—	100,664
Exchange-Traded Funds	3,745,440	—	—	—	3,745,440
Preferred Stocks	—	3,988,118	—	27,596	4,015,714
Senior Fixed Rate Interests	—	1,719,237	—	80,401	1,799,638
Senior Floating Rate Interests	—	61,844,786	—	5,940,635	67,785,421
Short-Term Investments	223,941	—	—	—	223,941
Warrants	—	69,243	—	—	69,243
Total	$4,477,980	$284,021,221	$100,664	$11,544,371	$300,144,235

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$17,024	$—	$17,024

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Common Stocks	$1,029,901	Enterprise Value	Valuation Multiple	5.5x - 8.0	x
Common Stocks	80	Model Price	Liquidation value	—
Corporate Bonds	2,831,360	Model Price	Market Comparable Yields	9.0% - 17.3%
Corporate Bonds	1,204,584	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	351,942	Enterprise Value	Valuation Multiple	8.0	x
Corporate Bonds	77,872	Model Price	Liquidation value	—
Preferred Stocks	27,596	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Senior Fixed Rate Interests	80,401	Enterprise Value	Valuation Multiple	5.5	x
Senior Floating Rate Interests	2,963,651	Model Price	Purchase Price	—
Senior Floating Rate Interests	1,989,883	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Senior Floating Rate Interests	987,101	Model Price	Market Comparable Yields	5.7%
Total	$11,544,371

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2016, High Yield Fund had securities with a total value of $579,150 transfer out of Level 3 into Level 2 and a total value of $435,144 transfer into Level 3 from Level 2 due to changes in the securities valuation method. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Senior Fixed Rate Interests	Common Stocks	Preferred Stocks	Corporate Bonds	Total
HIGH YIELD FUND
Assets:
Beginning Balance	$7,046,155	$156,826	$73	$11,038	$3,256,186	$10,470,278
Purchases	2,042,306	18,802	1,227,069	—	1,710,838	4,999,015
Sales, maturities and paydowns	(2,833,790)	(153,426)	—	—	(367,000)	(3,354,216)
Corporate actions	(66,618)	49,437	17,181	—	—	—
Total realized gains or losses included in earnings	(5,357)	3,732	—	—	(231,429)	(233,054)
Total change in unrealized gains or losses included in earnings	(98,055)	5,030	(214,342)	16,558	97,163	(193,646)
Transfers into Level 3	435,144	—	—	—	—	435,144
Transfers out of Level 3	(579,150)	—	—	—	—	(579,150)
Ending Balance	$5,940,635	$80,401	$1,029,981	$27,596	$4,465,758	$11,544,371
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$(68,204)	$5,725	$(216,491)	$16,558	$(70,970)	$(333,382)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $298,836,809)	$300,043,571
Foreign currency, at value (cost $9,282)	9,282
Cash	766,402
Unrealized appreciation on forward foreign currency exchange contracts	100,664
Prepaid expenses	20,311
Receivables:
Securities sold	5,149,261
Fund shares sold	897,536
Dividends	7,425
Foreign taxes reclaim	11,833
Interest	4,369,841
Total assets	311,376,126

Liabilities:
Reverse Repurchase Agreements	34,559,482
Unfunded loan commitments, at value (Note 9) (proceeds $1,726,825)	1,141,424
Unrealized depreciation on forward foreign currency exchange contracts	17,024
Segregated cash due to broker	250,000
Payable for:
Fund shares redeemed	10,596,166
Securities purchased	5,367,422
Dividends distributed	118,584
Management fees	80,806
Transfer agent/maintenance fees	50,541
Distribution and service fees	40,168
Interest from reverse repurchase agreements	27,778
Fund accounting/administration fees	20,819
Trustees’ fees*	5,941
Miscellaneous	103,639
Total liabilities	52,379,794
Commitments and contingent liabilities (Note 15)	—
Net assets	$258,996,332

Net assets consist of:
Paid in capital	$262,318,592
Accumulated net investment loss	(37,049)
Accumulated net realized loss on investments	(5,156,833)
Net unrealized appreciation on investments	1,871,622
Net assets	$258,996,332

A-Class:
Net assets	$87,044,589
Capital shares outstanding	7,797,327
Net asset value per share	$11.16
Maximum offering price per share (Net asset value divided by 96.00%)	$11.63

C-Class:
Net assets	$26,941,260
Capital shares outstanding	2,393,462
Net asset value per share	$11.26

P-Class:
Net assets	$3,177,821
Capital shares outstanding	284,537
Net asset value per share	$11.17

Institutional Class:
Net assets	$141,832,662
Capital shares outstanding	15,577,269
Net asset value per share	$9.11

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Interest	$15,785,630
Dividends	268,012
Total investment income	16,053,642

Expenses:
Management fees	1,280,154
Transfer agent/maintenance fees:
A-Class	79,194
C-Class	20,536
P-Class	202
Institutional Class	81,905
Distribution and service fees:
A-Class	186,043
C-Class	180,955
P-Class	3,540
Fund accounting/administration fees	202,675
Interest expense	133,355
Line of credit fees	24,708
Custodian fees	20,499
Trustees’ fees*	13,833
Prime broker interest expense	256
Miscellaneous	219,272
Total expenses	2,447,127
Less:
Expenses waived by Adviser	(28,515)
Net expenses	2,418,612
Net investment income	13,635,030

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(4,559,789)
Foreign currency	1,484
Forward foreign currency exchange contracts	659,439
Net realized loss	(3,898,866)
Net change in unrealized appreciation (depreciation) on:
Investments	16,092,231
Foreign currency	(5,946)
Forward foreign currency exchange contracts	104,576
Net change in unrealized appreciation (depreciation)	16,190,861
Net realized and unrealized gain	12,291,995
Net increase in net assets resulting from operations	$25,927,025

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,635,030	$8,972,189
Net realized gain (loss) on investments	(3,898,866)	405,135
Net change in unrealized appreciation (depreciation) on investments	16,190,861	(13,898,198)
Net increase (decrease) in net assets resulting from operations	25,927,025	(4,520,874)

Distributions to shareholders from:
Net investment income
A-Class	(5,021,892)	(4,807,748)
B-Class**	—	(52,842)
C-Class	(1,046,425)	(802,666)
P-Class	(86,534)	(235)*
Institutional Class	(8,343,089)	(3,966,454)
Net realized gains
A-Class	—	(1,532,517)
B-Class**	—	(20,686)
C-Class	—	(263,521)
P-Class	—	— *
Institutional Class	—	(944,650)
Total distributions to shareholders	(14,497,940)	(12,391,319)

Capital share transactions:
Proceeds from sale of shares
A-Class	38,862,308	33,036,938
B-Class**	—	7,076
C-Class	15,767,122	5,046,504
P-Class	3,039,848	10,001 *
Institutional Class	132,721,401	74,875,388
Redemption fees collected
A-Class	58,517	41,648
B-Class**	—	490
C-Class	11,173	8,074
P-Class	214	1 *
Institutional Class	67,613	33,446
Distributions reinvested
A-Class	4,590,806	5,856,839
B-Class**	—	66,438
C-Class	831,218	824,962
P-Class	86,534	235 *
Institutional Class	7,079,015	3,711,027
Cost of shares redeemed
A-Class	(32,283,621)	(40,000,821)
B-Class**	—	(1,185,413)
C-Class	(4,511,046)	(5,333,911)
P-Class	(161,209)	— *
Institutional Class	(80,676,896)	(33,586,946)
Net increase from capital share transactions	85,482,997	43,411,976
Net increase in net assets	96,912,082	26,499,783

Net assets:
Beginning of year	162,084,250	135,584,467
End of year	$258,996,332	$162,084,250
Accumulated net investment loss/Undistributed net investment income at end of year	$(37,049)	$482,009

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	3,698,743	2,907,297
B-Class**	—	574
C-Class	1,482,332	437,537
P-Class	290,517	867 *
Institutional Class	15,474,086	8,020,780
Shares issued from reinvestment of distributions
A-Class	431,226	512,078
B-Class**	—	5,810
C-Class	77,164	71,624
P-Class	8,117	21 *
Institutional Class	813,446	399,647
Shares redeemed
A-Class	(3,117,471)	(3,526,055)
B-Class**	—	(104,833)
C-Class	(422,663)	(463,316)
P-Class	(14,985)	— *
Institutional Class	(9,241,452)	(3,627,052)
Net increase in shares	9,479,060	4,634,979

*	Since commencement of operations: May 1, 2015.
**	B-Class shares previously offered have been converted to A-Class shares effective August 8, 2015.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$10.79	$12.02	$11.85	$11.95	$11.12	$12.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.69	.72	.81	.58	.87
Net gain (loss) on investments (realized and unrealized)	.41	(.97)	.27	.27	.84	(1.30)
Total from investment operations	1.08	(.28)	.99	1.08	1.42	(.43)
Less distributions from:
Net investment income	(.72)	(.74)	(.83)	(.90)	(.59)	(1.07)
Net realized gains	—	(.22)	—	(.29)	—	(.27)
Total distributions	(.72)	(.96)	(.83)	(1.19)	(.59)	(1.34)
Redemption fees collected	.01	.01	.01	.01	— [c]	—
Net asset value, end of period	$11.16	$10.79	$12.02	$11.85	$11.95	$11.12

Total Return[g]	10.71%	(2.40%)	9.18%	9.54%	12.93%	(3.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,045	$73,236	$82,854	$70,451	$64,174	$86,041
Ratios to average net assets:
Net investment income (loss)	6.32%	6.01%	5.91%	6.84%	7.19%	6.92%
Total expenses[d]	1.25%	1.27%	1.32%	1.41%	1.44%	1.34%
Net expenses[e,h]	1.23%	1.20%	1.26%	1.18%	1.17%	1.18%
Portfolio turnover rate	55%	72%	97%	101%	55%	102%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$10.88	$12.12	$11.95	$12.03	$11.20	$12.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.60	.61	.63	.73	.56	.79
Net gain (loss) on investments (realized and unrealized)	.41	(.98)	.27	.27	.80	(1.32)
Total from investment operations	1.01	(.37)	.90	1.00	1.36	(.53)
Less distributions from:
Net investment income	(.64)	(.66)	(.74)	(.80)	(.53)	(.97)
Net realized gains	—	(.22)	—	(.29)	—	(.27)
Total distributions	(.64)	(.88)	(.74)	(1.09)	(.53)	(1.24)
Redemption fees collected	.01	.01	.01	.01	— [c]	—
Net asset value, end of period	$11.26	$10.88	$12.12	$11.95	$12.03	$11.20

Total Return[g]	9.81%	(3.14%)	8.46%	8.69%	12.33%	(4.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,941	$13,671	$14,674	$9,463	$9,054	$7,991
Ratios to average net assets:
Net investment income (loss)	5.52%	5.25%	5.14%	6.10%	6.37%	6.32%
Total expenses[d]	2.01%	2.01%	2.09%	2.17%	2.19%	2.08%
Net expenses[e,h]	1.98%	1.95%	2.01%	1.93%	1.92%	1.94%
Portfolio turnover rate	55%	72%	97%	101%	55%	102%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.27
Net gain (loss) on investments (realized and unrealized)	.42	(.73)
Total from investment operations	1.09	(.46)
Less distributions from:
Net investment income	(.72)	(.27)
Total distributions	(.72)	(.27)
Redemption fees collected	— [c]	— [c]
Net asset value, end of period	$11.17	$10.80

Total Return[g]	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	6.20%	5.76%
Total expenses[d]	1.17%	3.36%
Net expenses[e,h]	1.17%	1.19%
Portfolio turnover rate	55%	72%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$8.81	$9.87	$9.74	$9.90	$9.26	$10.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.58	.61	.70	.55	.79
Net gain (loss) on investments (realized and unrealized)	.34	(.79)	.23	.22	.64	(1.12)
Total from investment operations	.92	(.21)	.84	.92	1.19	(.33)
Less distributions from:
Net investment income	(.62)	(.64)	(.72)	(.80)	(.55)	(1.10)
Net realized gains	—	(.22)	—	(.29)	—	(.27)
Total distributions	(.62)	(.86)	(.72)	(1.09)	(.55)	(1.37)
Redemption fees collected	— [c]	.01	.01	.01	— [c]	—
Net asset value, end of period	$9.11	$8.81	$9.87	$9.74	$9.90	$9.26

Total Return[g]	10.95%	(2.21%)	9.50%	9.97%	13.17%	(3.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,833	$75,167	$36,880	$18,755	$9,974	$7,900
Ratios to average net assets:
Net investment income (loss)	6.58%	6.21%	6.12%	7.12%	7.42%	7.61%
Total expenses[d]	0.95%	0.94%	1.01%	1.01%	1.11%	1.08%
Net expenses[e,h]	0.94%	0.94%	1.01%	0.93%	0.92%	0.95%
Portfolio turnover rate	55%	72%	97%	101%	55%	102%

[a]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Redemption fees collected are less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/16	09/30/15	09/30/14
A-Class	1.16%	1.16%	1.16%
C-Class	1.91%	1.91%	1.91%
P-Class	1.09%	1.16%	—
Institutional Class	0.87%	0.91%	0.91%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY(Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, Guggenheim Investment Grade Bond Fund returned 6.50%1, compared with the 5.19% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities. The Fund has the ability to adjust portfolio duration synthetically using interest rate hedges.

At the start of the period, the U.S. Federal Reserve (the Fed) announced a 25-basis-point increase in the federal funds target rate from 0–25 basis points to a range of 25–50 basis points on December 16, 2015. A number of other key events fueled the risk-off sentiment in the fourth quarter of 2015 that continued into 2016, but three were particularly damaging to risk assets. The first was the release of the much stronger-than-expected U.S. employment report in early November 2015, which boosted the odds that the Fed would begin raising interest rates. The second event was the European Central Bank’s (ECB) announcement of new stimulus measures at its December 2015 meeting, which disappointed market expectations. The third event was the December 2015 announcement by the Organization of Petroleum Exporting Countries (OPEC) that its members would continue to pump approximately 31.5 million barrels of crude oil per day. Risk assets rallied, however, in the latter half of the first quarter of 2016, led by a dovish pivot in Fed communication and positive economic data which helped to combat recession fears. By conveying a more cautious policy outlook, the Fed helped spur a reversal of dollar strength, a rally in crude oil, and spread tightening across risk assets.

The rally in risk assets that began in February 2016 was briefly interrupted in June by the UK’s vote to leave the European Union. Despite the two-day selloff following the UK vote, high-yield bonds and bank loans held up. Current valuations in energy bonds indicate that leveraged credit has further room to rally as we pass the worst of the commodity related distress, but volatility is expected to remain elevated. A positive outlook for the U.S. economy, a cautious Fed, and stabilizing oil prices support our constructive view on corporate credit assets.

The Fund’s positive returns were attributable to duration, the Fund’s carry, and the tightening of credit spreads. Positive returns were driven by good credit selection in ABS (asset-backed securities, including collateralized loan obligations, or CLOs), mortgage-backed securities (including commercial mortgage-backed securities and non-Agency residential mortgage-backed securities, or non-Agency RMBS), investment-grade bonds, high yield bonds, municipal bonds, and preferred securities.

Derivatives were used to manage duration and hedge currency risk.

The Fund held a majority of the portfolio in structured credit, including ABS and CLOs. Most of the Fund’s structured credit holdings feature floating rate coupons, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Floating rate instruments accounted for about half the Fund’s holdings at the end of the period.

Over the period, the Fund increased its exposure to bank loans and high yield corporate bonds, while exposure to municipal bonds, preferred securities, and non-Agency RMBS declined. The increase in below-investment-grade assets sought to take advantage of dislocations in the credit markets during the period.

The Fund maintains higher duration than the benchmark at the long end of the curve, mainly through long-maturity zero-coupon Treasury bonds. On the other end of the curve, short-term and floating rate assets are held, enabling the Fund to keep its effective duration at around 4.5 years for most of the period, compared with an average of 5.5 years for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY(Unaudited)(concluded)	September 30, 2016

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	24.8%
AA	14.6%
A	18.7%
BBB	18.3%
BB	5.0%
B	7.2%
CCC	2.4%
CC	0.2%
NR2	7.6%
Other Instruments	1.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes	4.9%
U.S. Treasury Bonds	4.2%
Fannie Mae 1.88% due 09/24/26	1.4%
GSAA Trust	1.0%
LSTAR Securities Investment Trust 2015-4	0.9%
LSTAR Securities Investment Trust 2015-1	0.9%
Countrywide Asset-Backed Certificates	0.9%
State of California General Obligation Unlimited	0.8%
Dryden XXVI Senior Loan Fund	0.8%
Fannie Mae Principal 0.00% due 05/15/30	0.8%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	6.50%	5.07%	3.93%
A-Class Shares with sales charge†	1.45%	4.05%	3.42%
C-Class Shares	5.78%	4.31%	3.18%
C-Class Shares with CDSC‡	4.78%	4.31%	3.18%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
		1 Year	Since Inception (05/01/15)
P-Class Shares		6.51%	4.48%
Bloomberg Barclays U.S. Aggregate Bond Index		5.19%	3.79%
		1 Year	Since Inception (01/29/13)
Institutional Class Shares		6.83%	5.19%
Bloomberg Barclays U.S. Aggregate Bond Index		5.19%	2.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2016
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Financial - 0.0%
Rescap Liquidating Trust*	5,199	$50,950

Industrial - 0.0%
Constar International Holdings LLC*,†††,1	68	—

Total Common Stocks
(Cost $262,501)		50,950

PREFERRED STOCKS†† - 1.0%
Financial - 0.8%
Woodbourne Capital Trust III 0.03%†††,2,3,6	950,000	570,532
Woodbourne Capital Trust IV 0.02%†††,2,3,6	950,000	570,532
Woodbourne Capital Trust I 0.02%†††,2,3,6	950,000	570,531
Woodbourne Capital Trust II 0.03%†††,2,3,6	950,000	570,532
Total Financial		2,282,127

Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19[1]	22,000	558,800
Constar International Holdings LLC *,†††,1	7	—
Total Industrial		558,800
Total Preferred Stocks
(Cost $4,368,354)		2,840,927

SHORT-TERM INVESTMENTS† - 0.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[5]	818,424	818,424
Total Short-Term Investments
(Cost $818,424)		818,424

	Face Amount

ASSET-BACKED SECURITIES†† - 33.2%
Collateralized Loan Obligations - 23.8%
CIFC Funding Ltd.
2015-2A, 2.74% due 12/05/24[2,4]	$1,500,000	1,497,232
2013-4A, 4.08% due 11/27/24[2,4]	1,000,000	1,000,219
2015-3A, 2.79% due 10/19/27[2,4]	1,000,000	998,911
2014-3X INC, % due 07/22/26[7]	500,000	313,323
Great Lakes CLO Ltd.
2012-1A, 3.43% due 01/15/23[2,4]	1,000,000	997,174
2015-1A, 2.63% due 07/15/26[2,4]	1,000,000	992,458
2012-1A, 4.78% due 01/15/23[2,4]	1,000,000	984,882
2014-1A, 4.38% due 04/15/25[2,4]	250,000	242,783
Telos CLO Ltd.
2013-3A, 3.68% due 01/17/24[2,4]	1,250,000	1,249,921
2007-2A, 2.88% due 04/15/22[2,4]	1,100,000	1,061,644
Golub Capital Partners CLO Ltd.
2015-25A, 2.58% due 08/05/27[2,4]	1,500,000	1,460,622
2014-21A, 3.16% due 10/25/26[2,4]	600,000	589,173
2013-17A, 4.54% due 10/25/25[2,4]	250,000	248,552
Dryden XXVI Senior Loan Fund
2013-26A, 3.18% due 07/15/25[2,4]	2,250,000	2,236,275
OCP CLO Ltd.
2014-6A, 5.63% due 07/17/26[2,4]	1,400,000	1,208,825
2016-11A, 3.03% due 04/26/28[2,4]	1,000,000	996,809
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.00% due 10/20/25[2,4]	1,000,000	973,022
2013-7A, 4.15% due 10/20/25[2,4]	600,000	570,850
Venture CLO Ltd.
2013-14A, 3.58% due 08/28/25[2,4]	1,550,000	1,532,199
Oaktree EIF I Series A1 Ltd.
2016-A1, 3.28% due 10/18/27[2,4]	1,500,000	1,518,140
Cent CLO 20 Ltd.
2014-20A, 2.71% due 01/25/26[2,4]	1,500,000	1,496,487
Catamaran CLO 2014-2 Ltd.
2014-2A, 3.68% due 10/18/26[2,4]	1,500,000	1,493,309
Grayson CLO Ltd.
2006-1A, 1.17% due 11/01/21[2,4]	1,400,000	1,344,629
OZLM Funding Ltd.
2012-2A, 4.01% due 10/30/23[2,4]	1,250,000	1,250,000
Flagship CLO VI
2007-1A, 3.25% due 06/10/21[2,4]	1,250,000	1,214,255
WhiteHorse VIII Ltd.
2014-1A, 2.81% due 05/01/26[2,4]	1,100,000	1,079,548
Rockwall CDO Ltd.
2007-1A, 1.31% due 08/01/24[2,4]	1,100,000	1,073,310
Flagship CLO VIII Ltd.
2014-8A, 3.81% due 01/16/26[2,4]	1,050,000	1,048,726
Northwoods Capital XIV Ltd.
2014-14A, 3.28% due 11/12/25[2,4]	1,000,000	1,009,433
AIMCO CLO Series
2015-AA, 2.98% due 01/15/28[2,4]	1,000,000	1,005,959
Fortress Credit BSL II Ltd.
2013-2A, 2.94% due 10/19/25[2,4]	1,000,000	1,005,928
Vibrant CLO Limited
2015-1A, 2.78% due 07/17/24[2,4]	1,000,000	1,003,306
KKR CLO Ltd.
2015-12, 2.98% due 07/15/27[2,4]	1,000,000	1,000,330
Marathon CLO IV Ltd.
2012-4A, 3.81% due 05/20/23[2,4]	1,000,000	1,000,138
TICP CLO III Ltd.
2014-3A, 3.05% due 01/20/27[2,4]	1,000,000	1,000,080
Atrium XI
2014-11A, 3.91% due 10/23/25[2,4]	1,000,000	1,000,078
Mountain Hawk I CLO Ltd.
2013-1A, 2.88% due 01/20/24[2,4]	1,000,000	1,000,022
Figueroa CLO Ltd.
2013-1A, 3.56% due 03/21/24[2,4]	1,000,000	1,000,010
LCM XI, LP
2012-11A, 3.64% due 04/19/22[2,4]	1,000,000	999,957
TICP CLO I Ltd.
2014-1A, 3.72% due 04/26/26[2,4]	1,000,000	999,916
Garrison Funding Ltd.
2016-2A, 4.01% due 09/29/27[2,4]	1,000,000	997,300
PFP Ltd.
2015-2, 2.53% due 07/14/34[2,4]	1,000,000	996,851

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Shackleton CLO Ltd.
2015-8A, 3.65% due 10/20/27[2,4]	$1,000,000	$995,692
Marea CLO Ltd.
2015-1A, 2.48% due 10/15/23[2,4]	1,000,000	995,536
Fortress Credit Investments IV Ltd.
2015-4A, 2.58% due 07/17/23[2,4]	1,000,000	994,227
ALM VII R Ltd.
2013-7RA, 3.31% due 04/24/24[2,4]	1,000,000	993,067
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.31% due 10/15/26[2,4]	1,000,000	992,558
Recette CLO LLC
2015-1A, 3.50% due 10/20/27[2,4]	1,000,000	991,781
Avery Point II CLO Ltd.
2013-2A, 3.43% due 07/17/25[2,4]	1,000,000	985,000
MT Wilson CLO II Ltd.
2007-2A, 3.41% due 07/11/20[2,4]	1,000,000	972,751
Black Diamond CLO Ltd.
2013-1A, 4.01% due 02/01/23[2,4]	950,000	956,012
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,7]	1,000,000	892,326
MCF CLO I LLC
2013-1A, 4.25% due 04/20/23[2,4]	900,000	865,621
Babson CLO Ltd.
2012-2A, 0.00% due 05/15/23[4,7]	1,000,000	469,282
2014-IA, 0.00% due 07/20/25[4,7]	650,000	395,343
COA Summit CLO Limited
2014-1A, 3.50% due 04/20/23[2,4]	800,000	799,716
Saranac CLO II Ltd.
2014-2A, 5.96% due 02/20/25[2,4]	1,000,000	791,798
Cerberus Onshore II CLO LLC
2014-1A, 2.98% due 10/15/23[2,4]	500,000	500,256
2014-1A, 3.38% due 10/15/23[2,4]	250,000	249,708
Newstar Trust
2012-2A, 3.95% due 01/20/23[2,4]	750,000	749,418
ACIS CLO Ltd.
2013-1A, 3.63% due 04/18/24[2,4]	500,000	487,687
2013-2A, 3.88% due 10/14/22[2,4]	250,000	249,528
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.16% due 04/28/26[2,4]	300,000	297,735
2014-3A, 3.91% due 04/28/26[2,4]	300,000	282,328
KKR Financial CLO Ltd.
2012-1A, 4.15% due 12/15/24[2,4]	500,000	500,297
Cent CLO
2014-16A, 3.01% due 08/01/24[2,4]	500,000	500,057
MCF CLO III LLC
2014-3A, 3.17% due 01/20/24[2,4]	500,000	479,645
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,7]	500,000	447,527
Eastland CLO Ltd.
2007-1A, 1.16% due 05/01/22[2,4]	450,000	425,111
Westwood CDO I Ltd.
2007-1A, 1.53% due 03/25/21[2,4]	400,000	378,526
KVK CLO Ltd.
2013-1A, due 04/14/25[4,7]	1,000,000	364,286
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.36% due 12/20/24[2,4]	350,000	329,962
Newstar Commercial Loan Funding LLC
2013-1A, 5.41% due 09/20/23[2,4]	350,000	326,008
DIVCORE CLO Ltd.
2013-1A, 4.42% due 11/15/32[2,4]	300,000	297,199
ALM XIV Ltd.
2014-14A, 3.69% due 07/28/26[2,4]	250,000	250,990
TICC CLO LLC
2012-1A, 5.58% due 08/25/23[2,4]	250,000	250,144
Gallatin CLO VII Ltd.
2014-1A, 3.58% due 07/15/23[2,4]	250,000	250,019
Dryden XXIII Senior Loan Fund
2014-23A, 3.63% due 07/17/23[2,4]	250,000	247,624
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.01% due 07/25/25[2,4]	250,000	242,331
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[4,7]	450,000	217,183
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[4,7]	250,000	197,608
Copper River CLO Ltd.
2007-1A, due 01/20/21[2,6,7]	700,000	155,601
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,7]	250,000	119,609
ICE EM CLO
2007-1A, 1.80% due 08/15/22[2,4]	59,908	59,540
Total Collateralized Loan Obligations		66,639,223

Transport-Aircraft - 4.8%
Apollo Aviation Securitization Equity Trust
2016-1A, 4.88% due 03/17/36[4]	1,425,000	1,407,188
2014-1, 5.13% due 12/15/29	1,298,077	1,263,678
2014-1, 7.50% due 12/15/29[2]	649,038	644,171
Castlelake Aircraft Securitization Trust
2015-1A, 4.70% due 12/15/40[4]	1,372,014	1,358,294
2014-1, 5.25% due 02/15/29[4]	574,059	568,318
2014-1, 7.50% due 02/15/29[4]	228,050	226,339
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	2,006,436	1,986,370
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	958,612	986,809
2013-1, 6.35% due 10/15/38[4]	191,722	192,010
Rise Ltd.
2014-1, 4.75% due 02/12/39	1,048,177	1,035,599
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[4]	991,172	983,065
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	886,905	892,275
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	785,933	786,935
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[6]	762,568	755,322
AABS Ltd.
2013-1, 4.88% due 01/15/38	281,017	279,331
Total Transport-Aircraft		13,365,704

Collateralized Debt Obligations - 2.7%
Gramercy Real Estate CDO Ltd.
2007-1A, 1.10% due 08/15/56[2,4]	1,141,558	1,077,809

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

2006-1A, 1.08% due 07/25/41[2,4]	$492,611	$486,520
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	1,000,000	1,018,462
Anchorage Credit Funding 3 Ltd.
2016-3A, 3.85% due 10/28/33†††,4	1,000,000	1,014,089
Triaxx Prime CDO Ltd.
2006-2A, 0.79% due 10/02/39[2,4]	913,771	870,272
Putnam Structured Product Funding Ltd.
2003-1A, 1.52% due 10/15/38[2,4]	1,000,000	861,681
Highland Park CDO I Ltd.
2006-1A, 1.23% due 11/25/51[2,4]	773,282	710,194
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[2,4]	846,292	636,852
N-Star REL CDO VIII Ltd.
2006-8A, 0.89% due 02/01/41[2,4]	500,000	485,345
RAIT CRE CDO I Ltd.
2006-1X A1B, 0.86% due 11/20/46	478,562	462,621
N-Star Real Estate CDO IX Ltd.
0.84% due 02/01/41[1]	35,052	34,989
Total Collateralized Debt Obligations		7,658,834

Whole Business - 1.6%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	1,950,000	2,019,487
Wendys Funding LLC
2015-1A, 4.50% due 06/15/45[4]	1,485,000	1,482,796
Drug Royalty III Limited Partnership 1
2016-1A, 3.98% due 04/15/27[4]	972,530	968,477
Total Whole Business		4,470,760

Insurance - 0.2%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	624,750	624,966

Financial - 0.1%
Garanti Diversified Payment Rights Finance Co.
2007-A, 0.85% due 07/09/17[2]	416,000	413,083
Total Asset-Backed Securities
(Cost $93,034,005)		93,172,570

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.9%
Residential Mortgage Backed Securities - 12.8%
LSTAR Securities Investment Trust
2015-4, 2.52% due 04/01/20[2,4]	2,635,882	2,602,933
2015-1, 2.53% due 01/01/20[2,4]	2,507,177	2,503,416
2015-2, 2.52% due 01/01/20[2,4]	1,762,821	1,738,382
2016-2, 2.53% due 03/01/21[2,4]	1,716,235	1,676,761
2015-6, 2.53% due 05/01/20[2,4]	1,590,760	1,560,933
2015-3, 2.53% due 03/01/20[2,4]	1,238,140	1,221,870
2015-5, 2.53% due 04/01/20[2,4]	906,012	892,422
2015-10, 2.52% due 11/01/20[2,4]	868,950	853,743
GSAA Trust
2005-6, 0.96% due 06/25/35[2]	3,150,000	2,834,499
Countrywide Asset-Backed Certificates
2006-6, 0.70% due 09/25/36[2]	2,661,022	2,471,800
Banc of America Funding Trust
2015-R4, 0.70% due 01/27/35[2,4]	1,003,244	935,423
2014-R7, 0.66% due 09/26/36[2,4]	839,787	797,714
LSTAR Securities Investment Ltd.
2016-3, 2.53% due 09/01/21[2,4]	1,700,000	1,678,193
Structured Asset Investment Loan Trust
2005-11, 0.89% due 01/25/36[2]	1,772,768	1,596,102
NRPL Trust
2014-2A, 3.75% due 10/25/57[2,4]	877,217	873,707
2015-1A, 3.88% due 11/01/54[4]	572,314	568,408
CSMC Series
2015-12R, 1.02% due 11/30/37[2,4]	1,300,000	1,221,668
CIT Mortgage Loan Trust
2007-1, 1.98% due 10/25/37[2,4]	1,079,219	1,057,257
Banc of America Funding Ltd.
2013-R1, 0.71% due 11/03/41[2,4]	1,124,969	1,024,908
American Home Mortgage Investment Trust
2006-1, 0.92% due 03/25/46[2]	1,216,406	1,007,672
RALI Series Trust
2006-QO2, 0.75% due 02/25/46[2]	2,243,488	987,314
Luminent Mortgage Trust
2006-2, 0.73% due 02/25/46[2]	1,346,305	922,384
VOLT XLII LLC
2016-NPL2, 4.25% due 03/26/46[4]	852,942	863,481
VOLT XLI LLC
2016-NPL1, 4.25% due 02/26/46[4,8]	837,537	845,131
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.28% due 04/25/47[2]	913,022	775,914
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.53% due 11/25/33[2]	742,407	664,917
Nationstar HECM Loan Trust
2016-1A, 2.98% due 02/25/26[4]	664,441	663,956
American Home Mortgage Assets Trust
2007-1, 1.21% due 02/25/47[2]	1,054,247	624,910
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.35% due 11/25/46[2]	619,198	444,233
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	223,597	230,135
Nomura Resecuritization Trust
2012-1R, 0.96% due 08/27/47[2,4]	131,293	129,494
GreenPoint Mortgage Funding Trust
2007-AR1, 0.61% due 02/25/47[2]	9,426	9,346
Total Residential Mortgage Backed Securities		36,279,026

Commercial Mortgage Backed Securities - 5.5%
Citigroup Commercial Mortgage Trust
2016-GC36, 4.92% due 02/10/49[2]	1,400,000	1,498,412
2016-P5, 4.47% due 10/10/49[2]	1,000,000	1,001,930
2016-GC37, 1.97% due 04/10/49[2]	3,841,117	495,901
2016-C2, 1.95% due 08/10/49[2]	2,498,863	333,113
JPMDB Commercial Mortgage Securities Trust
2016-C2, 3.56% due 06/15/49[2]	1,700,000	1,628,239
2016-C2, 1.87% due 06/15/49[2]	8,935,988	967,698

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Hilton USA Trust
2013-HLF, 4.27% due 11/05/30[2,4]	$997,386	$997,871
2013-HLT, 4.41% due 11/05/30[4]	700,000	700,154
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 3.95% due 08/15/49[2]	1,500,000	1,489,865
GS Mortgage Securities Corporation Trust
2016-ICE2, 4.77% due 02/15/33[2,4]	1,200,000	1,208,403
Motel 6 Trust
2015-MTL6, 4.53% due 02/05/30[4]	1,150,000	1,153,824
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.52% due 01/15/59[2]	6,421,539	585,850
2016-NXS5, 1.74% due 01/15/59[2]	4,976,057	489,769
Morgan Stanley Capital I Trust
2016-UB11, 1.83% due 08/15/49[2]	7,790,460	869,850
COMM Mortgage Trust
2015-CR26, 1.21% due 10/10/48[2]	10,142,040	689,589
LSTAR Commercial Mortgage Trust
2014-2, 5.00% due 01/20/41[2,4]	500,000	511,014
CFCRE Commercial Mortgage Trust
2016-C3, 1.25% due 01/10/48[2]	5,969,896	465,610
CD Mortgage Trust
2016-CD1, 1.58% due 08/10/49[2]	2,598,624	273,705
Total Commercial Mortgage Backed Securities		15,360,797

Government Agency - 0.6%
Federal Home Loan Banks
5.50% due 07/15/36	500,000	724,741
Freddie Mac.
0.00% due 01/02/34[9]	850,000	512,505
Freddie Mac
6.75% due 03/15/31	287,000	443,491
Total Government Agency		1,680,737

Military Housing - 0.5%
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52[6]	482,404	477,262
2007-AETC, 5.75% due 02/10/52[6]	336,629	349,675
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41[6]	469,927	537,698
Total Military Housing		1,364,635

Mortgage Securities - 0.5%
SG Commercial Mortgage Securities Trust
2016-C5, 2.20% due 10/10/48[2]	9,986,413	1,332,548
Total Collateralized Mortgage Obligations
(Cost $55,516,472)		56,017,743

CORPORATE BONDS†† - 14.1%
Financial - 5.2%
Citigroup, Inc.
5.88%[2,3]	2,000,000	2,020,200
5.90%[2,3]	500,000	517,500
6.25%[2,3]	100,000	107,625
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44[4]	1,000,000	1,124,713
4.38% due 09/15/54[2,4]	500,000	506,250
WP Carey, Inc.
4.25% due 10/01/26	1,600,000	1,622,214
American Equity Investment Life Holding Co.
6.63% due 07/15/21	1,458,000	1,519,782
Hospitality Properties Trust
5.25% due 02/15/26	1,050,000	1,110,314
Aurora Military Housing LLC
6.89% due 01/15/47†††,6	750,000	936,111
AmTrust Financial Services, Inc.
6.13% due 08/15/23[1]	840,000	884,467
Kennedy-Wilson, Inc.
5.88% due 04/01/24	800,000	806,000
GEO Group, Inc.
5.88% due 10/15/24	650,000	559,000
Wilton Re Finance LLC
5.88% due 03/30/33[2,4]	475,000	488,063
Pacific Northwest Communities LLC
5.91% due 06/15/50[6]	400,000	468,652
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,1	415,000	448,480
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[6]	382,483	403,883
Bank of America Corp.
6.30% due 12/31/49[2,3]	350,000	380,188
ACC Group Housing LLC
6.35% due 07/15/54[6]	300,000	364,328
CIC Receivables Master Trust
4.89% due 10/07/21†††	288,033	290,613
Cadence Bank North America
6.25% due 06/28/29[2,6]	200,000	170,000
TIG Holdings, Inc.
8.60% due 01/15/27[6]	34,000	27,625
Total Financial		14,756,008

Energy - 2.7%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	1,050,000	1,216,884
3.90% due 07/15/26	1,000,000	1,019,713
4.25% due 04/01/24	200,000	207,749
ConocoPhillips
6.50% due 02/01/39	1,455,000	1,878,153
Halliburton Co.
4.85% due 11/15/35	1,200,000	1,286,207
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[4]	560,000	587,168
Husky Energy, Inc.
4.00% due 04/15/24	500,000	521,850
Equities Corp.
4.88% due 11/15/21	425,000	465,358

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Hess Corp.
4.30% due 04/01/27	$350,000	$352,725
Total Energy		7,535,807

Basic Materials - 1.6%
Newcrest Finance Pty Ltd.
4.45% due 11/15/21[4]	1,350,000	1,427,715
4.20% due 10/01/22[4]	740,000	770,942
Yamana Gold, Inc.
4.95% due 07/15/24	1,385,000	1,430,677
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[2,4]	750,000	849,375
Total Basic Materials		4,478,709

Communications - 1.4%
CSC Holdings LLC
6.75% due 11/15/21	800,000	846,000
6.63% due 10/15/25[4]	470,000	509,950
Sprint Communications, Inc.
7.00% due 03/01/20[4]	975,000	1,045,688
DISH DBS Corp.
5.88% due 07/15/22	600,000	616,638
5.88% due 11/15/24	200,000	197,500
Avaya, Inc.
7.00% due 04/01/19[4]	650,000	479,375
Inmarsat Finance plc
4.88% due 05/15/22[4]	200,000	190,000
Total Communications		3,885,151

Consumer, Non-cyclical - 0.9%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4]	1,100,000	1,105,500
Vector Group Ltd.
7.75% due 02/15/21	850,000	896,495
Central Garden & Pet Co.
6.13% due 11/15/23	305,000	326,350
Tenet Healthcare Corp.
4.35% due 06/15/20[2]	300,000	301,530
Total Consumer, Non-cyclical		2,629,875

Government - 0.7%
Freddie Mac Strips
0.00% due 09/15/29[9]	2,600,000	1,859,676

Consumer, Cyclical - 0.6%
Northern Group Housing LLC
6.80% due 08/15/53[6]	600,000	790,146
HP Communities LLC
5.78% due 03/15/46[4]	500,000	579,885
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4]	400,000	405,000
Total Consumer, Cyclical		1,775,031

Industrial - 0.4%
Molex Electronic Technologies LLC
3.90% due 04/15/25[4]	1,200,000	1,225,003
Constar International, Inc
11.00% due 12/31/17†††,1	4,091	—
Total Industrial		1,225,003

Utilities - 0.2%
AES Corp.
6.00% due 05/15/26	600,000	634,500

Diversified - 0.2%
HRG Group, Inc.
7.88% due 07/15/19	435,000	458,381

Technology - 0.2%
Micron Technology, Inc.
7.50% due 09/15/23[4]	400,000	444,296
Total Corporate Bonds
(Cost $38,052,708)		39,682,437

U.S. GOVERNMENT SECURITIES†† - 9.1%
U.S. Treasury Notes
1.50% due 08/15/26	13,979,000	13,843,026
U.S. Treasury Bonds
due 11/15/44[9]	23,315,000	11,808,838
Total U.S. Government Securities
(Cost $25,316,517)		25,651,864

FEDERAL AGENCY SECURITIES†† - 5.7%
Fannie Mae[10]
1.88% due 09/24/26	4,000,000	3,979,939
2.13% due 04/24/26	500,000	508,825
Total Fannie Mae		4,488,764
Fannie Mae Principal
0.00% due 05/15/30[9]	3,150,000	2,222,176
0.00% due 05/15/29[9]	1,750,000	1,256,245
0.00% due 01/15/30[9]	600,000	427,157
Total Fannie Mae Principal		3,905,578
Freddie Mac Strips
due 03/15/31[9]	2,950,000	2,020,072
due 07/15/32[9]	2,700,000	1,750,405
Total Freddie Mac Strips		3,770,477
Freddie Mac[10]
0.00% due 12/14/29[9]	2,900,000	2,077,713
Tennessee Valley Authority
5.38% due 04/01/56	600,000	848,983
4.25% due 09/15/65	700,000	832,766
Total Tennessee Valley Authority		1,681,749
Total Federal Agency Securities
(Cost $15,298,855)		15,924,281

SENIOR FLOATING RATE INTERESTS†† - 5.4%
Communications - 1.2%
Univision Communications, Inc.
4.00% due 03/01/20	997,317	998,773
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	850,000	848,938

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

MergerMarket Ltd.
4.50% due 02/04/21	$585,000	$576,225
Internet Brands
4.75% due 07/08/21	498,988	499,612
Proquest LLC
5.75% due 10/24/21	494,954	494,954
Total Communications		3,418,502

Consumer, Non-cyclical - 1.2%
Phillips-Medsize Corp.
4.75% due 06/16/21	947,577	946,099
Packaging Coordinators Midco, Inc.
5.00% due 07/03/23	698,250	698,250
Albertson’s LLC
4.50% due 08/25/21	339,729	342,199
4.75% due 12/21/22	248,752	251,085
American Tire Distributors, Inc.
5.25% due 09/01/21	523,671	516,339
DJO Finance LLC
4.25% due 06/08/20	498,741	489,389
NES Global Talent
6.50% due 10/03/19[1]	122,320	108,865
Total Consumer, Non-cyclical		3,352,226

Technology - 0.9%
Compucom Systems, Inc.
4.25% due 05/11/20	702,678	497,727
EIG Investors Corp.
6.00% due 02/09/23[1]	445,477	414,294
Landslide Holdings, Inc.
5.50% due 09/27/22	400,000	402,500
Solera LLC
5.75% due 03/03/23	398,000	401,896
Epicor Software
4.75% due 06/01/22	399,369	393,131
Greenway Medical Technologies
6.00% due 11/04/20[1]	340,375	331,015
Total Technology		2,440,563

Utilities - 0.7%
TPF II Power LLC
5.00% due 10/02/21	1,280,430	1,292,274
The Dayton Power and Light Co.
4.00% due 08/24/22	700,000	706,566
Total Utilities		1,998,840

Industrial - 0.5%
Travelport Holdings LLC
5.00% due 09/02/21	1,319,831	1,325,255
CareCore National LLC
5.50% due 03/05/21	124,192	121,708
Total Industrial		1,446,963

Consumer, Cyclical - 0.4%
PETCO Animal Supplies, Inc.
5.00% due 01/26/23	1,196,992	1,208,771

Financial - 0.3%
Global Payments, Inc.
4.02% due 04/22/23	598,500	604,037
Magic Newco, LLC
5.00% due 12/12/18	241,823	242,023
American Stock Transfer & Trust
5.75% due 06/26/20	94,661	92,452
Total Financial		938,512

Basic Materials - 0.2%
Hoffmaster Group, Inc.
5.25% due 05/08/20	447,710	447,710
Total Senior Floating Rate Interests
(Cost $15,361,998)		15,252,087

FEDERAL AGENCY DISCOUNT NOTES†† - 2.8%
Federal Home Loan Bank[11]
0.22% due 10/25/16	4,000,000	3,999,413
0.21% due 10/31/16	4,000,000	3,999,317
Total Federal Home Loan Bank		7,998,730
Total Federal Agency Discount Notes
(Cost $7,998,730)		7,998,730

MUNICIPAL BONDS†† - 1.6%
California - 0.8%
State of California General Obligation Unlimited
7.60% due 11/01/40	1,450,000	2,350,638

Michigan - 0.4%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	850,000	1,110,313

Illinois - 0.4%
State of Illinois General Obligation Unlimited
6.90% due 03/01/35	500,000	566,015
5.65% due 12/01/38	500,000	519,180
Total Illinois		1,085,195
Total Municipal Bonds
(Cost $4,344,397)		4,546,146

FOREIGN GOVERNMENT BONDS†† - 1.0%
Kenya Government International Bond
6.88% due 06/24/24[4]	1,350,000	1,323,000
Dominican Republic International Bond
6.85% due 01/27/45[4]	700,000	784,000
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[2,4]	600,000	646,500
Total Foreign Government Bonds
(Cost $2,682,902)		2,753,500

COMMERCIAL PAPER†† - 6.4%
Wal - Mart Stores, Inc.
0.31% due 10/11/16	4,000,000	3,999,656

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Hasbro, Inc.
0.53% due 10/07/16[4]	$4,000,000	$3,999,600
BAT International Finance plc
0.78% due 10/20/16[4]	4,000,000	3,998,353
American Water Capital Corp.
0.69% due 10/03/16	2,000,000	1,999,923
Campbell Soup Co.
0.55% due 10/06/16[4]	2,000,000	1,999,847
General Mills, Inc.
0.58% due 10/03/16[4]	1,000,000	999,968
Nissan Motor Acceptance Corp.
0.66% due 10/17/16[4]	1,000,000	999,707
Total Commercial Paper
(Cost $17,997,054)		17,997,054

Total Investments - 100.5%
(Cost $281,052,917)		$282,706,713
Other Assets & Liabilities, net - (0.5)%		(1,479,741)
Total Net Assets - 100.0%		$281,226,972

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[3]	Perpetual maturity.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $142,585,820 (cost $141,206,322), or 50.7% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Rate indicated is the 7 day yield as of September 30, 2016.
[6]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $7,718,431 (cost $9,380,136), or 2.7% of total net assets — See Note 12.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Zero coupon rate security.
[10]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[11]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
plc — Public Limited Company

See Sector Classification in Other Information section.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$92,158,481	$1,014,089	$93,172,570
Collateralized Mortgage Obligations	—	56,017,743	—	56,017,743
Commercial Paper	—	17,997,054	—	17,997,054
Common Stocks	50,950	—	—	50,950
Corporate Bonds	—	38,007,233	1,675,204	39,682,437
Federal Agency Discount Notes	—	7,998,730	—	7,998,730
Federal Agency Securities	—	15,924,281	—	15,924,281
Foreign Government Bonds	—	2,753,500	—	2,753,500
Municipal Bonds	—	4,546,146	—	4,546,146
Preferred Stocks	—	558,800	2,282,127	2,840,927
Senior Floating Rate Interests	—	15,252,087	—	15,252,087
Short-Term Investments	818,424	—	—	818,424
U.S. Government Securities	—	25,651,864	—	25,651,864
Total	$869,374	$276,865,919	$4,971,420	$282,706,713

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Asset-Backed Securities	$1,014,089	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	1,675,204	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Preferred Stocks	2,282,127	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Total	$4,971,420

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2016, Investment Grade Bond Fund had securities with a total value of $1,185,665 transfer out of Level 3 into Level 2 due to changes in the securities valuation method. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
INVESTMENT GRADE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Collateralized Mortgage Obligations	Asset-Backed Securities	Common Stocks	Preferred Stocks	Corporate Bonds	Total
INVESTMENT GRADE BOND
Assets:
Beginning Balance	$862,694	$—	$—	$1,742,414	$2,400,227	$5,005,335
Purchases	—	1,000,000	—	—	835,508	1,835,508
Sales, maturities and paydowns	—	—	—	—	(1,362,990)	(1,362,990)
Total realized gains or losses included in earnings	—	—	—	—	(33,662)	(33,662)
Total change in unrealized gains or losses included in earnings	—	14,089	—	539,713	159,092	712,894
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(862,694)	—	—	—	(322,971)	(1,185,665)
Ending Balance	$—	$1,014,089	$—	$2,282,127	$1,675,204	$4,971,420
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$—	$14,089	$—	$539,713	$109,527	$663,329

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $281,052,917)	$282,706,713
Prepaid expenses	19,000
Receivables:
Securities sold	1,191,851
Fund shares sold	868,345
Interest	1,343,030
Total assets	286,128,939

Liabilities:
Overdraft due to custodian bank	915
Payable for:
Securities purchased	3,451,509
Fund shares redeemed	1,123,311
Management fees	115,191
Distribution and service fees	62,225
Fund accounting/administration fees	21,647
Transfer agent/maintenance fees	19,117
Dividends distributed	15,712
Trustees’ fees*	3,179
Miscellaneous	89,161
Total liabilities	4,901,967
Net assets	$281,226,972

Net assets consist of:
Paid in capital	$301,646,772
Accumulated net investment loss	(747,212)
Accumulated net realized loss on investments	(21,326,384)
Net unrealized appreciation on investments	1,653,796
Net assets	$281,226,972

A-Class:
Net assets	$158,932,250
Capital shares outstanding	8,565,597
Net asset value per share	$18.55
Maximum offering price per share (Net asset value divided by 96.00%)	$19.32

C-Class:
Net assets	$36,040,042
Capital shares outstanding	1,950,455
Net asset value per share	$18.48

P-Class:
Net assets	$3,087,035
Capital shares outstanding	166,242
Net asset value per share	$18.57

Institutional Class:
Net assets	$83,167,645
Capital shares outstanding	4,488,775
Net asset value per share	$18.53

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Interest	$8,603,621
Dividends	158,451
Total investment income	8,762,072

Expenses:
Management fees	973,595
Transfer agent/maintenance fees:
A-Class	114,348
C-Class	42,880
P-Class	309
Institutional Class	13,162
Distribution and service fees:
A-Class	330,451
C-Class	288,357
P-Class	4,124
Fund accounting/administration fees	184,781
Custodian fees	39,245
Interest expense	28,777
Line of credit fees	21,440
Trustees’ fees*	8,395
Miscellaneous	181,593
Total expenses	2,231,457
Less:
Expenses waived by Adviser	(108,408)
Net expenses	2,123,049
Net investment income	6,639,023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,194,706
Investments in affiliated issuers	(4,449)
Futures contracts	(49,847)
Foreign currency	7
Forward currency exchange contracts	5
Options purchased	(57,363)
Options written	15,664
Net realized gain	2,098,723
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,662,137
Investments in affiliated issuers	1,620
Options purchased	(42,971)
Options written	7,577
Net change in unrealized appreciation (depreciation)	4,628,363
Net realized and unrealized gain	6,727,086
Net increase in net assets resulting from operations	$13,366,109

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,639,023	$5,043,465
Net realized gain (loss) on investments	2,098,723	(2,824,809)
Net change in unrealized appreciation (depreciation) on investments	4,628,363	509,808
Net increase in net assets resulting from operations	13,366,109	2,728,464

Distributions to shareholders from:
Net investment income
A-Class	(4,978,867)	(4,661,405)
B-Class**	—	(47,942)
C-Class	(868,592)	(851,092)
P-Class	(57,008)	(186)*
Institutional Class	(1,157,024)	(271,114)
Total distributions to shareholders	(7,061,491)	(5,831,739)

Capital share transactions:
Proceeds from sale of shares
A-Class	66,630,224	46,869,449
B-Class**	—	52,221
C-Class	19,854,556	10,722,431
P-Class	3,885,131	47,999 *
Institutional Class	85,970,913	10,634,690
Distributions reinvested
A-Class	4,737,216	4,442,417
B-Class**	—	47,722
C-Class	761,108	740,294
P-Class	57,008	186 *
Institutional Class	893,933	226,521
Cost of shares redeemed
A-Class	(31,331,066)	(33,418,832)
B-Class**	—	(2,196,898)
C-Class	(9,542,796)	(7,495,634)
P-Class	(946,105)	(37,888)*
Institutional Class	(12,097,691)	(9,741,384)
Net increase from capital share transactions	128,872,431	20,893,294
Net increase in net assets	135,177,049	17,790,019

Net assets:
Beginning of year	146,049,923	128,259,904
End of year	$281,226,972	$146,049,923
Accumulated net investment loss at end of year	$(747,212)	$(338,751)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	3,676,365	2,543,649
B-Class**	—	2,821
C-Class	1,100,204	584,251
P-Class	214,391	2,628 *
Institutional Class	4,719,258	577,777
Shares issued from reinvestment of distributions
A-Class	261,551	241,345
B-Class**	—	2,590
C-Class	42,199	40,376
P-Class	3,148	10 *
Institutional Class	48,739	12,321
Shares redeemed
A-Class	(1,727,722)	(1,812,612)
B-Class**	—	(120,112)
C-Class	(529,935)	(409,164)
P-Class	(51,857)	(2,078)*
Institutional Class	(661,553)	(527,752)
Net increase in shares	7,094,788	1,136,050

*	Since commencement of operations: May 1, 2015.
**	B-Class shares previously offered have been converted to A-Class shares effective August 8, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011[f]
Per Share Data
Net asset value, beginning of period	$18.10	$18.50	$17.81	$17.92	$17.41	$16.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.64	.69	.65	.61	.27	.42
Net gain (loss) on investments (realized and unrealized)	.50	(.30)	.83	(.04)	.51	.74
Total from investment operations	1.14	.39	1.48	.57	.78	1.16
Less distributions from:
Net investment income	(.69)	(.79)	(.79)	(.68)	(.27)	(.46)
Total distributions	(.69)	(.79)	(.79)	(.68)	(.27)	(.46)
Net asset value, end of period	$18.55	$18.10	$18.50	$17.81	$17.92	$17.41

Total Return[g]	6.50%	2.12%	8.47%	3.21%	4.51%	6.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,932	$115,019	$99,565	$83,642	$98,063	$108,999
Ratios to average net assets:
Net investment income (loss)	3.55%	3.72%	3.55%	3.40%	2.04%	2.43%
Total expenses[h]	1.08%	1.17%	1.19%	1.21%	1.15%	1.15%
Net expenses[c,i]	1.03%	1.07%	1.05%	1.04%	1.00%	1.00%
Portfolio turnover rate	100%	57%	61%	119%	52%	43%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011 [f]
Per Share Data
Net asset value, beginning of period	$18.02	$18.42	$17.73	$17.82	$17.31	$16.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.55	.51	.48	.17	.29
Net gain (loss) on investments (realized and unrealized)	.51	(.30)	.83	(.05)	.51	.73
Total from investment operations	1.02	.25	1.34	.43	.68	1.02
Less distributions from:
Net investment income	(.56)	(.65)	(.65)	(.52)	(.17)	(.33)
Total distributions	(.56)	(.65)	(.65)	(.52)	(.17)	(.33)
Net asset value, end of period	$18.48	$18.02	$18.42	$17.73	$17.82	$17.31

Total Return[g]	5.78%	1.36%	7.69%	2.42%	3.95%	6.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,040	$24,111	$20,673	$17,876	$20,929	$22,035
Ratios to average net assets:
Net investment income (loss)	2.81%	3.00%	2.80%	2.65%	1.29%	1.68%
Total expenses[h]	1.90%	1.99%	1.99%	2.03%	1.92%	1.90%
Net expenses[c,i]	1.77%	1.82%	1.80%	1.79%	1.75%	1.75%
Portfolio turnover rate	100%	57%	61%	119%	52%	43%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.59	.25
Net gain (loss) on investments (realized and unrealized)	.55	(.26)
Total from investment operations	1.14	(.01)
Less distributions from:
Net investment income	(.69)	(.32)
Total distributions	(.69)	(.32)
Net asset value, end of period	$18.57	$18.12

Total Return[g]	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	3.25%	3.25%
Total expenses[h]	0.98%	3.29%
Net expenses[c,i]	0.98%	1.09%
Portfolio turnover rate	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[e]
Per Share Data
Net asset value, beginning of period	$18.07	$18.47	$17.80	$18.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.62	.74	.68	.46
Net gain (loss) on investments (realized and unrealized)	.58	(.31)	.83	(.21)
Total from investment operations	1.20	.43	1.51	.25
Less distributions from:
Net investment income	(.74)	(.83)	(.84)	(.45)
Total distributions	(.74)	(.83)	(.84)	(.45)
Net asset value, end of period	$18.53	$18.07	$18.47	$17.80

Total Return[g]	6.83%	2.37%	8.64%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,168	$6,910	$5,909	$174
Ratios to average net assets:
Net investment income (loss)	3.41%	4.01%	3.72%	3.85%
Total expenses[h]	0.76%	0.94%	0.88%	1.17%
Net expenses[c,i]	0.76%	0.82%	0.78%	0.82%
Portfolio turnover rate	100%	57%	61%	119%

[a]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Since commencement of operations: January 29, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Does not include expenses of the underlying funds in which the Fund invests.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	1.00%	1.00%	1.00%	1.02%
C-Class	1.74%	1.75%	1.75%	1.77%
P-Class	0.97%	1.00%	—	—
Institutional Class	0.75%	0.75%	0.75%	0.77%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY(Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; and Steven H. Brown, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, Guggenheim Limited Duration Fund A returned 3.16%1, compared with the 1.33% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

At the start of the period, the U.S. Federal Reserve (the Fed) announced a 25-basis-point increase in the federal funds target rate from 0–25 basis points to a range of 25–50 basis points on December 16, 2015. A number of other key events fueled the risk-off sentiment in the fourth quarter of 2015 that continued into 2016, but three were particularly damaging to risk assets. The first was the release of the much stronger-than-expected U.S. employment report in early November 2015, which boosted the odds that the Fed would begin raising interest rates. The second event was the European Central Bank’s (ECB) announcement of new stimulus measures at its December 2015 meeting, which disappointed market expectations. The third event was the December 2015 announcement by the Organization of Petroleum Exporting Countries (OPEC) that its members would continue to pump approximately 31.5 million barrels of crude oil per day. Risk assets rallied, however, in the latter half of the first quarter of 2016, led by a dovish pivot in Fed communication and positive economic data which helped to combat recession fears. By conveying a more cautious policy outlook, the Fed helped spur a reversal of dollar strength, a rally in crude oil, and spread tightening across risk assets.

The rally in risk assets that began in February 2016 was briefly interrupted in June by the UK’s vote to leave the European Union. Despite the two-day selloff following the UK vote, high-yield bonds and bank loans held up. Current valuations in energy bonds indicate that leveraged credit has further room to rally as we pass the worst of the commodity related distress, but volatility is expected to remain elevated. A positive outlook for the U.S. economy, a cautious Fed, and stabilizing oil prices support our constructive view on corporate credit assets.

A key to Fund performance for the period was strong carry over the period across asset classes, especially collateralized loan obligations, or CLOs, and non-agency residential mortgage-backed securities (non-Agency RMBS). Another contributor was spread tightening from investment grade corporate bonds and high yield corporate bonds. There were no significant detractors from performance for the period. Derivatives were used to hedge interest rates.

A majority of the Fund’s structured credit holdings feature floating rate coupons, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Floating rate instruments accounted for about half the Fund’s holdings at the end of the period.

Over the period, the Fund increased its exposure to investment grade corporate bonds, bank loans, and high yield corporate bonds, while exposure to CLOs, ABS, and preferred securities declined. The increase in investment-grade securities sought to take advantage of strong global demand for both short and long-term corporate bonds from investors in yield-starved Asia and Europe.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013

Ten Largest Holdings (% of Total Net Assets)
TICP CLO III Ltd.	1.9%
Guggenheim Strategy Fund I	1.7%
Station Place Securitization Trust	1.3%
Venture XVI CLO Ltd.	1.3%
LSTAR Securities Investment Trust 2015-1	1.2%
Nationstar HECM Loan Trust	1.1%
VOLT L LLC	1.0%
Bayview Opportunity Master Fund IIIa Trust	1.0%
Bank of Nova Scotia	0.9%
Countrywide Asset-Backed Certificates	0.9%
Top Ten Total	12.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	23.6%
AA	10.7%
A	17.8%
BBB	11.7%
BB	5.8%
B	6.6%
CCC	0.9%
NR2	14.8%
Other Instruments	8.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	Since Inception (12/16/13)
A-Class Shares	3.16%	2.53%
A-Class Shares with sales charge†	0.83%	1.69%
C-Class Shares	2.39%	1.75%
C-Class Shares with CDSC‡	1.39%	1.75%
Institutional Class Shares	3.43%	2.80%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	1.33%	1.12%
	1 Year	Since Inception (05/01/15)
P-Class Shares	3.17%	2.46%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	1.33%	1.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 2.25%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS	September 30, 2016
LIMITED DURATION FUND

	Shares	Value

PREFERRED STOCKS†† - 0.1%

Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19[1]	17,900	$454,660
Total Preferred Stocks
(Cost $450,922)		454,660

MUTUAL FUNDS† - 2.6%
Guggenheim Strategy Fund I2	483,066	12,071,811
Guggenheim Strategy Fund II2	202,368	5,047,051
Guggenheim Floating Rate Strategies Fund - Institutional Class[2]	49,494	1,283,886
Total Mutual Funds
(Cost $18,290,109)		18,402,748

SHORT-TERM INVESTMENTS† - 1.8%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.16%[3]	13,045,743	13,045,743
Total Short-Term Investments
(Cost $13,045,743)		13,045,743

	Face Amount

ASSET-BACKED SECURITIES†† - 41.6%
Collateralized Loan Obligations - 33.1%
TICP CLO III Ltd.
2014-3A, 2.24% due 01/20/27[5,6]	$13,350,000	13,344,186
Golub Capital Partners CLO Ltd.
2015-25A, 2.58% due 08/05/27[5,6]	5,000,000	4,868,742
2014-10A, 2.45% due 10/20/21[5,6]	1,500,000	1,499,238
2015-23A, 2.93% due 05/05/27[5,6]	1,000,000	999,932
2015-24A, 4.53% due 02/05/27[5,6]	1,000,000	995,077
2014-10A, 3.65% due 10/20/21[5,6]	700,000	699,718
2014-21A, 3.16% due 10/25/26[5,6]	500,000	490,978
2014-18A, 4.21% due 04/25/26[5,6]	250,000	247,523
2014-18A, 4.71% due 04/25/26[5,6]	250,000	224,842
Venture XVI CLO Ltd.
2014-16A, 2.18% due 04/15/26[5,6]	9,200,000	9,190,789
CIFC Funding Ltd.
2015-2A, 2.74% due 12/05/24[5,6]	2,000,000	1,996,310
2015-2A, 3.54% due 12/05/24[5,6]	1,990,000	1,990,296
2013-3A, 5.00% due 01/29/25[5,6]	1,400,000	1,400,119
2014-3X INC, due 07/22/26[7]	2,000,000	1,253,291
2007-1A, 2.31% due 05/10/21[5,6]	1,000,000	973,766
2013-3A, 3.75% due 01/29/25[5,6]	600,000	594,219
OCP CLO Ltd.
2016-11A, 3.03% due 04/26/28[5,6]	3,750,000	3,738,034
2013-4A, 3.46% due 10/24/25[5,6]	2,000,000	1,970,847
2016-11A, 4.08% due 04/26/28[5,6]	1,500,000	1,499,731
Northwoods Capital XIV Ltd.
2014-14A, 2.42% due 11/12/25[5,6]	5,700,000	5,702,991
2014-14A, 3.28% due 11/12/25[5,6]	1,000,000	1,009,433
Fortress Credit BSL II Ltd.
2013-2A, 2.19% due 10/19/25[5,6]	5,000,000	5,011,241
2013-2A, 2.94% due 10/19/25[5,6]	1,500,000	1,508,893
GoldenTree Loan Opportunities VII Ltd.
2013-7A, 1.86% due 04/25/25[5,6]	5,750,000	5,726,059
Cent CDO 14 Ltd.
2007-14A, 1.38% due 04/15/21[5,6]	6,000,000	5,571,707
Acis CLO Ltd.
2013-1A, 1.55% due 04/18/24[5,6]	5,500,000	5,433,968
MT Wilson CLO II Ltd.
2007-2A, 1.66% due 07/11/20[5,6]	4,500,000	4,444,530
2007-2A, 3.41% due 07/11/20[5,6]	1,000,000	972,751
Great Lakes CLO Ltd.
2015-1A, 2.63% due 07/15/26[5,6]	5,000,000	4,962,288
2014-1A, 4.38% due 04/15/25[5,6]	250,000	242,783
Great Lakes CLO 2012-1 Ltd.
2012-1A, 2.51% due 01/15/23[5,6]	5,101,942	5,080,730
Oaktree EIF I Series A1 Ltd.
2016-A1, 3.28% due 10/18/27[5,6]	4,500,000	4,554,420
Black Diamond CLO Ltd.
2013-1A, 2.16% due 02/01/23[5,6]	4,375,145	4,341,205
Garrison Funding Ltd.
2015-1A, 3.33% due 05/25/27[5,6]	2,000,000	2,004,386
2016-2A, 3.06% due 09/29/27[5,6]	2,000,000	2,000,000
RFTI Issuer Ltd.
2015-FL1, 2.27% due 08/15/30[4,5]	4,000,000	3,992,052
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 2.75% due 10/10/26[5,6]	2,750,000	2,718,085
2015-6A, 3.55% due 10/10/26[5,6]	1,000,000	990,762
WhiteHorse VIII Ltd.
2014-1A, 2.26% due 05/01/26[5,6]	3,450,000	3,414,635
Voya CLO Ltd.
2013-1A, 3.58% due 04/15/24[5,6]	2,300,000	2,289,268
2015-3A, 3.63% due 10/15/22[5,6]	1,000,000	999,954
Cavalry CLO II
2013-2A, 2.03% due 01/17/24[5,6]	3,000,000	2,993,250
PFP Ltd.
2015-2, 2.53% due 07/14/34[5,6]	3,000,000	2,990,552
Oak Hill Credit Partners X Ltd.
2014-10A, 2.80% due 07/20/26[5,6]	2,950,000	2,950,239
Fifth Street SLF II Ltd.
2015-2A, 2.67% due 09/29/27[5,6]	3,000,000	2,942,188
Resource Capital Corporation
2014-CRE2, 3.03% due 04/15/32[5,6]	2,000,000	1,886,057
2015-CRE3, 3.68% due 03/15/32[5,6]	1,000,000	952,869
Venture VI CDO Ltd.
2006-1A, 2.24% due 08/03/20[5,6]	2,850,000	2,700,575
Catamaran CLO Ltd.
2014-1A, 3.35% due 04/20/26[5,6]	2,750,000	2,678,215
Babson CLO Ltd.
2013-IIA, 3.33% due 01/18/25[5,6]	2,250,000	2,222,706
2012-2A, 0.00% due 05/15/23[6,7]	750,000	351,961
KKR CLO Ltd.
2015-12, 2.98% due 07/15/27[5,6]	2,500,000	2,500,825
Atrium XI
2014-11A, 3.91% due 10/23/25[5,6]	2,500,000	2,500,194
Arch Street CLO Ltd.
2016-2A, 2.06% due 10/20/28[5,6]	2,500,000	2,499,526

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

Ares XXVI CLO Ltd.
2013-1A, 3.43% due 04/15/25[5,6]	$2,500,000	$2,485,376
LCM XXII Ltd.
2016-22A, 2.13% due 10/20/28[5,6]	2,300,000	2,300,000
Highbridge Loan Management Ltd.
2014-2014, 2.79% due 07/28/25[5,6]	1,250,000	1,249,952
2014-1A, 3.11% due 09/20/22[5,6]	1,000,000	1,001,393
Northwoods Capital X Ltd.
2013-10A, 2.67% due 11/04/25[5,6]	2,250,000	2,239,908
Cent CLO Ltd.
2014-20A, 2.19% due 01/25/26[5,6]	2,100,000	2,099,257
Vibrant CLO Limited
2015-1A, 2.78% due 07/17/24[5,6]	2,000,000	2,006,612
Dryden XXIV Senior Loan Fund
2015-24RA, 3.52% due 11/15/23[5,6]	2,000,000	2,005,049
KKR CLO Trust
2012-1A, 3.05% due 12/15/24[5,6]	2,000,000	2,000,619
Carlyle Global Market Strategies CLO Ltd.
2013-4A, 2.15% due 10/15/25[5,6]	2,000,000	1,998,235
Venture XI CLO Ltd.
2015-11A, 2.77% due 11/14/22[5,6]	2,000,000	1,996,323
Marea CLO Ltd.
2015-1A, 3.43% due 10/15/23[5,6]	1,000,000	999,955
2015-1A, 2.48% due 10/15/23[5,6]	1,000,000	995,536
Fortress Credit Funding V, LP
2015-5A, 3.47% due 08/15/22[5,6]	2,000,000	1,990,665
Steele Creek CLO Ltd.
2014-1A, 3.06% due 08/21/26[5,6]	2,000,000	1,990,000
Cereberus ICQ Levered LLC
2015-1A, 2.73% due 11/06/25[5,6]	2,000,000	1,981,617
FS Senior Funding Ltd.
2015-1A, 3.32% due 05/28/25[5,6]	2,000,000	1,974,454
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.31% due 10/15/26[5,6]	1,000,000	992,558
2014-5A, 4.21% due 10/15/26[5,6]	1,000,000	961,204
Airlie CLO Ltd.
2006-2A, 2.15% due 12/20/20[5,6]	2,000,000	1,905,755
West CLO Ltd.
2012-1A, 3.16% due 10/30/23[5,6]	1,800,000	1,802,912
Battalion CLO VII Ltd.
2014-7A, 2.28% due 10/17/26[5,6]	1,500,000	1,502,466
OFSI Fund V Ltd.
2013-5A, 3.88% due 04/17/25[5,6]	1,500,000	1,499,954
Tuolumne Grove CLO Ltd.
2014-1A, 2.81% due 04/25/26[5,6]	1,500,000	1,497,864
Flagship CLO VI
2007-1A, 3.25% due 06/10/21[5,6]	1,500,000	1,457,106
Shackleton I CLO Ltd.
2012-1A, 2.35% due 08/14/23[5,6]	1,400,000	1,402,305
Dryden 37 Senior Loan Fund
2015-37A, 0.00% due 04/15/27[6,7]	1,500,000	1,338,489
Dryden 30 Senior Loan Fund
2013-30A, 3.67% due 11/15/25[5,6]	1,330,000	1,330,053
Venture VII CDO Ltd.
2006-7A, 0.93% due 01/20/22[5,6]	1,296,386	1,285,726
Atlas Senior Loan Fund VI Ltd.
2014-6A, 3.08% due 10/15/26[5,6]	1,272,000	1,271,945
Cerberus Onshore II CLO LLC
2014-1A, 2.98% due 10/15/23[5,6]	500,000	500,256
2014-1A, 2.68% due 10/15/23[5,6]	377,974	377,740
2014-1A, 3.38% due 10/15/23[5,6]	250,000	249,708
Symphony CLO IX, LP
2012-9A, 4.93% due 04/16/22[5,6]	600,000	600,729
2012-9A, 3.93% due 04/16/22[5,6]	500,000	500,612
Kingsland V Ltd.
2007-5A, 1.47% due 07/14/21[5,6]	1,070,000	1,031,945
Ares XXIII CLO Ltd.
2014-1A, 3.89% due 04/19/23[5,6]	1,000,000	1,018,340
Anchorage Capital CLO 4 Ltd.
2014-4A, 2.90% due 07/28/26[5,6]	1,000,000	1,008,197
Adirondack Park CLO Ltd.
2013-1A, 3.68% due 04/15/24[5,6]	1,000,000	1,000,796
Cent CLO
2014-16A, 3.01% due 08/01/24[5,6]	500,000	500,057
2014-16A, 3.96% due 08/01/24[5,6]	500,000	500,034
Madison Park Funding VIII Ltd.
2014-8A, 3.50% due 04/22/22[5,6]	500,000	500,037
2014-8A, 2.90% due 04/22/22[5,6]	500,000	499,999
Oaktree EIF II Series Ltd.
2014-A2, 3.12% due 11/15/25[5,6]	1,000,000	1,000,018
Symphony CLO X Ltd.
2015-10A, 3.56% due 07/23/23[5,6]	1,000,000	1,000,001
OZLM Funding Ltd.
2012-2A, 4.01% due 10/30/23[5,6]	1,000,000	1,000,000
ACAS CLO Ltd.
2014-1A, 3.18% due 09/20/23[5,6]	1,000,000	999,997
Regatta V Funding Ltd.
2014-1A, 2.27% due 10/25/26[5,6]	1,000,000	999,931
Black Diamond CLO Delaware Corp.
2005-2A, 2.46% due 01/07/18[5,6]	1,000,000	998,983
Shackleton II CLO Ltd.
2012-2A, 4.75% due 10/20/23[5,6]	1,000,000	996,803
Benefit Street Partners CLO Ltd.
2015-IA, 3.78% due 10/15/25[5,6]	1,000,000	996,458
Newstar Commercial Loan Funding LLC
2016-1A, 4.58% due 02/25/28[5,6]	1,000,000	995,341
CFIP CLO Ltd.
2014-1A, 2.14% due 04/13/25[5,6]	1,000,000	995,183
Fortress Credit Investments IV Ltd.
2015-4A, 2.58% due 07/17/23[5,6]	1,000,000	994,227
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.16% due 04/28/26[5,6]	1,000,000	992,451
San Gabriel CLO Ltd.
2007-1A, 3.10% due 09/10/21[5,6]	1,000,000	989,778
Battalion CLO Ltd.
2007-1A, 2.82% due 07/14/22[5,6]	1,000,000	985,961
Duane Street CLO IV Ltd.
2007-4A, 3.07% due 11/14/21[5,6]	1,000,000	983,681
Rockwall CDO Ltd.
2007-1A, 1.31% due 08/01/24[5,6]	1,000,000	975,736

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.00% due 10/20/25[5,6]	$1,000,000	$973,022
Madison Park Funding V Ltd.
2007-5A, 2.28% due 02/26/21[5,6]	1,000,000	960,756
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,7]	1,000,000	895,054
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,7]	1,000,000	875,411
KVK CLO Ltd.
2014-2A, 3.68% due 07/15/26[5,6]	500,000	489,482
2013-1A, due 04/14/25[6,7]	750,000	273,215
Race Point V CLO Ltd.
2014-5A, 4.60% due 12/15/22[5,6]	750,000	749,673
Madison Park Funding III Ltd.
2006-3A, 2.13% due 10/25/20[5,6]	750,000	723,918
Gramercy Park CLO Ltd.
2014-1A, 3.63% due 07/17/23[5,6]	700,000	698,129
Benefit Street Partners CLO V Ltd.
2014-VA, 2.30% due 10/20/26[5,6]	500,000	500,844
BlueMountain CLO Ltd.
2012-2A, 3.56% due 11/20/24[5,6]	500,000	500,519
NZCG Funding Ltd.
2015-2A, 3.08% due 04/27/27[5,6]	500,000	500,242
Gallatin CLO VII Ltd.
2014-1A, 3.58% due 07/15/23[5,6]	500,000	500,039
Figueroa CLO Ltd.
2013-1A, 3.56% due 03/21/24[5,6]	500,000	500,005
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.82% due 08/15/23[5,6]	500,000	500,005
LCM X, LP
2014-10A, 3.53% due 04/15/22[5,6]	500,000	499,994
Telos CLO Ltd.
2013-4A, 3.43% due 07/17/24[5,6]	500,000	499,993
ALM VII Ltd.
2013-7R2A, 3.31% due 04/24/24[5,6]	500,000	496,565
COA Summit CLO Limited
2014-1A, 4.55% due 04/20/23[5,6]	500,000	492,678
ALM XIV Ltd.
2014-14A, 4.19% due 07/28/26[5,6]	500,000	487,578
WhiteHorse IV Ltd.
2007-4A, 2.13% due 01/17/20[5,6]	500,000	486,327
Shasta CLO Ltd.
2007-1A, 2.10% due 04/20/21[5,6]	500,000	485,297
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.01% due 07/25/25[5,6]	250,000	242,331
2014-1A, 4.96% due 07/25/25[5,6]	250,000	230,510
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[6,7]	500,000	239,217
Kingsland IV Ltd.
2007-4A, 2.13% due 04/16/21[5,6]	250,000	234,550
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[6,7]	350,000	168,920
Copper River CLO Ltd.
2007-1A, due 01/20/21[4,7]	500,000	111,143
Total Collateralized Loan Obligations		239,190,640

Transport-Aircraft - 2.9%
Castlelake Aircraft Securitization Trust
2015-1A, 4.70% due 12/15/40[6]	5,488,055	5,433,173
2014-1, 5.25% due 02/15/29[6]	229,623	227,327
2014-1, 7.50% due 02/15/29[6]	228,050	226,339
Apollo Aviation Securitization Equity Trust
2016-1A, 4.88% due 03/17/36[6]	4,275,000	4,221,562
2014-1, 5.13% due 12/15/29	1,081,731	1,053,065
2014-1, 7.50% due 12/15/29[5]	432,692	429,447
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[6]	1,662,651	1,655,962
2015-1A, 5.80% due 06/15/40[6]	926,702	908,168
Harbour Aircraft Investments Ltd.
2016-1A, 4.70% due 07/15/41	1,957,000	1,963,386
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	1,773,810	1,784,549
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[6]	1,571,866	1,573,871
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	890,600	881,694
Rise Ltd.
2014-1, 4.75% due 02/12/39	419,271	414,240
AABS Ltd.
2013-1, 4.88% due 01/15/38	281,017	279,331
Total Transport-Aircraft		21,052,114

Collateralized Debt Obligations - 2.6%
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	4,000,000	4,073,847
Triaxx Prime CDO Ltd.
2006-2A, 0.79% due 10/02/39[5,6]	3,846,438	3,663,334
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[6]	3,000,000	3,152,275
Putnam Structured Product Funding Ltd.
2003-1A, 1.52% due 10/15/38[5,6]	3,000,000	2,585,043
Gramercy Real Estate CDO Ltd.
2006-1A, 1.08% due 07/25/41[5,6]	1,604,958	1,585,113
2007-1A, 1.10% due 08/15/56[5,6]	391,391	369,535
Anchorage Credit Funding 3 Ltd.
2016-3A, 3.85% due 10/28/33†††,6	1,500,000	1,521,134
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[5,6]	1,145,427	1,116,754
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.24% due 11/21/40[5,6]	700,000	673,548
Helios Series I Multi Asset CBO Ltd.
2001-1A, 1.79% due 12/13/36[5,6]	17,552	17,451
Total Collateralized Debt Obligations		18,758,034

Whole Business - 1.4%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	3,500,000	3,624,719
2016-1A, 4.38% due 05/25/46[6]	1,800,000	1,865,234
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[6]	1,993,333	2,043,830
Drug Royalty III Limited Partnership 1
2016-1A, 3.98% due 04/15/27[6]	1,945,061	1,936,955

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

Miramax LLC
2014-1A, 3.34% due 07/20/26[6]	$666,800	$668,506
Total Whole Business		10,139,244

Transport-Container - 0.8%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[6]	5,595,833	5,414,850

Net Lease - 0.7%
STORE Master Funding LLC
2012-1A, 5.77% due 08/20/42[6]	3,760,075	3,807,984
2013-1A, 4.16% due 03/20/43[6]	942,635	933,749
Total Net Lease		4,741,733

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	624,750	624,966

Financial - 0.0%
CCR Incorporated MT100 Payment Rights Master Trust
2010-CX, 0.96% due 07/10/17[5]	329,022	326,952
Total Asset-Backed Securities
(Cost $299,226,029)		300,248,533

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 29.0%
Residential Mortgage Backed Securities - 22.6%
LSTAR Securities Investment Trust
2015-1, 2.53% due 01/01/20[5,6]	8,524,401	8,511,614
2015-4, 2.52% due 04/01/20[5,6]	6,290,173	6,211,546
2016-2, 2.53% due 03/01/21[5,6]	5,751,705	5,619,416
2015-6, 2.53% due 05/01/20[5,6]	5,698,898	5,592,044
2015-10, 2.52% due 11/01/20[5,6]	4,634,397	4,553,295
2015-2, 2.52% due 01/01/20[5,6]	4,509,543	4,447,024
2015-3, 2.53% due 03/01/20[5,6]	3,954,059	3,902,102
2015-5, 2.53% due 04/01/20[5,6]	3,029,477	2,984,035
Nationstar HECM Loan Trust
2016-1A, 2.98% due 02/25/26[6]	7,946,715	7,940,913
2015-2A, 2.88% due 11/25/25[6]	2,368,012	2,369,196
2016-3A, 2.01% due 08/25/26†††,6	948,507	954,102
Countrywide Asset-Backed Certificates
2006-6, 0.70% due 09/25/36[5]	7,096,058	6,591,465
2006-5, 0.82% due 08/25/36[5]	3,591,607	3,340,711
VOLT L LLC
2016-NP10, 3.50% due 09/25/46[6,8]	7,200,000	7,200,000
Bayview Opportunity Master Fund IIIa Trust
2016-RN3, 3.60% due 09/28/31[6,8]	7,100,000	7,097,974
CSMC Series
2015-12R, 1.02% due 11/30/37[5,6]	6,800,000	6,390,265
2014-2R, 0.72% due 02/27/46[5,6]	421,930	394,727
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 1.25% due 07/25/34[5]	6,845,668	6,505,754
GSMSC Resecuritization Trust
2015-5R, 0.66% due 02/26/37[5,6]	3,388,029	3,008,459
2015-7R, 0.67% due 09/26/37[5,6]	3,263,860	2,977,750
Banc of America Funding Trust
2015-R4, 0.70% due 01/27/35[5,6]	5,618,164	5,238,369
VOLT XLI LLC
2016-NPL1, 4.25% due 02/26/46[6,8]	5,025,219	5,070,784
LSTAR Securities Investment Ltd.
2016-3, 2.53% due 09/01/21[5,6]	5,100,000	5,034,579
VOLT XXXIX LLC
2015-NP13, 4.13% due 10/25/45[6,8]	4,466,408	4,501,976
Banc of America Funding Ltd.
2013-R1, 0.71% due 11/03/41[5,6]	4,499,874	4,099,633
GCAT LLC
2015-1, 3.63% due 05/26/20[6,8]	3,664,136	3,669,769
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[6,8]	3,528,249	3,561,892
VOLT XLVIII LLC
2016-NPL8, 3.50% due 07/25/46[6]	3,480,428	3,482,719
NRPL Trust
2014-2A, 3.75% due 10/25/57[5,6]	1,674,686	1,667,986
2015-1A, 3.88% due 11/01/54[6]	1,526,171	1,515,755
VOLT XXXVI LLC
2015-NP10, 3.63% due 07/25/45[6,8]	2,711,395	2,715,698
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[6]	2,270,456	2,271,693
First Franklin Mortgage Loan Trust
2004-FF10, 1.80% due 07/25/34[5]	2,186,547	2,114,729
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[6]	1,876,171	1,860,091
Nomura Resecuritization Trust
2015-4R, 1.31% due 03/26/36[5,6]	1,709,371	1,620,825
2012-1R, 0.96% due 08/27/47[5,6]	196,939	194,241
CIT Mortgage Loan Trust
2007-1, 1.98% due 10/25/37[5,6]	1,734,938	1,699,633
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[6]	1,691,894	1,686,890
VOLT XXVII LLC
2014-NPL7, 3.38% due 08/27/57[6]	1,618,931	1,617,812
Structured Asset Investment Loan Trust
2005-2, 1.26% due 03/25/35[5]	1,000,000	950,330
2005-1, 1.25% due 02/25/35[5,6]	543,415	523,757
VOLT XXXIV LLC
2015-NPL7, 3.25% due 02/25/55[6,8]	1,419,947	1,415,638
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.91% due 12/25/35[5]	1,500,000	1,344,718
Vericrest Opportunity Loan Trust
2015-NPL3, 3.38% due 10/25/58[6]	1,323,513	1,320,880
VOLT XLII LLC
2016-NPL2, 4.25% due 03/26/46[6]	1,194,119	1,208,873
BCAP LLC
2014-RR3, 0.66% due 10/26/36[5,6]	1,160,971	1,134,036
Encore Credit Receivables Trust
2005-4, 0.97% due 01/25/36[5]	1,077,390	1,026,689
Ocwen Master Advance Receivables Trust
2015-T3, 3.21% due 11/15/47[6]	1,000,000	982,326
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	572,408	589,145

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

First Frankin Mortgage Loan Trust
2006-FF4, 0.71% due 03/25/36[5]	$596,636	$563,042
Structured Asset Securities Corporation Mortgage Loan Trust
2007-BC1, 0.66% due 02/25/37[5]	573,969	497,159
GSAMP Trust
2005-HE6, 0.97% due 11/25/35[5]	450,000	442,027
GreenPoint Mortgage Funding Trust
2005-HE4, 1.00% due 07/25/30[5]	415,882	406,222
2007-AR1, 0.61% due 02/25/47[5]	13,573	13,458
Accredited Mortgage Loan Trust
2007-1, 0.66% due 02/25/37[5]	267,135	257,432
Soundview Home Loan Trust
2003-1, 3.90% due 08/25/31[5]	159,602	156,221
Morgan Stanley Re-REMIC Trust
2010-R5, 1.12% due 06/26/36[5,6]	197,232	142,871
Total Residential Mortgage Backed Securities		163,192,290

Commercial Mortgage Backed Securities - 6.4%
GS Mortgage Securities Corporation Trust
2016-ICE2, 3.77% due 02/15/33[5,6]	6,400,000	6,465,052
Hilton USA Trust
2013-HLT, 5.61% due 11/05/30[5,6]	1,800,000	1,802,778
2013-HLF, 4.27% due 11/05/30[5,6]	1,541,414	1,542,165
2013-HLF, 3.27% due 11/05/30[5,6]	1,360,072	1,360,070
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.52% due 01/15/59[5]	23,246,968	2,120,867
2015-LC22, 1.07% due 09/15/58[5]	24,766,044	1,458,133
2016-NXS5, 1.74% due 01/15/59[5]	6,966,480	685,677
Americold 2010 LLC Trust
2010-ARTA, 6.81% due 01/14/29[6]	2,605,000	2,928,766
Freddie Mac Multifamily Structured Pass Through Certificates
2013-K035, 0.43% due 08/25/23[5]	112,413,789	2,711,511
JP Morgan Chase Commercial Mortgage Securities Trust
2015-CSMO, 3.82% due 01/15/32[5,6]	1,500,000	1,495,979
2014-FL5, 2.62% due 07/15/31[5,6]	1,000,000	984,052
Banc of America Commercial Mortgage Trust
2016-UB10, 2.17% due 06/15/49[5]	19,464,624	2,478,436
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.20% due 12/15/47[5]	31,685,458	2,126,192
GAHR Commercial Mortgage Trust
2015-NRF, 1.82% due 12/15/16[5,6]	1,981,671	1,986,598
Hyatt Hotel Portfolio Trust
2015-HYT, 3.57% due 11/15/29[5,6]	1,900,000	1,890,431
BXHTL Mortgage Trust
2015-JWRZ, 3.38% due 05/15/29[5,6]	1,775,000	1,748,295
JPMBB Commercial Mortgage Securities Trust
2013-C17, 1.19% due 01/15/47[5]	33,987,566	1,650,494
Motel 6 Trust 2015-MTL
2015-MTL6, 3.30% due 02/05/30[6]	1,600,000	1,603,745
Citigroup Commercial Mortgage Trust
2016-C2, 1.95% due 08/10/49[5]	6,796,907	906,067
2016-GC37, 1.97% due 04/10/49[5]	3,841,117	495,901
BHMS Mortgage Trust
2014-ATLS, 2.02% due 07/05/33[5,6]	1,300,000	1,296,139
CSAIL Commercial Mortgage Trust
2016-C6, 1.98% due 01/15/49[5]	9,988,850	1,197,089
Motel 6 Trust
2015-MTL6, 5.28% due 02/05/30[6]	1,000,000	1,002,351
Morgan Stanley Capital I Trust
2015-XLF1, 2.73% due 08/13/19[5,6]	1,000,000	995,694
CDGJ Commercial Mortgage Trust
2014-BXCH, 3.02% due 12/15/27[5,6]	1,000,000	986,648
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.87% due 06/15/49[5]	8,935,988	967,699
CD Mortgage Trust
2016-CD1, 1.58% due 08/10/49[5]	7,096,243	747,425
Total Commercial Mortgage Backed Securities		45,634,254

Total Collateralized Mortgage Obligations
(Cost $207,557,672)		208,826,544

CORPORATE BONDS†† - 13.2%
Financial - 4.8%
Citigroup, Inc.
6.25%[5,9]	3,800,000	4,089,749
5.88%[5,9]	1,995,000	2,015,150
5.95%[5,9]	995,000	1,013,755
Bank of Nova Scotia
1.52% due 06/14/19[5]	6,750,000	6,772,450
Santander UK plc
2.34% due 03/14/19[5]	5,700,000	5,796,074
Danske Bank A/S
1.42% due 09/06/19[5,6]	5,600,000	5,594,960
Berkshire Hathaway Finance Corp.
1.54% due 03/15/19[5]	2,600,000	2,635,082
American Equity Investment Life Holding Co.
6.63% due 07/15/21	1,300,000	1,355,088
Bank of America Corp.
6.30%[5,9]	1,200,000	1,303,500
Montpelier Re Holdings Ltd.
4.70% due 10/15/22	1,000,000	1,033,790
H2 Asset Funding Ltd.
2.43% due 03/19/37	1,000,000	995,697
Citizens Financial Group, Inc.
5.50%[5,9]	1,000,000	980,000
Fifth Third Bancorp
4.90% due 12/31/49[5,9]	1,000,000	969,000
Total Financial		34,554,295

Consumer, Non-cyclical - 3.5%
UnitedHealth Group, Inc.
1.45% due 07/17/17	6,500,000	6,515,495
Kraft Heinz Foods Co.
2.25% due 06/05/17	5,700,000	5,735,585
Tenet Healthcare Corp.
4.35% due 06/15/20[5]	2,700,000	2,713,770
6.25% due 11/01/18	975,000	1,040,813

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

Aetna, Inc.
1.49% due 12/08/17[5]	$3,000,000	$3,007,107
Vector Group Ltd.
7.75% due 02/15/21	2,374,000	2,503,858
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[6]	2,016,000	2,026,080
Central Garden & Pet Co.
6.13% due 11/15/23	1,440,000	1,540,800
Total Consumer, Non-cyclical		25,083,508

Commercial Mortgage Backed Securities - 1.3%
Station Place Securitization Trust
1.53% due 02/25/17†††,5	9,600,000	9,595,293

Communications - 0.9%
Sprint Communications, Inc.
9.00% due 11/15/18[6]	3,043,000	3,358,711
CSC Holdings LLC
6.75% due 11/15/21	2,050,000	2,167,875
eBay, Inc.
2.50% due 03/09/18	1,300,000	1,318,385
Total Communications		6,844,971

Basic Materials - 0.9%
Newcrest Finance Pty Ltd.
4.45% due 11/15/21[6]	5,590,000	5,911,800
Yamana Gold, Inc.
4.95% due 07/15/24	750,000	774,734
Total Basic Materials		6,686,534

Industrial - 0.8%
CNH Industrial Capital LLC
3.88% due 07/16/18	1,550,000	1,577,125
3.63% due 04/15/18	850,000	860,625
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.07% due 05/15/21[5,6]	1,500,000	1,522,500
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.13% due 07/15/21[5,6]	1,100,000	1,116,500
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	600,000	556,500
Total Industrial		5,633,250

Energy - 0.6%
TC PipeLines, LP
4.65% due 06/15/21	1,500,000	1,573,810
Equities Corp.
4.88% due 11/15/21	1,300,000	1,423,447
Husky Energy, Inc.
7.25% due 12/15/19	750,000	866,903
Buckeye Partners, LP
4.88% due 02/01/21	500,000	538,668
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[4,10]	390,900	46,908
Total Energy		4,449,736

Diversified - 0.3%
HRG Group, Inc.
7.88% due 07/15/19	1,740,000	1,833,525

Utilities - 0.1%
AES Corp.
3.84% due 06/01/19[5]	534,000	535,335
Total Corporate Bonds
(Cost $93,970,111)		95,216,447

SENIOR FLOATING RATE INTERESTS†† - 4.3%
Consumer, Non-cyclical - 1.1%
Albertson’s LLC
4.50% due 08/25/21	1,891,276	1,905,027
4.75% due 12/21/22	1,243,758	1,255,424
DJO Finance LLC
4.25% due 06/08/20	1,920,151	1,884,149
Phillips-Medsize Corp.
4.75% due 06/16/21	1,147,066	1,145,277
American Tire Distributors, Inc.
5.25% due 09/01/21	689,999	680,339
Dole Food Company, Inc.
4.57% due 11/01/18	497,303	498,193
Grocery Outlet, Inc.
5.00% due 10/21/21	396,975	395,982
Total Consumer, Non-cyclical		7,764,391

Consumer, Cyclical - 1.1%
Smart & Final Stores LLC
4.30% due 11/15/22	1,770,796	1,770,248
Advantage Sales & Marketing LLC
4.25% due 07/23/21	1,538,228	1,518,046
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	1,433,707	1,436,245
Petsmart, Inc.
4.25% due 03/11/22	795,970	796,885
Acosta, Inc.
4.25% due 09/26/21	796,833	756,991
National Vision, Inc.
4.00% due 03/12/21	596,939	589,328
NPC International, Inc.
4.75% due 12/28/18	396,665	396,665
Fitness International LLC
6.00% due 07/01/20	241,006	240,644
Equinox Fitness
5.00% due 01/31/20	174,109	175,124
Total Consumer, Cyclical		7,680,176

Industrial - 0.9%
Travelport Holdings LLC
5.00% due 09/02/21	3,640,396	3,655,358
Engility Corp.
4.77% due 08/12/20	1,000,000	1,009,170

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

	Face Amount	Value

Exopack Holdings SA
4.50% due 05/08/19	$621,803	$620,640
Camp International Holding Co.
4.75% due 08/18/23	600,000	598,800
Filtration Group Corp.
4.25% due 11/21/20	495,178	496,911
Dematic S.A.
4.25% due 12/28/19	243,125	242,882
Total Industrial		6,623,761

Communications - 0.6%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	3,250,000	3,245,937
T-Mobile US, Inc.
3.50% due 11/09/22	992,500	1,000,083
Total Communications		4,246,020

Technology - 0.3%
Epicor Software
4.75% due 06/01/22	1,118,714	1,101,239
Avaya, Inc.
6.25% due 05/29/20	489,665	360,722
Infor (US), Inc.
3.75% due 06/03/20	293,336	291,429
Deltek, Inc.
5.00% due 06/25/22	290,163	290,888
Eze Castle Software, Inc.
4.50% due 04/06/20	249,375	248,335
Sabre, Inc.
4.00% due 02/19/19	161,718	162,291
Total Technology		2,454,904

Basic Materials - 0.2%
Chromaflo Technologies
4.50% due 12/02/19	1,689,950	1,687,837

Financial - 0.1%
USI Holdings Corp.
4.25% due 12/27/19	366,499	366,774
AMWINS Group LLC
4.75% due 09/06/19	198,969	200,026
Magic Newco, LLC
5.00% due 12/12/18	198,965	199,130
Total Financial		765,930
Total Senior Floating Rate Interests
(Cost $31,151,801)		31,223,019

FOREIGN GOVERNMENT BONDS†† - 0.2%
Kenya Government International Bond
6.88% due 06/24/24[6]	850,000	833,000
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[5,6]	350,000	377,125
Total Foreign Government Bonds
(Cost $1,215,022)		1,210,125

COMMERCIAL PAPER†† - 1.6%
BAT International Finance plc
0.78% due 10/20/16[6]	7,000,000	6,997,118
General Mills, Inc.
0.60% due 10/07/16	4,775,000	4,774,523
Total Commercial Paper
(Cost $11,771,641)		11,771,641

REPURCHASE AGREEMENTS††,11 - 3.3%
Jefferies & Company, Inc. issued 09/12/16 at 3.62% due 10/12/16	4,996,000	4,996,000
Jefferies & Company, Inc. issued 09/15/16 at 3.62% due 10/14/16	4,068,000	4,068,000
Morgan Stanley issued 09/23/16 at 1.15% due 10/24/16	3,750,000	3,750,000
Jefferies & Company, Inc. issued 09/30/16 at 3.62% due 11/01/16	2,937,000	2,937,000
Jefferies & Company, Inc. issued 09/02/16 at 3.62% due 10/04/16	2,933,000	2,933,000
Morgan Stanley issued 09/26/16 at 1.15% due 10/26/16	2,756,250	2,756,250
Jefferies & Company, Inc. issued 09/28/16 at 1.20% due 10/12/16	2,400,000	2,400,000
Total Repurchase Agreements
(Cost $23,840,250)		23,840,250

Total Investments - 97.7%
(Cost $700,519,300)		$704,239,710
Other Assets & Liabilities, net - 2.3%		16,654,598
Total Net Assets - 100.0%		$720,894,308

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
LIMITED DURATION FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Affiliated issuer — See Note 8.
[3]	Rate indicated is the 7 day yield as of September 30, 2016.
[4]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $4,150,103 (cost $4,944,465), or 0.6% of total net assets — See Note 12.

[5]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[6]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $483,763,679 (cost $481,245,717), or 67.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Perpetual maturity.
[10]	Security is in default of interest and/or principal obligations.
[11]	Repurchase Agreements — See Note 11.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$298,727,399	$1,521,134	$300,248,533
Collateralized Mortgage Obligations	—	207,872,442	954,102	208,826,544
Commercial Paper	—	11,771,641	—	11,771,641
Corporate Bonds	—	85,621,154	9,595,293	95,216,447
Foreign Government Bonds	—	1,210,125	—	1,210,125
Mutual Funds	18,402,748	—	—	18,402,748
Preferred Stocks	—	454,660	—	454,660
Repurchase Agreements	—	23,840,250	—	23,840,250
Senior Floating Rate Interests	—	31,223,019	—	31,223,019
Short-Term Investments	13,045,743	—	—	13,045,743
Total	$31,448,491	$660,720,690	$12,070,529	$704,239,710

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Asset-Backed Securities	$1,521,134	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Collateralized Mortgage Obligations	954,102	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	9,595,293	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Total	$12,070,529

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2016, Limited Duration Fund had securities with a total value of $971,372 transfer out of Level 3 into Level 2 due to changes in the securities valuation method. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
LIMITED DURATION FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Collateralized Mortgage Obligations	Asset-Backed Securities	Corporate Bonds	Total
LIMITED DURATION
Assets:
Beginning Balance	$—	$971,372	$—	$971,372
Purchases	999,999	1,500,000	9,600,000	12,099,999
Sales, maturities and paydowns	(51,493)	—	—	(51,493)
Total realized gains or losses included in earnings	—	—	—	—
Total change in unrealized gains or losses included in earnings	5,596	21,134	(4,707)	22,023
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(971,372)	—	(971,372)
Ending Balance	$954,102	$1,521,134	$9,595,293	$12,070,529
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$5,596	$21,134	$(4,707)	$22,022

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $658,388,941)	$661,996,712
Investments in affiliated issuers, at value (cost $18,290,109)	18,402,748
Repurchase agreements, at value (cost $23,840,250)	23,840,250
Total investments (cost $700,519,300)	704,239,710
Cash	17,103,763
Segregated cash with broker	250,000
Prepaid expenses	73,659
Receivables:
Securities sold	238,468
Fund shares sold	7,584,780
Dividends	28,527
Interest	2,774,629
Total assets	732,293,536

Liabilities:
Payable for:
Securities purchased	7,617,002
Fund shares redeemed	3,349,440
Management fees	143,958
Dividends distributed	106,711
Distribution and service fees	65,324
Fund accounting/administration fees	54,119
Transfer agent/maintenance fees	31,247
Trustees’ fees*	6,577
Miscellaneous	24,850
Total liabilities	11,399,228
Net assets	$720,894,308

Net assets consist of:
Paid in capital	$718,149,874
Accumulated net investment loss	(949,706)
Accumulated net realized gain on investments	(26,270)
Net unrealized appreciation on investments	3,720,410
Net assets	$720,894,308

A-Class:
Net assets	$215,855,739
Capital shares outstanding	8,733,829
Net asset value per share	$24.71
Maximum offering price per share (Net asset value divided by 97.75%)	$25.28

C-Class:
Net assets	$26,802,224
Capital shares outstanding	1,085,135
Net asset value per share	$24.70

P-Class:
Net assets	$1,645,833
Capital shares outstanding	66,582
Net asset value per share	$24.72

Institutional Class:
Net assets	$476,590,512
Capital shares outstanding	19,288,469
Net asset value per share	$24.71

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Interest	$18,503,541
Dividends from securities of affiliated issuers	274,568
Dividends from securities of unaffiliated issuers	31,875
Total investment income	18,809,984

Expenses:
Management fees	2,380,567
Transfer agent/maintenance fees:
A-Class	80,621
C-Class	20,452
P-Class	505
Institutional Class	119,492
Distribution and service fees:
A-Class	452,815
C-Class	214,643
P-Class	5,128
Fund accounting/administration fees	502,557
Interest expense	149,503
Line of credit fees	36,599
Trustees’ fees*	26,109
Custodian fees	22,496
Miscellaneous	248,845
Total expenses	4,260,332
Less:
Expenses waived by Adviser	(501,354)
Net expenses	3,758,978
Net investment income	15,051,006

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$420,782
Investments in affiliated issuers	(15,711)
Options purchased	(104,173)
Options written	28,511
Net realized gain	329,409
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,447,802
Investments in affiliated issuers	117,175
Options purchased	(78,144)
Options written	13,729
Net change in unrealized appreciation (depreciation)	5,500,562
Net realized and unrealized gain	5,829,971
Net increase in net assets resulting from operations	$20,880,977

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,051,006	$4,956,701
Net realized gain (loss) on investments	329,409	(272,435)
Net change in unrealized appreciation (depreciation) on investments	5,500,562	(1,527,852)
Net increase in net assets resulting from operations	20,880,977	3,156,414

Distributions to shareholders from:
Net investment income
A-Class	(5,091,611)	(1,877,597)
C-Class	(443,426)	(92,400)
P-Class	(58,350)	(14,688)*
Institutional Class	(9,932,238)	(3,607,196)
Net realized gains
A-Class	—	(10,524)
C-Class	—	(358)
P-Class	—	— *
Institutional Class	—	(24,979)
Total distributions to shareholders	(15,525,625)	(5,627,742)

Capital share transactions:
Proceeds from sale of shares
A-Class	197,623,014	123,676,382
C-Class	24,267,204	10,713,529
P-Class	1,976,882	2,751,295 *
Institutional Class	545,334,586	144,227,876
Distributions reinvested
A-Class	4,329,140	1,735,098
C-Class	327,005	77,547
P-Class	58,350	14,688 *
Institutional Class	8,366,742	3,470,791
Cost of shares redeemed
A-Class	(105,025,329)	(23,872,067)
C-Class	(8,309,387)	(1,041,909)
P-Class	(3,110,231)	(14,275)*
Institutional Class	(257,307,806)	(39,087,053)
Net increase from capital share transactions	408,530,170	222,651,902
Net increase in net assets	413,885,522	220,180,574

Net assets:
Beginning of year	307,008,786	86,828,212
End of year	$720,894,308	$307,008,786
Accumulated net investment loss at end of year	$(949,706)	$(503,382)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	8,081,165	4,981,438
C-Class	992,734	432,133
P-Class	80,811	110,968	*
Institutional Class	22,327,682	5,820,359
Shares issued from reinvestment of distributions
A-Class	176,965	69,980
C-Class	13,376	3,131
P-Class	2,393	594	*
Institutional Class	341,766	139,945
Shares redeemed
A-Class	(4,296,150)	(961,747)
C-Class	(340,015)	(42,003)
P-Class	(127,607)	(577	)*
Institutional Class	(10,535,961)	(1,575,206)
Net increase in shares	16,717,159	8,979,015

*	Since commencement of operations: May 1, 2015.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.65	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.69	.52
Net gain (loss) on investments (realized and unrealized)	.08	(.16)	(.08)
Total from investment operations	.75	.53	.44
Less distributions from:
Net investment income	(.69)	(.84)	(.47)
Net realized gains	—	(.01)	—
Total distributions	(.69)	(.85)	(.47)
Net asset value, end of period	$24.71	$24.65	$24.97

Total Return[c]	3.16%	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$215,856	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.73%	2.79%	2.67%
Total expenses[d]	0.93%	0.99%	1.14%
Net expenses[e,g]	0.84%	0.87%	0.83%
Portfolio turnover rate	39%	26%	40%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.63	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.48	.49	.38
Net gain (loss) on investments (realized and unrealized)	.10	(.16)	(.09)
Total from investment operations	.58	.33	.29
Less distributions from:
Net investment income	(.51)	(.65)	(.33)
Net realized gains	—	(.01)	—
Total distributions	(.51)	(.66)	(.33)
Net asset value, end of period	$24.70	$24.63	$24.96

Total Return[c]	2.39%	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,802	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.98%	1.96%	1.93%
Total expenses[d]	1.73%	1.76%	2.14%
Net expenses[e,g]	1.58%	1.62%	1.56%
Portfolio turnover rate	39%	26%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.68	.25
Net gain (loss) on investments (realized and unrealized)	.08	(.17)
Total from investment operations	.76	.08
Less distributions from:
Net investment income	(.69)	(.29)
Total distributions	(.69)	(.29)
Net asset value, end of period	$24.72	$24.65

Total Return[c]	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	2.76%	2.39%
Total expenses[d]	0.94%	0.94%
Net expenses[e,g]	0.84%	0.88%
Portfolio turnover rate	39%	26%

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	.09	(.19)	(.08)
Total from investment operations	.82	.59	.49
Less distributions from:
Net investment income	(.75)	(.90)	(.53)
Net realized gains	—	(.01)	—
Total distributions	(.75)	(.91)	(.53)
Net asset value, end of period	$24.71	$24.64	$24.96

Total Return[c]	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.97%	3.14%	2.90%
Total expenses[d]	0.67%	0.73%	0.96%
Net expenses[e,g]	0.58%	0.62%	0.57%
Portfolio turnover rate	39%	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.79%
C-Class	1.55%	1.55%	1.52%
P-Class	0.80%	0.80%	—
Institutional Class	0.55%	0.55%	0.54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MANAGERS’ COMMENTARY(Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; and James E. Pass, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, the Guggenheim Municipal Income Fund returned 5.11%1, compared with the 5.58% return of the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark.

The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. It invests in a diversified portfolio of primarily investment-grade municipal securities whose interest is free from federal income tax*. It employs an investment strategy that seeks to identify opportunities to capture attractive relative value.

The demand for income benefited the prices of many municipal bonds over the year, but weighed on yields. The sector rallied along with most risk assets after the Fed refrained from raising rates in September 2015, and picked up again after the December hike and February bottom in the price of oil.

The municipal curve began steepening in September 2016, along with the Treasury curve, as the market started pricing in a Fed rate hike in December 2016. At the end of the period, relative to Treasurys, munis appeared to be attractively valued at both the long and short end of the curve.

Over the period, sector technicals remained strong. Inflows to mutual funds have been positive for 52 consecutive weeks, aggregating to $58 billion. Some of this activity has come from active international investors, who, despite not being advantaged by tax-exemption, continued to favor U.S. munis over the negative yields of much sovereign debt in their own countries. Year to date supply has neared $334 billion, about six percent higher than a year ago. We expect total 2016 issuance of approximately $420 billion, compared with $400 billion in 2015. Refunding continues to be over half of the issuance.

With upgrades continuing to outnumber downgrades, credit quality in the municipal bond space remains high, even though revenue growth at the state and local levels has moderated.

Revenue bonds—utilities, transportation bonds, and water and sewer systems—outperformed general obligation (GO) bonds for the year, helping the Fund. Two of the Fund’s top 10 holdings at period end were Detroit water system bonds, with two others hospital bonds. Others included education, electric power, transportation, and California GO bonds. All these sectors had returns of from five to seven percent for the year.

From a maturity perspective, long-dated bonds performed best except in the most recent quarter, in which intermediate bonds outperformed. Lower quality issuers have continued to outperform higher quality issuers over the period. The Fund continues to focus on identifying attractive risk-adjusted investment opportunities among A rated bonds, as well as distressed credits that carry municipal bond insurance from certain providers.

*

Income may be subject to the federal Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxed as capital gains. This is not tax advice. Investors should consult with a tax advisor before making any tax-related investment decisions.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	23.6%
AA	10.7%
A	17.8%
BBB	11.7%
BB	5.8%
B	6.6%
CCC	0.9%
NR2	14.8%
Other Instruments	8.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
City of Detroit Michigan Water Supply System Revenue Revenue Bonds	3.6%
Tustin Unified School District General Obligation Unlimited	2.8%
Arizona Health Facilities Authority Revenue Bonds	2.6%
City of Detroit Michigan Sewage Disposal System Revenue Revenue Bonds	2.6%
Regents of the University of California Medical Center Pooled Revenue Revenue Bonds	2.5%
Hudson County Improvement Authority Revenue Bonds	2.4%
Detroit Wayne County Stadium Authority Revenue Bonds	2.4%
Puerto Rico Electric Power Authority Revenue Bonds	1.9%
North Texas Tollway Authority Revenue Bonds	1.8%
State of California General Obligation Unlimited	1.8%
Top Ten Total	24.4%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares§	4.85%	5.74%	2.96%
A-Class Shares with sales charge†	-0.10%	4.72%	2.47%
Bloomberg Barclays Municipal Bond Index	5.58%	4.48%	4.75%
		1 Year	Since Inception (01/13/12)
C-Class Shares		4.06%	3.54%
C-Class Shares with CDSC‡		3.06%	3.54%
Institutional Class Shares		5.11%	4.57%
Bloomberg Barclays Municipal Bond Index		5.58%	3.94%
		1 Year	Since Inception (05/01/15)
P-Class Shares		4.86%	3.45%
Bloomberg Barclays Municipal Bond Index		5.58%	4.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
§

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2016
MUNICIPAL INCOME FUND

	Shares	Value

SHORT-TERM INVESTMENTS† - 6.9%
Dreyfus Tax Exempt Cash Management Institutional Shares 0.55%[1]	4,874,210	$4,874,210
Total Short-Term Investments
(Cost $4,874,210)		4,874,210

	Face Amount

MUNICIPAL BONDS†† - 93.7%
California - 17.1%
State of California General Obligation Unlimited
5.00% due 03/01/26	$1,000,000	1,271,200
5.00% due 06/01/17	880,000	905,036
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/21	1,600,000	1,976,303
Regents of the University of California Medical Center Pooled Revenue Revenue Bonds
1.29% due 05/15/43[2]	2,000,000	1,764,420
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	1,000,000	1,254,320
6.25% due 10/01/40	250,000	313,580
San Diego Unified School District General Obligation Unlimited
due 07/01/39[3]	2,500,000	1,079,050
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
6.85% due 08/01/42[4]	1,000,000	661,300
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	500,000	600,515
Los Angeles Department of Water & Power Revenue Bonds
5.00% due 07/01/43	500,000	591,865
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	555,209
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	300,000	349,581
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	200,000	265,944
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	243,022
Culver Redevelopment Agency Tax Allocation
due 11/01/23[3]	195,000	156,679
Total California		11,988,024

Michigan - 11.7%
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/33	2,530,000	2,541,266
4.75% due 07/01/29	230,000	241,650
5.00% due 07/01/41	200,000	220,006
5.00% due 07/01/34	55,000	55,204
City of Detroit Michigan Sewage Disposal System Revenue Revenue Bonds
1.03% due 07/01/32[2]	2,000,000	1,803,080
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,490,000	1,682,046
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	1,000,000	1,127,340
5.00% due 05/01/30	300,000	340,152
Total Michigan		8,010,744

Texas - 9.1%
North Texas Tollway Authority Revenue Bonds
5.75% due 01/01/18	1,205,000	1,277,312
5.75% due 01/01/18	1,030,000	1,091,810
5.75% due 01/01/40	265,000	279,636
Texas Tech University Revenue Bonds
5.00% due 08/15/32	735,000	858,318
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/35	500,000	608,250
County of Harris Texas Revenue Bonds
1.22% due 08/15/35[2]	500,000	457,430
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[3]	2,000,000	388,980
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	381,701
Clint Independent School District General Obligation Unlimited
5.00% due 08/15/31	300,000	367,110
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	313,265
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	248,538
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	233,976
Total Texas		6,506,326

Illinois - 8.8%
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	1,000,000	1,187,810
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	1,000,000	1,187,690
Southern Illinois University Revenue Bonds
5.00% due 04/01/32	1,000,000	1,056,170

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MUNICIPAL INCOME FUND

	Face Amount	Value

Chicago Transit Authority Revenue Bonds
5.25% due 06/01/26	$740,000	$776,586
City of Chicago Illinois General Obligation Unlimited
4.75% due 01/01/28	500,000	501,585
5.00% due 01/01/23	70,000	73,037
5.00% due 01/01/22	5,000	5,040
Illinois Finance Authority Revenue Bonds
5.50% due 08/01/17	500,000	519,215
Chicago Board of Education General Obligation Unlimited
5.25% due 12/01/26	320,000	298,573
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	250,698
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	246,338
Metropolitan Pier & Exposition Authority Revenue Bonds
due 06/15/45[3]	500,000	154,195
Total Illinois		6,256,937

New York - 8.1%
Erie County Industrial Development Agency Revenue Bonds
5.00% due 05/01/23	1,000,000	1,232,890
New York State Environmental Facilities Corp. Revenue Bonds
4.00% due 03/15/17	995,000	1,009,945
New York State Urban Development Corp. Revenue Bonds
5.00% due 12/15/16	500,000	504,505
5.00% due 03/15/35	250,000	304,625
New York City Transitional Finance Authority Future Tax Secured Revenue Revenue Bonds
5.00% due 11/01/29	500,000	629,650
City of New York New York General Obligation Unlimited
5.00% due 08/01/28	500,000	628,915
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/39	500,000	603,340
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	230,796
5.00% due 08/01/26	200,000	221,568
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	407,463
Total New York		5,773,697

Pennsylvania - 6.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	1,000,000	1,218,440
5.00% due 03/15/31	500,000	613,545
Pennsylvania Turnpike Commission Revenue Bonds
2.11% due 12/01/20[2]	500,000	505,130
1.82% due 12/01/21[2]	500,000	498,230
County of Allegheny Pennsylvania General Obligation Unlimited
1.06% due 11/01/26[2]	1,000,000	963,220
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	500,000	595,965
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	358,182
Total Pennsylvania		4,752,712

Washington - 4.0%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27[5]	500,000	539,215
5.25% due 09/01/32[5]	500,000	532,095
King County Public Hospital District No. 1 General Obligation Ltd.
5.00% due 12/01/37	1,000,000	1,062,140
King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	325,000	410,810
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	224,554
Total Washington		2,768,814

Arizona - 4.0%
Arizona Health Facilities Authority Revenue Bonds
1.24% due 01/01/37[2]	2,000,000	1,847,040
Arizona State University Revenue Bonds
5.00% due 07/01/34	500,000	607,345
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	249,482
Total Arizona		2,703,867

New Jersey - 3.9%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,500,000	1,686,480
New Jersey Turnpike Authority Revenue Bonds
0.92% due 01/01/24[2]	1,000,000	996,490
Total New Jersey		2,682,970

Massachusetts - 3.0%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/41	1,000,000	1,188,760

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MUNICIPAL INCOME FUND

	Face Amount	Value

Commonwealth of Massachusetts General Obligation Unlimited
1.08% due 05/01/37[2]	$1,000,000	$948,250
Total Massachusetts		2,137,010

Ohio - 2.6%
Ohio Air Quality Development Authority Revenue Bonds
4.25% due 08/01/29[2]	1,000,000	1,000,870
University of Cincinnati Revenue Bonds
5.00% due 06/01/36	500,000	600,420
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	237,140
Total Ohio		1,838,430

Puerto Rico - 1.9%
Puerto Rico Electric Power Authority Revenue Bonds
0.95% due 07/01/29[2,5]	1,845,000	1,330,430

Florida - 1.9%
School Board of Miami-Dade County Certificate Of Participation
5.00% due 05/01/27	500,000	616,180
City of Jacksonville Florida Revenue Bonds
5.00% due 10/01/29	300,000	351,549
Miami Beach Redevelopment Agency Tax Allocation
5.00% due 02/01/40	300,000	349,758
Total Florida		1,317,487

Maryland - 1.5%
Maryland State Transportation Authority Revenue Bonds
5.00% due 07/01/35	1,000,000	1,066,870

Louisiana - 1.3%
Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds
5.00% due 10/01/37	620,000	723,583
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 07/01/39	200,000	233,768
Total Louisiana		957,351

District of Columbia - 1.3%
District of Columbia Water & Sewer Authority Revenue Bonds
5.00% due 10/01/45	500,000	598,430
District of Columbia General Obligation Unlimited
5.00% due 06/01/32	275,000	331,862
Total District of Columbia		930,292

Mississippi - 1.2%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	590,410
6.25% due 10/01/26	230,000	273,180
Total Mississippi		863,590

Georgia - 1.1%
City of Atlanta Georgia Water & Wastewater Revenue Revenue Bonds
5.00% due 11/01/40	500,000	598,605
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	245,442
Total Georgia		844,047

Colorado - 1.2%
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	484,774
University of Colorado Revenue Bonds
5.00% due 06/01/37	285,000	333,772
Total Colorado		818,546

Virginia - 0.9%
County of Fairfax Virginia General Obligation Unlimited
5.00% due 10/01/32	300,000	379,020
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/28	250,000	310,970
Total Virginia		689,990

West Virginia - 0.8%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	583,970

Indiana - 0.7%
Greater Clark County School Building Corp. Revenue Bonds
5.25% due 01/15/18	500,000	528,365

South Carolina - 0.5%
Anderson County School District No. 5 General Obligation Unlimited
5.00% due 03/01/27	300,000	383,436

Nevada - 0.4%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	288,096
Total Municipal Bonds
(Cost $63,156,412)		66,022,001

Total Investments - 100.6%
(Cost $68,030,622)		$70,896,211
Other Assets & Liabilities, net - (0.6)%		(394,414)
Total Net Assets - 100.0%		$70,501,797

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
MUNICIPAL INCOME FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2016.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[3]	Zero coupon rate security.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Illiquid security.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$66,022,001	$—	$66,022,001
Short-Term Investments	4,874,210	—	—	4,874,210
Total	$4,874,210	$66,022,001	$—	$70,896,211

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $68,030,622)	$70,896,211
Prepaid expenses	24,656
Receivables:
Fund shares sold	303,260
Interest	689,432
Total assets	71,913,559

Liabilities:
Overdraft due to custodian bank	2
Payable for:
Securities purchased	1,227,450
Fund shares redeemed	66,086
Dividends distributed	33,893
Transfer agent/maintenance fees	19,996
Distribution and service fees	12,636
Fund accounting/administration fees	5,471
Management fees	4,315
Trustees’ fees*	2,441
Miscellaneous	39,472
Total liabilities	1,411,762
Net assets	$70,501,797

Net assets consist of:
Paid in capital	$95,131,053
Undistributed net investment loss	(1)
Accumulated net realized loss on investments	(27,494,844)
Net unrealized appreciation on investments	2,865,589
Net assets	$70,501,797

A-Class:
Net assets	$41,282,819
Capital shares outstanding	3,209,128
Net asset value per share	$12.86
Maximum offering price per share (Net asset value divided by 96.00%)	$13.40

C-Class:
Net assets	$5,008,462
Capital shares outstanding	389,585
Net asset value per share	$12.86

P-Class:
Net assets	$84,305
Capital shares outstanding	6,555
Net asset value per share	$12.86

Institutional Class:
Net assets	$24,126,211
Capital shares outstanding	1,875,018
Net asset value per share	$12.87

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Interest	$1,905,235
Total investment income	1,905,235

Expenses:
Management fees	333,758
Transfer agent/maintenance fees:
A-Class	79,602
C-Class	6,011
P-Class	90
Institutional Class	12,230
Distribution and service fees:
A-Class	122,257
C-Class	43,188
P-Class	101
Fund accounting/administration fees	63,413
Registration fees	60,305
Line of credit fees	8,956
Trustees’ fees*	4,098
Custodian fees	45
Miscellaneous	35,780
Total expenses	769,834
Less:
Expenses waived by Adviser	(229,485)
Net expenses	540,349
Net investment income	1,364,886

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	647,792
Net realized gain	647,792
Net change in unrealized appreciation (depreciation) on:
Investments	1,067,522
Net change in unrealized appreciation (depreciation)	1,067,522
Net realized and unrealized gain	1,715,314
Net increase in net assets resulting from operations	$3,080,200

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,364,886	$1,376,249
Net realized gain on investments	647,792	266,390
Net change in unrealized appreciation (depreciation) on investments	1,067,522	(419,085)
Net increase in net assets resulting from operations	3,080,200	1,223,554

Distributions to shareholders from:
Net investment income
A-Class	(1,005,003)	(1,146,185)
C-Class	(54,384)	(30,351)
P-Class	(803)	(100)*
Institutional Class	(304,697)	(199,613)
Total distributions to shareholders	(1,364,887)	(1,376,249)

Capital share transactions:
Proceeds from sale of shares
A-Class	19,465,560	21,002,499
C-Class	5,088,386	2,084,724
P-Class	79,344	10,000 *
Institutional Class	18,451,425	4,945,093
Distributions reinvested
A-Class	617,221	704,334
C-Class	38,398	21,242
P-Class	803	100 *
Institutional Class	207,229	116,901
Cost of shares redeemed
A-Class	(29,246,762)	(16,588,738)
C-Class	(2,681,765)	(700,489)
P-Class	(6,443)	— *
Institutional Class	(3,358,813)	(2,933,434)
Net increase from capital share transactions	8,654,583	8,662,232
Net increase in net assets	10,369,896	8,509,537

Net assets:
Beginning of year	60,131,901	51,622,364
End of year	$70,501,797	$60,131,901
Accumulated net investment loss/Undistributed net investment income at end of year	$(1)	$—

Capital share activity:
Shares sold
A-Class	1,533,459	1,657,982
C-Class	399,596	165,051
P-Class	6,189	791 *
Institutional Class	1,437,935	391,788
Shares issued from reinvestment of distributions
A-Class	48,393	55,887
C-Class	3,006	1,686
P-Class	63	8 *
Institutional Class	16,176	9,270
Shares redeemed
A-Class	(2,292,204)	(1,319,843)
C-Class	(210,501)	(55,776)
P-Class	(496)	— *
Institutional Class	(262,663)	(233,057)
Net increase in shares	678,953	673,787

*	Since commencement of operations: May 1, 2015.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class†	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$12.52	$12.51	$11.59	$12.59	$11.82	$11.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.29	.36	.38	.26	.64
Distributions to preferred shareholders from:
Net investment income	—	—	—	—	(.01)	(.10)
Net gain (loss) on investments (realized and unrealized)	.34	.01	.92	(1.00)	.78	.54
Total from investment operations	.60	.30	1.28	(.62)	1.03	1.08
Less distributions from:
Net investment income	(.26)	(.29)	(.36)	(.38)	(.26)	(.80)
Total distributions	(.26)	(.29)	(.36)	(.38)	(.26)	(.80)
Net asset value, end of period	$12.86	$12.52	$12.51	$11.59	$12.59	$11.82

Total Return[f]	4.85%	2.39%	11.20%	(5.09%)	8.91%	9.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,283	$49,086	$44,090	$50,463	$77,609	$182,150
Ratios to average net assets:
Net investment income (loss)	2.06%	2.28%	3.00%	3.04%	2.78%	4.60%
Total expenses	1.18%	1.17%	1.29%	1.14%	1.15%	2.09%
Net expenses[c,g]	0.81%	0.81%	0.83%	0.82%	0.87%	2.09%
Portfolio turnover rate	61%	80%	173%	91%	121%	104%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[d]
Per Share Data
Net asset value, beginning of period	$12.52	$12.50	$11.59	$12.58	$11.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.19	.27	.28	.20
Net gain (loss) on investments (realized and unrealized)	.35	.02	.91	(.98)	.62
Total from investment operations	.51	.21	1.18	(.70)	.82
Less distributions from:
Net investment income	(.17)	(.19)	(.27)	(.29)	(.22)
Total distributions	(.17)	(.19)	(.27)	(.29)	(.22)
Net asset value, end of period	$12.86	$12.52	$12.50	$11.59	$12.58

Total Return[f]	4.06%	1.71%	10.28%	(5.70%)	7.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,008	$2,472	$1,082	$1,495	$1,176
Ratios to average net assets:
Net investment income (loss)	1.26%	1.54%	2.24%	2.30%	2.36%
Total expenses	1.89%	1.87%	2.08%	1.93%	1.94%
Net expenses[c,g]	1.56%	1.56%	1.58%	1.57%	1.55%
Portfolio turnover rate	61%	80%	173%	91%	121%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.13
Net gain (loss) on investments (realized and unrealized)	.34	(.12)
Total from investment operations	.60	.01
Less distributions from:
Net investment income	(.26)	(.13)
Total distributions	(.26)	(.13)
Net asset value, end of period	$12.86	$12.52

Total Return[f]	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.00%	2.46%
Total expenses	1.21%	3.17%
Net expenses[c,g]	0.79%	0.81%
Portfolio turnover rate	61%	80%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[d]
Per Share Data
Net asset value, beginning of period	$12.53	$12.51	$11.60	$12.59	$11.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.32	.39	.40	.29
Net gain (loss) on investments (realized and unrealized)	.34	.02	.91	(.98)	.62
Total from investment operations	.63	.34	1.30	(.58)	.91
Less distributions from:
Net investment income	(.29)	(.32)	(.39)	(.41)	(.30)
Total distributions	(.29)	(.32)	(.39)	(.41)	(.30)
Net asset value, end of period	$12.87	$12.53	$12.51	$11.60	$12.59

Total Return[f]	5.11%	2.73%	11.38%	(4.76%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,126	$8,564	$6,451	$6,343	$1,051
Ratios to average net assets:
Net investment income (loss)	2.24%	2.53%	3.23%	3.35%	3.37%
Total expenses	0.84%	0.89%	0.97%	0.93%	0.86%
Net expenses[c,g]	0.56%	0.56%	0.58%	0.57%	0.55%
Portfolio turnover rate	61%	80%	173%	91%	121%

†

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class financial highlights for the periods prior to that date reflect performance of TYW.

[a]	Prior to January 13, 2012, the Fund’s fiscal year end was December 31. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Since commencement of operations: January 13, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.54%
P-Class	0.78%	0.81%	—
Institutional Class	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 2.25% for the Limited Duration Fund and 4.00% for the remaining Funds. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective August 8, 2015 for the funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class, P-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the Diversified Income Fund, High Yield Fund, Investment Grade Bond Fund, Limited Duration Fund, and Municipal Income Fund (the “Funds”), each a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Funds.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Investments for which market quotations are not readily available are fair- valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2016.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more

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or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. The Funds declare dividends from investment income daily, except the Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

K. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

L. The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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M. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Investment Grade Bond Fund	Duration, Hedge	145
Limited Duration Fund	Duration, Hedge	264

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Funds’ use and activity of options written for the year ended September 30, 2016:

Fund	Use
Investment Grade Bond Fund	Duration, Hedge
Limited Duration Fund	Duration, Hedge

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NOTES TO FINANCIAL STATEMENTS (continued)

	Limited Duration Fund		Investment Grade Bond Fund
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Balance at September 30, 2015	1,056	$28,511	581	$15,663
Options Written	—	—	—	—
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(1,056)	(28,511)	(581)	(15,663)
Options exercised	—	—	—	—
Balance at September 30, 2016	—	$—	—	$—

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Diversified Income Fund	Hedge	$—	$239,225

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$13,948,694	$347,220

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2016:

Asset Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
High Yield Fund	$100,664	$100,664

Liability Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
High Yield Fund	$17,024	$17,024

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on on forward foreign currency exchange contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Diversified Income Fund	$(34,759)	$—	$—	$—	$(34,759)
High Yield Fund	—	—	—	659,439	659,439
Investment Grade Bond Fund	(49,847)	15,664	(57,363)	5	(91,541)
Limited Duration Fund	—	28,511	(104,173)	—	(75,662)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
High Yield Fund	$—	$—	$—	$104,576	$104,576
Investment Grade Bond Fund	—	7,577	(42,971)	—	(35,394)
Limited Duration Fund	—	13,729	(78,144)	—	(64,415)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.50%
Limited Duration Fund	0.45%
Municipal Income Fund	0.50%

RFS was paid the following for providing transfer agent services to the Funds. Transfer agent fees were assessed to the applicable class of each Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Funds during the first twelve months of operations.

RFS also acted as the administrative agent for the Funds. As such it performed administrative, bookkeeping, accounting and pricing functions for each Fund. For these services, RFS received the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
Diversified Income Fund	0.095%
High Yield Fund	0.095%
Investment Grade Bond Fund	0.095%
Limited Duration Fund	0.095%
Municipal Income Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

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GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund — A-Class**	1.30%	01/29/16	02/01/17
Diversified Income Fund — C-Class**	2.05%	01/29/16	02/01/17
Diversified Income Fund — P-Class**	1.30%	01/29/16	02/01/17
Diversified Income Fund — Institutional Class**	1.05%	01/29/16	02/01/17
High Yield Fund — A-Class	1.16%	11/30/12	02/01/17
High Yield Fund — C-Class	1.91%	11/30/12	02/01/17
High Yield Fund — P-Class*	1.16%	05/01/15	02/01/17
High Yield Fund — Institutional Class	0.91%	11/30/12	02/01/17
Investment Grade Bond Fund — A-Class	1.00%	11/30/12	02/01/17
Investment Grade Bond Fund — C-Class	1.75%	11/30/12	02/01/17
Investment Grade Bond Fund — P-Class*	1.00%	05/01/15	02/01/17
Investment Grade Bond Fund — Institutional Class	0.75%	11/30/12	02/01/17
Limited Duration Fund — A-Class	0.80%	12/01/13	02/01/17
Limited Duration Fund — C-Class	1.55%	12/01/13	02/01/17
Limited Duration Fund — P-Class*	0.80%	05/01/15	02/01/17
Limited Duration Fund — Institutional Class	0.55%	12/01/13	02/01/17
Municipal Income Fund — A-Class	0.80%	11/30/12	02/01/17
Municipal Income Fund — C-Class	1.55%	11/30/12	02/01/17
Municipal Income Fund — P-Class*	0.80%	05/01/15	02/01/17
Municipal Income Fund — Institutional Class	0.55%	11/30/12	02/01/17

*	Since the commencement of operations: May 1, 2015
**	Since the commencement of operations: January 29, 2016

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GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Fund Total
Diversified Income Fund
A-Class	$—	$—	$1,574	$1,574
C-Class	—	—	1,435	1,435
P-Class	—	—	1,339	1,339
Institutional Class	—	—	61,811	61,811
High Yield Fund
A-Class	$58,145	$54,498	$12,450	$125,093
C-Class	10,598	9,486	4,537	24,621
P-Class	—	—	—	—
Institutional Class	0	—	11,528	11,528
Investment Grade Bond Fund
A-Class	$128,797	$109,791	$73,385	$311,973
C-Class	35,654	40,125	35,023	110,802
P-Class	—	49	—	49
Institutional Class	26	7,323	—	7,349
Limited Duration Fund
A-Class	$10,320	$66,925	$171,814	$249,059
C-Class	1,619	5,382	31,279	38,280
P-Class	—	338	1,840	2,178
Institutional Class	130,285	107,741	287,680	525,706
Municipal Income Fund
A-Class	$211,139	$181,845	$178,718	$571,702
C-Class	4,679	6,114	13,957	24,750
P-Class	—	96	169	265
Institutional Class	26,455	26,091	36,640	89,186

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2016, the Diversified Income Fund and Limited Duration Fund waived $18,122 and $8,742, respectively, related to investments in affiliated funds.

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

At September 30, 2016, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Diversified Income Fund	99%
Investment Grade Bond Fund	38%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2016, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2016	Average Balance Outstanding	Average Interest Rate
High Yield Fund	366	$34,559,482	$17,553,975	0.76%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

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NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Reverse repurchase agreements	$34,559,482	$—	$34,559,482	$34,559,482	$—	$—

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	31-90 days	Total
High Yield Fund
Corporate Bonds	$13,401,581	$20,425,901	$732,000	$34,559,482
Gross amount of recognized liabilities for reverse repurchase agreements				$34,559,482

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended September 30, 2016, the following capital loss carryforward amounts were used or expired:

Fund	Amount
Investment Grade Bond Fund	$7,628,175
Limited Duration Fund	312,536
Municipal Income Fund	432,631

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Diversified Income Fund	$144,751	$—	$—	$144,751
High Yield Fund	14,497,940	—	—	14,497,940
Investment Grade Bond Fund	7,061,491	—	—	7,061,491
Limited Duration Fund	15,525,625	—	—	15,525,625
Municipal Income Fund	134,138	1,230,749	—	1,364,887

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
High Yield Fund	$10,220,862	$—	$2,170,457	$12,391,319
Investment Grade Bond Fund	5,831,739	—	—	5,831,739
Limited Duration Fund	5,627,742	—	—	5,627,742
Municipal Income Fund	128,018	1,248,231	—	1,376,249

Diversified Income Fund commenced operations on January 29, 2016.

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
Diversified Income Fund	$66,533	$—	$—	$361,929	$—	$—
High Yield Fund	1,048,574	—	—	2,093,068	(5,137,575)	(1,326,327)
Investment Grade Bond Fund	508,297	—	—	873,715	(21,226,085)	(575,727)
Limited Duration Fund	1,679,788	—	—	2,566,062	(14,848)	(1,486,568)
Municipal Income Fund	—	109,402	—	2,865,589	(27,494,844)	(109,403)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of September 30, 2016, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2016	Expires in 2017	Expires in 2018	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Diversified Income Fund	$—	$—	$—	$—	$—	$—
High Yield Fund	—	—	—	—	(5,137,575)	(5,137,575)
Investment Grade Bond Fund	—	(17,929,397)	(1,528,707)	—	(1,767,981)	(21,226,085)
Limited Duration Fund	—	—	—	—	(14,848)	(14,848)
Guugenheim Municipal Income Fund	—	(27,494,844)	—	—	—	(27,494,844)

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of foreign currency reclasses, income accruals on certain investments, bond premium/discount amortization adjustments, non-deductible organization costs, income recharacterization from investments and paydown reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Diversified Income Fund	$(364)	$(1,615)	$1,979
High Yield Fund	1	343,852	(343,853)
Investment Grade Bond Fund	(7,628,177)	14,007	7,614,170
Limited Duration Fund	—	28,295	(28,295)
Municipal Income Fund	—	—	—

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Diversified Income Fund	$5,195,113	$362,904	$(975)	$361,929
High Yield Fund	298,531,724	10,573,614	(9,061,767)	1,511,847
Investment Grade Bond Fund	281,832,998	6,532,894	(5,659,179)	873,715
Limited Duration Fund	701,673,648	6,508,308	(3,942,246)	2,566,062
Municipal Income Fund	68,030,622	3,069,098	(203,509)	2,865,589

7. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$9,388,153	$4,351,034
High Yield Fund	244,672,731	127,045,939
Investment Grade Bond Fund	209,749,417	111,672,734
Limited Duration Fund	551,736,786	188,021,983
Municipal Income Fund	43,347,513	36,909,255

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$76,542,357	$77,358,248

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
High Yield Fund	$10,726,283	$4,223,335	$68,785
Investment Grade Bond Fund	1,303,311	380,359	9,388
Limited Duration Fund	3,619,553	2,226,125	33,258

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 09/30/15	Additions	Reductions	Value 09/30/16	Shares 09/30/16	Investment Income	Realized Gain (Loss)
Diversified Income Fund
Guggenheim Floating Rate Strategies Fund - Institutional Class	$—	$1,590,045	$(467,963)	$1,155,330	44,539	$25,573	$4,805
Guggenheim High Yield Fund - Insitutional Class	—	1,766,984	(707,806)	1,189,250	130,687	61,582	26,969
Guggenheim Limited Duration Fund - Institutional Class	—	912,884	(533,642)	382,050	15,461	7,920	(1,738)
Guggenheim World Equity Income Fund - Institutional Class	—	358,531	(58,294)	327,003	24,312	8,531	3,072
Guggenheim Risk Managed Real Estate Fund - Institutional Class	—	241,804	(2,469)	262,695	9,006	2,508	(17)
Guggenheim Investment Grade Bond Fund - Institutional Class	—	2,138,351	(1,065,686)	1,106,383	59,708	21,802	27,198
Guggenheim Total Return Bond Fund - Institutional Class	—	1,099,843	(1,102,285)	—	—	405	2,443
Guggenheim S&P High Income Infrastructure ETF	—	499,951	(63,423)	565,983	21,275	22,342	10,664
	$—	$8,608,393	$(4,001,568)	$4,988,694		$150,663	$73,396

Investment Grade Bond Fund
Guggenheim Strategy Fund I	$3,514,410	$7,217	$(3,518,799)	$—	—	$7,217	$(4,449)

Limited Duration Fund
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	$—	$4,001,294	$(3,983,508)	$—	—	$15,126	$(17,786)
Guggenheim Floating Rate Strategies Fund - Institutional Class	—	6,036,820	(4,800,000)	1,283,886	49,494	36,591	23,149
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	—	8,012,989	(7,998,212)	—	—	32,293	(14,776)
Guggenheim Strategy Fund I	7,269,053	14,415,795	(9,679,019)	12,071,811	483,066	165,033	(6,298)
Guggenheim Strategy Fund II	—	5,026,072	—	5,047,051	202,368	25,525	—
	$7,269,053	$37,492,970	$(26,460,739)	$18,402,748		$274,568	$(15,711)

9. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2016. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2016 were as follows:

Borrower	Maturity Date	Face Amount	Value
High Yield Fund
Acosta, Inc.	09/26/19	$1,000,000	$79,501
Acrisure LLC	05/19/22	260,085	3,769
Advantage Sales & Marketing LLC	07/25/19	1,017,500	73,774
Arch Coal, Inc.	01/31/17	44,825	—
BBB Industries, LLC	11/04/19	1,000,000	85,774
Deltek, Inc.	06/25/20	800,000	74,358
Epicor Software	06/01/20	1,000,000	91,228
Eyemart Express	12/18/19	600,000	46,790
Hillman Group, Inc.	06/30/19	1,000,000	59,956
Learning Care Group (US), Inc.	05/05/19	500,000	40,096
National Technical Systems	06/12/21	250,000	24,461
Packaging Coordinators Midco, Inc.	07/01/21	1,500,000	178,146
Phillips-Medsize Corp.	06/14/19	1,100,000	69,289
Pro Mach Group, Inc.	10/22/19	900,000	66,320
PT Intermediate Holdings III, LLC	06/23/22	250,000	24,865
Signode Industrial Group US, Inc.	05/01/19	1,800,000	115,863
Solera LLC	03/03/21	458,333	57,019
Wencor Group	06/19/19	789,231	50,215
		$14,269,974	$1,141,424

10. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Limited Duration Fund	Jefferies & Company, Inc.			Neuberger Berman CLO Ltd.
	1.02% - 3.62%			0.00%
	Due 10/04/16 -11/01/16	$17,334,000	$17,380,932	01/23/24 - 07/15/27*	$14,875,913	$9,240,501
				American Money Management CLO Ltd.
				0.00%
				04/14/27*	4,940,000	5,046,704
				Cathedral Lake CLO Ltd.
				0.00%
				07/15/27*	5,817,500	4,014,017
				Whitehorse Ltd.
				0.00%
				02/03/25	11,732,500	2,933,008
				JFIN CLO Ltd.
				0.00%
				10/19/26*	3,737,500	2,541,986
				City pf Plainfield NJ
				1.50%
				08/30/17	2,400,000	2,416,023
				Cedar Funding CLO Ltd.
				0.00%
				07/17/28*	476,125	394,998
					43,979,538	26,587,237

	Morgan Stanley			Atlas Senior Loan Fund Ltd.
	1.15%			0.00%
	Due 10/24/16 - 10/26/16	6,506,250	6,512,605	01/30/24	5,625,000	2,963,813
				Anchorage Capital CLO Ltd.
				0.00%
				10/15/26*	7,500,000	4,500,000
					13,125,000	7,463,813

*	Residual interest.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

12. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	03/12/15	$139,296	$26,060
	EIG Investors Corp.
	10.88% due 02/01/24	05/16/16	1,286,539	1,204,584
			1,425,835	1,230,644
Investment Grade Bond Fund	Aurora Military Housing LLC
	6.89% due 01/15/47	12/02/15	834,717	936,111
	Northern Group Housing LLC
	6.80% due 08/15/53	07/25/13	600,000	790,146
	Turbine Engines Securitization Ltd.
	5.13% due 12/13/48	11/27/13	755,275	755,322
	Woodbourne Capital Trust I
	0.0002	01/20/06	954,589	570,532
	Woodbourne Capital Trust II
	0.0003	01/20/06	954,589	570,532
	Woodbourne Capital Trust III
	0.0003	01/20/06	954,589	570,532
	Woodbourne Capital Trust IV
	0.0002	01/20/06	954,589	570,532
	GMAC Commercial Mortgage Asset Corp.
	6.24% due 10/10/41	04/03/14	448,422	537,698
	Capmark Military Housing Trust
	6.06% due 10/10/52	04/23/15	473,935	477,262
	Pacific Northwest Communities LLC
	5.91% due 06/15/50	05/22/14	400,000	468,652
	Atlantic Marine Corporations Communities LLC
	5.43% due 12/01/50	07/25/14	367,995	403,883
	ACC Group Housing LLC
	6.35% due 07/15/54	06/03/14	300,000	364,328
	Capmark Military Housing Trust
	5.75% due 02/10/52	09/18/14	333,217	349,675
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	200,000	170,000
	Copper River CLO Ltd.
	0.00% due 01/20/21	05/09/14	819,000	155,601
	TIG Holdings, Inc.
	8.60% due 01/15/27	06/29/05	29,222	27,625
			9,380,136	7,718,431
Limited Duration Fund	RFTI Issuer Ltd.
	2.27% due 08/15/30	10/14/15	3,984,429	3,992,052
	Copper River CLO Ltd.
	0.00% due 01/20/21	05/09/14	585,000	111,143
	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	01/08/14	375,036	46,908
			4,944,465	4,150,103

13. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and off set in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$100,664	$—	$100,664	$17,024	$—	$83,640

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$17,024	$—	$17,024	$17,024	$—	$—

14. P-Class Shares

Effective May 1, 2015, the Funds started to offer P-Class shares.

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which GFD has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.

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NOTES TO FINANCIAL STATEMENTS (concluded)

15. Legal Proceedings

Motors Liquidation Company

On or about June of 2015, the Guggenheim High Yield Fund was served and became a party to the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504(MG) (Bankr. S.D.N.Y.), brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006 (the “Term Loan”), between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including the Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The Term Loan lenders received a full repayment of the Term Loan pursuant to a June 1, 2009 court order issued in connection with the General Motors chapter 11 bankruptcy filing. The plaintiff is seeking a court order that the lenders return at least a portion of the proceeds received in 2009 based on the contention that certain UCC financing statements securing the indebtedness due under the Term Loan were terminated (thus releasing collateral secured by the UCC financing statement), rendering the Term Loan under-secured or completely unsecured. As a result, the lawsuit alleges that the Term Loan lenders were unsecured creditors at the time General Motors filed for bankruptcy, and should not have been paid as though they were fully secured creditors.

After being served, the Guggenheim High Yield Fund filed a motion to dismiss the lawsuit on November 19, 2015. On June 30, 2016, the Bankruptcy Court denied the motion to dismiss, holding that the orders extending the time to serve defendants were valid. On July 14, 2016, the Guggenheim High Yield Fund filed a motion for leave to file an interlocutory appeal of the Bankruptcy Court’s decision, a decision on that motion is still outstanding.

On December 18, 2015, the Guggenheim High Yield Fund filed cross-claims against co-defendant JPMorgan related to JPMorgan’s actions as administrative agent in connection with the Term Loan and the termination of the UCC financing statements. The Guggenheim High Yield Fund and JPMorgan are exchanging discovery on the cross-claims.

On June 15, 2016, the Guggenheim High Yield Fund and the Motors Trust filed preliminary briefs addressing legal issues relevant to valuing the Term Loan’s remaining collateral and the Term Loan lenders’ remaining security in the Term Loan. The parties are currently engaged in discovery relating to the valuation of this collateral. Pursuant to the current case management order, preliminary discovery on this issue is to be completed on January 13, 2017, with a trial on certain representative assets to begin shortly thereafter.

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund and the Fund intends to vigorously defend the matter. If the plaintiff is successful, it is reasonably possible that the Guggenheim High Yield Fund will be required to make payments in some amount (but not likely to exceed approximately $1,000,000), although the Fund may recover some or all of this amount from its cross-claims against codefendant JPMorgan. At this stage of the proceedings, the Guggenheim High Yield Fund is unable to make a reliable prediction as to the outcome of this lawsuit or the effect, if any, on the Fund’s net asset value.

16. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Approval to add an advisory fee breakpoint (“breakpoint”) to the fixed income mutual funds. Effective on or about February 1, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to each of the following Funds’ advisory fees:

Floating Rate Strategies Fund
Investment Grade Bond Fund
Macro Opportunities Fund
Total Return Bond Fund

The introduction of advisory fee breakpoints will not result in any decrease in the nature, quality and extent of services provided to the Funds under the advisory agreements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund, Guggenheim Diversified Income Fund, and Guggenheim Municipal Income Fund (five of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2016, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (five of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Trust’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Diversified Income Fund	38.58%
High Yield Fund	1.35%
Investment Grade Bond Fund	0.10%
Limited Duration Fund	0.03%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Diversified Income Fund	38.90%
High Yield Fund	1.60%
Investment Grade Bond Fund	0.20%
Limited Duration Fund	0.03%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

Fund	Qualified Interest	Qualified Short-term
High Yield Fund	84.60%	0.00%
Investment Grade Bond Fund	56.57%	0.00%
Limited Duration Fund	64.53%	0.00%
Municipal Income Fund	0.00%	100.00%

Municipal Income Fund designates $1,230,749 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment

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advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

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In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year

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performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016 ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund

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OTHER INFORMATION (Unaudited)(continued)

is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

OTHER INFORMATION (Unaudited)(continued)

and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub- Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub- Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota Healthcare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2016

Guggenheim Funds Annual Report

Fundamental Alpha
Guggenheim Mid Cap Value Fund

GuggenheimInvestments.com	MCV-ANN-0916-x0917

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
OTHER INFORMATION	32
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	46
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	53

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year. A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report.

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.50%	8.42%	$ 1,000.00	$ 1,084.20	$ 7.84
C-Class	2.29%	8.01%	1,000.00	1,080.10	11.94
P-Class	1.32%	8.52%	1,000.00	1,085.20	6.90

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.50%	5.00%	$ 1,000.00	$ 1,017.55	$ 7.59
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, the Guggenheim Mid Cap Value Fund returned 15.51%1, compared with the 17.68% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest negative impact was in the Materials sector, the best-performing sector in the Index, and in the Real Estate sector. The largest positive impact on return was in the Industrials sector, followed by Financials.

Among the top individual contributors on an absolute basis were Finisar, a provider of optical subsystems and components that advanced on strong sales among telecom clients, and Sonoco Products Co., a manufacturer of industrial and consumer packaging products. Another strong performer for the period was Industrials name DigitalGlobe, which benefitted from stronger-than-expected commercial as well as government business. Contributing to overall performance were the strategy’s asset-sensitive bank holdings, which performed particularly well late in the period in anticipation of a hike in short term interest rates.

The leading individual detractors from the Fund’s return on an absolute basis included Bunge Ltd., an agribusiness and food company not held in the Index, and Corrections Corporation of America, a Real Estate holding. Corrections Corporation was affected by increasing concern about the potential loss of federal funding, while Bunge faced price and margin volatility in its South American agribusiness exposure due to weather effects and a dollar that was weak through much of the period. Another underperformer was Consumer Discretionary name Essendant, Inc., which reported poor earnings late in the period.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2016

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Health Care. Both stances detracted from return for the period. The other large underweight was in Financials, which contributed to return for the year.

The Fund has been underweight Financials for some time, as well as the REITs (Real Estate Investment Trust) industry, which was extracted from Financials to form a separate sector in September 2016 and continues to be fairly valued in our view. Toward the end of the period, the Fund trimmed its underweight in Financials by adding several banking names.

Relative underperformance in the overweighted Health Care sector was driven by fears of price controls, brought about by election year politics, severely pressuring biotechnology, device, and products stocks. Early in the period, leading hospital chains fell, citing poor admission trends and higher-than-expected labor costs, which served to punish all of the health-care-service names, especially those that are smaller or have more debt.

Portfolio and Market Outlook

During the quarter, investors began to gain confidence that commodity prices have seen a bottom, which suggested an end to the business pressure not only in energy but in several industrial and financial industries. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, with the fear of a commodity-driven recession having ebbed, the fuel for a relief rally was present. With the economic environment proving to be steady but subdued, and a Fed that is acting with utmost caution, the markets appear fated to behave in a choppy manner while trading in a relatively narrow range.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Zions Bancorporation	2.3%
DigitalGlobe, Inc.	2.3%
Alleghany Corp.	1.9%
Popular, Inc.	1.8%
Sonoco Products Co.	1.7%
WestRock Co.	1.6%
OGE Energy Corp.	1.5%
FLIR Systems, Inc.	1.5%
KeyCorp	1.5%
Wintrust Financial Corp.	1.5%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	10 Year
A-Class Shares	15.51%	12.69%	7.00%
A-Class Shares with sales charge†	10.02%	11.60%	6.37%
C-Class Shares	14.64%	11.87%	6.21%
C-Class Shares with CDSC‡	13.71%	11.87%	6.21%
Russell 2500 Value Index	17.68%	16.29%	6.92%
		1 Year	Since Inception (05/01/15)
P-Class Shares		15.61%	3.44%
Russell 2500 Value Index		17.68%	4.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class and P-Class will vary due to difference in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2016
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 100.1%

Financial - 32.2%
Zions Bancorporation	372,431	$11,552,810
Alleghany Corp.*	18,760	9,849,375
Popular, Inc.	238,806	9,127,166
KeyCorp	632,734	7,700,372
Wintrust Financial Corp.	136,985	7,612,256
Sun Communities, Inc.	86,645	6,799,900
Fulton Financial Corp.	456,532	6,628,845
Trustmark Corp.	234,931	6,474,698
Assured Guaranty Ltd.	230,060	6,384,165
Endurance Specialty Holdings Ltd.	97,234	6,363,965
Huntington Bancshares, Inc.	619,217	6,105,480
E*TRADE Financial Corp.*	196,266	5,715,266
CubeSmart	201,623	5,496,243
Alexandria Real Estate Equities, Inc.	47,538	5,170,709
Parkway Properties, Inc.	294,149	5,003,474
EastGroup Properties, Inc.	65,008	4,781,989
Hanover Insurance Group, Inc.	62,743	4,732,077
EPR Properties	54,969	4,328,259
Radian Group, Inc.	317,168	4,297,626
Prosperity Bancshares, Inc.	76,194	4,182,289
Equity Commonwealth*	137,452	4,153,799
Lexington Realty Trust	330,030	3,399,309
First Industrial Realty Trust, Inc.	115,802	3,267,932
DCT Industrial Trust, Inc.	62,198	3,019,713
Unum Group	83,906	2,962,721
PacWest Bancorp	64,607	2,772,286
Monogram Residential Trust, Inc.	252,517	2,686,780
Camden Property Trust	30,148	2,524,594
Genworth Financial, Inc. — Class A*	351,751	1,744,685
Apartment Investment & Management Co. — Class A	32,403	1,487,622
Farmer Mac — Class C	36,917	1,458,222
Hancock Holding Co.	42,383	1,374,481
IBERIABANK Corp.	20,179	1,354,414
Umpqua Holdings Corp.	85,868	1,292,313
First Merchants Corp.	48,190	1,289,083
Corrections Corporation of America	82,972	1,150,822
Total Financial		164,245,740

Industrial - 16.2%
Sonoco Products Co.	165,664	8,752,028
WestRock Co.	164,241	7,962,404
FLIR Systems, Inc.	245,813	7,723,444
Oshkosh Corp.	119,397	6,686,232
Gentex Corp.	360,230	6,325,639
Corning, Inc.	261,760	6,190,624
Owens-Illinois, Inc.*	284,313	5,228,516
Huntington Ingalls Industries, Inc.	23,219	3,562,259
Werner Enterprises, Inc.	145,448	3,384,575
Scorpio Tankers, Inc.	668,711	3,096,132
Kirby Corp.*	45,098	2,803,292
Harris Corp.	30,338	2,779,264
Crane Co.	42,679	2,689,204
Ryder System, Inc.	39,829	2,626,723
Spirit AeroSystems Holdings, Inc. — Class A*	58,742	2,616,369
Owens Corning	47,516	2,536,879
Orbital ATK, Inc.	33,195	2,530,455
ITT, Inc.	68,205	2,444,467
Summit Materials, Inc. — Class A*	125,055	2,319,770
Total Industrial		82,258,276

Consumer, Non-cyclical - 14.4%
Bunge Ltd.	113,991	6,751,687
Emergent BioSolutions, Inc.*	209,654	6,610,391
Navigant Consulting, Inc.*	289,578	5,855,266
Quest Diagnostics, Inc.	68,021	5,756,617

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MID CAP VALUE FUND

	Shares	Value

ICF International, Inc.*	123,808	$5,487,171
Sanderson Farms, Inc.	54,652	5,264,627
HealthSouth Corp.	111,036	4,504,731
United Rentals, Inc.*	51,487	4,041,215
Premier, Inc. — Class A*	124,090	4,013,071
Surgical Care Affiliates, Inc.*	79,659	3,884,172
Patterson Companies, Inc.	83,799	3,849,726
MEDNAX, Inc.*	57,961	3,839,916
FTI Consulting, Inc.*	71,943	3,205,780
Ingredion, Inc.	17,827	2,372,061
Molina Healthcare, Inc.*	40,095	2,338,340
Universal Corp.	32,998	1,921,144
John B Sanfilippo & Son, Inc.	27,488	1,410,959
Darling Ingredients, Inc.*	84,767	1,145,202
Community Health Systems, Inc.*	81,577	941,399
Total Consumer, Non-cyclical		73,193,475

Utilities - 9.1%
OGE Energy Corp.	245,725	7,769,824
Black Hills Corp.	105,216	6,441,323
Ameren Corp.	120,583	5,930,272
Portland General Electric Co.	131,042	5,581,079
Avista Corp.	127,109	5,311,885
Pinnacle West Capital Corp.	62,742	4,767,765
UGI Corp.	92,499	4,184,654
Calpine Corp.*	278,143	3,515,728
ONE Gas, Inc.	24,103	1,490,530
AES Corp.	104,029	1,336,773
Total Utilities		46,329,833

Consumer, Cyclical - 7.4%
DR Horton, Inc.	201,457	6,084,001
J.C. Penney Company, Inc.*	651,631	6,008,038
PVH Corp.	51,520	5,692,960
UniFirst Corp.	39,320	5,184,735
Essendant, Inc.	190,475	3,908,547
Caleres, Inc.	116,750	2,952,608
CalAtlantic Group, Inc.	84,934	2,840,193
Goodyear Tire & Rubber Co.	44,751	1,445,457
La-Z-Boy, Inc.	57,330	1,408,025
WESCO International, Inc.*	21,468	1,320,067
Vista Outdoor, Inc.*	25,206	1,004,711
Total Consumer, Cyclical		37,849,342

Energy - 7.0%
Marathon Oil Corp.	441,900	6,986,439
Oasis Petroleum, Inc.*	553,200	6,345,203
Laredo Petroleum, Inc.*	461,823	5,957,517
Chesapeake Energy Corp.*	573,154	3,593,676
Apache Corp.	48,781	3,115,642
Rowan Companies plc — Class A	202,999	3,077,465
Gulfport Energy Corp.*	90,204	2,548,263
Whiting Petroleum Corp.*	239,799	2,095,843
WPX Energy, Inc.*	156,129	2,059,342
Total Energy		35,779,390

Technology - 6.5%
IXYS Corp.	599,659	7,225,890
Micron Technology, Inc.*	377,374	6,709,710
Maxwell Technologies, Inc.*	1,112,324	5,739,592
CSRA, Inc.	164,143	4,415,447
Lam Research Corp.	44,542	4,218,572
MKS Instruments, Inc.	68,075	3,385,370
ManTech International Corp. — Class A	43,030	1,621,801
Total Technology		33,316,382

Communications - 4.2%
DigitalGlobe, Inc.*	418,120	11,498,300
Finisar Corp.*	146,050	4,352,290
Scripps Networks Interactive, Inc. — Class A	66,734	4,236,942

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MID CAP VALUE FUND

	Shares	Value

Infinera Corp.*	140,367	$1,267,514
Total Communications		21,355,046

Basic Materials - 3.1%
Reliance Steel & Aluminum Co.	68,300	4,919,649
Freeport-McMoRan, Inc.	362,127	3,932,699
Olin Corp.	151,980	3,118,629
LyondellBasell Industries N.V. — Class A	28,813	2,324,057
Landec Corp.*	112,182	1,504,361
Total Basic Materials		15,799,395

Total Common Stocks
(Cost $446,851,893)		510,126,879

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.* ,1, 3	858,334	251
Total Convertible Preferred Stocks
(Cost $819,654)		251

SHORT-TERM INVESTMENTS† - 1.6%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 0.16%[2]	8,155,026	8,155,026
Total Short-Term Investments
(Cost $8,155,026)		8,155,026

Total Investments - 101.7%
(Cost $455,826,573)		$518,282,156
Other Assets & Liabilities, net - (1.7)%		(8,799,532)
Total Net Assets - 100.0%		$509,482,624

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7 day yield as of September 30, 2016.
[3]	Illquid Security.
plc — Public Limited Company

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
MID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$510,126,879	$—	$—	$510,126,879
Convertible Preferred Stocks	—	—	251	251
Short Term Investments	8,155,026	—	—	8,155,026
Total	$518,281,905	$—	$251	$518,282,156

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE FUND

September 30, 2016

Assets:
Investments, at value (cost $455,826,573)	$518,282,156
Prepaid expenses	33,630
Cash	9,598
Receivables:
Securities sold	1,522,641
Fund shares sold	342,165
Dividends	751,952
Foreign taxes reclaim	13,049
Total assets	520,955,191

Liabilities:
Payable for:
Fund shares redeemed	5,657,475
Securities purchased	4,366,713
Management fees	356,462
Transfer agent/maintenance fees	182,424
Distribution and service fees	167,267
Trustees’ fees*	50,007
Fund accounting/administration fees	39,960
Miscellaneous	652,259
Total liabilities	11,472,567
Net assets	$509,482,624

Net assets consist of:
Paid in capital	$434,043,523
Undistributed net investment income	5,780,421
Accumulated net realized gain on investments	7,203,097
Net unrealized appreciation on investments	62,455,583
Net assets	$509,482,624

A-Class:
Net assets	$407,882,830
Capital shares outstanding	13,476,218
Net asset value per share	$30.27
Maximum offering price per share (Net asset value divided by 95.25%)	$31.78

C-Class:
Net assets	$98,176,423
Capital shares outstanding	4,309,386
Net asset value per share	$22.78

P-Class:
Net assets	$3,423,371
Capital shares outstanding	113,416
Net asset value per share	$30.18

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE FUND

Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding tax of $16,434)	$13,556,885
Interest	5,268
Total investment income	13,562,153

Expenses:
Management fees	4,526,289
Transfer agent/maintenance fees
A-Class	780,848
C-Class	230,552
P-Class	434
Distribution and service fees:
A-Class	1,065,076
C-Class	1,095,540
P-Class	3,016
Fund accounting/administration fees	509,945
Line of credit fees	93,518
Trustees’ fees*	66,226
Custodian fees	24,244
Miscellaneous	441,778
Total expenses	8,837,466
Net investment income	4,724,687

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,533,078
Net realized gain	17,533,078
Net change in unrealized appreciation (depreciation) on:
Investments	53,021,430
Net change in unrealized appreciation (depreciation)	53,021,430
Net realized and unrealized gain	70,554,508
Net increase in net assets resulting from operations	$75,279,195

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,724,687	$430,814
Net realized gain on investments	17,533,078	148,539,157
Net change in unrealized appreciation (depreciation) on investments	53,021,430	(179,558,088)
Net increase (decrease) in net assets resulting from operations	75,279,195	(30,588,117)

Distributions to shareholders from:
Net realized gains
A-Class	(71,175,868)	(123,882,978)
B-Class	—	(1,863,094)
C-Class	(23,558,203)	(28,169,528)
P-Class	(15,730)	— *
Total distributions to shareholders	(94,749,801)	(153,915,600)

Capital share transactions:
Proceeds from sale of shares
A-Class	32,844,791	95,234,863
B-Class	—	61,226
C-Class	5,397,137	9,969,782
P-Class	4,471,143	62,301 *
Distributions reinvested
A-Class	65,228,180	114,025,165
B-Class	—	1,753,261
C-Class	20,922,534	24,118,771
P-Class	15,730	— *
Cost of shares redeemed
A-Class	(156,281,880)	(604,909,941)
B-Class	—	(12,817,123)
C-Class	(45,239,145)	(63,102,815)
P-Class	(1,301,763)	— *
Net decrease from capital share transactions	(73,943,273)	(435,604,510)
Net decrease in net assets	(93,413,879)	(620,108,227)

Net assets:
Beginning of year	602,896,503	1,223,004,730
End of year	$509,482,624	$602,896,503
Undistributed net investment income at end of year	$5,780,421	$—

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MID CAP VALUE FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	1,179,023	2,752,607
B-Class	—	2,355
C-Class	256,114	363,138
P-Class	157,411	1,862 *
Shares issued from reinvestment of distributions
A-Class	2,398,977	3,380,581
B-Class	—	68,273
C-Class	1,015,657	893,949
P-Class	581	— *
Shares redeemed
A-Class	(5,552,921)	(17,642,149)
B-Class	—	(501,001)
C-Class	(2,098,789)	(2,316,755)
P-Class	(46,438)	— *
Net decrease in shares	(2,690,385)	(12,997,140)

*	Since the commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Per Share Data
Net asset value, beginning of period	$30.86	$37.73	$38.15	$33.05	$27.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.06	.03	.04	(.07)
Net gain (loss) on investments (realized and unrealized)	3.95	(2.24)	2.04	8.59	6.54
Total from investment operations	4.25	(2.18)	2.07	8.63	6.47
Less distributions from:
Net realized gains	(4.84)	(4.69)	(2.49)	(3.53)	(.55)
Total distributions	(4.84)	(4.69)	(2.49)	(3.53)	(.55)
Net asset value, end of period	$30.27	$30.86	$37.73	$38.15	$33.05

Total Return[b]	15.51%	(6.83%)	5.52%	28.93%	24.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$407,883	$476,792	$1,017,208	$1,038,762	$903,221
Ratios to average net assets:
Net investment income (loss)	1.04%	0.18%	0.08%	0.11%	(0.22%)
Total expenses[d]	1.49%	1.42%	1.39%	1.39%	1.46%
Portfolio turnover rate	52%	84%	35%	23%	19%

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Per Share Data
Net asset value, beginning of period	$24.54	$31.14	$32.13	$28.57	$23.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.15)	(.21)	(.18)	(.25)
Net gain (loss) on investments (realized and unrealized)	3.02	(1.76)	1.71	7.27	5.69
Total from investment operations	3.08	(1.91)	1.50	7.09	5.44
Less distributions from:
Net realized gains	(4.84)	(4.69)	(2.49)	(3.53)	(.55)
Total distributions	(4.84)	(4.69)	(2.49)	(3.53)	(.55)
Net asset value, end of period	$22.78	$24.54	$31.14	$32.13	$28.57

Total Return[b]	14.64%	(7.49%)	4.74%	27.98%	23.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,176	$126,047	$192,942	$219,695	$191,249
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.53%)	(0.65%)	(0.62%)	(0.92%)
Total expenses[d]	2.27%	2.12%	2.12%	2.12%	2.17%
Portfolio turnover rate	52%	84%	35%	23%	19%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (concluded)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[c]
Per Share Data
Net asset value, beginning of period	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.10
Net gain (loss) on investments (realized and unrealized)	4.11	(3.24)
Total from investment operations	4.25	(3.14)
Less distributions from:
Net realized gains	(4.84)	—
Total distributions	(4.84)	—
Net asset value, end of period	$30.18	$30.77

Total Return[b]	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.48%	0.71%
Total expenses[d]	1.32%	1.32%
Portfolio turnover rate	52%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Mid Cap Value Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class and P-Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

F. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

G. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$—	$94,749,801	$94,749,801

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$2,885,724	$151,029,876	$153,915,600

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Mid Cap Value Fund	$5,780,421	$8,320,873	$61,337,807	$—

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund had no capital loss carryforwards.

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting, and adjustments to dividends received from real estate investment trusts. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Mid Cap Value Fund	$6,817,829	$1,055,734	$(7,873,563)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Mid Cap Value Fund	456,944,349	82,291,408	(20,953,601)	$61,337,807

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at 1.00% of the average daily net assets of $200 million or less and 0.75% of the average daily net assets of the Fund in excess of $200 millon.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable classes of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the first twelve months of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also acted as the administrative agent for the Fund, and as such performed administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS received 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting administrative fees was $25,000.

GI engaged external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

At September 30, 2016, GI and its affiliates owned twenty percent of the outstanding of the Fund.

Certain trustees and officers of the Trust are also officers of GI and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Fund	$279,598,041	$418,413,045

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

6. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (concluded)

30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

7. Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2016.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2016, was $473,594.

8. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Effective on or about February 1, 2017, the breakpoint schedule for Mid Cap Value Fund’s Advisory Fee for will be eliminated. Currently, the Fund’s starting Advisory Fee is 1.00% with a 0.25% breakpoint on average daily net assets in excess of $200 million. The Fund’s Advisory Fee subsequent to February 1, 2017 will be 0.75% on the average daily net assets of the Fund. The reduced Advisory Fee will not result in any decrease in the nature, quality and extent of services provided to the Fund under the advisory agreement.

For more information, please refer to the Funds’ prospectus, which can be obtained at guggenheiminvestments.com or by calling 800.820.0888.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Fund (one of the series constituting Guggenheim Funds Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

With respect to the taxable year ended September 30, 2016, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG Dividend Income	From Proceeds of Shareholder Redemptions
Mid Cap Value Fund	$94,749,801	$6,982,072

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for

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OTHER INFORMATION (Unaudited)(continued)

overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub--Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered

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OTHER INFORMATION (Unaudited)(continued)

Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

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OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

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OTHER INFORMATION (Unaudited)(continued)

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016

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OTHER INFORMATION (Unaudited)(continued)

ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

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OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota Healthcare Association Foundation Committee (2009-present).

Former: Topeka Community Foundation (2009-2014)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2016

Guggenheim Funds Annual Report

Fundamental Alpha
Guggenheim Mid Cap Value Institutional Fund

GuggenheimInvestments.com	SBMCVI-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE INSTITUTIONAL FUND	8
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
OTHER INFORMATION	29
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	44
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	51

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Institutional Fund (the “Fund”) for the annual fiscal period ended September 30, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Institutional Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- to mid-sized company securities may present additional risks, such as less predictable earnings, higher volatility, and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year. A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report.

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Institutional Fund	1.27%	16.28%	$ 1,000.00	$ 1,162.80	$ 6.89

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Institutional Fund	1.27%	5.00%	$ 1,000.00	$ 1,018.70	$ 6.43

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; and Gregg Strohkorb, CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, the Guggenheim Mid Cap Value Institutional Fund returned 16.28%1, compared with the 17.68% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest negative impact was in the Materials sector, the best-performing sector in the Index, and in the Real Estate sector. The largest positive impact on return was in the Industrials sector, followed by Financials.

Among the top individual contributors on an absolute basis were Finisar, a provider of optical subsystems and components that advanced on strong sales among telecom clients, and Sonoco Products Co., a manufacturer of industrial and consumer packaging products. Another strong performer for the period was Industrials name DigitalGlobe, which benefitted from stronger-than-expected commercial as well as government business. Contributing to overall performance were the strategy’s asset-sensitive bank holdings, which performed particularly well late in the period in anticipation of a hike in short term interest rates.

The leading individual detractors from the Fund’s return on an absolute basis included Bunge Ltd., an agribusiness and food company not held in the Index, and Corrections Corporation of America, a Real Estate holding. Corrections Corporation was affected by increasing concern about the potential loss of federal funding, while Bunge faced price and margin volatility in its South

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)

American agribusiness exposure due to weather effects and a dollar that was weak through much of the period. Another underperformer was Consumer Discretionary name Essendant, Inc., which reported poor earnings late in the period.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Health Care. Both stances detracted from return for the period. The other large underweight was in Financials, which contributed to return for the year.

The Fund has been underweight Financials for some time, as well as the REITs (Real Estate Investment Trust) industry, which was extracted from Financials to form a separate sector in September 2016 and continues to be fairly valued in our view. Toward the end of the period, the Fund trimmed its underweight in Financials by adding several banking names.

Relative underperformance in the overweighted Health Care sector was driven by fears of price controls, brought about by election year politics, severely pressuring biotechnology, device, and products stocks. Early in the period, leading hospital chains fell, citing poor admission trends and higher-than-expected labor costs, which served to punish all of the health-care-service names, especially those that are smaller or have more debt.

Portfolio and Market Outlook

During the quarter, investors began to gain confidence that commodity prices have seen a bottom, which suggested an end to the business pressure not only in energy but in several industrial and financial industries. In addition, the market appears to be getting comfortable with the notion that any interest rate increases will be gradual and enacted with extreme caution. Therefore, with the fear of a commodity-driven recession having ebbed, the fuel for a relief rally was present. With the economic environment proving to be steady but subdued, and a Fed that is acting with utmost caution, the markets appear fated to behave in a choppy manner while trading in a relatively narrow range.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
DigitalGlobe, Inc.	2.3%
Zions Bancorporation	2.2%
Alleghany Corp.	1.9%
Popular, Inc.	1.8%
Sonoco Products Co.	1.7%
WestRock Co.	1.5%
OGE Energy Corp.	1.5%
KeyCorp	1.5%
FLIR Systems, Inc.	1.5%
Wintrust Financial Corp.	1.5%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	5 Year	Since Inception (07/11/08)
Mid Cap Value Institutional Fund	16.28%	13.22%	9.76%
Russell 2500 Value Index	17.68%	16.29%	9.97%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2016
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Financial - 32.2%
Zions Bancorporation	51,093	$1,584,905
Alleghany Corp.*	2,499	1,312,025
Popular, Inc.	33,192	1,268,599
KeyCorp	88,122	1,072,445
Wintrust Financial Corp.	19,089	1,060,775
Sun Communities, Inc.	11,807	926,613
Fulton Financial Corp.	61,783	897,089
Assured Guaranty Ltd.	32,003	888,083
Endurance Specialty Holdings Ltd.	13,556	887,240
Trustmark Corp.	31,895	879,026
Huntington Bancshares, Inc.	84,416	832,342
EPR Properties	10,308	811,652
E*TRADE Financial Corp.*	27,276	794,277
CubeSmart	27,891	760,309
Alexandria Real Estate Equities, Inc.	6,599	717,774
Parkway Properties, Inc.	39,049	664,223
EastGroup Properties, Inc.	8,990	661,304
Hanover Insurance Group, Inc.	8,223	620,179
Radian Group, Inc.	43,853	594,208
Prosperity Bancshares, Inc.	10,595	581,560
Equity Commonwealth*	19,021	574,815
First Industrial Realty Trust, Inc.	16,198	457,108
Lexington Realty Trust	42,981	442,704
Unum Group	11,624	410,443
DCT Industrial Trust, Inc.	8,426	409,082
PacWest Bancorp	8,946	383,873
Monogram Residential Trust, Inc.	34,311	365,069
Camden Property Trust	4,167	348,945
Genworth Financial, Inc. — Class A*	48,854	242,316
Corrections Corporation of America	15,784	218,924
Farmer Mac — Class C	5,296	209,192
Apartment Investment & Management Co. — Class A	4,498	206,503
Hancock Holding Co.	5,804	188,224
IBERIABANK Corp.	2,758	185,117
First Merchants Corp.	6,679	178,663
Umpqua Holdings Corp.	11,692	175,965
Total Financial		22,811,571

Industrial - 16.1%
Sonoco Products Co.	22,954	1,212,659
WestRock Co.	22,506	1,091,091
FLIR Systems, Inc.	34,101	1,071,453
Oshkosh Corp.	16,152	904,512
Gentex Corp.	49,936	876,875
Corning, Inc.	36,304	858,590
Owens-Illinois, Inc.*	39,345	723,555
Huntington Ingalls Industries, Inc.	3,230	495,547
Werner Enterprises, Inc.	19,947	464,167
Scorpio Tankers, Inc.	92,620	428,830
Kirby Corp.*	6,511	404,724
Harris Corp.	4,128	378,166
Crane Co.	5,873	370,057
Ryder System, Inc.	5,562	366,814
Spirit AeroSystems Holdings, Inc. — Class A*	8,092	360,418
Owens Corning	6,578	351,200
Orbital ATK, Inc.	4,586	349,591
ITT, Inc.	9,490	340,122
Summit Materials, Inc. — Class A*	17,284	320,618
Total Industrial		11,368,989

Consumer, Non-cyclical - 14.4%
Bunge Ltd.	16,992	1,006,436
Emergent BioSolutions, Inc.*	29,131	918,500
Quest Diagnostics, Inc.	9,487	802,885
ICF International, Inc.*	17,640	781,804
Navigant Consulting, Inc.*	37,808	764,478
Sanderson Farms, Inc.	7,519	724,305

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

HealthSouth Corp.	15,694	$636,706
United Rentals, Inc.*	7,128	559,477
Premier, Inc. — Class A*	17,297	559,385
Surgical Care Affiliates, Inc.*	11,141	543,235
MEDNAX, Inc.*	8,008	530,530
Patterson Companies, Inc.	10,732	493,028
FTI Consulting, Inc.*	9,909	441,545
Ingredion, Inc.	2,498	332,384
Molina Healthcare, Inc.*	5,615	327,467
Universal Corp.	4,581	266,706
John B Sanfilippo & Son, Inc.	3,769	193,462
Darling Ingredients, Inc.*	11,607	156,811
Community Health Systems, Inc.*	10,875	125,498
Total Consumer, Non-cyclical		10,164,642

Utilities - 9.1%
OGE Energy Corp.	33,927	1,072,772
Black Hills Corp.	14,654	897,118
Ameren Corp.	16,707	821,650
Portland General Electric Co.	18,155	773,221
Avista Corp.	17,377	726,185
Pinnacle West Capital Corp.	8,688	660,201
UGI Corp.	12,836	580,701
Calpine Corp.*	38,447	485,970
ONE Gas, Inc.	3,322	205,432
AES Corp.	14,500	186,325
Total Utilities		6,409,575

Consumer, Cyclical - 7.4%
DR Horton, Inc.	27,915	843,033
J.C. Penney Company, Inc.*	90,203	831,672
PVH Corp.	7,122	786,981
UniFirst Corp.	5,552	732,087
Essendant, Inc.	26,744	548,787
Caleres, Inc.	16,298	412,176
CalAtlantic Group, Inc.	11,714	391,716
Goodyear Tire & Rubber Co.	6,329	204,427
La-Z-Boy, Inc.	7,558	185,624
WESCO International, Inc.*	2,972	182,748
Vista Outdoor, Inc.*	3,445	137,318
Total Consumer, Cyclical		5,256,569

Energy - 7.3%
Marathon Oil Corp.	60,212	951,952
Oasis Petroleum, Inc.*	76,569	878,246
Laredo Petroleum, Inc.*	63,856	823,742
Apache Corp.	9,174	585,943
Chesapeake Energy Corp.*	79,355	497,556
Rowan Companies plc — Class A	27,695	419,856
Gulfport Energy Corp.*	12,606	356,120
Whiting Petroleum Corp.*	39,017	341,009
WPX Energy, Inc.*	21,452	282,952
HydroGen Corp.*,†††, 1	1,265,700	1
Total Energy		5,137,377

Technology - 6.6%
IXYS Corp.	84,392	1,016,924
Micron Technology, Inc.*	51,666	918,621
Maxwell Technologies, Inc.*	167,031	861,880
CSRA, Inc.	22,931	616,844
Lam Research Corp.	6,182	585,496
MKS Instruments, Inc.	9,379	466,418
ManTech International Corp. — Class A	6,024	227,045
Total Technology		4,693,228

Communications - 4.1%
DigitalGlobe, Inc.*	58,191	1,600,253
Finisar Corp.*	20,259	603,718
Scripps Networks Interactive, Inc. — Class A	8,606	546,395

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Infinera Corp.*	19,842	$179,173
Total Communications		2,929,539

Basic Materials - 3.1%
Reliance Steel & Aluminum Co.	9,498	684,141
Freeport-McMoRan, Inc.	51,418	558,399
Olin Corp.	21,280	436,667
LyondellBasell Industries N.V. — Class A	3,996	322,317
Landec Corp.*	16,030	214,962
Total Basic Materials		2,216,486

Total Common Stocks
(Cost $62,911,497)		70,987,976

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*, 2, 4	793,750	232
Total Convertible Preferred Stocks
(Cost $757,980)		232

SHORT-TERM INVESTMENTS† - 0.4%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 0.16%[3]	255,325	255,325
Total Short-Term Investments
(Cost $255,325)		255,325

Total Investments - 100.7%
(Cost $63,924,802)		$71,243,533
Other Assets & Liabilities, net - (0.7)%		(433,993)
Total Net Assets - 100.0%		$70,809,540

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated Issuer — See Note 6.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7 day yield as of September 30, 2016.
[4]	Illiquid Security.
plc — Public Limited Company

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
MID CAP VALUE INSTITUTIONAL FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$70,987,975	$—	$1	$70,987,976
Convertible Preferred Stocks	—	—	232	232
Short-Term Investments	255,325	—	—	255,325
Total	$71,243,300	$—	$233	$71,243,533

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE INSTITUTIONAL FUND

September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $63,922,271)	$71,243,532
Investments in affiliated issuers, at value (cost $2,531)	1
Total investments (cost $63,924,802)	71,243,533
Prepaid expenses	20,345
Receivables:
Securities sold	317,265
Fund shares sold	137,107
Dividends	109,489
Foreign taxes reclaim	10,107
Total assets	71,837,846

Liabilities:
Payable for:
Securities purchased	511,454
Fund shares redeemed	326,592
Management fees	47,376
Trustees’ fees*	18,886
Fund accounting/administration fees	6,001
Transfer agent maintenance fees	2,928
Miscellaneous	115,069
Total liabilities	1,028,306
Net assets	$70,809,540

Net assets consist of:
Paid in capital	$58,645,045
Undistributed net investment income	2,688,391
Accumulated net realized gain on investments	2,157,373
Net unrealized appreciation on investments	7,318,731
Net assets	$70,809,540
Capital shares outstanding	6,498,961
Net asset value per share	$10.90

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE INSTITUTIONAL FUND

Year Ended September 30, 2016

Investment Income:
Dividends from unaffiliated issuers (net of foreign withholding tax of $7,969)	$5,307,059
Interest	3,371
Total investment income	5,310,430

Expenses:
Management fees	1,498,097
Transfer agent/maintenance fees	302,168
Fund accounting/administration fees	189,757
Line of credit fees	45,031
Trustees’ fees*	31,110
Custodian fees	15,225
Tax expense	10,956
Miscellaneous	175,736
Total expenses	2,268,080
Net investment income	3,042,350

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$17,153,748
Net realized gain	17,153,748
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,094,425
Net change in unrealized appreciation (depreciation)	8,094,425
Net realized and unrealized gain	25,248,173
Net increase in net assets resulting from operations	$28,290,523

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE INSTITUTIONAL FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,042,350	$2,586,231
Net realized gain on investments	17,153,748	60,951,511
Net change in unrealized appreciation (depreciation) on investments	8,094,425	(81,449,262)
Net increase (decrease) in net assets resulting from operations	28,290,523	(17,911,520)

Distributions to shareholders from:
Net investment income	(3,255,047)	(2,549,762)
Net realized gains	(25,619,255)	(71,890,688)
Total distributions to shareholders	(28,874,302)	(74,440,450)

Capital share transactions:
Proceeds from sale of shares	76,460,927	180,989,626
Distributions reinvested	5,764,338	40,920,075
Cost of shares redeemed	(298,201,787)	(440,288,527)
Net decrease from capital share transactions	(215,976,522)	(218,378,826)
Net decrease in net assets	(216,560,301)	(310,730,796)

Net assets:
Beginning of year	287,369,841	598,100,637
End of year	$70,809,540	$287,369,841
Undistributed net investment income at end of year	$2,688,391	$2,520,139

Capital share activity:
Shares sold	7,868,173	15,865,670
Shares issued from reinvestment of distributions	592,429	3,627,667
Shares redeemed	(29,559,662)	(38,179,646)
Net decrease in shares	(21,099,060)	(18,686,309)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012
Per Share Data
Net asset value, beginning of period	$10.41	$12.92	$13.09	$11.29	$9.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.06	.06	.06	.03
Net gain (loss) on investments (realized and unrealized)	1.43	(.66)	.65	2.90	2.30
Total from investment operations	1.58	(.60)	.71	2.96	2.33
Less distributions from:
Net investment income	(.12)	(.07)	(.07)	(.04)	(.04)
Net realized gains	(.97)	(1.84)	(.81)	(1.12)	(.97)
Total distributions	(1.09)	(1.91)	(.88)	(1.16)	(1.01)
Net asset value, end of period	$10.90	$10.41	$12.92	$13.09	$11.29

Total Return[b]	16.28%	(5.85%)	5.53%	28.89%	24.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,810	$287,370	$598,101	$571,465	$490,741
Ratios to average net assets:
Net investment income (loss)	1.52%	0.52%	0.42%	0.51%	0.30%
Total expenses[c]	1.14%	1.05%	1.05%	1.01%	1.01%
Net expenses	1.14%	1.05%	1.05%	1.01%	0.98%[d]
Portfolio turnover rate	149%	95%	41%	24%	33%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Mid Cap Value Institutional Fund (the “Fund”), a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

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NOTES TO FINANCIAL STATEMENTS (continued)

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. These methods include but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest income also includes paydown gains and losses or mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned on compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

F. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

G. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “morelikely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Mid Cap Value Institutional Fund	$2,885,054	$25,989,248	$28,874,302

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Mid Cap Value Institutional Fund	$5,649,717	$68,790,733	$74,440,450

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Mid Cap Value Institutional Fund	$2,688,391	$3,279,743	$6,196,361	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund had no capital loss carryforwards.

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting, excise taxes paid, and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

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NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Mid Cap Value Institutional Fund	$12,533,530	$380,949	$(12,914,479)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Mid Cap Value Institutional Fund	$65,047,172	$9,576,082	$(3,379,721)	$6,196,361

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the ﬁ rst twelve months of operations.

RFS also acted as the administrative agent for the Fund. As such it performed administrative, bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receive d 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees  was $25,000.

GI engaged external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and GFD.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Institutional Fund	$298,068,565	$530,069,674

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers	Value 09/30/15	Additions	Reductions	Value 09/30/16	Shares 09/30/16	Investment Income
HydroGen Corp.	$1	$—	$—	$1	1,265,700	$—

7. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

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NOTES TO FINANCIAL STATEMENTS (concluded)

8. Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2016.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2016 was $15,940.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Fund’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Mid Cap Value Institutional Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Mid Cap Value Institutional Fund	100.00%

With respect to the taxable year ended September 30, 2016, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG Dividend Income	From Proceeds of Shareholder Redemptions
Mid Cap Value Institutional Fund	$25,989,248	$12,544,486

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”) ● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) ● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance

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OTHER INFORMATION (Unaudited)(continued)

program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment

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OTHER INFORMATION (Unaudited)(continued)

strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

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OTHER INFORMATION (Unaudited)(continued)

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

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OTHER INFORMATION (Unaudited)(continued)

Value Funds:Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016 ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

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OTHER INFORMATION (Unaudited)(continued)

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

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OTHER INFORMATION (Unaudited)(continued)

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

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OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative

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OTHER INFORMATION (Unaudited)(continued)

to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

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OTHER INFORMATION (Unaudited)(continued)

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota Healthcare Association Foundation Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2016

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
CAPITAL STEWARDSHIP FUND	6
NOTES TO FINANCIAL STATEMENTS	14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
OTHER INFORMATION	20
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	26
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	30

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2016.

Concinnity Advisors, LP serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary on the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report.Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund
Institutional Class	1.05%	4.08%	$ 1,000.00	$ 1,040.80	$ 5.37

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund
Institutional Class	1.05%	5.00%	$ 1,000.00	$ 1,019.80	$ 5.32

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2016

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2016.

For the year ended September 30, 2016, Guggenheim Capital Stewardship Fund Institutional Shares returned 15.30%, compared with the 15.43% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

The Fund on a net basis underperformed its benchmark by 0.13% for the fiscal year ended on September 30, 2016.

Positive contributors to this result were (+0.24%) from active security selection and (+0.88%) from active sector allocation. Offsetting it were Fund-related expenses (-1.12%) including management fees and implementation shortfalls that were primarily driven by portfolio rebalances (-0.12%).

Security selection impacts were mainly driven by securities from the following sectors: Materials (+0.61%), Information Technology (+0.54%), Health Care (+0.51%), Industrials (-0.80%), Consumer Discretionary (-0.37%), and Consumer Staples (-0.20%).

The top individual contributors to return were Microsoft Corp., Chevron Corp., and AT&T, Inc. The top individual detractors were Gilead Sciences, Inc., Bristol-Myers Squibb, and Marathon Oil Corp.

Throughout the period, underweighting the Financials sector, while overweighting the Consumer Staples sector, positively impacted the Fund by (+0.53%) and (+0.49%) respectively. Offsetting this was underweights in Energy (-0.26%), Materials (-0.20%), Information Technology (-0.12%) and Real Estate (-0.13%), combined with an overweight in Telecommunications Services (-0.14%).

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

GUGGENHEIM CAPITAL STEWARDSHIP FUND

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	2.8%
Alphabet, Inc. — Class A	2.7%
Apple, Inc.	2.7%
Johnson & Johnson	2.7%
Intel Corp.	2.5%
Verizon Communications, Inc.	2.1%
Waste Management, Inc.	1.5%
United Parcel Service, Inc. — Class B	1.5%
3M Co.	1.4%
Automatic Data Processing, Inc.	1.3%
Top Ten Total	21.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	Since Inception (09/26/14)
Guggenheim Capital Stewardship Fund	15.30%	4.66%
S&P 500 Index	15.43%	6.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	September 30, 2016
CAPITAL STEWARDSHIP FUND

	Shares	Value

COMMON STOCKS† - 100.3%

Consumer, Non-cyclical - 28.3%
Johnson & Johnson	47,063	$5,559,553
Automatic Data Processing, Inc.	30,872	2,722,910
Pfizer, Inc.	79,051	2,677,457
Colgate-Palmolive Co.	34,739	2,575,549
Eli Lilly & Co.	30,554	2,452,264
PepsiCo, Inc.	22,328	2,428,617
Gilead Sciences, Inc.	27,323	2,161,796
Kimberly-Clark Corp.	16,860	2,126,721
AbbVie, Inc.	33,638	2,121,549
Merck & Company, Inc.	32,299	2,015,781
Amgen, Inc.	11,922	1,988,709
Procter & Gamble Co.	21,960	1,970,910
Bristol-Myers Squibb Co.	36,288	1,956,649
Danaher Corp.	23,370	1,831,974
Cardinal Health, Inc.	21,247	1,650,892
Kroger Co.	55,593	1,650,000
ManpowerGroup, Inc.	21,865	1,579,965
Biogen, Inc.*	4,955	1,551,064
Medtronic plc	17,441	1,506,902
Hershey Co.	14,616	1,397,290
Allergan plc*	5,839	1,344,780
DaVita, Inc.*	19,799	1,308,120
Clorox Co.	10,034	1,256,056
Celgene Corp.*	11,831	1,236,694
Morningstar, Inc.	15,537	1,231,618
RR Donnelley & Sons Co.	73,532	1,155,923
JM Smucker Co.	6,147	833,164
General Mills, Inc.	12,913	824,882
Becton Dickinson and Co.	3,890	699,150
Agios Pharmaceuticals, Inc.*	12,602	665,638
Quest Diagnostics, Inc.	7,371	623,808
Whole Foods Market, Inc.	20,106	570,005
Kellogg Co.	7,048	546,009
Coca-Cola Co.	12,255	518,632
Campbell Soup Co.	9,349	511,390
Dr Pepper Snapple Group, Inc.	4,985	455,180
Thermo Fisher Scientific, Inc.	2,542	404,331
Stryker Corp.	3,345	389,391
CR Bard, Inc.	1,438	322,515
Abbott Laboratories	7,367	311,550
Anthem, Inc.	1,800	225,558
Total Consumer, Non-cyclical		59,360,946

Industrial - 14.2%
Waste Management, Inc.	49,236	3,139,287
United Parcel Service, Inc. — Class B	28,269	3,091,498
3M Co.	16,749	2,951,676
Raytheon Co.	16,257	2,213,065
FedEx Corp.	10,699	1,868,901
Fluor Corp.	31,396	1,611,243
Boeing Co.	12,053	1,587,862
CSX Corp.	45,849	1,398,395
Stericycle, Inc.*	16,238	1,301,313
Rockwell Collins, Inc.	14,414	1,215,677
Honeywell International, Inc.	9,618	1,121,363
J.B. Hunt Transport Services, Inc.	13,016	1,056,118
Sonoco Products Co.	19,166	1,012,540
General Electric Co.	32,850	973,017
Dover Corp.	12,853	946,495
SunPower Corp. — Class A*	104,762	934,477
Union Pacific Corp.	7,659	746,982
Graco, Inc.	8,145	602,730
Rockwell Automation, Inc.	3,969	485,567
Caterpillar, Inc.	3,763	334,042
Emerson Electric Co.	6,121	333,656
Agilent Technologies, Inc.	6,868	323,414
United Technologies Corp.	3,050	309,880
Total Industrial		29,559,198

Technology - 12.5%
Apple, Inc.	49,374	5,581,731
Intel Corp.	140,278	5,295,495
Microsoft Corp.	45,676	2,630,938
Paychex, Inc.	36,941	2,137,776
Intuit, Inc.	14,532	1,598,665
Western Digital Corp.	26,501	1,549,514
Teradata Corp.*	35,708	1,106,948
Jack Henry & Associates, Inc.	12,382	1,059,280
Cognizant Technology Solutions Corp. — Class A*	19,053	909,019
Akamai Technologies, Inc.*	15,418	817,000
Teradyne, Inc.	37,073	800,035
Analog Devices, Inc.	11,361	732,216
Oracle Corp.	15,448	606,797
International Business Machines Corp.	2,891	459,235
NetApp, Inc.	10,653	381,590
salesforce.com, Inc.*	4,876	347,805
Total Technology		26,014,044

Consumer, Cyclical - 12.4%
McDonald’s Corp.	21,349	2,462,820
Wal-Mart Stores, Inc.	30,753	2,217,906
WW Grainger, Inc.	9,262	2,082,468
CVS Health Corp.	22,934	2,040,897
Ford Motor Co.	145,944	1,761,544
Southwest Airlines Co.	44,036	1,712,561
Alaska Air Group, Inc.	21,397	1,409,206
Delta Air Lines, Inc.	33,828	1,331,470
Home Depot, Inc.	9,793	1,260,163
AutoZone, Inc.*	1,480	1,137,143
Walgreens Boots Alliance, Inc.	13,426	1,082,404
Lowe’s Companies, Inc.	14,781	1,067,336
Choice Hotels International, Inc.	21,760	980,941
Brinker International, Inc.	19,340	975,316
Costco Wholesale Corp.	6,006	915,975
Chipotle Mexican Grill, Inc. — Class A*	2,149	910,102
BorgWarner, Inc.	25,114	883,511
Michael Kors Holdings Ltd.*	13,256	620,248
Best Buy Company, Inc.	11,054	422,042
GameStop Corp. — Class A	14,695	405,435

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
CAPITAL STEWARDSHIP FUND

	Shares	Value

NIKE, Inc. — Class B	4,669	$245,823
Total Consumer, Cyclical		25,925,311

Communications - 11.7%
AT&T, Inc.	145,121	5,893,363
Alphabet, Inc. — Class A*	6,961	5,597,062
Verizon Communications, Inc.	84,064	4,369,647
Amazon.com, Inc.*	2,321	1,943,397
Twitter, Inc.*	76,662	1,767,059
Cisco Systems, Inc.	44,826	1,421,881
Viacom, Inc. — Class B	28,378	1,081,202
Telephone & Data Systems, Inc.	27,536	748,428
News Corp. — Class A	46,036	643,583
Walt Disney Co.	5,800	538,588
Discovery Communications, Inc. — Class A*	19,814	533,393
Total Communications		24,537,603

Financial - 9.9%
AvalonBay Communities, Inc.	11,998	2,133,724
T. Rowe Price Group, Inc.	31,953	2,124,875
Berkshire Hathaway, Inc. — Class B*	14,133	2,041,795
JPMorgan Chase & Co.	28,105	1,871,512
Federal Realty Investment Trust	12,102	1,862,861
Simon Property Group, Inc.	8,164	1,690,030
M&T Bank Corp.	11,151	1,294,631
KeyCorp	101,957	1,240,816
Erie Indemnity Co. — Class A	12,121	1,237,190
Aflac, Inc.	15,959	1,146,973
Principal Financial Group, Inc.	20,227	1,041,893
Wells Fargo & Co.	21,557	954,544
Travelers Companies, Inc.	6,300	721,665
American Financial Group, Inc.	5,179	388,425
Goldman Sachs Group, Inc.	2,160	348,343
Progressive Corp.	9,866	310,779
U.S. Bancorp	7,191	308,422
Total Financial		20,718,478

Energy - 4.8%
Spectra Energy Corp.	49,962	2,135,876
Chevron Corp.	17,139	1,763,946
Phillips 66	13,992	1,127,056
ConocoPhillips	24,971	1,085,488
Valero Energy Corp.	20,102	1,065,406
Schlumberger Ltd.	11,186	879,667
First Solar, Inc.*	14,121	557,638
Marathon Oil Corp.	22,167	350,460
Oceaneering International, Inc.	12,127	333,614
Hess Corp.	6,017	322,632
Occidental Petroleum Corp.	4,181	304,879
Total Energy		9,926,662

Basic Materials - 4.1%
Praxair, Inc.	18,960	2,290,937
Sherwin-Williams Co.	7,250	2,005,785
Air Products & Chemicals, Inc.	10,227	1,537,527
Compass Minerals International, Inc.	14,378	1,059,659
Westlake Chemical Corp.	6,982	373,537
International Paper Co.	7,436	356,779
Eastman Chemical Co.	4,731	320,194
Dow Chemical Co.	5,877	304,605
Mosaic Co.	12,146	297,091
Total Basic Materials		8,546,114

Utilities - 2.4%
Entergy Corp.	19,835	1,521,940
Southern Co.	21,974	1,127,266
Consolidated Edison, Inc.	11,218	844,715
Exelon Corp.	18,332	610,272
Xcel Energy, Inc.	13,787	567,197
NextEra Energy, Inc.	2,515	307,635
Total Utilities		4,979,025

Total Common Stocks
(Cost $204,246,704)		209,567,381

EXCHANGE-TRADED FUNDS† - 0.5%
SPDR S&P 500 ETF Trust	4,521	977,892
Total Exchange-Traded Funds
(Cost $944,838)		977,892

SHORT-TERM INVESTMENTS† - 0.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.16%[1]	559,248	559,248
Total Short-Term Investments
(Cost $559,248)		559,248

Total Investments - 101.1%
(Cost $205,750,790)		$211,104,521
Other Assets & Liabilities, net - (1.1)%		(2,237,866)
Total Net Assets - 100.0%		$208,866,655

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$209,567,381	$—	$—	$209,567,381
Exchange-Traded Funds	977,892	—	—	977,892
Short-Term Investments	559,248	—	—	559,248
Total	$211,104,521	$—	$—	$211,104,521

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended September 30, 2016, there were no transfers between levels.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

Assets:
Investments, at value (cost $205,750,790)	$211,104,521
Prepaid expenses	3,490
Receivables:
Dividends	187,545
Total assets	211,295,556

Liabilities:
Payable for:
Fund shares redeemed	2,192,983
Management fees	155,369
Fund accounting/administration fees	16,400
Trustees’ fees*	9,287
Transfer agent/maintenance fees	2,857
Miscellaneous	52,005
Total liabilities	2,428,901
Net assets	$208,866,655

Net assets consist of:
Paid in capital	$197,332,121
Undistributed net investment income	2,150,633
Accumulated net realized gain on investments	4,030,170
Net unrealized appreciation on investments	5,353,731
Net assets	$208,866,655
Capital shares outstanding	7,865,722
Net asset value per share	$26.55

STATEMENT OF OPERATIONS
Year Ended September 30, 2016

Investment Income:
Dividends	$4,981,856
Interest	588
Total investment income	4,982,444

Expenses:
Management fees	1,835,517
Transfer agent/maintenance fees	25,670
Fund accounting/administration fees	193,747
Trustees’ fees*	10,530
Custodian fees	10,318
Miscellaneous	96,170
Total expenses	2,171,952
Net investment income	2,810,492

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,701,198
Net realized gain	7,701,198
Net change in unrealized appreciation (depreciation) on:
Investments	18,164,398
Net change in unrealized appreciation (depreciation)	18,164,398
Net realized and unrealized gain	25,865,596
Net increase in net assets resulting from operations	$28,676,088

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,810,492	$2,559,178
Net realized gain on investments	7,701,198	506,679
Net change in unrealized appreciation (depreciation) on investments	18,164,398	(11,027,250)
Net increase (decrease) in net assets resulting from operations	28,676,088	(7,961,393)

Distributions to shareholders from:
Net investment income	(2,583,368)	(637,133)
Net realized gains	(3,078,358)	—
Total distributions to shareholders	(5,661,726)	(637,133)

Capital share transactions:
Proceeds from sale of shares	40,409,661	38,908,526
Distributions reinvested	5,389,571	476,495
Cost of shares redeemed	(49,615,134)	(50,132,804)
Net decrease from capital share transactions	(3,815,902)	(10,747,783)
Net increase (decrease) in net assets	19,198,460	(19,346,309)

Net assets:
Beginning of year	189,668,195	209,014,504
End of year	$208,866,655	$189,668,195
Undistributed net investment income at end of year	$2,150,633	$1,923,509

Capital share activity:
Shares sold	1,615,108	1,485,730
Shares issued from reinvestment of distributions	218,644	18,671
Shares redeemed	(1,974,077)	(1,929,837)
Net decrease in shares	(140,325)	(425,436)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$23.69	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.31	— [c]
Net gain (loss) on investments (realized and unrealized)	3.22	(1.33)	(.21)
Total from investment operations	3.57	(1.02)	(.21)
Less distributions from:
Net investment income	(.32)	(.08)	—
Net realized gains	(.39)	—	—
Total distributions	(.71)	(.08)	—
Net asset value, end of period	$26.55	$23.69	$24.79

Total Return[e]	15.30%	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208,867	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	1.38%	1.22%	0.13%
Total expenses[d]	1.07%	1.15%	1.24%
Portfolio turnover rate	209%	221%	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim Capital Stewardship Fund (the “Fund”), a diversified investment company. As of September 30, 2016, only Institutional Class shares of the Fund were offered for subscription.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

F. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees were assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the first twelve months of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also acted as the administrative agent for the Fund. As such it performed administrative, bookkeeping, accounting and pricing functions for the Fund. For these services, RFS received 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and GFD.

3. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

4. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2016, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$5,403,315	$258,411	$5,661,726

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$637,133	$—	$637,133

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Capital Stewardship Fund	$8,964,303	$—	$3,578,118	$(1,007,887)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund had no capital loss carryforwards.

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting for undistributed income and capital gains. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Capital Stewardship Fund	$600,489	$—	$(600,489)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Capital Stewardship Fund	$207,526,403	$10,148,073	$(6,569,955)	$3,578,118

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (concluded)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have elected to defer the following late year losses:

Fund	Ordinary	Capital
Capital Stewardship Fund	$—	$1,007,887

5. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Capital Stewardship Fund	$425,712,250	$430,503,164

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Fund’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Guggenheim Capital Stewardship Fund	72.10%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Guggenheim Capital Stewardship Fund	71.87%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified Interest	Qualified Short-Term
Guggenheim Capital Stewardship Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2016, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG Dividend	From Proceeds of Shareholder Redemptions
Guggenheim Capital Stewardship Fund	$258,411	$—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee- Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each, a “Guggenheim Fund” and collectively, the “Guggenheim Funds”). On August 20, 2014, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), was approved to serve as the investment adviser to Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust (i.e., a Guggenheim Fund), pursuant to an investment advisory agreement between the Trust and GPIM, with respect to Capital Stewardship Fund (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and its affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM: (i) acts as investment adviser for and supervises and manages the investment and reinvestment of Capital Stewardship Fund’s assets and, in connection therewith, has complete discretion in purchasing and selling securities and other assets of the Fund and in voting, exercising consents and exercising all other rights related to such securities and other assets on the Fund’s behalf; (ii) supervises the investment program of the Fund and the composition of its portfolio; (iii) arranges for the purchase and sale of securities and other assets held in the Fund; (iv) provides a continuous investment program for the Fund, including investment research and management; and (v) provides certain administrative services. Under the terms of the Investment Advisory Agreement, GPIM may delegate some or all of its duties and obligations to one or more sub-advisers and, in this connection, is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) with respect to Concinnity’s service as investment sub-adviser to the Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GPIM and Concinnity is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports and noted that the peer group identified by FUSE included 14 other large blend funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee also considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund, SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM served as investment adviser and Concinnity as the sub-adviser, was reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, since Capital Stewardship Fund’s investment objective and strategies are, in all materials respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales.

The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of Capital Stewardship Fund to recommend that the Board approve the renewal of each Advisory Agreement for an annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser. The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Guggenheim Funds.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve Capital Stewardship Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on September 26, 2014. The Committee received investment returns for the one-year and three-month periods ended December 31, 2015 as compared to a universe of funds identified by FUSE. The Committee considered that Capital Stewardship Fund seeks long-term capital appreciation and to generate returns in excess of the S&P 500 Total Return Index by investing in companies that use a Multi-stakeholder Management System (“MsMs”) approach to achieve sustainable corporate performance. In this connection, the Committee took into account the role and responsibilities of each of the Adviser and Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and unaffiliated sub-adviser. In this regard, the Committee noted that in order to identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system to identify a universe of companies and then ranks the companies using multi-factor modeling techniques. The Adviser then uses its proprietary quantitative models to optimize a portfolio and creates the list of securities for the portfolio. The Sub-Adviser then reviews the list of securities provided by the Adviser and identifies the securities to be purchased by the Adviser for the Fund. The Adviser retains the responsibility for executing the trades instructed by the Sub-Adviser based on the Fund’s investment policies and limitations. In view of the foregoing, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that the Adviser had appropriately reviewed and monitored Concinnity’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by GPIM from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee and total net expense ratio to the applicable peer group identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

The Committee observed that both the Fund’s contractual advisory fee and total net expense ratio is the highest of the peer group. The Committee considered, however, that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor Fund) with a unique investment strategy. Shares of the Fund are not registered under the Securities Act of 1933, as amended, and thus, are available only to accredited investors in a single institutional share class. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors. The Committee also noted that, as considered in connection with the initial approval of the Advisory Agreements with respect to the Fund, the Fund has a lower contractual advisory fee and total expense ratio than the Predecessor Fund. In addition, the Committee noted that GPIM does not charge a lower advisory fee for other funds or separate accounts with investment strategies comparable to those of the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the Fund’s average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenue received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (with a negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim Funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to the Adviser because of its relationship with the Guggenheim Funds, including Capital Stewardship Fund, and noted that GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Guggenheim Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Guggenheim Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Guggenheim Funds.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not available to retail investors. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to the investment decision processes employed for the Fund. In this connection, the Trustees also noted that the Sub-Adviser is experienced in identifying companies with elements of the MsMs management system. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; personnel changes and operational enhancements; the experience of key personnel responsible for providing services to the Fund and their qualifications to provide such services; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; the Sub-Adviser’s process for risk management; the Sub-Adviser’s compliance program; and the business continuity plan and cybersecurity controls employed by the Sub-Adviser.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted for services to the Fund. In further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee discussed the Sub-Adviser’s capabilities and resources with Guggenheim management and, in this connection, noted that the Guggenheim representatives expressed comfort with such capabilities and resources in consideration of Concinnity’s role in the Fund’s management.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the Fund’s limited operating history and noted the Fund’s Class I shares ranked in the second quartile (47th percentile) and first quartile (15th percentile) for the one-year and three-month periods ended December 31, 2015, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to the Sub-Adviser, noting that the fees are paid by GPIM and are not additional fees borne by the Fund. The Committee also noted that the sub-advisory fees paid by GPIM to Concinnity are the product of arms-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund. In this regard, the Committee noted that, in response to the Independent Trustees’ written request to identify such benefits, Concinnity stated that it benefits from the compensation it receives, indicating that there were no other benefits to the Sub-Adviser.

Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by GPIM and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement- Economies of Scale” above.)

The Committee determined that, taking into account all relevant factors, the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota Healthcare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2016

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87
OTHER INFORMATION	88
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	103
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	110

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2016

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Macro Opportunities Fund
A-Class	1.38%	7.40%	$ 1,000.00	$ 1,074.00	$ 7.17
C-Class	2.12%	6.99%	1,000.00	1,069.90	11.00
P-Class	1.23%	7.52%	1,000.00	1,075.20	6.40
Institutional Class	0.97%	7.61%	1,000.00	1,076.10	5.05

Table 2. Based on hypothetical 5% return (before expenses)
Macro Opportunities Fund
A-Class	1.38%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.98
C-Class	2.12%	5.00%	1,000.00	1,014.44	10.71
P-Class	1.23%	5.00%	1,000.00	1,018.90	6.23
Institutional Class	0.97%	5.00%	1,000.00	1,020.21	4.91

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, Guggenheim Macro Opportunities Fund returned 5.57%1, compared with the 0.28% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income securities, as well as equities, commodities, and alternative investments.

At the start of the period, the U.S. Federal Reserve (the “Fed”) announced a 25-basis-point increase in the federal funds target rate from 0–25 basis points to a range of 25–50 basis points on December 16, 2015. A number of other key events fueled the risk-off sentiment in the fourth quarter of 2015 that continued into 2016, but three were particularly damaging to risk assets. The first was the release of the much stronger-than-expected U.S. employment report in early November 2015, which boosted the odds that the Fed would begin raising interest rates. The second event was the European Central Bank’s (“ECB”) announcement of new stimulus measures at its December 2015 meeting, which disappointed market expectations. The third event was the December 2015 announcement by the Organization of Petroleum Exporting Countries (“OPEC”) that its members would continue to pump approximately 31.5 million barrels of crude oil per day. Risk assets rallied, however, in the latter half of the first quarter of 2016, led by a dovish pivot in Fed communication and positive economic data which helped to combat recession fears. By conveying a more cautious policy outlook, the Fed helped spur a reversal of dollar strength, a rally in crude oil, and spread tightening across risk assets.

The rally in risk assets that began in February 2016 was briefly interrupted in June by the UK’s vote to leave the European Union. Despite the two-day selloff following the UK vote, high-yield bonds and bank loans held up. Current valuations in energy bonds indicate that leveraged credit has further room to rally as we pass the worst of the commodity related distress, but volatility is expected to remain elevated. A positive outlook for the U.S. economy, a cautious Fed, and stabilizing oil prices support our constructive view on corporate credit assets.

The Fund’s positive returns were largely attributable to the Fund’s carry as well as the tightening of credit spreads. Positive returns were driven largely by the allocation to ABS (asset-backed securities, including collateralized loan obligations, or CLOs), bank loans, mortgage-backed securities (including commercial mortgage-backed securities and non-Agency residential mortgage-backed securities, or non-Agency RMBS), high yield bonds, and preferred securities.

The Fund makes macro-themed investments to take positions based on its views of various markets and assets, typically over long investment horizons, which may involve derivatives. It also uses derivatives to manage duration and currency exposure.

The chief attributes of the Fund over the period were maintaining low effective duration of a little more than one year and significant holdings in structured credit, including ABS and CLOs, as well as bank loans and high yield corporate bonds. Most of the Fund’s structured credit holdings feature floating rate coupons, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Floating rate instruments accounted for about half the Fund’s holdings at the end of the period.

Over the period, the Fund increased its exposure to ABS, bank loans, and high yield bonds, while exposure to non-Agency RMBS declined.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2016

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Long Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	2.4%
Guggenheim Alpha Opportunity Fund - Institutional Class	1.5%
Guggenheim Limited Duration Fund - Institutional Class	1.5%
Motel 6 Trust	1.0%
Triaxx Prime CDO Ltd.	0.9%
GS Mortgage Securities Corporation Trust	0.9%
ECAF I Ltd.	0.8%
Banc of America Funding Ltd.	0.8%
Kenya Government International Bond	0.8%
Dominican Republic International Bond	0.7%
Top Ten Total	11.3%

“Ten Long Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	1.2%
AA	2.4%
A	13.8%
BBB	22.2%
BB	13.3%
B	18.8%
CCC	6.1%
CC	0.3%
NR2	9.5%
Other Instruments	12.4%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	Since Inception (11/30/11)
A-Class Shares	5.57%	6.01%
A-Class Shares with sales charge†	0.56%	4.95%
C-Class Shares	4.79%	5.24%
C-Class Shares with CDSC‡	3.79%	5.24%
Institutional Class shares	5.97%	6.38%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.28%	0.11%
	1 Year	Since Inception (05/01/15)
P-Class Shares	5.74%	3.32%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.28%	0.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

COMMON STOCKS† - 2.8%

Consumer, Non-cyclical - 0.7%
Gilead Sciences, Inc.[1]	19,181	$1,517,600
UnitedHealth Group, Inc.[2]	9,555	1,337,699
Kroger Co.[1]	42,883	1,272,767
WellCare Health Plans, Inc.*,1	10,288	1,204,622
HCA Holdings, Inc.*,1	14,595	1,103,820
Cardinal Health, Inc.[1]	12,227	950,038
Molina Healthcare, Inc.*,1	16,120	940,118
Express Scripts Holding Co.*,1	13,295	937,696
Biogen, Inc.*,1	2,995	937,525
AbbVie, Inc.[1]	14,738	929,526
Sanderson Farms, Inc.[1]	9,571	921,974
Laboratory Corporation of America Holdings*,1	6,601	907,506
Tyson Foods, Inc. — Class A1	11,359	848,177
McKesson Corp.[1]	5,061	843,922
Quest Diagnostics, Inc.[1]	9,359	792,052
United Therapeutics Corp.*,1	6,552	773,660
JM Smucker Co.[1]	5,676	769,325
Universal Health Services, Inc. — Class B1	6,219	766,305
Dr Pepper Snapple Group, Inc.[1]	8,044	734,498
Dean Foods Co.[1]	42,574	698,214
Ingredion, Inc.[1]	5,149	685,126
Darling Ingredients, Inc.*,1	48,752	658,640
Western Union Co.[1]	27,423	570,947
Charles River Laboratories International, Inc.*,1	6,417	534,793
Whole Foods Market, Inc.	18,393	521,442
Kimberly-Clark Corp.	3,887	490,306
Johnson & Johnson[1]	4,102	484,569
LifePoint Health, Inc.*,1	7,697	455,893
SpartanNash Co.[1]	15,621	451,759
Coty, Inc. — Class A*	18,760	440,860
Hologic, Inc.*,1	11,315	439,361
ResMed, Inc.[1]	5,969	386,732
Deluxe Corp.[1]	5,704	381,141
VCA, Inc.*,1	5,123	358,508
Chemed Corp.[1]	2,501	352,816
Hill-Rom Holdings, Inc.[1]	5,511	341,572
Henry Schein, Inc.*,1	2,035	331,664
Air Methods Corp.*,1	9,941	313,042
Magellan Health, Inc.*,1	5,626	302,285
Sarepta Therapeutics, Inc.*	2,680	164,579
Targus Group International Equity, Inc*,†††,3	13,186	19,252
Total Consumer, Non-cyclical		27,872,331

Financial - 0.5%
California Republic Bancorp*	166,500	6,187,141
Travelers Companies, Inc.[1]	9,320	1,067,606
Aflac, Inc.[1]	12,185	875,736
Prudential Financial, Inc.[1]	10,417	850,548
Everest Re Group Ltd.[1]	3,935	747,532
State Street Corp.[1]	9,786	681,399
Principal Financial Group, Inc.[1]	12,838	661,285
Interactive Brokers Group, Inc. — Class A1	17,244	608,196
JPMorgan Chase & Co.[1]	7,985	531,721
Selective Insurance Group, Inc.[1]	12,294	490,039
Allstate Corp.[1]	6,732	465,720
American Financial Group, Inc.[1]	5,974	448,050
Aspen Insurance Holdings Ltd.[1]	9,339	435,104
Hanover Insurance Group, Inc.[1]	5,445	410,662

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

MetLife, Inc.[1]	9,221	$409,689
Signature Bank*,1	3,147	372,762
WR Berkley Corp.[1]	6,124	353,722
RenaissanceRe Holdings Ltd.	2,709	325,513
Hartford Financial Services Group, Inc.[1]	7,573	324,276
Torchmark Corp.	4,950	316,256
Home BancShares, Inc.	2,703	56,249
Total Financial		16,619,206

Technology - 0.4%
Xerox Corp.[1]	101,085	1,023,991
HP, Inc.[1]	55,508	862,039
SYNNEX Corp.[1]	7,410	845,555
Apple, Inc.[1]	7,234	817,804
CA, Inc.[1]	24,010	794,251
NetApp, Inc.[1]	21,014	752,721
International Business Machines Corp.[1]	4,508	716,095
Tessera Technologies, Inc.[1]	18,569	713,792
Convergys Corp.[1]	22,526	685,241
Oracle Corp.[1]	16,274	639,243
CACI International, Inc. — Class A*,1	4,813	485,632
IPG Photonics Corp.*,1	5,812	478,618
Allscripts Healthcare Solutions, Inc.*,1	34,818	458,553
NCR Corp.*,1	12,718	409,393
Teradata Corp.*,1	12,729	394,599
Mentor Graphics Corp.[1]	13,524	357,575
Sykes Enterprises, Inc.*,1	12,530	352,469
Seagate Technology plc	8,827	340,281
Fiserv, Inc.*,1	3,206	318,901
Broadridge Financial Solutions, Inc.[1]	4,614	312,783
VeriFone Systems, Inc.*,1	19,618	308,787
DST Systems, Inc.[1]	2,591	305,531
Icad, Inc.*,1	54,863	285,288
Qlik Technologies, Inc. A*,††,3	177	176,810
Qlik Technologies, Inc.*,†††,3	11,400	11,400
Qlik Technologies, Inc. B*,††,3	43,738	1,786
Total Technology		12,849,138

Industrial - 0.4%
Fluor Corp.[1]	22,967	1,178,666
Cummins, Inc.[1]	6,483	830,796
Huntington Ingalls Industries, Inc.[1]	5,004	767,714
Arrow Electronics, Inc.*,1	10,420	666,568
EMCOR Group, Inc.[1]	10,391	619,511
Boeing Co.[1]	4,653	612,986
ITT, Inc.[1]	16,287	583,726
Vishay Intertechnology, Inc.[1]	35,279	497,082
Crane Co.[1]	7,557	476,167
Sanmina Corp.*,1	15,635	445,128
Methode Electronics, Inc.[1]	12,694	443,909
Barnes Group, Inc.[1]	10,711	434,331
Saia, Inc.*,1	14,300	428,429
Keysight Technologies, Inc.*,1	13,259	420,178
Timken Co.[1]	11,424	401,439
Federal Signal Corp.[1]	28,802	381,915
Applied Industrial Technologies, Inc.[1]	7,954	371,770
ArcBest Corp.[1]	19,216	365,489
Mueller Industries, Inc.[1]	11,117	360,413
United Parcel Service, Inc. — Class B	3,154	344,921
Tech Data Corp.*	3,766	319,018
Rockwell Collins, Inc.[1]	3,779	318,721
Landstar System, Inc.[1]	4,618	314,393
Werner Enterprises, Inc.[1]	13,449	312,958
Avnet, Inc.[1]	7,489	307,498
Total Industrial		12,203,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

Communications - 0.3%
AT&T, Inc.[1]	34,502	$1,401,125
Verizon Communications, Inc.[1]	24,917	1,295,186
Cisco Systems, Inc.[1]	36,837	1,168,470
InterDigital, Inc.[1]	12,188	965,290
Time Warner, Inc.[1]	11,604	923,795
Viacom, Inc. — Class B1	19,223	732,396
AMC Networks, Inc. — Class A*,1	11,875	615,838
Cengage Learning Acquisitions, Inc.*,††	21,660	525,255
Comcast Corp. — Class A1	7,761	514,865
ATN International, Inc.[1]	7,535	490,076
Total Communications		8,632,296

Consumer, Cyclical - 0.2%
Wal-Mart Stores, Inc.[1]	22,031	1,588,876
CVS Health Corp.[1]	17,829	1,586,603
UniFirst Corp.[1]	8,393	1,106,701
Delta Air Lines, Inc.[1]	25,168	990,613
Southwest Airlines Co.[1]	14,341	557,722
Hawaiian Holdings, Inc.*,1	9,003	437,546
Dana, Inc.[1]	21,876	341,047
Thor Industries, Inc.[1]	3,996	338,461
Macy’s, Inc.[1]	8,947	331,486
Total Consumer, Cyclical		7,279,055

Utilities - 0.2%
Consolidated Edison, Inc.[1]	13,599	1,024,004
Public Service Enterprise Group, Inc.[1]	19,781	828,230
Pinnacle West Capital Corp.[1]	9,548	725,553
Southwest Gas Corp.[1]	10,231	714,737
CenterPoint Energy, Inc.[1]	27,326	634,783
Edison International[2]	8,758	632,766
American Electric Power Company, Inc.[1]	9,500	609,995
AES Corp.[1]	37,232	478,431
Vectren Corp.[1]	8,690	436,238
DTE Energy Co.[1]	4,001	374,774
OGE Energy Corp.[1]	10,703	338,429
American Water Works Company, Inc.[1]	4,117	308,116
Total Utilities		7,106,056

Energy - 0.1%
Titan Energy LLC*	35,116	1,035,922
First Solar, Inc.*,1	10,005	395,097
Rowan Companies plc — Class A	24,342	369,025
Total Energy		1,800,044

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,3	7,057,522	540

Total Common Stocks
(Cost $90,547,364)		94,362,392

PREFERRED STOCKS†† - 0.5%
Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19[3]	572,000	14,528,800

Financial - 0.1%
Cent CLO 16, LP due 08/1/24*,5	7,000	3,381,804
BreitBurn Energy Partners 8.00% due 12/31/49*,†††,3	389,684	60,731
GSC Partners CDO Fund V Ltd. due 11/20/16*,†††,5,7	5,200	1
Total Financial		3,442,536
Total Preferred Stocks
(Cost $21,452,435)		17,971,336

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

WARRANTS†† - 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18	15,538	$2
Total Warrants
(Cost $—)		2

MUTUAL FUNDS† - 6.6%
Guggenheim Strategy Fund I8	3,255,053	81,343,779
Guggenheim Alpha Opportunity Fund - Institutional Class[8]	1,881,326	50,457,164
Guggenheim Limited Duration Fund - Institutional Class[8]	1,951,150	48,212,909
Guggenheim Risk Managed Real Estate Fund - Institutional Class[8]	476,898	13,911,113
Guggenheim High Yield Fund - Insitutional Class[8]	1,467,807	13,357,046
Guggenheim Floating Rate Strategies Fund - Institutional Class[8]	477,649	12,390,218
Total Mutual Funds
(Cost $215,711,306)		219,672,229

SHORT-TERM INVESTMENTS† - 5.8%
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares 0.17%[9]	187,748,900	187,748,900
Western Asset Institutional U.S. Treasury Reserves - Institutional Shares 0.18%[9]	6,528,508	6,528,508
Total Short-Term Investments
(Cost $194,277,408)		194,277,408

	Face Amount[17]

ASSET-BACKED SECURITIES†† - 33.4%
Collateralized Loan Obligations - 25.0%
CIFC Funding Ltd.
2014-3X INC, due 07/22/26[5]	$15,400,000	9,650,339
2014-2A, 5.43% due 05/24/26[6,7]	10,000,000	8,409,790
2015-2A, 4.49% due 12/05/24[6,7]	6,250,000	6,149,211
2012-1X, 8.65% due 08/14/24	4,850,000	4,049,524
2013-2A, 4.28% due 04/21/25[6,7]	4,250,000	4,005,587
2014-3A, 5.45% due 07/22/26[6,7]	4,000,000	3,432,199
2014-1A, 3.89% due 08/14/24[6,7]	3,250,000	3,251,067
2014-1A, 5.93% due 04/18/25[6,7]	2,500,000	1,783,351
2014-1A, 3.48% due 04/18/25[6,7]	1,750,000	1,750,138
2013-4A, 4.33% due 11/27/24[6,7]	1,000,000	967,937
Treman Park CLO Ltd.
2015-1A, due 04/20/27[5,7]	28,400,000	24,086,200
RFTI Issuer Ltd.
2015-FL1, 4.40% due 08/15/30[6,20]	22,841,000	22,782,922
Voya CLO Ltd.
2013-1X, due 04/15/24[5]	20,000,000	12,267,999
2015-3A, 4.63% due 10/15/22[6,7]	4,000,000	3,974,307
2014-3A, 6.11% due 07/25/26[6,7]	2,850,000	2,097,539
2014-2A, 3.63% due 07/17/26[6,7]	2,000,000	1,999,908
Shackleton CLO Ltd.
2014-5A, 3.49% due 05/07/26[6,7]	10,750,000	10,603,341
2013-4A, 3.67% due 01/13/25[6,7]	7,250,000	7,257,250
2014-6A, 4.28% due 07/17/26[6,7]	2,068,000	1,918,070

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

KVK CLO Ltd.
2014-2A, 3.68% due 07/15/26[6,7]	$8,250,000	$8,076,457
2014-1A, 3.72% due 05/15/26[6,7]	5,000,000	4,836,525
2013-1A, due 04/14/25[5,7]	11,900,000	4,335,004
2014-3A, due 10/15/26[5,7]	2,500,000	904,768
Avery
2013-3X COM, due 01/18/25[5]	19,800,000	15,927,120
Babson CLO Ltd.
2012-2A, due 05/15/23[5,7]	11,850,000	5,560,988
2014-IA, due 07/20/25[5,7]	6,400,000	3,892,612
2013-IIA, 3.93% due 01/18/25[6,7]	3,500,000	3,352,448
2014-3A, 5.78% due 01/15/26[6,7]	2,500,000	2,134,329
Resource Capital Corp.
2015-CRE4, 3.53% due 08/15/32[6,7]	7,750,000	7,285,000
2015-CRE3, 4.53% due 03/15/32[6,7]	7,000,000	6,608,513
2013-CRE1, 4.03% due 12/15/28[6,7]	1,000,000	999,250
ALM VII Ltd.
2012-7A, 5.19% due 10/19/24[6,7]	6,500,000	6,500,035
2013-7RA, 4.16% due 04/24/24[6,7]	4,750,000	4,628,461
2013-7R2A, 4.16% due 04/24/24[6,7]	2,500,000	2,432,246
Golub Capital Partners CLO Ltd.
2015-25A, 3.43% due 08/05/27[6,7]	6,000,000	5,897,810
2014-21A, 4.01% due 10/25/26[6,7]	4,300,000	4,147,418
2014-18A, 4.21% due 04/25/26[6,7]	2,200,000	2,178,206
2014-18A, 4.71% due 04/25/26[6,7]	1,200,000	1,079,240
Dryden XXIII Senior Loan Fund
2014-23A, 3.63% due 07/17/23[6,7]	6,000,000	5,942,984
2014-23A, 4.58% due 07/17/23[6,7]	3,425,000	3,410,852
2014-23A, 7.68% due 07/17/23[6,7]	3,750,000	3,166,029
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,7]	14,000,000	12,255,750
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 6.10% due 10/10/26[6,7]	5,400,000	5,092,972
2015-6A, 3.55% due 10/10/26[6,7]	4,000,000	3,963,049
2015-6A, 4.50% due 10/10/26[6,7]	3,000,000	2,948,774
Neuberger Berman CLO Ltd.
2014-12A, 3.81% due 07/25/23[6,7]	5,300,000	5,299,994
2012-12X SUB, due 07/25/23[5]	7,000,000	3,378,401
2012-12A, due 07/25/23[5,7]	5,900,000	2,847,510
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[5,7]	6,400,000	5,058,756
2014-2A, 4.60% due 07/20/23[6,7]	3,000,000	2,988,278
2013-3X SUB, due 07/15/25[5]	4,000,000	2,267,618
2015-1A, 4.45% due 04/20/22[6,7]	1,000,000	1,000,049
NewStar Clarendon Fund CLO LLC
2015-1A, 3.41% due 01/25/27[6,7]	7,000,000	6,934,519
2015-1A, 4.06% due 01/25/27[6,7]	4,000,000	3,875,085

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Telos CLO Ltd.
2014-6A, 3.68% due 01/17/27[6,7]	$5,000,000	$4,936,642
2013-3A, 3.68% due 01/17/24[6,7]	2,750,000	2,749,826
2013-3A, 4.93% due 01/17/24[6,7]	2,550,000	2,539,071
Highbridge Loan Management Ltd.
2014-1A, 4.11% due 09/20/22[6,7]	6,500,000	6,507,673
2014-1A, 5.11% due 09/20/22[6,7]	3,500,000	3,501,895
Brightwood Capital Fund
6.68% due 04/29/23	10,000,000	9,902,542
Newstar Commercial Loan Funding LLC
2015-1A, 4.55% due 01/20/27[6,7]	5,000,000	4,949,600
2013-1A, 5.41% due 09/20/23[6,7]	3,250,000	3,027,217
2014-1A, 5.45% due 04/20/25[6,7]	1,250,000	1,137,669
2013-1A, 6.16% due 09/20/23[6,7]	750,000	681,569
Great Lakes CLO Ltd.
2015-1A, 4.43% due 07/15/26[6,7]	4,250,000	4,063,502
2014-1A, 4.38% due 04/15/25[6,7]	3,000,000	2,913,398
2014-1A, 4.88% due 04/15/25[6,7]	1,500,000	1,365,707
2012-1A, due 01/15/23[5,20]	3,250,000	1,308,359
Betony CLO Ltd.
2015-1A, 6.03% due 04/15/27[6,7]	11,000,000	9,139,008
Venture XIII CLO Ltd.
2013-13A, due 06/10/25[5,7]	11,040,000	6,116,331
2013-13A, 6.15% due 06/10/25[6,7]	2,900,000	2,595,967
Longfellow Place CLO Ltd.
2013-1A, 6.43% due 01/15/24[6,7]	9,250,000	8,542,222
Dryden 41 Senior Loan Fund
2015-41A, due 01/15/28[5,7]	10,500,000	8,484,885
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[5,7]	9,500,000	8,477,098
ACAS CLO Ltd.
2013-1A, 6.80% due 04/20/25[6,7]	4,000,000	3,216,665
2014-1A, 5.63% due 07/18/26[6,7]	2,500,000	2,149,892
2014-2A, 6.43% due 01/15/27[6,7]	2,300,000	2,101,146
2013-1A, 3.45% due 04/20/25[6,7]	1,000,000	999,375
Steele Creek CLO Ltd.
2015-1A, 7.31% due 02/21/27[6,7]	7,550,000	5,555,072
2014-1A, 4.01% due 08/21/26[6,7]	1,500,000	1,500,007
2015-1A, 4.81% due 02/21/27[6,7]	1,350,000	1,292,212
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[5,7]	9,500,000	4,598,068
2013-1A, 3.43% due 04/15/25[6,7]	2,000,000	1,988,301
2013-1A, 4.43% due 04/15/25[6,7]	1,500,000	1,438,268
Atlas Senior Loan Fund V Ltd.
2014-1A, 3.68% due 07/16/26[6,7]	8,000,000	8,000,166
Galaxy XIX CLO Ltd.
2015-19A, due 01/24/27[5,7]	5,500,000	4,817,619
2015-19A, 4.11% due 01/24/27[6,7]	3,000,000	3,001,583
TICP CLO III Ltd.
2014-3A, 4.45% due 01/20/27[6,7]	8,000,000	7,633,744

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Shackleton I CLO Ltd.
2012-1A, 5.57% due 08/14/23[6,7]	$7,500,000	$7,620,977
Atlas Senior Loan Fund IV Ltd.
2014-2A, 3.52% due 02/17/26[6,7]	3,900,000	3,842,756
2014-2A, 4.27% due 02/17/26[6,7]	3,990,000	3,674,739
Cent CLO
2014-16A, 3.96% due 08/01/24[6,7]	7,250,000	7,250,496
OCP CLO Ltd.
2014-7A, 3.70% due 10/20/26[6,7]	5,000,000	4,950,000
2014-6A, 3.78% due 07/17/26[6,7]	2,000,000	1,999,906
ACIS CLO Ltd.
2015-6A, 4.13% due 05/01/27[6,7]	3,000,000	2,955,318
2013-1A, 5.18% due 04/18/24[6,7]	2,100,000	2,099,911
2013-2A, 4.52% due 10/14/22[6,7]	1,800,000	1,756,672
Fortress Credit Investments IV Ltd.
2015-4A, 4.18% due 07/17/23[6,7]	7,300,000	6,783,393
Venture XI CLO Ltd.
2015-11A, 3.77% due 11/14/22[6,7]	4,000,000	4,000,041
2015-11A, 4.77% due 11/14/22[6,7]	2,500,000	2,483,810
Benefit Street Partners CLO Ltd.
2015-IA, 3.78% due 10/15/25[6,7]	6,500,000	6,476,977
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.78% due 10/15/23[6,7]	3,500,000	3,459,084
2014-1A, 3.98% due 10/15/23[6,7]	3,000,000	2,991,450
Catamaran CLO Ltd.
2015-1A, 3.80% due 04/22/27[6,7]	4,000,000	3,953,647
2012-1A, 7.11% due 12/20/23[6,7]	3,250,000	2,221,841
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.16% due 10/15/26[6,7]	3,500,000	3,264,495
2014-5A, 4.21% due 10/15/26[6,7]	3,000,000	2,883,611
Northwoods Capital XIV Ltd.
2014-14A, 4.17% due 11/12/25[6,7]	6,000,000	6,004,504
ALM XIV Ltd.
2014-14A, 3.69% due 07/28/26[6,7]	3,100,000	3,112,273
2014-14A, 4.19% due 07/28/26[6,7]	2,500,000	2,437,891
Fortress Credit BSL Ltd.
2013-1A, 3.59% due 01/19/25[6,7]	5,500,000	5,467,161
Madison Park Funding XIII Ltd.
2014-13A, 6.54% due 01/19/25[6,7]	6,750,000	5,415,877
AIMCO CLO Series
2015-AA, due 01/15/28[5,7]	5,400,000	3,364,604
2015-AA, 3.98% due 01/15/28[6,7]	2,000,000	2,020,061
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.91% due 04/28/26[6,7]	5,500,000	5,176,013
Hull Street CLO Ltd.
2014-1A, 4.28% due 10/18/26[6,7]	5,785,000	5,109,270
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[5,7]	9,600,000	5,058,275

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

ALM VIII Ltd.
2013-8A, 5.20% due 01/20/26[6,7]	$5,000,000	$5,000,024
KKR Financial CLO Ltd.
2015-12, 3.68% due 07/15/27[6,7]	5,000,000	4,995,824
Marea CLO Ltd.
2015-1A, 4.43% due 10/15/23[6,7]	5,000,000	4,942,683
Golub Capital Partners CLO 18 Ltd.
2014-18A, 3.21% due 04/25/26[6,7]	5,000,000	4,926,307
Fortress Credit Funding V, LP
2015-5A, 4.47% due 08/15/22[6,7]	5,000,000	4,912,762
Dryden XXVIII Senior Loan Fund
2013-28A, 4.72% due 08/15/25[6,7]	6,000,000	4,872,249
Fifth Street SLF II Ltd.
2015-2A, 3.56% due 09/29/27[6,7]	5,000,000	4,829,365
Figueroa CLO Ltd.
2013-2A, 4.61% due 12/18/25[6,7]	5,000,000	4,753,004
NewStar Commercial Loan Trust
2007-1A, 3.13% due 09/30/22[6,7]	4,000,000	3,676,735
2007-1A, 2.13% due 09/30/22[6,7]	1,000,000	944,491
Mountain Hawk II CLO Ltd.
2013-2A, 3.30% due 07/22/24[6,7]	2,500,000	2,327,804
2013-2A, 3.85% due 07/22/24[6,7]	2,750,000	2,241,350
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.96% due 07/25/25[6,7]	2,750,000	2,535,612
2014-1A, 4.01% due 07/25/25[6,7]	2,000,000	1,938,646
Golub Capital Partners CLO 24M Ltd.
2015-24A, 5.03% due 02/05/27[6,7]	5,000,000	4,316,678
Halcyon Loan Advisors Funding Ltd.
2012-2A, 3.71% due 12/20/24[6,7]	3,250,000	3,166,244
2012-1A, 3.82% due 08/15/23[6,7]	1,000,000	1,000,010
BlueMountain CLO Ltd.
2012-2A, 4.91% due 11/20/24[6,7]	4,100,000	4,121,668
ARES CLO Ltd.
2016-3A, 4.45% due 01/17/24[6,7]	4,100,000	4,105,781
WhiteHorse X Ltd.
2015-10A, 5.98% due 04/17/27[6,7]	4,980,000	4,068,249
Franklin CLO VI Ltd.
2007-6A, 3.04% due 08/09/19[6,7]	4,165,000	4,052,256
Symphony CLO V Ltd.
2007-5A, 4.93% due 01/15/24[6,7]	4,000,000	4,002,571
Oaktree EIF II Series Ltd.
2014-A2, 4.02% due 11/15/25[6,7]	4,000,000	3,999,802
JFIN CLO Ltd.
2007-1A, 3.50% due 07/20/21[6,7]	4,000,000	3,994,113
Adirondack Park CLO Ltd.
2013-1A, 4.33% due 04/15/24[6,7]	4,000,000	3,930,380
Avery Point IV CLO Ltd.
2014-1A, 5.71% due 04/25/26[6,7]	5,570,000	3,902,027
Gramercy Park CLO Ltd.
2014-1A, 4.73% due 07/17/23[6,7]	1,750,000	1,753,064
2012-1A, due 07/17/23[5,7]	2,650,000	1,445,053
2012-1X, due 07/17/23[5]	1,250,000	681,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Airlie CLO Ltd.
2006-2A, 2.15% due 12/20/20[6,7]	$4,000,000	$3,811,510
Golub Capital Partners CLO 25M Ltd.
2015-25A, 4.43% due 08/05/27[6,7]	4,000,000	3,811,420
Marathon CLO VI Ltd.
2014-6A, 3.67% due 05/13/25[6,7]	3,780,000	3,688,271
Garrison Funding Ltd.
2016-2A, 4.86% due 09/29/27[6,7]	3,700,000	3,659,300
Grayson CLO Ltd.
2006-1A, 1.17% due 11/01/21[6,7]	3,700,000	3,553,663
TICP CLO I Ltd.
2014-1A, 5.22% due 04/26/26[6,7]	4,200,000	3,519,796
Fifth Street Senior Loan Fund I LLC
2015-1A, 4.45% due 01/20/27[6,7]	3,500,000	3,416,771
Mountain View CLO Ltd.
2015-9A, 6.03% due 07/15/27[6,7]	4,000,000	3,400,754
Primus CLO II Ltd.
2007-2A, 1.63% due 07/15/21[6,7]	3,500,000	3,334,134
Mountain Hawk I CLO Ltd.
2013-1A, 3.42% due 01/20/24[6,7]	3,400,000	3,311,888
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 3.98% due 10/18/25[6,7]	3,500,000	3,282,188
Oaktree EIF II Series B1 Ltd.
2015-B1A, 3.92% due 02/15/26[6,7]	3,250,000	3,250,830
DIVCORE CLO Ltd.
2013-1A, 4.42% due 11/15/32[6,7]	3,250,000	3,219,653
NewMark Capital Funding CLO Ltd.
2014-2A, 4.34% due 06/30/26[6,7]	3,500,000	3,186,138
Keuka Park CLO Ltd.
2013-1A, 5.65% due 10/21/24[6,7]	2,250,000	1,590,412
2013-1A, due 10/21/24[5,7]	3,000,000	1,435,304
Neuberger Berman CLO XVIII Ltd.
2014-18A, 3.97% due 11/14/25[6,7]	3,000,000	3,000,024
Marathon CLO V Ltd.
2013-5A, due 02/21/25[5,7]	5,500,000	2,988,621
Flatiron CLO Ltd.
2013-1A, 4.28% due 01/17/26[6,7]	3,200,000	2,986,156
Vibrant CLO II Ltd.
2013-2A, 3.46% due 07/24/24[6,7]	3,000,000	2,978,255
Vibrant CLO Ltd.
2015-1A, 4.58% due 07/17/24[6,7]	3,000,000	2,975,047
Marathon CLO VII Ltd.
2014-7A, 4.24% due 10/28/25[6,7]	3,000,000	2,970,220
Silvermore CLO Ltd.
2014-1A, 3.82% due 05/15/26[6,7]	3,000,000	2,938,136
Race Point V CLO Ltd.
2014-5A, 4.60% due 12/15/22[6,7]	2,900,000	2,898,736
Mountain Hawk III CLO Ltd.
2014-3A, 3.48% due 04/18/25[6,7]	3,000,000	2,880,437
AMMC CLO XI Ltd.
2012-11A, due 10/30/23[5,7]	5,650,000	2,799,004
Sound Point CLO I Ltd.
2012-1A, 5.28% due 10/20/23[6,7]	2,750,000	2,750,207

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Symphony CLO XII Ltd.
2013-12A, 4.18% due 10/15/25[6,7]	$2,700,000	$2,620,951
Symphony CLO IX, LP
2012-9A, 4.93% due 04/16/22[6,7]	2,600,000	2,603,159
West CLO Ltd.
2013-1A, due 11/07/25[5,7]	5,300,000	1,648,679
2013-1A, 3.69% due 11/07/25[6,7]	1,000,000	953,403
Apidos CLO XX
2015-20A, 3.88% due 01/16/27[6,7]	2,500,000	2,528,365
LCM X, LP
2014-10A, 4.43% due 04/15/22[6,7]	2,500,000	2,499,992
Symphony CLO XI Ltd.
2013-11A, 4.68% due 01/17/25[6,7]	2,500,000	2,499,827
Galaxy XVIII CLO Ltd.
2014-18A, 3.68% due 10/15/26[6,7]	2,500,000	2,486,243
Westwood CDO II Ltd.
2007-2A, 2.51% due 04/25/22[6,7]	2,550,000	2,422,368
Gallatin CLO VII Ltd.
2014-1A, 4.44% due 07/15/23[6,7]	2,500,000	2,379,164
Venture XVI CLO Ltd.
2014-16A, 3.43% due 04/15/26[6,7]	2,250,000	2,234,250
Venture XII CLO Ltd.
2013-12A, 4.48% due 02/28/24[6,7]	2,250,000	2,214,472
Callidus Debt Partners CLO Fund VI Ltd.
2007-6A, 3.71% due 10/23/21[6,7]	2,100,000	2,035,388
OHA Credit Partners VII Ltd.
2012-7A, 4.81% due 11/20/23[6,7]	2,000,000	1,999,857
AMMC CLO XIV Ltd.
2014-14A, 3.51% due 07/27/26[6,7]	2,000,000	1,990,961
Blue Hill CLO Ltd.
2013-1A, 3.68% due 01/15/26[6,7]	2,000,000	1,984,531
Cerberus Onshore II CLO LLC
2014-1A, 4.18% due 10/15/23[6,7]	1,000,000	995,409
2014-1A, 4.68% due 10/15/23[6,7]	1,000,000	987,059
Limerock CLO II Ltd.
2014-2A, 3.53% due 04/18/26[6,7]	2,000,000	1,942,378
Lime Street CLO Ltd.
2007-1A, 3.36% due 06/20/21[6,7]	2,000,000	1,818,038
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,6,20]	8,150,000	1,811,637
Jamestown CLO VI Ltd.
2015-6A, 4.06% due 02/20/27[6,7]	2,000,000	1,801,593
NXT Capital CLO LLC
2015-1A, 4.85% due 04/21/27[6,7]	2,000,000	1,784,981
Octagon Investment Partners XIV Ltd.
2012-1A, 7.18% due 01/15/24[6,7]	2,550,000	1,764,997
OHA Credit Partners VI Ltd.
2015-6A, 4.32% due 05/15/23[6,7]	1,750,000	1,753,928
Canyon Capital CLO Ltd.
2013-1A, 3.48% due 01/15/24[6,7]	1,750,000	1,750,894
Symphony CLO XV Ltd.
2014-15A, 3.88% due 10/17/26[6,7]	1,750,000	1,750,008
Octagon Investment Partners XV Ltd.
2013-1A, 3.54% due 01/19/25[6,7]	1,750,000	1,749,982

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Shackleton II CLO Ltd.
2012-2A, 4.75% due 10/20/23[6,7]	$1,750,000	$1,744,405
Octagon Loan Funding Ltd.
2014-1A, due 11/18/26[5,7]	3,000,000	1,726,257
Madison Park Funding XI Ltd.
2013-11A, 4.21% due 10/23/25[6,7]	1,750,000	1,710,620
Landmark VIII CLO Ltd.
2006-8A, 2.14% due 10/19/20[6,7]	1,650,000	1,593,506
MCF CLO IV LLC
2014-1A, 6.58% due 10/15/25[6,7]	1,750,000	1,500,463
OZLM Funding V Ltd.
2013-5A, 3.68% due 01/17/26[6,7]	1,500,000	1,499,956
Covenant Credit Partners CLO I Ltd.
2014-1A, 3.62% due 07/20/26[6,7]	1,500,000	1,499,654
Greywolf CLO III Ltd.
2014-1A, 3.55% due 04/22/26[6,7]	1,500,000	1,495,942
Symphony CLO X Ltd.
2015-10A, 4.56% due 07/23/23[6,7]	1,500,000	1,491,246
MCF CLO III LLC
2014-3A, 3.42% due 01/20/24[6,7]	1,750,000	1,490,958
Finn Square CLO Ltd.
2012-1A, due 12/24/23[5,7]	3,250,000	1,477,148
BNPP IP CLO Ltd.
2014-2A, 6.01% due 10/30/25[6,7]	1,750,000	1,455,222
MCF CLO I LLC
2013-1A, 4.25% due 04/20/23[6,7]	1,500,000	1,442,702
LCM XI, LP
2012-11A, 5.84% due 04/19/22[6,7]	1,500,000	1,438,459
Kingsland IV Ltd.
2007-4A, 2.13% due 04/16/21[6,7]	1,500,000	1,407,299
OHA Park Avenue CLO I Ltd.
2007-1A, 4.11% due 03/14/22[6,7]	1,413,497	1,400,432
Duane Street CLO IV Ltd.
2007-4A, 3.07% due 11/14/21[6,7]	1,400,000	1,377,153
TICP CLO II Ltd.
2014-2A, 3.70% due 07/20/26[6,7]	1,300,000	1,284,601
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.96% due 05/01/22[6,7]	1,250,000	1,240,383
COA Summit CLO Limited
2014-1A, 4.55% due 04/20/23[6,7]	1,250,000	1,231,696
ICE EM CLO
2007-1A, 2.05% due 08/15/22[6,7]	1,250,000	1,218,238
Eaton Vance CLO Ltd.
2014-1A, 5.71% due 07/15/26[6,7]	1,500,000	1,211,297
Venture XX CLO Ltd.
2015-20A, 6.98% due 04/15/27[6,7]	1,600,000	1,163,855
Ares XXV CLO Ltd.
2013-3A, due 01/17/24[5,7]	2,000,000	1,094,808
Rockwall CDO Ltd.
2007-1A, 1.01% due 08/01/24[6,7]	1,090,033	1,081,224
Palmer Square CLO Ltd.
2014-1A, 3.23% due 10/17/22[6,7]	1,000,000	991,291
OHA Loan Funding Ltd.
2013-1A, 4.31% due 07/23/25[6,7]	1,000,000	985,056
Halcyon Loan Investors CLO II, Inc.
2007-2A, 2.11% due 04/24/21[6,7]	1,000,000	976,914

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Cavalry CLO II
2013-2A, 4.68% due 01/17/24[6,7]	$1,000,000	$970,087
WhiteHorse VIII Ltd.
2014-1A, 3.51% due 05/01/26[6,7]	1,000,000	952,432
Eastland CLO Ltd.
2007-1A, 1.16% due 05/01/22[6,7]	1,000,000	944,691
Ares CLO Ltd.
2013-1X, due 04/15/25[5]	1,660,000	803,452
Venture XV CLO Ltd.
2013-15A, 3.78% due 07/15/25[6,7]	750,000	750,060
Venture CLO Ltd.
2013-14A, 3.58% due 08/28/25[6,7]	750,000	741,387
Westwood CDO I Ltd.
2007-1A, 1.53% due 03/25/21[6,7]	700,000	662,421
Gleneagles CLO Ltd.
2005-1A, 1.66% due 11/01/17[6,7]	595,886	592,064
Fortress Credit Opportunities
2005-1A, 0.94% due 07/15/19[6,20]	372,871	357,569
Marathon CLO II Ltd.
2005-2A, due 12/20/19†††,5,6,7	2,250,000	2
Total Collateralized Loan Obligations		835,801,801

Transport-Aircraft - 4.7%
Apollo Aviation Securitization Equity Trust
2014-1, 7.50% due 12/15/29[6]	17,091,346	16,963,161
2014-1, 5.13% due 12/15/29	16,225,962	15,795,974
2016-1A, 6.50% due 03/17/36[7]	5,700,000	5,621,340
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[7]	27,569,373	27,017,985
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[7]	16,363,393	15,751,075
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29[7]	8,609,882	8,545,308
2014-1, 5.25% due 02/15/29[7]	4,721,495	4,674,280
Castle Aircraft SecuritizationTrust
2015-1A, 5.75% due 12/15/40[7]	11,517,499	11,368,854
Stripes
2013-1 A1, 4.03% due 03/20/23†††,3	8,592,345	8,363,425
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	6,494,550	6,429,604
AASET
2014-1 C, 10.00% due 12/15/29	5,890,230	5,881,395
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[20]	3,560,118	3,526,290
2013-1A, 6.38% due 12/13/48[20]	2,485,969	2,286,400
Rise Ltd.
2014-1, 4.75% due 02/12/39	5,869,792	5,799,354
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[7]	5,368,229	5,376,281
Eagle I Ltd.
2014-1A, 5.29% due 12/15/39[7]	4,675,781	4,453,682
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[7]	4,377,678	4,333,901

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

AABS Ltd.
2013-1, 4.88% due 01/15/38	$2,220,033	$2,206,713
Airplanes Pass Through Trust
2001-1A, 1.07% due 03/15/19[6,20]	3,791,006	1,251,032
Total Transport-Aircraft		155,646,054

Collateralized Debt Obligations - 3.6%
Triaxx Prime CDO Ltd.
2006-2A, 0.79% due 10/02/39[6,7]	32,163,124	30,632,049
Putnam Structured Product Funding Ltd.
2003-1A, 1.52% due 10/15/38[6,7]	18,950,000	16,328,854
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[7]	12,000,000	12,191,733
Gramercy Real Estate CDO Ltd.
2007-1A, 1.10% due 08/15/56[6,7]	12,785,451	12,071,469
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[6,7]	15,918,348	11,498,909
N-Star REL CDO VIII Ltd.
2006-8A, 0.89% due 02/01/41[6,7]	8,100,000	7,862,582
2006-8A, 0.82% due 02/01/41[6,7]	97,190	97,013
Highland Park CDO I Ltd.
2006-1A, 1.23% due 11/25/51[6,7]	6,379,580	5,859,096
RAIT CRE CDO I Ltd.
2006-1X A1B, 0.86% due 11/20/46	5,889,997	5,693,802
Static Repackaging Trust Ltd.
2004-1A, 1.86% due 05/10/39[6,7]	5,050,019	4,879,877
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.24% due 11/21/40[6,7]	5,000,000	4,811,055
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[7]	4,750,000	4,770,197
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††6,20	3,068,402	3,076,969
Pasadena CDO Ltd.
2002-1A, 1.71% due 06/19/37[6,7]	1,042,610	1,019,122
Helios Series I Multi Asset CBO Ltd.
2001-1A, 1.79% due 12/13/36[6,7]	105,313	104,703
Total Collateralized Debt Obligations		120,897,430

Financial - 0.1%
CCR Incorporated MT100 Payment Rights Master Trust
2010-CX, 0.96% due 07/10/17[6]	2,993,040	2,974,208
Garanti Diversified Payment Rights Finance Co.
2007-A, 0.85% due 07/09/17[6]	104,000	103,271
Total Financial		3,077,479

Credit Card - 0.0%
Credit Card Pass-Through Trust
2012-BIZ, due 12/15/49[7]	225,519	181,011
Total Asset-Backed Securities
(Cost $1,120,282,675)		1,115,603,775

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

SENIOR FLOATING RATE INTERESTS†† - 18.3%
Technology - 4.5%
EIG Investors Corp.
6.00% due 02/09/23[3]	$18,338,819	$17,055,101
6.48% due 11/08/19	2,623,377	2,541,397
Solera LLC
5.75% due 03/03/23	7,810,750	7,887,217
5.10% due 03/03/21†††,3	5,130,000	4,491,803
TIBCO Software, Inc.
6.50% due 12/04/20	11,632,658	11,451,885
Epicor Software
4.75% due 06/01/22	11,356,250	11,178,865
Deltek, Inc.
5.00% due 06/25/22	8,261,586	8,282,240
Avaya, Inc.
6.25% due 05/29/20	10,891,461	8,023,413
Project Alpha Intermediate Holding, Inc.
9.25% due 08/22/22†††	8,000,000	7,847,671
Advanced Computer Software
10.50% due 01/31/23[3]	4,750,000	4,370,000
6.50% due 03/18/22	3,447,500	3,283,744
Nimbus Acquisition Topco Ltd.
7.25% due 07/15/21†††	GBP 5,050,000	6,459,521
Harbortouch Payments LLC
7.00% due 05/31/22	6,186,094	6,247,955
Landslide Holdings, Inc.
5.50% due 09/27/22	4,850,000	4,880,313
Ceridian Corp.
4.50% due 09/15/20	4,609,835	4,500,352
The Active Network, Inc.
5.50% due 11/13/20	4,481,059	4,447,451
PowerSchool, Inc.
5.88% due 07/30/21†††,3	3,465,000	3,465,000
6.38% due 07/30/21†††,3	800,000	800,000
Greenway Medical Technologies
6.00% due 11/04/20[3]	3,848,856	3,743,012
9.25% due 11/04/21[3]	550,000	507,375
Diebold, Inc.
5.25% due 11/06/23	3,600,000	3,633,012
Netsmart Technologies, Inc.
5.75% due 04/19/23	3,466,313	3,479,311
Ipreo Holdings
4.25% due 08/06/21	3,239,346	3,079,420
Micron Technology, Inc.
6.53% due 04/26/22	3,042,375	3,073,346
Mirion Technologies
5.75% due 03/31/22	2,216,250	2,210,709
CPI Acquisition, Inc.
5.50% due 08/17/22	2,182,372	2,128,730
Severin Acquisition LLC
6.00% due 07/30/21†††,3	2,041,573	2,041,573
Sparta Holding Corp.
6.50% due 07/28/20†††,3	1,814,608	1,803,043
Compucom Systems, Inc.
4.25% due 05/11/20	1,865,732	1,321,554
MRI Software LLC
5.25% due 06/23/21	1,278,409	1,268,821
GlobalLogic Holdings, Inc.
6.25% due 06/02/19	1,167,000	1,164,083
Aspect Software, Inc.
10.50% due 05/25/20	1,065,624	1,037,203
Quorum Business Solutions
5.75% due 08/06/21[3]	658,275	648,401
Hyland Software, Inc.
4.75% due 07/01/22	471,400	474,148
Eze Castle Software, Inc.
7.25% due 04/05/21	400,000	387,332
Flexera Software LLC
8.00% due 04/02/21	350,000	343,438
Total Technology		149,558,439

Consumer, Cyclical - 4.1%
PETCO Animal Supplies, Inc.
5.00% due 01/26/23	10,298,250	10,399,790
5.00% due 01/26/23	5,099,687	5,149,868
Belk, Inc.
5.75% due 12/12/22	11,989,750	10,846,406
Mavis Tire
6.25% due 11/02/20†††,3	9,282,500	9,175,823

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Advantage Sales & Marketing LLC
4.25% due 07/23/21	$8,963,997	$8,846,390
3.39% due 07/25/19†††,3	112,500	104,329
Gates Global, Inc.
4.25% due 07/05/21	8,645,115	8,507,571
Sears Holdings Corp.
5.50% due 06/30/18	7,552,608	7,388,943
Life Time Fitness
4.25% due 06/10/22	6,826,631	6,827,860
Navistar, Inc.
6.50% due 08/07/20	6,451,250	6,463,378
National Vision, Inc.
4.00% due 03/12/21	4,691,638	4,631,820
6.75% due 03/11/22	650,000	605,800
Sky Bet
6.25% due 02/25/22	GBP 3,700,000	4,819,720
Eyemart Express
5.00% due 12/17/21	4,393,750	4,404,734
Amaya Holding B.V.
5.00% due 08/01/21	4,352,960	4,347,519
Neiman Marcus Group, Inc.
4.25% due 10/25/20	4,672,447	4,292,811
Fitness International LLC
6.00% due 07/01/20	4,160,617	4,154,376
PF Chang’s
4.53% due 07/02/19	3,386,792	3,335,990
Floor and Decor Outlets of America, Inc.
6.75% due 09/30/23	3,250,000	3,250,000
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	3,233,676	3,239,400
Men’s Wearhouse
4.50% due 06/18/21	3,177,536	3,143,790
Equinox Fitness
5.00% due 01/31/20	2,942,665	2,959,820
Acosta, Inc.
4.25% due 09/26/21	2,484,956	2,360,708
Dealer Tire LLC
5.50% due 12/22/21	1,965,000	1,979,738
Packers Holdings
4.75% due 12/02/21	1,796,055	1,800,545
Capital Automotive LP
6.00% due 04/30/20	1,770,000	1,779,293
Prime Security Services Borrower LLC
4.75% due 05/02/22	1,645,875	1,660,787
Med Finance Merger Sub LLC
7.25% due 08/16/21†††,3	1,584,634	1,571,771
1-800 Contacts
5.25% due 01/22/23	1,467,625	1,475,580
BBB Industries, LLC
6.00% due 11/03/21	1,455,725	1,457,545
NPC International, Inc.
4.75% due 12/28/18	1,279,609	1,279,609
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,158,174	1,158,174
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	1,050,043	1,034,292
Sterling Intermidiate Corp.
5.75% due 06/20/22	518,384	515,792
Ascena Retail Group
5.25% due 08/21/22	469,934	452,635
Container Store, Inc.
4.25% due 04/05/19	323,675	275,124
Rite Aid Corp.
5.75% due 08/21/20	100,000	100,188
Total Consumer, Cyclical		135,797,919

Industrial - 2.7%
Travelport Holdings LLC
5.00% due 09/02/21	20,542,119	20,626,548
DAE Aviation
5.25% due 07/07/22	6,535,117	6,569,818
CareCore National LLC
5.50% due 03/05/21	4,998,061	4,898,100
SI Organization
5.75% due 11/22/19	3,701,126	3,717,337
GYP Holdings III Corp.
4.50% due 04/01/21	3,455,684	3,443,796
Hardware Holdings LLC
6.75% due 03/30/20[3]	3,430,000	3,344,250
NVA Holdings, Inc.
4.75% due 08/14/21	2,819,931	2,816,406
5.50% due 08/14/21	378,100	378,573

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

SIRVA Worldwide, Inc.
7.50% due 03/27/19[3]	$3,048,354	$3,017,871
Advanced Integration Tech
6.50% due 07/22/21	3,000,000	3,007,500
Flakt Woods
2.88% due 03/20/17†††	EUR 2,691,864	2,993,480
KC Merger Sub, Inc.
6.00% due 08/12/22	2,774,982	2,781,226
Pro Mach Group, Inc.
4.75% due 10/22/21	2,752,481	2,746,288
CHI Overhead Doors, Inc.
4.50% due 07/29/22	2,527,982	2,527,982
Tronair Parent, Inc.
5.50% due 09/08/23	2,500,000	2,475,000
V.Group Ltd.
4.75% due 06/25/21	2,241,634	2,238,832
Exopack Holdings SA
4.50% due 05/08/19	1,979,174	1,975,473
National Technical Systems
7.25% due 06/12/21†††,3	1,879,730	1,832,737
Mast Global
7.75% due 09/12/19†††,3	1,790,536	1,781,645
Thermasys Corp.
5.25% due 05/03/19[3]	2,214,188	1,781,048
Hillman Group, Inc.
4.50% due 06/30/21	1,776,911	1,780,607
CPM Holdings, Inc.
6.00% due 04/11/22	1,678,750	1,685,750
Survitec
5.34% due 03/12/22[3]	GBP 1,125,000	1,417,080
Douglas Dynamics, LLC
5.25% due 12/31/21	1,408,915	1,412,437
Swissport Investments S.A.
6.25% due 02/09/22	EUR 1,250,000	1,412,286
Capstone Logistics
5.50% due 10/07/21	1,386,003	1,354,818
ProAmpac
5.75% due 08/18/22	1,262,258	1,268,569
Constantinople Acquisition GmbH
4.00% due 04/30/22	987,500	989,149
Atkore International, Inc.
7.75% due 10/09/21	850,000	850,357
Bioplan USA, Inc.
5.75% due 09/23/21	797,975	742,116
Hunter Fan Co.
6.73% due 12/20/17[3]	483,949	476,690
Tank Holdings Corp.
5.25% due 03/16/22	464,130	444,020
Doncasters Group Ltd.
9.50% due 10/09/20	456,207	429,405
CEVA Group Plc (United Kingdom)
due 03/19/19†††,3,10	220,000	197,889
6.50% due 03/19/21	217,900	174,228
NANA Development Corp.
8.00% due 03/15/18[3]	390,000	364,650
Hunter Defense Technologies
7.00% due 08/05/19†††,3	389,333	292,000
Power Borrower, LLC
8.25% due 11/06/20	275,000	273,625
Wencor Group
4.04% due 06/19/19†††	100,000	93,637
Total Industrial		90,613,223

Consumer, Non-cyclical - 2.7%
IHC Holding Corp.
7.00% due 04/30/21†††,3	7,406,250	7,321,420
7.25% due 04/30/21†††,3	1,446,375	1,425,892
Affordable Care Holdings Corp.
5.75% due 10/24/22	7,195,625	7,195,624
Lineage Logistics LLC
4.50% due 04/07/21	6,382,781	6,302,996
American Seafoods
6.02% due 08/19/21[3]	5,780,556	5,722,750
One Call Medical, Inc.
5.00% due 11/27/20	6,043,054	5,642,702
Springs Industries, Inc.
7.50% due 06/01/21†††,3	5,100,000	4,991,739
At Home Holding III Corp.
5.00% due 06/03/22	4,937,500	4,912,813
Grocery Outlet, Inc.
5.00% due 10/21/21	4,383,581	4,372,622
ABB Concise Optical Group LLC
6.00% due 06/15/23	4,000,000	4,035,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Authentic Brands
5.50% due 05/27/21	$3,766,104	$3,756,689
American Tire Distributors, Inc.
5.25% due 09/01/21	3,467,945	3,419,394
Chobani LLC
5.50% due 09/29/23	3,300,000	3,283,500
Packaging Coordinators Midco, Inc.
5.00% due 07/03/23	3,192,000	3,192,000
SHO Holding I Corp.
6.00% due 10/27/22[3]	2,977,500	2,962,613
DJO Finance LLC
4.25% due 06/08/20	2,831,977	2,778,878
Chef’s Warehouse Parent LLC
6.75% due 06/22/22[3]	2,613,407	2,587,273
Give and Go Prepared Foods Corp.
6.50% due 07/29/23	2,500,000	2,485,950
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	2,013,366	1,988,198
Reddy Ice Holdings, Inc.
6.75% due 05/01/19	1,061,984	1,003,575
10.75% due 10/01/19[3]	1,125,000	873,754
AMAG Pharmaceuticals
4.75% due 08/17/21	1,669,114	1,669,114
Phillips-Medsize Corp.
4.75% due 06/16/21	1,466,740	1,464,452
Nellson Nutraceutical (US)
6.00% due 12/23/21	1,458,872	1,457,049
Winebow, Inc.
4.75% due 07/01/21	977,500	957,950
NES Global Talent
6.50% due 10/03/19[3]	1,064,191	947,130
CTI Foods Holding Co. LLC
8.25% due 06/28/21	1,035,000	921,150
Nellson Nutraceutical (CAD)
6.00% due 12/23/21	906,130	904,997
Mediware Information Systems, Inc.
5.75% due 09/28/23	800,000	804,000
Advancepierre Foods, Inc.
4.50% due 06/02/23	600,035	604,536
Fender Musical Instruments Corp.
5.75% due 04/03/19	447,750	444,952
Targus Group International, Inc.
due 05/24/16†††,3,10	152,876	—
Total Consumer, Non-cyclical		90,430,712

Financial - 1.5%
Americold Realty Operating Partnership, LP
5.75% due 12/01/22	7,504,941	7,565,957
LPL Financial Holdings, Inc.
4.75% due 11/21/22	5,657,250	5,687,913
USI Holdings Corp.
4.25% due 12/27/19	4,370,412	4,373,691
National Financial Partners Corp.
4.50% due 07/01/20	4,176,106	4,182,203
Assured Partners, Inc.
5.75% due 10/21/22	4,050,894	4,067,340
Alliant Holdings I L.P.
4.75% due 08/12/22	3,504,384	3,501,756
Magic Newco, LLC
5.00% due 12/12/18	3,337,152	3,339,922
Hyperion Insurance
5.50% due 04/29/22	3,250,500	3,174,308
Sedgwick Claims Management Service, Inc.
5.25% due 02/28/21	2,793,000	2,810,456
York Risk Services
4.75% due 10/01/21[3]	3,041,194	2,778,891
Integro Parent, Inc.
6.75% due 10/31/22	2,233,766	2,177,921
Acrisure LLC
6.50% due 05/19/22	2,077,748	2,081,654

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Ryan LLC
6.75% due 08/07/20	$1,640,625	$1,619,100
American Stock Transfer & Trust
5.75% due 06/26/20	1,561,899	1,525,460
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	660,031	553,601
9.25% due 06/10/20	116,932	45,311
Total Financial		49,485,484

Utilities - 1.1%
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22	12,226,500	11,676,307
Linden Cogeneration Power
5.25% due 06/28/23	6,112,154	6,168,691
Dynegy, Inc.
5.00% due 06/27/23	5,900,000	5,942,775
MRP Generation Holding
8.00% due 09/29/22	3,500,000	3,290,000
Panda Hummel
7.00% due 10/27/22	3,000,000	2,885,010
Terraform AP Acquisition Holdings LLC
7.00% due 06/26/22	2,769,305	2,741,612
Osmose Utility Services, Inc.
4.75% due 08/22/22	1,633,500	1,630,952
Panda Power
7.50% due 08/21/20	1,321,688	1,296,906
Exgen Texas Power LLC
5.75% due 09/18/21	499,236	406,254
Total Utilities		36,038,507

Communications - 1.0%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	14,355,604	14,337,659
Mcgraw-Hill Global Education Holdings LLC
5.00% due 05/04/22	4,189,500	4,211,495
Match Group, Inc.
5.50% due 11/16/22	3,217,500	3,233,588
Anaren, Inc.
5.50% due 02/18/21[3]	1,876,736	1,806,359
9.25% due 08/18/21[3]	1,500,000	1,335,000
Proquest LLC
5.75% due 10/24/21	2,713,491	2,713,491
Numericable US LLC
4.75% due 02/10/23	2,020,299	2,033,552
Mitel Networks Corp.
5.50% due 04/29/22	1,212,217	1,219,418
Internet Brands
4.75% due 07/08/21	1,163,748	1,165,203
MergerMarket Ltd.
4.50% due 02/04/21	1,170,980	1,153,415
Bureau van Dijk Electronic Publishing BV
4.88% due 09/20/21[3]	GBP 787,910	1,019,878
Liberty Cablevision of Puerto Rico LLC
4.50% due 01/07/22	600,000	591,378
Total Communications		34,820,436

Basic Materials - 0.4%
PQ Corp.
5.75% due 11/04/22	3,840,375	3,866,796
Azelis Finance S.A.
6.50% due 12/16/22	2,282,750	2,308,431
Platform Specialty Products
5.50% due 06/07/20	1,934,787	2,008,810
Zep, Inc.
5.50% due 06/27/22	1,975,000	1,977,469
Chromaflo Technologies
4.50% due 12/02/19	1,059,202	1,057,878
Hoffmaster Group, Inc.
5.25% due 05/08/20	690,696	690,696
Noranda Aluminum Acquisition Corp.
7.00% due 02/28/19	959,142	105,506
Total Basic Materials		12,015,586

Energy - 0.3%
Veresen Midstream LP
5.25% due 03/31/22	6,220,270	6,163,230
Cactus Wellhead
7.00% due 07/31/20	2,810,178	2,156,812

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

PSS Companies
5.50% due 01/28/20[3]	$854,837	$624,031
Total Energy		8,944,073

Electric - 0.0%
Panda Temple II Power
7.25% due 04/03/19	992,500	905,656
Stonewall (Green Energy)
6.50% due 11/12/21	500,000	485,000
Total Electric		1,390,656
Total Senior Floating Rate Interests
(Cost $614,957,759)		609,095,035

CORPORATE BONDS†† - 13.7%
Financial - 4.3%
Citigroup, Inc.
5.95% due 12/31/49[6,11]	11,259,000	11,470,119
5.88% due 12/31/49[6,11]	9,280,000	9,373,728
5.95% due 12/29/49[6,11]	8,300,000	8,598,219
5.90% due 12/31/49[6,11]	3,300,000	3,415,500
Bank of America Corp.
6.10% due 03/12/49[6,11]	17,000,000	17,722,499
6.30% due 12/31/49[6,11]	6,100,000	6,626,125
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[7]	10,274,000	10,017,149
7.50% due 04/15/21[7]	4,751,000	4,620,348
6.88% due 04/15/22[7]	1,100,000	1,023,000
Atlas Mara Ltd.
8.00% due 12/31/20[3]	14,400,000	12,096,000
GEO Group, Inc.
6.00% due 04/15/26	6,450,000	5,482,500
5.88% due 10/15/24	3,850,000	3,311,000
5.88% due 01/15/22	2,000,000	1,800,000
5.13% due 04/01/23	200,000	170,000
Kennedy-Wilson, Inc.
5.88% due 04/01/24	9,550,000	9,621,625
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[7]	7,926,000	7,926,000
Fifth Third Bancorp
4.90% due 12/31/49[6,11]	7,700,000	7,461,300
CIC Receivables Master Trust
4.89% due 10/07/21†††	6,240,706	6,296,621
Customers Bank
6.13% due 06/26/29[6,20]	4,500,000	4,545,000
Greystar Real Estate Partners LLC
8.25% due 12/01/22[7]	3,325,000	3,524,500
NFP Corp.
9.00% due 07/15/21[7]	3,061,000	3,144,795
Univest Corporation of Pennsylvania
5.10% due 03/30/25[3,6]	2,500,000	2,500,000
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[7]	1,700,000	1,547,000
FBM Finance, Inc.
8.25% due 08/15/21[7]	1,200,000	1,254,000
NewStar Financial, Inc.
7.25% due 05/01/20	1,225,000	1,206,625
Total Financial		144,753,653

Energy - 2.3%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	14,375,000	16,659,733
CONSOL Energy, Inc.
8.00% due 04/01/23	10,300,000	9,991,000
Buckeye Partners, LP
4.35% due 10/15/24	9,701,000	9,845,254
SandRidge Energy, Inc.
8.75% due 06/01/20[7,12]	23,454,000	8,443,440
Approach Resources, Inc.
7.00% due 06/15/21	8,093,000	6,474,400
Comstock Resources, Inc.
10.00% due 03/15/20	5,650,000	5,226,250
Gibson Energy, Inc.
6.75% due 07/15/21[7]	4,590,000	4,693,274
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
9.25% due 05/18/20†††,3,12	5,037,000	3,525,900
Hess Corp.
7.30% due 08/15/31	2,950,000	3,498,417

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.
6.13% due 03/01/22	$2,600,000	$2,626,000
Unit Corp.
6.63% due 05/15/21	2,850,000	2,404,688
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	1,675,000	1,695,938
PDC Energy, Inc.
6.13% due 09/15/24	650,000	672,750
7.75% due 10/15/22	450,000	480,375
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[12,20]	7,557,400	906,888
Antero Resources Corp.
5.63% due 06/01/23	775,000	789,531
Total Energy		77,933,838

Communications - 1.7%
DISH DBS Corp.
5.88% due 11/15/24	18,200,000	17,972,500
7.75% due 07/01/26	2,900,000	3,081,250
SFR Group S.A.
6.00% due 05/15/22[7]	7,725,000	7,879,500
6.25% due 05/15/24[7]	6,622,000	6,578,639
Avaya, Inc.
7.00% due 04/01/19[7]	9,505,000	7,009,938
MDC Partners, Inc.
6.50% due 05/01/24[7]	5,000,000	4,625,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]	2,400,000	2,592,000
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[7]	2,410,000	2,566,650
TIBCO Software, Inc.
11.38% due 12/01/21[7]	2,750,000	2,447,500
EIG Investors Corp.
10.88% due 02/01/24†††,20	1,100,000	913,822
Total Communications		55,666,799

Consumer, Non-cyclical - 1.4%
Vector Group Ltd.
7.75% due 02/15/21	18,610,000	19,627,967
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[7]	18,709,000	18,802,545
Central Garden & Pet Co.
6.13% due 11/15/23	4,475,000	4,788,250
Opal Acquisition, Inc.
8.88% due 12/15/21[7]	2,060,000	1,689,200
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[7]	1,125,000	1,116,563
Bumble Bee Holdco SCA
9.63% due 03/15/18[7]	1,076,000	1,067,930
Total Consumer, Non-cyclical		47,092,455

Basic Materials - 1.2%
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[6,7]	14,500,000	16,421,250
Yamana Gold, Inc.
4.95% due 07/15/24	12,400,000	12,808,939
Eldorado Gold Corp.
6.13% due 12/15/20[7]	7,570,000	7,622,990
Alcoa Nederland Holding BV
6.75% due 09/30/24[7]	1,800,000	1,869,750
7.00% due 09/30/26[7]	550,000	568,563
Constellium N.V.
7.88% due 04/01/21[7]	1,250,000	1,334,375
Mirabela Nickel Ltd.
2.38% due 06/24/19†††,3	1,885,418	527,917
1.00% due 09/10/44†††,3	37,690	—
Total Basic Materials		41,153,784

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

Technology - 0.9%
Micron Technology, Inc.
5.25% due 08/01/23	$11,200,000	$11,060,000
7.50% due 09/15/23[7]	2,250,000	2,499,165
NCR Corp.
6.38% due 12/15/23	6,010,000	6,355,575
Infor US, Inc.
6.50% due 05/15/22	5,720,000	5,791,500
Epicor Software
9.25% due 06/21/23†††	1,850,000	1,807,450
First Data Corp.
7.00% due 12/01/23[7]	1,100,000	1,163,250
Total Technology		28,676,940

Industrial - 0.6%
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[7]	5,800,000	6,223,864
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[3]	5,950,000	5,518,625
Novelis Corp.
6.25% due 08/15/24[7]	2,750,000	2,918,438
5.88% due 09/30/26[7]	1,600,000	1,638,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,7	1,764,867	1,733,275
LMI Aerospace, Inc.
7.38% due 07/15/19	1,550,000	1,557,750
Infor US, Inc.
5.75% due 05/15/22	EUR 1,120,000	1,231,570
CEVA Group plc
7.00% due 03/01/21[7]	263,000	213,030
Total Industrial		21,034,552

Consumer, Cyclical - 0.6%
WMG Acquisition Corp.
6.75% due 04/15/22[7]	6,050,000	6,397,875
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23	5,500,000	4,840,000
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	2,500,000	2,703,125
Nathan’s Famous, Inc.
10.00% due 03/15/20[7]	2,450,000	2,695,000
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[7]	1,800,000	1,818,000
Total Consumer, Cyclical		18,454,000

Diversified - 0.5%
HRG Group, Inc.
7.88% due 07/15/19	15,017,000	15,824,164

Utilities - 0.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[7]	2,865,000	2,850,675
Terraform Global Operating LLC
13.75% due 08/15/22[7,13]	2,700,000	2,781,000
FPL Energy National Wind LLC
5.61% due 03/10/24[20]	40,202	39,197
Total Utilities		5,670,872
Total Corporate Bonds
(Cost $445,331,469)		456,261,057

COLLATERALIZED MORTGAGE OBLIGATIONs†† - 10.0%
Residential Mortgage Backed Securities - 7.3%
Banc of America Funding Ltd.
2013-R1, 0.71% due 11/03/41[6,7]	28,124,214	25,622,707
NRPL Trust
2015-1A, 3.88% due 11/01/54[7]	19,217,434	19,086,278
2014-2A, 3.75% due 10/25/57[6,7]	6,060,769	6,036,523
RALI Series Trust
2006-QO10, 0.68% due 01/25/37[6]	11,305,218	9,533,528

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

2007-QO2, 0.68% due 02/25/47[6]	$12,963,357	$7,377,964
2006-QO2, 0.80% due 02/25/46[6]	13,941,822	6,283,164
2006-QO2, 0.75% due 02/25/46[6]	4,025,814	1,771,679
American Home Mortgage Assets Trust
2007-1, 1.21% due 02/25/47[6]	34,400,717	20,391,212
Lehman XS Trust Series
2006-16N, 0.72% due 11/25/46[6]	11,754,787	9,687,910
2006-10N, 0.74% due 07/25/46[6]	8,589,745	6,839,790
LSTAR Securities Investment Ltd.
2016-3, 2.53% due 09/01/21[6,7]	15,600,000	15,399,889
LSTAR Securities Investment Trust
2015-1, 2.53% due 01/01/20[6,7]	13,045,819	13,026,250
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[7]	12,195,113	12,090,590
Nomura Resecuritization Trust
2015-4R, 1.31% due 03/26/36[6,7]	6,601,279	6,259,332
2012-1R, 0.96% due 08/27/47[6,7]	5,881,917	5,801,335
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[7]	10,997,313	10,964,782
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 0.72% due 07/25/37[6]	12,396,309	9,893,700
GSAA Home Equity Trust
2006-3, 0.83% due 03/25/36[6]	5,582,277	3,688,356
2007-7, 0.80% due 07/25/37[6]	3,741,963	3,329,596
2006-14, 0.78% due 09/25/36[6]	4,497,821	2,773,061
GSAA Trust
2006-9, 0.77% due 06/25/36[6]	14,711,200	8,054,551
Luminent Mortgage Trust
2006-2, 0.73% due 02/25/46[6]	11,672,231	7,996,913
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.35% due 11/25/46[6]	9,721,404	6,974,453
HSI Asset Securitization Corporation Trust
2005-OPT1, 0.95% due 11/25/35[6]	7,320,000	6,365,251
American Home Mortgage Investment Trust
2006-1, 0.92% due 03/25/46[6]	5,905,653	4,892,246
GCAT LLC
2015-1, 3.63% due 05/26/20[7,14]	4,449,308	4,456,148
Alliance Bancorp Trust
2007-OA1, 0.77% due 07/25/37[6]	4,508,346	3,287,219
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.67% due 07/25/37[6,7]	2,445,948	2,091,175
Morgan Stanley Re-REMIC Trust
2010-R5, 1.12% due 06/26/36[6,7]	2,144,902	1,553,718
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 0.67% due 07/25/36[6]	1,218,421	1,075,311

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

First Franklin Mortgage Loan Trust
2006-FF1, 0.97% due 01/25/36[6]	$1,225,000	$985,601
GreenPoint Mortgage Funding Trust
2007-AR1, 0.61% due 02/25/47[6]	227,802	225,873
Total Residential Mortgage Backed Securities		243,816,105

Commercial Mortgage Backed Securities - 2.5%
Motel 6 Trust
2015-MTL6, 5.28% due 02/05/30[7]	34,450,000	34,531,003
GS Mortgage Securities Corporation Trust
2016-ICE2, 9.02% due 02/15/33[6,7]	28,300,000	28,244,546
CDGJ Commercial Mortgage Trust
2014-BXCH, 4.77% due 12/15/27[6,7]	11,694,646	11,585,151
BXHTL Mortgage Trust
2015-JWRZ, 4.21% due 05/15/29[6,7]	5,000,000	4,890,311
GE Business Loan Trust
2007-1A, 0.97% due 04/16/35[6,7]	3,983,494	3,497,189
Total Commercial Mortgage Backed Securities		82,748,200

Military Housing - 0.2%
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[20]	5,850,300	5,902,602
Total Collateralized Mortgage Obligations
(Cost $335,314,513)		332,466,907

FOREIGN GOVERNMENT BONDS†† - 1.5%
Kenya Government International Bond
6.88% due 06/24/24[7]	25,000,000	24,500,000
Dominican Republic International Bond
6.85% due 01/27/45[7]	21,700,000	24,304,000
Total Foreign Government Bonds
(Cost $48,143,574)		48,804,000

FEDERAL AGENCY DISCOUNT NOTES†† - 1.0%
Federal Home Loan Bank[15]
0.22% due 10/25/16	32,000,000	31,995,307
Total Federal Agency Discount Notes
(Cost $31,995,307)		31,995,307

SENIOR FIXED RATE INTERESTS†† - 0.1%
Communications - 0.1%
Lions Gate Entertainment Corp.
5.00% due 03/17/22	2,110,000	2,146,925

Financial - 0.0%
Magic Newco, LLC
12.00% due 06/12/19	1,075,000	1,128,750

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc.
2019-B., 7.5% due 12/31/19†††,3	42,952	60,059
2019-A-2, 7.5% due 12/31/19†††,3	14,317	20,019
Total Consumer, Non-cyclical		80,078
Total Senior Fixed Rate Interests
(Cost $3,384,723)		3,355,753

COMMERCIAL PAPER†† - 8.7%
Hasbro, Inc.
0.60% due 10/07/16[7]	49,300,000	49,295,070
BAT International Finance PLC
0.78% due 10/12/16	45,000,000	44,989,275

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Face Amount[17]	Value

American Water Capital Corp.
0.67% due 10/11/16[7]	$39,000,000	$38,992,742
Nissan Motor Acceptance Corp.
0.68% due 10/17/16[7]	35,000,000	34,989,422
Omnicom Capital, Inc.
0.73% due 10/25/16	28,000,000	27,988,077
Ryder System, Inc.
0.73% due 10/24/16	26,830,000	26,817,536
Mondelez International, Inc.
0.71% due 10/25/16	20,000,000	19,990,533
Wal-Mart Stores, Inc.
0.31% due 10/11/16	17,000,000	16,998,536
General Mills, Inc.
0.63% due 10/12/16	15,000,000	14,997,113
Campbell Soup Co.
0.65% due 11/07/16	15,000,000	14,989,979
Total Commercial Paper
(Cost $290,048,283)		290,048,283

REPURCHASE AGREEMENTS††,16 - 0.0%
Barclays
issued 03/24/16 at 0.00% open maturity[1]	769,375	769,375
issued 12/17/15 at (0.15)% open maturity[1]	489,375	489,375
Total Repurchase Agreements
(Cost $1,258,750)		1,258,750

	Contracts

OPTIONS PURCHASED† - 0.1%
Call options on:
SPDR Gold Shares March 2017 Expiring with strike price of $135.00	9,069	$2,040,525
Total Call options		2,040,525
Total Options Purchased
(Cost $5,940,195)		2,040,525

Total Investments - 102.5%
(Cost $3,418,645,761)		$3,417,212,759

	Shares

COMMON STOCKS SOLD SHORT† - (1.2)%
Utilities - (0.0)%
South Jersey Industries, Inc.	16,317	(482,167)

Communications - (0.0)%
Amazon.com, Inc.*	713	(597,002)
TripAdvisor, Inc.*	12,182	(769,659)
Total Communications		(1,366,661)

Consumer, Non-cyclical - (0.0)%
Cantel Medical Corp.	4,794	(373,836)
Monro Muffler Brake, Inc.	6,621	(405,007)
Vertex Pharmaceuticals, Inc.*	10,071	(878,292)
Total Consumer, Non-cyclical		(1,657,135)

Industrial - (0.1)%
Aerovironment, Inc.*	16,120	(393,489)
EnPro Industries, Inc.	8,575	(487,232)
Itron, Inc.*	9,006	(502,175)
Martin Marietta Materials, Inc.	2,907	(520,673)
Vulcan Materials Co.	6,485	(737,539)
Louisiana-Pacific Corp.*	50,766	(955,924)
Total Industrial		(3,597,032)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

Basic Materials - (0.1)%
NewMarket Corp.	908	$(389,823)
Sensient Technologies Corp.	6,870	(520,746)
FMC Corp.	10,999	(531,692)
Ashland Global Holdings, Inc.	5,249	(608,622)
Balchem Corp.	9,827	(761,886)
Royal Gold, Inc.	16,600	(1,285,338)
Total Basic Materials		(4,098,107)

Technology - (0.2)%
Ultimate Software Group, Inc.*	1,958	(400,196)
CommVault Systems, Inc.*	8,804	(467,757)
Intuit, Inc.	4,497	(494,715)
Semtech Corp.*	18,829	(522,128)
Silicon Laboratories, Inc.*	8,915	(524,202)
Medidata Solutions, Inc.*	11,942	(665,886)
Cypress Semiconductor Corp.	88,146	(1,071,855)
Autodesk, Inc.*	19,616	(1,418,825)
Total Technology		(5,565,564)

Consumer, Cyclical - (0.2)%
Crocs, Inc.*	37,705	(312,952)
Pool Corp.	3,393	(320,706)
LKQ Corp.*	9,461	(335,487)
Popeyes Louisiana Kitchen, Inc.*	6,425	(341,425)
Mobile Mini, Inc.	11,551	(348,840)
Motorcar Parts of America, Inc.*	12,475	(359,031)
Core-Mark Holding Company, Inc.	11,490	(411,342)
Kate Spade & Co.*	26,171	(448,309)
Papa John’s International, Inc.	6,205	(489,264)
Hanesbrands, Inc.	21,544	(543,986)
Under Armour, Inc. — Class A*	15,339	(593,313)
CarMax, Inc.*	15,839	(845,011)
Wynn Resorts Ltd.	10,815	(1,053,597)
Total Consumer, Cyclical		(6,403,263)

Financial - (0.5)%
Life Storage, Inc.	3,471	(308,711)
Taubman Centers, Inc.	4,546	(338,268)
Bank of the Ozarks, Inc.	8,879	(340,953)
Safety Insurance Group, Inc.	5,073	(341,007)
Extra Space Storage, Inc.	4,475	(355,360)
American Assets Trust, Inc.	8,451	(366,604)
Glacier Bancorp, Inc.	13,916	(396,884)
American Tower Corp. — Class A	3,548	(402,095)
Liberty Property Trust	10,054	(405,679)
Community Bank System, Inc.	8,463	(407,155)
SL Green Realty Corp.	3,914	(423,103)
Essex Property Trust, Inc.	1,907	(424,689)
Webster Financial Corp.	11,461	(435,633)
Kite Realty Group Trust	17,172	(476,008)
Morgan Stanley	14,879	(477,021)
Camden Property Trust	5,780	(484,017)
Welltower, Inc.	6,741	(504,025)
Douglas Emmett, Inc.	13,996	(512,673)
EastGroup Properties, Inc.	7,042	(518,010)
Federal Realty Investment Trust	3,420	(526,441)
Simon Property Group, Inc.	2,613	(540,917)
Equity One, Inc.	17,871	(547,031)
People’s United Financial, Inc.	35,553	(562,448)
Duke Realty Corp.	20,848	(569,776)
Realty Income Corp.	8,703	(582,492)
Boston Properties, Inc.	4,456	(607,309)
HCP, Inc.	16,067	(609,742)
Mercury General Corp.	11,256	(617,392)
AvalonBay Communities, Inc.	3,479	(618,705)
Associated Banc-Corp.	34,047	(666,981)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Value

Vornado Realty Trust	6,847	$(692,985)
Valley National Bancorp	71,972	(700,287)
Crown Castle International Corp.	7,702	(725,605)
Total Financial		(16,486,006)

Total Common Stocks Sold Short
(Proceeds $35,848,542)		(39,655,935)

	Face Amount

CORPORATE BONDS SOLD SHORT†† - (0.0)%
Envision Healthcare Corp.
5.13% due 07/01/22[7]	$1,250,000	(1,243,750)
Total Corporate Bonds Sold Short
(Cost $1,241,725)		(1,243,750)
Total Securities Sold Short - (1.2)%
(proceeds $37,090,267)		(40,899,685)

	Contracts

OPTIONS WRITTEN† - 0.0%
Call options on:
SPDR Gold Shares Expiring March 2017 with strike price of $150.00	9,069	(594,020)
Total Options Written
(Premiums received $2,711,631)		(594,020)
Other Assets & Liabilities, net - (1.3)%		(43,297,814)
Total Net Assets - 100.0%		$3,332,421,240

	Units	Unrealized Gain (Loss)

OTC EQUITY SWAP AGREEMENTs††
Morgan Stanley June 2017 Macro Opportunities Long Custom Basket Swap 1.03%[18], Terminating 11/30/17 (Notional Value $63,513,017)		$1,656,222

OTC total return SWAP AGREEMENTS††
Bank of America December 2016 U.S. Treasury Note 2.25% due 11/15/25 Swap 0.20%[21], Terminating 12/07/16 (Notional Value $261,567,739)	264,137,000	$(1,107,810)

OTC total return SWAP AGREEMENTs SOLD SHORT††
Barclays December 2016 German Bund Swap 1.25%,[4] Terminating 12/08/16 (Notional Value $244,151,115)	214,754,000	$(315,383)

OTC equity SWAP AGREEMENTs SOLD SHORT††
Morgan Stanley June 2017 Macro Opportunities Short Custom Basket Swap 0.05%[19] Terminating 11/30/17 (Notional Value $72,357,497)		$(3,271,965)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Gain

Custom Basket of Long Securities[18]
Energizer Holdings, Inc.	15,180	$217,486
WestRock Co.	18,768	175,963
Intel Corp.	25,875	139,521
Trinity Industries, Inc.	18,475	118,263
QUALCOMM, Inc.	5,048	114,423
United Continental Holdings, Inc.*	21,119	113,090
Mallinckrodt plc*	7,527	110,764
eBay, Inc.*	11,308	103,893
Science Applications International Corp.	7,074	94,784
Merck & Company, Inc.	9,060	88,933
Teradyne, Inc.	34,277	88,441
Lincoln National Corp.	10,880	88,089
Waters Corp.*	2,234	85,854
Cambrex Corp.*	9,428	83,260
Ciena Corp.*	14,568	78,756
Amgen, Inc.	5,108	78,442
Scripps Networks Interactive, Inc. — Class A	19,436	76,177
Scotts Miracle-Gro Co. — Class A	4,821	70,146
Post Holdings, Inc.*	5,763	69,415
Oasis Petroleum, Inc.*	28,394	61,467
United Natural Foods, Inc.*	23,803	60,785
International Paper Co.	12,151	59,113
Harris Corp.	3,544	56,530
Bank of America Corp.	21,416	44,546
Microsoft Corp.	5,561	42,290
Discovery Communications, Inc. — Class A*	31,835	41,307
United Rentals, Inc.*	7,791	40,451
UGI Corp.	23,708	37,503
Foot Locker, Inc.	7,859	35,691
Emergent BioSolutions, Inc.*	13,236	35,028
F5 Networks, Inc.*	4,229	34,905
Brinker International, Inc.	6,086	30,742
FedEx Corp.	2,232	30,020
Citigroup, Inc.	7,146	29,919
AECOM*	19,571	28,096
Polaris Industries, Inc.	5,636	27,413
Intuitive Surgical, Inc.*	469	23,101
Carlisle Companies, Inc.	4,734	22,489
SUPERVALU, Inc.*	70,941	21,201
Becton Dickinson and Co.	2,326	20,970
Baxter International, Inc.	6,596	20,854
Brocade Communications Systems, Inc.	72,236	20,093
Universal Corp.	7,450	20,078
Rockwell Automation, Inc.	2,768	19,836
Agilent Technologies, Inc.	9,902	19,492
Accenture plc — Class A	3,417	16,416
Brunswick Corp.	6,844	14,871
PepsiCo, Inc.	3,251	11,359
Steel Dynamics, Inc.	13,250	11,157
Jacobs Engineering Group, Inc.*	8,088	10,471
Juniper Networks, Inc.	43,061	8,027
American Airlines Group, Inc.	9,567	7,640
Fidelity National Information Services, Inc.	5,196	6,888
AmerisourceBergen Corp. — Class A	11,105	5,874
Alliance Data Systems Corp.*	1,512	4,910
Snap-on, Inc.	2,033	4,874
Avery Dennison Corp.	4,755	4,752
Big Lots, Inc.	7,237	4,589
Altria Group, Inc.	7,505	3,293
Casey’s General Stores, Inc.	4,810	3,283
Nucor Corp.	11,898	2,008
Telephone & Data Systems, Inc.	17,663	1,835
Sysco Corp.	6,423	182
Hain Celestial Group, Inc.*	9,144	113

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Gain (Loss)

Synchrony Financial	25,723	$(283)
Staples, Inc.	37,123	(947)
Ameren Corp.	20,881	(1,034)
Best Buy Company, Inc.	12,470	(1,071)
General Motors Co.	12,714	(1,737)
Skechers U.S.A., Inc. — Class A*	13,722	(3,173)
Archer-Daniels-Midland Co.	18,013	(3,518)
Bed Bath & Beyond, Inc.	10,860	(3,907)
Discover Financial Services	8,950	(4,046)
Xcel Energy, Inc.	9,452	(4,108)
Target Corp.	6,931	(4,586)
RR Donnelley & Sons Co.	23,993	(6,027)
Hawaiian Electric Industries, Inc.	13,352	(7,141)
FirstEnergy Corp.	25,753	(7,144)
PG&E Corp.	5,624	(7,670)
Automatic Data Processing, Inc.	3,528	(8,316)
Robert Half International, Inc.	10,711	(8,523)
Equity Residential	4,846	(9,503)
Old Republic International Corp.	24,587	(10,308)
Pitney Bowes, Inc.	20,970	(10,915)
Alaska Air Group, Inc.	15,656	(11,034)
HollyFrontier Corp.	10,217	(14,265)
Mosaic Co.	15,618	(16,561)
Southwest Airlines Co.	21,955	(20,582)
Lockheed Martin Corp.	1,321	(21,030)
Duke Energy Corp.	8,461	(22,204)
MEDNAX, Inc.*	10,919	(24,640)
Progressive Corp.	21,607	(24,755)
Wells Fargo & Co.	17,564	(26,937)
The Gap, Inc.	25,640	(30,189)
DaVita, Inc.*	11,686	(31,202)
Pfizer, Inc.	27,073	(38,589)
CNO Financial Group, Inc.	20,568	(38,792)
ManpowerGroup, Inc.	12,402	(45,748)
JetBlue Airways Corp.*	46,881	(46,489)
Eastman Chemical Co.	9,204	(47,479)
Campbell Soup Co.	5,773	(48,109)
Danaher Corp.	18,476	(48,311)
VeriSign, Inc.*	8,094	(51,505)
Total System Services, Inc.	14,140	(59,549)
Level 3 Communications, Inc.*	23,415	(63,972)
Flowers Foods, Inc.	43,819	(64,049)
Cal-Maine Foods, Inc.	15,607	(65,970)
CenturyLink, Inc.	47,435	(73,237)
Frontier Communications Corp.	160,125	(78,336)
Ford Motor Co.	78,508	(85,425)
Michael Kors Holdings Ltd.*	23,597	(96,444)
Cognizant Technology Solutions Corp. — Class A*	13,933	(100,007)
Total Custom Basket of Long Securities		$1,602,795

Custom Basket of Short Securities[19]
Alexion Pharmaceuticals, Inc.*	(5,980)	65,467
VF Corp.	(10,026)	64,650
Cree, Inc.*	(13,298)	53,001
New York Community Bancorp, Inc.	(87,665)	50,990
Orbital ATK, Inc.	(4,436)	46,330
New Jersey Resources Corp.	(9,113)	40,024
NIKE, Inc. — Class B	(15,522)	39,661
Mattel, Inc.	(18,332)	37,529
Macerich Co.	(4,448)	34,343
Fortune Brands Home & Security, Inc.	(5,411)	32,109
General Electric Co.	(37,171)	29,770
FactSet Research Systems, Inc.	(2,328)	24,953
Dollar Tree, Inc.*	(5,553)	21,741
UDR, Inc.	(16,359)	18,890
AutoNation, Inc.*	(7,666)	18,658

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Gain (Loss)

salesforce.com, Inc.*	(5,131)	$15,804
Tempur Sealy International, Inc.*	(6,094)	14,845
Healthcare Realty Trust, Inc.	(10,344)	13,405
Kilroy Realty Corp.	(4,668)	12,204
Jones Lang LaSalle, Inc.	(2,704)	11,231
NiSource, Inc.	(23,020)	10,775
Mohawk Industries, Inc.*	(1,540)	10,012
Manhattan Associates, Inc.*	(5,396)	9,769
Highwoods Properties, Inc.	(6,060)	9,409
Equinix, Inc.	(1,432)	6,570
Eversource Energy	(5,617)	5,894
Legg Mason, Inc.	(13,924)	5,379
MDC Holdings, Inc.	(17,026)	4,275
Paychex, Inc.	(5,433)	4,083
Prologis, Inc.	(10,715)	4,006
Northern Trust Corp.	(4,647)	3,228
PNC Financial Services Group, Inc.	(5,158)	2,857
Regeneron Pharmaceuticals, Inc.*	(783)	2,650
Tractor Supply Co.	(4,697)	2,617
3M Co.	(1,797)	2,127
Panera Bread Co. — Class A*	(1,655)	2,054
Moody’s Corp.	(2,920)	1,315
Monster Beverage Corp.*	(2,173)	618
McDonald’s Corp.	(3,903)	414
Financial Engines, Inc.	(10,766)	108
Kennametal, Inc.	(16,323)	(496)
Intercontinental Exchange, Inc.	(1,978)	(683)
Advance Auto Parts, Inc.	(2,149)	(1,659)
Lennox International, Inc.	(2,281)	(2,098)
Bottomline Technologies de, Inc.*	(13,719)	(2,305)
Tiffany & Co.	(8,359)	(2,371)
Eli Lilly & Co.	(7,922)	(2,639)
Alphabet, Inc. — Class C*	(414)	(3,488)
Priceline Group, Inc.*	(218)	(3,499)
Wendy’s Co.	(43,821)	(3,532)
Ecolab, Inc.	(4,612)	(4,201)
Fulton Financial Corp.	(30,571)	(4,989)
AMETEK, Inc.	(6,772)	(5,288)
Bob Evans Farms, Inc.	(11,256)	(5,306)
Starbucks Corp.	(6,008)	(5,934)
Illinois Tool Works, Inc.	(4,198)	(5,964)
IDEXX Laboratories, Inc.*	(2,887)	(6,158)
O’Reilly Automotive, Inc.*	(1,159)	(6,187)
Sterling Bancorp	(18,543)	(6,434)
Air Products & Chemicals, Inc.	(2,166)	(6,663)
Arthur J Gallagher & Co.	(6,662)	(7,333)
Sempra Energy	(5,181)	(7,355)
Edgewell Personal Care Co.*	(4,082)	(7,439)
Hasbro, Inc.	(4,097)	(7,534)
Facebook, Inc. — Class A*	(5,685)	(7,855)
Stericycle, Inc.*	(4,089)	(8,730)
Expeditors International of Washington, Inc.	(6,355)	(8,879)
Ross Stores, Inc.	(5,117)	(8,983)
Electronic Arts, Inc.*	(4,264)	(10,383)
Zoetis, Inc.	(7,694)	(11,066)
Roper Technologies, Inc.	(2,108)	(11,265)
CF Industries Holdings, Inc.	(22,133)	(11,299)
General Dynamics Corp.	(3,098)	(11,349)
Expedia, Inc.	(4,245)	(11,799)
International Flavors & Fragrances, Inc.	(2,321)	(12,791)
J.C. Penney Company, Inc.*	(36,363)	(12,890)
Mastercard, Inc. — Class A	(6,740)	(13,024)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Loss

Group 1 Automotive, Inc.	(5,201)	$(13,891)
Masco Corp.	(11,479)	(14,466)
Donaldson Company, Inc.	(9,265)	(15,231)
Acuity Brands, Inc.	(1,186)	(15,291)
Genesee & Wyoming, Inc. — Class A*	(4,829)	(15,875)
Alexandria Real Estate Equities, Inc.	(8,145)	(16,357)
Pioneer Natural Resources Co.	(1,784)	(19,627)
Weyerhaeuser Co.	(10,995)	(20,020)
SVB Financial Group*	(3,072)	(20,178)
CME Group, Inc. — Class A	(6,881)	(20,472)
DCT Industrial Trust, Inc.	(7,090)	(20,537)
Microsemi Corp.*	(8,996)	(20,790)
BlackRock, Inc. — Class A	(1,393)	(22,069)
Kansas City Southern	(5,542)	(22,121)
Devon Energy Corp.	(8,736)	(22,624)
Xylem, Inc.	(11,742)	(23,444)
Dominion Resources, Inc.	(8,130)	(24,346)
Weingarten Realty Investors	(8,223)	(24,351)
Netflix, Inc.*	(5,983)	(24,675)
Equifax, Inc.	(2,346)	(25,170)
B/E Aerospace, Inc.	(8,680)	(25,974)
Pentair plc	(5,316)	(25,991)
Invesco Ltd.	(22,521)	(26,440)
Toll Brothers, Inc.*	(26,729)	(27,134)
Edwards Lifesciences Corp.*	(5,270)	(27,392)
NVIDIA Corp.	(6,226)	(27,734)
Wabtec Corp.	(4,234)	(28,660)
MSCI, Inc. — Class A	(4,690)	(28,888)
Esterline Technologies Corp.*	(5,807)	(30,044)
Anadarko Petroleum Corp.	(5,490)	(30,568)
Take-Two Interactive Software, Inc.*	(14,236)	(31,760)
Trimble, Inc.*	(12,508)	(32,880)
Alliant Energy Corp.	(8,135)	(33,312)
Marriott Vacations Worldwide Corp.	(10,336)	(34,028)
Red Hat, Inc.*	(7,111)	(34,477)
Royal Caribbean Cruises Ltd.	(9,761)	(37,501)
Electronics for Imaging, Inc.*	(8,059)	(37,930)
Education Realty Trust, Inc.	(9,295)	(40,592)
Four Corners Property Trust, Inc.	(18,017)	(41,305)
TransDigm Group, Inc.*	(1,919)	(45,192)
Freeport-McMoRan, Inc.	(126,497)	(45,943)
Domino’s Pizza, Inc.	(2,652)	(48,728)
Garmin Ltd.	(6,639)	(50,321)
Five Below, Inc.*	(12,877)	(52,966)
Chipotle Mexican Grill, Inc. — Class A*	(2,640)	(53,385)
Jack in the Box, Inc.	(4,872)	(53,455)
Adobe Systems, Inc.*	(6,870)	(55,609)
American International Group, Inc.	(14,048)	(61,893)
Navient Corp.	(25,172)	(62,380)
Ulta Salon Cosmetics & Fragrance, Inc.*	(2,061)	(62,397)
Fortinet, Inc.*	(19,810)	(65,440)
Lexington Realty Trust	(37,418)	(65,696)
Tyler Technologies, Inc.*	(2,292)	(67,142)
Caterpillar, Inc.	(9,923)	(68,564)
Yum! Brands, Inc.	(7,297)	(69,099)
Ventas, Inc.	(5,694)	(71,826)
Lithia Motors, Inc. — Class A	(5,899)	(72,911)
Sotheby’s	(12,406)	(76,752)
Nektar Therapeutics*	(31,558)	(77,999)
Cooper Companies, Inc.	(2,177)	(97,022)
Corning, Inc.	(42,300)	(102,247)
Leucadia National Corp.	(36,714)	(104,893)
Copart, Inc.*	(9,686)	(105,282)
Deere & Co.	(18,562)	(109,169)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Loss

Dunkin’ Brands Group, Inc.	(11,615)	$(110,047)
Zebra Technologies Corp. — Class A*	(5,869)	(114,921)
MDU Resources Group, Inc.	(17,556)	(121,994)
PTC, Inc.*	(15,665)	(125,517)
S&P Global, Inc.	(4,028)	(131,220)
Cintas Corp.	(8,573)	(143,921)
Stillwater Mining Co.*	(54,402)	(174,639)
Total Custom Basket of Short Securities		$(3,188,818)

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ Depreciation
Merrill Lynch	Receive	1-Year USD-Federal Funds	0.60%	01/31/18	$(1,669,250,000)	$386,198	$386,198
Merrill Lynch	Receive	1-Year USD-Federal Funds	0.61%	01/31/18	(1,669,250,000)	186,572	186,572
Merrill Lynch	Receive	3-Month USD-LIBOR	1.59%	07/02/18	(34,550,000)	(355,313)	(355,313)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.73%	07/02/23	(23,800,000)	(2,221,986)	(2,221,986)
							$(2,004,529)

OTC FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2016	Net Unrealized Appreciation/ Depreciation
Bank of America	(10,673,000)	GBP	10/13/16	$14,155,579	$13,838,799	$316,779
Morgan Stanley	1,100,000	EUR	10/13/16	(1,231,163)	1,236,247	5,084
Deutsche Bank	(416,000)	EUR	10/13/16	468,161	467,526	635
Morgan Stanley	(616,000)	EUR	10/13/16	690,555	692,298	(1,743)
Bank of America	(5,561,000)	EUR	10/13/16	6,243,679	6,249,790	(6,111)
						$314,644

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2016.
[2]	All or a portion of this security is pledged as equity swap collateral at September 30, 2016.
[3]	Illiquid security.
[4]	Total Return is based on German Bund +/- financing at a fixed rate. Rate indicated is rate effective at September 30, 2016.
[5]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[6]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $1,504,168,949 (cost $1,486,803,520), or 45.1% of total net assets.

[8]	Affiliated issuer — See Note 8.
[9]	Rate indicated is the 7 day yield as of September 30, 2016.
[10]	Security with no rate was unsettled at September 30, 2016.
[11]	Perpetual maturity.
[12]	Security is in default of interest and/or principal obligations.
[13]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[14]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[15]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[16]	Repurchase Agreements — See Note 11.
[17]	The face amount is denominated in U.S. dollars unless otherwise indicated.
[18]	Total Return is based on the return of long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2016.
[19]	Total Return is based on the return of short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2016.
[20]

Security is a 144A or Section 4(a)(2) security. These securities are considered to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $48,708,687 (cost $64,006,554), or 1.45% of total net assets — See Note 13.

[21]	Total return is based on U.S Treasury Note +/- financing at a fixed rate. Rate indicated is rate effective at September 30, 2016.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Asset Backed Securities	$—	$1,104,163,379	$—	$11,440,396	$1,115,603,775
Collateralized Mortgage Obligations	—	332,466,907	—	—	332,466,907
Commercial Paper	—	290,048,283	—	—	290,048,283
Common Stocks	93,627,349	703,851	—	31,192	94,362,392
Corporate Bonds	—	441,456,072	—	14,804,985	456,261,057
Equity Swap Agreements	—	—	1,656,222	—	1,656,222
Federal Agency Discount Notes	—	31,995,307	—	—	31,995,307
Forward Foreign Currency Exchange Contracts	—	—	322,498	—	322,498
Foreign Government Bonds	—	48,804,000	—	—	48,804,000
Interest Rate Swap Agreements	—	—	572,770	—	572,770
Mutual Funds	219,672,229	—	—	—	219,672,229
Options Purchased	2,040,525	—	—	—	2,040,525
Preferred Stocks	—	17,910,604	—	60,732	17,971,336
Repurchase Agreements	—	1,258,750	—	—	1,258,750
Senior Fixed Rate Interests	—	3,275,675	—	80,078	3,355,753
Senior Floating Rate Interests	—	550,404,062	—	58,690,973	609,095,035
Short Term Investments	194,277,408	—	—	—	194,277,408
Warrants	—	2	—	—	2
Total	$509,617,511	$2,822,486,892	$2,551,490	$85,108,356	$3,419,764,249

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$39,655,935	$—	$—	$—	$39,655,935
Corporate Bonds	—	1,243,750	—	—	1,243,750
Equity Swap Agreements	—	—	3,271,965	—	3,271,965
Forward Foreign Currency Exchange Contracts	—	—	7,854	—	7,854
Interest Rate Swap Agreements	—	—	2,577,299	—	2,577,299
Options Written	594,020	—	—	—	594,020
Total Return Swap Agreements	—	—	1,423,193	—	1,423,193
Total	$40,249,955	$1,243,750	$7,280,311	$—	$48,774,016

*	Other financial instruments include forward foreign currency contracts or swaps, which are reported as unrealized gain/loss at year end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

As of September 30, 2016, the Fund had transfers in/out of Level 3 due to changes in securities valuation method. See the Summary of Fair Value Level 3 Activity for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
MACRO OPPORTUNITIES FUND

Category	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Asset Backed Securities	$11,440,396	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Common Stocks	19,252	Enterprise Value	Valuation Multiple	5.5	x
Common Stocks	11,400	Model Price	Purchase Price	—
Common Stocks	540	Model Price	Liquidation value	—
Corporate Bonds	12,469,618	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	1,807,450	Model Price	Market Comparable Yields	8.9%
Corporate Bonds	527,917	Model Price	Liquidation value	—
Preferred Stocks	60,732	Model Price	Market Comparable Yields	8.25%
Senior Fixed Rate Interests	80,078	Enterprise Value	Valuation Multiple	5.5	x
Senior Floating Rate Interests	38,518,871	Model Price	Purchase Price	—
Senior Floating Rate Interests	16,886,622	Model Price	Market Comparable Yields	4.9% - 5.9%
Senior Floating Rate Interests	3,285,480	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Total	$85,108,356

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
MACRO OPPORTUNITIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating/ Fixed Rate Interests	Asset Backed Securities	Corporate Bonds	Options Purchased	Common/ Preferred Stocks	Total
MACRO OPPORTUNITIES
Assets:
Beginning Balance	$47,150,842	$20,001,559	$16,169,805	$4,932,931	$1,955,376	$90,210,513
Purchases	25,070,797	284	936,778	—	44,446	26,052,305
Sales, maturities and paydowns	(9,649,445)	(1,349,904)	(2,934,877)	—	—	(13,934,226)
Total realized gains or losses included in earnings	13,002	(1,245,083)	(673,873)	(6,500,660)	(971,251)	(9,377,865)
Total change in unrealized gains or losses included in earnings	(731,305)	995,701	(558,871)	1,567,729	(936,649)	336,605
Transfers into Level 3	295,536	80,286	1,866,023	—	—	2,241,845
Transfers out of Level 3	(3,378,375)	(7,042,446)	—	—	—	(10,420,821)
Ending Balance	$58,771,052	$11,440,397	$14,804,985	$—	$91,922	$85,108,356
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$(1,185,264)	$(265,073)	$(1,230,973)	$—	$(1,907,689)	$(4,588,999)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $3,201,675,705)	$3,196,281,780
Investments in affiliated issuers, at value (cost $215,711,306)	219,672,229
Repurchase agreements, at value (cost $1,258,750)	1,258,750
Total investments (cost $3,418,645,761)	3,417,212,759
Foreign currency, at value (cost $800)	800
Segregated cash with broker	13,971,824
Cash	3,687,720
Unrealized appreciation on swap agreements	2,228,992
Unrealized appreciation on forward foreign currency exchange contracts	322,498
Prepaid expenses	135,248
Receivables:
Swap settlement	70,300
Securities sold	4,321,791
Fund shares sold	15,033,794
Dividends	402,392
Foreign taxes reclaim	31,412
Interest	18,730,562
Total assets	3,476,150,092

Liabilities:
Securities sold short, at value (proceeds $37,090,267)	40,899,685
Segregated cash due to broker	14,609,379
Unrealized depreciation on swap agreements	7,272,457
Unrealized depreciation on forward foreign currency exchange contracts	7,854
Reverse Repurchase Agreements	2,031,750
Unfunded loan commitments, at value (Note 10) (proceeds $3,248,776)	2,015,400
Options written, at value (premiums received $2,711,631)	594,020
Payable for:
Securities purchased	61,320,650
Fund shares redeemed	9,901,097
Management fees	2,064,011
Dividends distributed	953,058
Transfer agent/maintenance fees	769,440
Distribution and service fees	437,863
Fund accounting/administration fees	256,040
Trustees’ fees*	106,764
Miscellaneous	489,384
Total liabilities	143,728,852
Net assets	$3,332,421,240

Net assets consist of:
Paid in capital	$3,486,472,972
Accumulated net investment loss	(26,384,548)
Accumulated net realized loss on investments	(121,048,972)
Net unrealized depreciation on investments	(6,618,212)
Net assets	$3,332,421,240

A-Class:
Net assets	$727,601,673
Capital shares outstanding	27,973,642
Net asset value per share	$26.01
Maximum offering price per share (Net asset value divided by 95.25%)	$27.31

C-Class:
Net assets	$337,075,182
Capital shares outstanding	12,967,928
Net asset value per share	$25.99

P-Class:
Net assets	$63,664,940
Capital shares outstanding	2,447,142
Net asset value per share	$26.02

Institutional Class:
Net assets	$2,204,079,445
Capital shares outstanding	84,637,313
Net asset value per share	$26.04

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2016

Investment Income:
Interest	$188,913,088
Dividends from securities of affiliated issuers	7,590,881
Dividends from securities of unaffiliated issuers	3,149,697
Other income	107,111
Total investment income	199,760,777

Expenses:
Management fees	29,470,048
Transfer agent/maintenance fees
A-Class	1,331,566
C-Class	472,228
P-Class	12,071
Institutional Class	1,648,258
Distribution and service fees:
A-Class	1,899,572
C-Class	3,497,811
P-Class	152,140
Fund accounting/administration fees	3,141,319
Interest expense	3,418,749
Short sales dividend expense	1,569,250
Line of credit fees	504,896
Prime broker interest expense	422,000
Trustees’ fees*	241,393
Custodian fees	134,951
Tax expense	8
Miscellaneous	1,344,585
Total expenses	49,260,845
Less:
Expenses waived by Advisor	(5,123,781)
Expenses waived by Transfer Agent:
A-Class	(208,420)
Institutional Class	(1,307,644)
Expenses waived by Distributor:
A-Class	(10,431)
Total waived expenses	(6,650,276)
Net expenses	42,610,569
Net investment income	157,150,208

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(10,544,274)
Investments in affiliated issuers	(6,415,707)
Swap agreements	(47,504,289)
Foreign currency	256,144
Forward currency exchange contracts	3,262,640
Securities sold short	710,915
Options purchased	(10,327,649)
Options written	3,528,165
Realized gain distributions received from investment company shares	1,538,939
Net realized loss	(65,495,116)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	71,962,824
Investments in affiliated issuers	5,074,390
Securities sold short	(7,734,002)
Swap agreements	6,776,826
Options purchased	(3,037,859)
Options written	2,522,956
Foreign currency	(91,427)
Forward foreign currency exchange contracts	341,114
Net change in unrealized appreciation (depreciation)	75,814,822
Net realized and unrealized gain	10,319,706
Net increase in net assets resulting from operations	$167,469,914

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$157,150,208	$106,179,902
Net realized loss on investments	(65,495,116)	(9,260,115)
Net change in unrealized appreciation (depreciation) on investments	75,814,822	(75,857,361)
Net increase in net assets resulting from operations	167,469,914	21,062,426

Distributions to shareholders from:
Net investment income
A-Class	(43,084,447)	(32,220,860)
C-Class	(17,221,539)	(11,680,427)
P-Class	(3,524,032)	(440,186)*
Institutional Class	(129,098,070)	(82,260,910)
Total distributions to shareholders	(192,928,088)	(126,602,383)

Capital share transactions:
Proceeds from sale of shares
A-Class	282,051,379	850,080,101
C-Class	78,368,484	190,338,315
P-Class	52,735,159	65,730,196 *
Institutional Class	1,037,025,887	2,043,569,550
Distributions reinvested
A-Class	34,200,550	24,525,980
C-Class	14,434,110	9,454,336
P-Class	3,524,032	440,175 *
Institutional Class	111,104,610	70,225,372
Cost of shares redeemed
A-Class	(427,797,431)	(361,979,619)
C-Class	(127,965,462)	(62,646,748)
P-Class	(56,282,422)	(1,207,063)*
Institutional Class	(1,323,116,513)	(563,882,643)
Net increase (decrease) from capital share transactions	(321,717,617)	2,264,647,952
Net increase (decrease) in net assets	(347,175,791)	2,159,107,995

Net assets:
Beginning of year	3,679,597,031	1,520,489,036
End of year	$3,332,421,240	$3,679,597,031
Accumulated net investment loss at end of year	$(26,384,548)	$(11,576,626)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	11,100,448	31,696,780
C-Class	3,085,029	7,105,425
P-Class	2,066,333	2,477,290	*
Institutional Class	40,790,744	76,252,160
Shares issued from reinvestment of distributions
A-Class	1,349,655	919,487
C-Class	570,223	353,874
P-Class	139,423	16,755	*
Institutional Class	4,378,100	2,628,280
Shares redeemed
A-Class	(16,874,688)	(13,561,866)
C-Class	(5,070,813)	(2,346,202)
P-Class	(2,206,800)	(45,859	)*
Institutional Class	(52,364,340)	(21,112,108)
Net increase (decrease) in shares	(13,036,686)	84,384,016

*	Since commencement of operations May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.07	$26.81	$26.31	$26.53	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.16	.98	1.10	1.37	.99
Net gain (loss) on investments (realized and unrealized)	.21	(.55)	.69	(.04)	1.52
Total from investment operations	1.37	.43	1.79	1.33	2.51
Less distributions from:
Net investment income	(1.43)	(1.17)	(1.27)	(1.43)	(.98)
Net realized gains	—	—	—	(.12)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(1.43)	(1.17)	(1.29)	(1.55)	(.98)
Net asset value, end of period	$26.01	$26.07	$26.81	$26.31	$26.53

Total Return[h]	5.57%	1.59%	6.88%	5.01%	10.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$727,602	$844,523	$357,765	$334,751	$83,081
Ratios to average net assets:
Net investment income (loss)	4.59%	3.67%	4.08%	5.11%	4.61%
Total expenses[c]	1.65%	1.52%	1.51%	1.56%	1.61%
Net expenses[d,f]	1.46%	1.38%	1.36%	1.41%	1.37%
Portfolio turnover rate	61%	40%	54%	84%	46%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.05	$26.79	$26.29	$26.51	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.98	.78	.90	1.17	.82
Net gain (loss) on investments (realized and unrealized)	.20	(.55)	.69	(.03)	1.53
Total from investment operations	1.18	.23	1.59	1.14	2.35
Less distributions from:
Net investment income	(1.24)	(.97)	(1.07)	(1.24)	(.84)
Net realized gains	—	—	—	(.12)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(1.24)	(.97)	(1.09)	(1.36)	(.84)
Net asset value, end of period	$25.99	$26.05	$26.79	$26.29	$26.51

Total Return[h]	4.79%	0.84%	6.10%	4.26%	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337,075	$374,633	$248,359	$163,129	$32,711
Ratios to average net assets:
Net investment income (loss)	3.87%	2.90%	3.34%	4.36%	3.83%
Total expenses[c]	2.36%	2.24%	2.22%	2.29%	2.31%
Net expenses[d,f]	2.20%	2.13%	2.10%	2.15%	2.11%
Portfolio turnover rate	61%	40%	54%	84%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2016[g]	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[b]	1.20	.37
Net gain (loss) on investments (realized and unrealized)	.21	(.62)
Total from investment operations	1.41	(.25)
Less distributions from:
Net investment income	(1.46)	(.46)
Total distributions	(1.46)	(.46)
Net asset value, end of period	$26.02	$26.07

Total Return[h]	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	4.73%	3.36%
Total expenses[c]	1.49%	1.43%
Net expenses[d,f]	1.33%	1.30%
Portfolio turnover rate	61%	40%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.10	$26.84	$26.34	$26.56	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.26	1.06	1.18	1.46	1.12
Net gain (loss) on investments (realized and unrealized)	.21	(.54)	.70	(.04)	1.47
Total from investment operations	1.47	.52	1.88	1.42	2.59
Less distributions from:
Net investment income	(1.53)	(1.26)	(1.36)	(1.52)	(1.03)
Net realized gains	—	—	—	(.12)	—
Return of capital	—	—	(.02)	—	—
Total distributions	(1.53)	(1.26)	(1.38)	(1.64)	(1.03)
Net asset value, end of period	$26.04	$26.10	$26.84	$26.34	$26.56

Total Return [h]	5.97%	1.92%	7.23%	5.35%	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,204,079	$2,396,622	$914,366	$416,727	$106,716
Ratios to average net assets:
Net investment income (loss)	4.96%	3.97%	4.37%	5.43%	5.22%
Total expenses[c]	1.29%	1.20%	1.18%	1.23%	1.31%
Net expenses[d,f]	1.08%	1.05%	1.02%	1.09%	1.06%
Portfolio turnover rate	61%	40%	54%	84%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/16	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	1.28%	1.30%	1.27%	1.29%	1.29%
C-Class	2.02%	2.05%	2.01%	2.01%	2.02%
P-Class	1.15%	1.21%	N/A	N/A	N/A
Institutional Class	0.90%	0.97%	0.94%	0.96%	0.96%

[g]	Consolidated.
[h]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.00%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Fund	Commencement Date of Subsidiary	Subsidiary Net Assets at September 30, 2016	% of Net Assets of the Fund at September 30, 2016
Macro Opportunities Fund	01/08/15	$6,222,623	0.19%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The value of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Investments for which market quotations are not readily available are fair- valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2016.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

G. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

H. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

L. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate which was 0.29% at September 30, 2016.

M. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

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exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

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Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration - the use of an instrument to manage the interest rate risk of a portfolio.

Hedge - an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure - the use of an instrument to obtain exposure to a listed or other type of index.

Speculation - the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use, and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Macro Opportunities Fund	Duration, Hedge, Index Exposure, Speculation	10,298

Fund	Use	Average Notional*
Macro Opportunities Fund	Duration, Hedge, Index Exposure, Speculation	$389,990,500

*	Average Notional relates to currency options.

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The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Fund’s use and activity of options written for the year ended September 30, 2016:

Written Call Options

	Macro Opportunities Fund
	Number of Contracts	Premium Amount
Balance at September 30, 2015	25,858	$2,787,228
Options Written	19,414	4,749,596
Options terminated in closing purchase transactions	(20,690)	(4,406,970)
Options expired	(15,513)	(418,223)
Options exercised	—	—
Balance at September 30, 2016	9,069	$2,711,631

Written Put Options

	Macro Opportunities Fund
	Number of Contracts	Premium Amount
Balance at September 30, 2015	594	$1,899,577
Options Written	544	2,023,075
Options terminated in closing purchase transactions	(594)	(1,899,577)
Options expired	(544)	(2,023,075)
Options exercised	—	—
Balance at September 30, 2016	—	$—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. For Funds utilizing interest rate swaps, the exchange bears the risk of loss.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Macro Opportunities Fund	Index exposure, Speculation	$289,147,174	$380,963,733

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Macro Opportunities Fund	Duration, Hedge, Speculation	$12,532,500	$905,125,076

Currency swaps enable the Fund to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Fund may be at risk due to the counterparty’s inability to perform.

The following table represents the Fund’s use, and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Macro Opportunities Fund	Speculation	$18,237,596	$—

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Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Macro Opportunities Fund	Hedge	$39,587,887	$1,300,826

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Commodity contracts	Investments in unaffiliated issues, at value	Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2016:

Asset Derivative Investments Value
Fund	Swaps Equity Contracts	Swaps Interest Rate Contracts	Swaps Total Return Contracts	Options Purchased Commodities Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
Macro Opportunities Fund	$1,656,222	$572,770	$—	$2,040,525	$322,498	$4,592,015

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Liability Derivative Investments Value
Fund	Swaps Equity Contracts	Swaps Interest Rate Contracts	Swaps Total Return Contracts	Options Written Commodities Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
Macro Opportunities Fund	$3,271,965	$2,577,299	$1,423,193	$594,020	$7,854	$7,874,331

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain(loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest Rate/Commodity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agrrements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Swaps Total Return Contracts	Options Written Equity Contracts	Options Written Interest Rate Contracts	Options Written Commodities Contracts
$(35,478,403)	$1,998,847	$1,875,848	$(15,900,581)	$3,761,678	$418,222	$(651,735)

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Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Purchased Equity Contracts	Options Purchased Interest Rate Contracts	Options Purchased Commodities Contracts	Options Purchased Foreign Currency Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
$(5,063,869)	$(1,531,613)	$4,944,910	$(8,677,077)	3,262,640	$(51,041,133)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Swaps Total Return Contracts	Options Written Equity Contracts	Options Written Interest Rate Contracts	Options Written Commodities Contracts
$10,948,622	$(149,721)	$(3,724,806)	$(297,269)	$482,363	$202,298	$1,838,295

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Purchased Equity Contracts	Options Purchased Interest Rate Contracts	Options Purchased Commodities Contracts	Options Purchased Foreign Currency Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2016
$(955,152)	$(1,147,341)	$(2,503,095)	$1,567,729	$341,114	$6,603,037

In conjunction with the use short sales and of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund.

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GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. For the year September 30, 2016, the Fund waived $40,139 related to advisory fees in the Subsidiary.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees were assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the first twelve months of operations.

RFS also acted as the administrative agent for the Fund. As such it performed administrative, bookkeeping, accounting and pricing functions for the Fund. For these services, RFS received 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/17
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/17
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/17
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/17

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GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Total
Macro Opportunities Fund
A-Class	$502,195	$863,800	$990,093	$2,356,088
C-Class	225,006	287,650	353,801	855,536
P-Class	—	10,952	61,438	62,617
Institutional Class	840,366	2,185,566	3,487,376	6,513,308

For the year ended September 30, 2016, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2016, the Fund waived $1,717,429 related to investments in affiliated funds.

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in

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the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any,arereported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Macro Opportunities Fund	Swap agreements	$1,656,222	$—	$1,656,222	$1,656,222	$—	$—
Foreign forward currency exchange contracts		322,498	—	322,498	321,863	—	635
Option contracts		2,040,525	—	2,040,525	1,391,162	450,000	199,363

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					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Macro Opportunities Fund	Swap agreements	$4,695,158	$—	$4,695,158	$2,767,373	$315,383	$1,612,402
Foreign forward currency exchange contracts		7,854	—	7,854	7,854	—	—
Option contracts		594,020	—	594,020	594,020	—	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$192,928,088	$—	$—	$192,928,088

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The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$126,602,383	$—	$—	$126,602,383

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital Losses	Other Temporary Differences
Macro Opportunities Fund	$—	$—	$(56,948,655)	$(91,754,023)	$(5,349,054)

Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, capital loss carryforwards for the Fund were as follows:

Fund	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Macro Opportunities Fund	$(33,155,492)	$(42,536,655)	$(75,692,147)

As of September 30, 2016 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to foreign currency reclasses, paydown reclasses, swap reclasses, recharacterization of income from investments, certain CLO investments, short dividend expenses, and transactions with the fund’s wholly owned foreign subsidiary. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Macro Opportunities Fund	$(16,356)	$20,969,958	$(20,953,602)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Macro Opportunities Fund	$3,472,428,616	$95,394,820	$(146,428,579)	$(51,033,759)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have elected to defer the following late year losses:

Fund	Ordinary	Capital
Macro Opportunities Fund	$16,061,876	$—

7. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Macro Opportunities Fund	$2,067,512,770	$2,895,072,541

For the year ended September 30, 2016, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Macro Opportunities Fund	$6,062,244	$6,015,525

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The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Macro Opportunities Fund	$8,307,653	$59,502,378	$9,474,888

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 09/30/15	Additions	Reductions	Value 09/30/16
Macro Opportunities Fund
Floating Rate Strategies Fund - Institutional Class	$—	$168,796,122	$(153,200,000)	$12,390,218
Guggenheim Alpha Opportunity Fund - Institutional Class	48,406,518	—	—	50,457,164
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	—	30,005,464	(29,830,281)	—
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	—	24,996,630	(24,841,275)	—
Guggenheim High Yield Fund - Insitutional Class	—	21,084,493	(8,000,000)	13,357,046
Guggenheim Limited Duration Fund - Institutional Class	59,605,430	48,264,134	(59,508,757)	48,212,909
Guggenheim Risk Managed Real Estate Fund - Institutional Class	12,075,709	1,988,984	—	13,911,113
Guggenheim Strategic Opportunities Fund	5,644,376	—	(5,309,754)	—
Guggenheim Strategy Fund I	177,382,768	80,882,004	(177,497,628)	81,343,779
Guggenheim Strategy Fund II	40,043,095	122,139	(40,096,624)	—
	$343,157,896	$376,139,970	$(498,284,319)	$219,672,229

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Affiliated issuers by Fund	Shares 09/30/16	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Macro Opportunities Fund
Floating Rate Strategies Fund - Institutional Class	477,649	$2,793,920	$(3,404,061)	$—
Guggenheim Alpha Opportunity Fund - Institutional Class	1,881,326	—	—	—
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	—	702,964	(175,183)	—
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	—	584,614	(155,355)	—
Guggenheim High Yield Fund - Insitutional Class	1,467,807	1,079,974	(233,682)	—
Guggenheim Limited Duration Fund - Institutional Class	1,951,150	757,597	(1,297,584)	—
Guggenheim Risk Managed Real Estate Fund - Institutional Class	476,898	450,045	—	1,538,939
Guggenheim Strategic Opportunities Fund	—	344,913	(763,274)	—
Guggenheim Strategy Fund I	3,255,053	876,854	(221,472)	—
Guggenheim Strategy Fund II	—	—	(165,096)	—
		$7,590,881	$(6,415,707)	$1,538,939

9. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2016 were as follows:

Borrower	Maturity Date	Face Amount	Value
Macro Opportunities Fund
Acosta, Inc.	09/26/19	$6,000,000	$477,007
Advantage Sales & Marketing LLC	07/25/19	1,387,500	100,601
American Stock Transfer & Trust	06/26/18	400,000	18,393
BBB Industries, LLC	11/04/19	1,750,000	150,105
CEVA Group Plc (United Kingdom)	03/19/19	780,000	78,392
Epicor Software	06/01/20	2,000,000	182,456
Eyemart Express	12/18/19	500,000	38,992
Hillman Group, Inc.	06/30/19	1,000,000	59,956
Hoffmaster Group, Inc.	05/09/19	500,000	30,342
IntraWest Holdings S.à r.l.	12/10/18	750,000	13,124
Learning Care Group (US), Inc.	05/05/19	500,000	40,096
MRI Software LLC	06/23/21	109,091	—
National Financial Partners Corp.	07/01/18	1,000,000	49,210
National Technical Systems	06/12/21	594,118	27,333
Phillips-Medsize Corp.	06/14/19	1,100,000	69,289
Pro Mach Group, Inc.	10/22/19	900,000	66,320
Signode Industrial Group US, Inc.	05/01/19	3,400,000	218,853
Solera LLC	03/03/21	2,970,000	369,481
Wencor Group	06/19/19	400,000	25,450
		$26,040,709	$2,015,400

10. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

11. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The following repurchase agreements were used as a means of borrowing securities to sell short.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Barclays			Envision Healthcare Corp.
0.00% - (0.15%)			5.13%
Open Maturity	$1,258,750	$1,258,005	07/01/22	$1,250,000	$1,259,592

In the event of counterparty default, the Fund has the right to collect the collateral to off set losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

12. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2016, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2016	Average Balance Outstanding	Average Interest Rate
Macro Opportunities Fund	366	$2,031,750	$266,146,923	1.40%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Macro Opportunities Fund	Reverse repurchase agreements	$2,031,750	$—	$2,031,750	$2,031,750	$—	$—

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Total
Macro Opportunities Fund
Corporate Bonds	$2,031,750	$2,031,750
Gross amount of recognized liabilities for reverse repurchase agreements	$2,031,750	$2,031,750

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Macro Opportunities Fund	Airplanes Pass Through Trust
	2001-1A, 1.07% due 03/15/19	01/18/12	$3,057,624	$1,251,032
	Banco Bradesco SA
	2014-1, 5.44% due 03/12/26	11/19/14	3,068,402	3,076,969
	Capmark Military Housing Trust
	2007-AET2, 6.06% due 10/10/52	04/23/15	5,860,811	5,902,602
	Copper River CLO Ltd.
	2007-1A, due 01/20/21	05/09/14	9,535,500	1,811,637
	Customers Bank
	6.13% due 06/26/29	06/24/14	4,500,000	4,545,000
	EIG Investors Corp.
	10.88% due 02/01/24	08/31/16	913,974	913,822
	FPL Energy National Wind LLC
	5.61% due 03/10/24	08/31/12	38,659	39,197
	Fortress Credit Opportunities
	2005-1A, 0.94% due 07/15/19	02/16/12	353,680	357,569
	Great Lakes CLO Ltd.
	2012-1A, due 01/15/23	12/06/12	3,103,750	1,308,359
	RFTI Issuer Ltd.
	2015-FL1, 4.40% due 08/15/30	10/14/15	22,766,183	22,782,922
	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	03/21/12	4,838,890	906,888
	Turbine Engines Securitization Ltd.
	2013-1A, 6.38% due 12/13/48	11/27/13	2,443,012	2,286,400
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	3,526,069	3,526,290
			$64,006,554	$48,708,687

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

14. P-Class Shares

Effective May 1, 2015, the Funds started to offer P-Class shares.

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.

15. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Approval to add an advisory fee breakpoint (“breakpoint”) to the fixed income mutual funds. Effective on or about February 1, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to each of the following Funds’ advisory fees:

Floating Rate Strategies Fund
Investment Grade Bond Fund
Macro Opportunities Fund
Total Return Bond Fund

The introduction of advisory fee breakpoints will not result in any decrease in the nature, quality and extent of services provided to the Funds under the advisory agreements.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the year ended September 30, 2016 and for the year or period ended September 30, 2015). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein (consolidated for the year ended September 30, 2016 and for the year or period ended September 30, 2015), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Fund’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Guggenheim Macro Opportunities Fund	2.26%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Guggenheim Macro Opportunities Fund	2.34%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Guggenheim Macro Opportunities Fund	58.55%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”) ● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) ● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and

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detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment

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strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

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Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

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Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016 ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

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OTHER INFORMATION (Unaudited)(continued)

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

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Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

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OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative

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to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

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OTHER INFORMATION (Unaudited)(continued)

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub- Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

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Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub- Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

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9.30.2016

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	39
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
OTHER INFORMATION	57
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	72
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	79

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2016

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Floating Rate Strategies Fund
A-Class	1.03%	4.60%	$ 1,000.00	$ 1,046.00	$ 5.28
C-Class	1.78%	4.24%	1,000.00	1,042.40	9.11
P-Class	1.03%	4.59%	1,000.00	1,045.90	5.28
Institutional Class	0.79%	4.72%	1,000.00	1,047.20	4.05

Table 2. Based on hypothetical 5% return (before expenses)
Floating Rate Strategies Fund
A-Class	1.03%	5.00%	$ 1,000.00	$ 1,019.90	$ 5.22
C-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
P-Class	1.03%	5.00%	1,000.00	1,019.90	5.22
Institutional Class	0.79%	5.00%	1,000.00	1,021.11	4.00

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, Guggenheim Floating Rate Strategies Fund returned 4.47%1, compared with the 5.35% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund pursues its objective by investing primarily in bank loans and other floating-rate securities. It offers opportunities for investors seeking an alternative to traditional fixed income securities that may help hedge interest rate and inflation exposure. The Fund’s allocations to bank loans, high yield bonds, and structured credit help to decrease volatility and diversify sources of return, and contributed to return for the period.

Fund performance for the period was primarily a result of credit selection among loans, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios with strong downside protection that tend to outperform when the broader market underperforms. The loan sector’s continued underweight to Energy and Staples exposure relative to the broader market was also a positive for much of the period. However, underweights to Consumer Cyclical and Basic Industry detracted from return. The Fund focuses on staying up in quality, as times of uncertainty have been accompanied by higher volatility in lower-quality assets. This positioning worked against the Fund at times during the period, amid a volatile interest rate environment or when lower quality loans outperformed.

Although high-yield corporate bonds have delivered more than twice the total return versus bank loans, year to date through September, the loan market has delivered a stronger risk-adjusted return than most of the fixed-income market as a result of limited volatility. This includes high-yield corporates, investment-grade corporates, Agency mortgage-backed securities, non-Agency CMBS, and even Treasuries. High origination volume has been met by stronger demand from both loan mutual funds and robust activity in the collateralized loan obligation market, thereby strengthening the technical backdrop for loans.

We maintain our preference for senior positions in the capital structure, specifically first-lien debt. Weaker covenants and less subordinated debt (which acts to cushion losses) in post-crisis deals became more prevalent during the ultra-easy money post-crisis days. This will likely prove negative for recoveries when the credit cycle matures.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the cycle. With only 5 percent exposure to Energy and 2 percent exposure to Metals and Mining, leveraged loans are relatively insulated to fundamental deterioration stemming from commodity markets.

The twelve-month trailing issuer-weighted default rate for loans moved little during the period, ending at 1.9 percent, well below the historical average. Excluding commodity-related issuers, the default rate remains near the post-crisis low at just 0.9 percent.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Chobani LLC	1.0%
Cengage Learning Acquisitions, Inc.	1.0%
Gold Merger Company, Inc.	1.0%
Landslide Holdings, Inc.	1.0%
Petsmart, Inc.	0.9%
PQ Corp.	0.9%
DJO Finance LLC	0.9%
Albertson’s LLC	0.9%
Quikrete Holdings, Inc.	0.9%
Travelport Holdings LLC	0.9%
Top Ten Total	9.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2016

	1 Year	Since Inception (11/30/11)
A-Class Shares	4.47%	5.61%
A-Class Shares with sales charge†	-0.49%	4.55%
C-Class Shares	3.68%	4.83%
C-Class Shares with CDSC‡	2.68%	4.83%
Institutional Class Shares	4.71%	5.86%
Credit Suisse Leveraged Loan Index	5.35%	5.16%

		Since Inception (05/01/15)
P-Class Shares	4.46%	2.95%
Credit Suisse Leveraged Loan Index	5.35%	2.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 3.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Portfolio Composition by Quality Rating1

Rating	% of Total Investments
Fixed Income Instruments
AAA	2.7%
AA	0.9%
A	3.0%
BBB	11.7%
BB	29.3%
B	40.8%
CCC	3.0%
CC	0.1%
NR2	3.9%
Other Instruments	4.6%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Energy - 0.0%
Titan Energy LLC*	10,110	$298,245

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc*,†††,1	13,186	19,252

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,1	4,755,634	364
Total Common Stocks
(Cost $2,130,407)		317,861

MUTUAL FUNDS†,2 - 1.1%
Guggenheim Strategy Fund I	735,751	18,386,427
Guggenheim Strategy Fund II	287,125	7,160,896
Total Mutual Funds
(Cost $25,449,203)		25,547,323

SHORT TERM INVESTMENTS† - 3.8%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 0.17%[3]	92,892,365	92,892,365
Total Short Term Investments
(Cost $92,892,365)		92,892,365

	Face Amount[10]

SENIOR FLOATING RATE INTERESTS†† - 73.1%
Technology - 13.6%
Landslide Holdings, Inc.
5.50% due 09/27/22		$23,000,000	23,143,749
Verisure Cayman 2
4.50% due 10/21/22	EUR	17,000,000	19,325,863
EIG Investors Corp.
6.00% due 02/09/23[1]		14,710,653	13,680,908
6.48% due 11/08/19		5,149,792	4,988,861
Epicor Software
4.75% due 06/01/22		18,565,000	18,275,015
Avago Technologies Cayman Finance Ltd.
3.52% due 02/01/23		17,934,052	18,138,321
Diebold, Inc.
5.25% due 11/06/23		17,025,000	17,181,119
First Data Corp.
4.53% due 03/24/21		15,942,259	16,052,898
4.28% due 07/08/22		400,000	402,100
TIBCO Software, Inc.
6.50% due 12/04/20		16,653,906	16,395,104
Solera LLC
5.75% due 03/03/23		15,969,750	16,126,094
Deltek, Inc.
5.00% due 06/25/22		15,438,596	15,477,193
The Active Network, Inc.
5.50% due 11/13/20		11,956,264	11,866,592
Infor (US), Inc.
3.75% due 06/03/20		11,490,764	11,416,074
Coherent Holding GmbH
4.25% due 08/01/23	EUR	9,300,000	10,571,235
Informatica Corp.
4.50% due 08/05/22		10,494,000	10,205,415
Banca Civica (UK) - Chambertin
4.63% due 08/04/21†††,1	GBP	3,800,000	4,741,410
4.88% due 05/29/20†††,1	GBP	3,800,000	4,741,410
GlobalLogic Holdings, Inc.
6.25% due 06/02/19		9,481,875	9,458,170
Greenway Medical Technologies
6.00% due 11/04/20[1]		9,725,000	9,457,563
Micro Focus International plc
4.50% due 11/19/21		8,935,129	8,963,096
Ip reo Holdings
4.25% due 08/06/21		8,818,505	8,383,135
Advanced Computer Software
6.50% due 03/18/22		6,402,500	6,098,381
10.50% due 01/31/23[1]		2,200,000	2,024,000

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]		Value

Avaya, Inc.
6.25% due 05/29/20		$10,468,867	$7,712,101
Aspect Software, Inc.
10.50% due 05/25/20		6,934,369	6,749,430
Micron Technology, Inc.
6.53% due 04/26/22		5,803,763	5,862,845
Ceridian Corp.
4.50% due 09/15/20		5,945,424	5,804,221
Linxens
5.00% due 10/14/22		4,872,827	4,891,100
Go Daddy Operating Company, LLC
4.25% due 05/13/21		3,806,952	3,826,520
Solarwinds Holdings, Inc.
5.50% due 02/03/23		2,992,500	3,019,433
Compucom Systems, Inc.
4.25% due 05/11/20		4,196,260	2,972,337
Sabre, Inc.
4.00% due 02/19/19		2,393,031	2,401,502
Infor, Inc.
3.75% due 06/03/20		1,880,866	1,866,290
Wall Street Systems Delaware, Inc.
4.75% due 08/26/23		1,860,246	1,861,027
Eze Castle Software, Inc.
7.25% due 04/05/21		1,441,176	1,395,534
Sparta Holding Corp.
6.50% due 07/28/20†††,1		1,384,832	1,376,006
Applied Systems, Inc.
4.00% due 01/25/21		1,208,930	1,210,441
Total Technology			328,062,493

Consumer, Cyclical - 13.5%
Petsmart, Inc.
4.25% due 03/11/22		22,019,184	22,044,505
PETCO Animal Supplies, Inc.
5.00% due 01/26/23		16,268,250	16,428,655
5.00% due 01/26/23		5,422,750	5,476,110
Life Time Fitness
4.25% due 06/10/22		19,672,782	19,676,322
Smart & Final Stores LLC
4.30% due 11/15/22		17,748,040	17,742,539
Acosta, Inc.
4.25% due 09/26/21		18,018,516	17,117,590
Sears Holdings Corp.
5.50% due 06/30/18		16,484,314	16,127,099
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19		16,077,317	16,105,774
Party City Holdings, Inc.
4.47% due 08/19/22		16,037,107	16,082,973
Navistar, Inc.
6.50% due 08/07/20		15,334,125	15,362,953
Gates Global, Inc.
4.25% due 07/05/21		14,949,082	14,711,242
Advantage Sales & Marketing LLC
4.25% due 07/23/21		13,426,208	13,250,056
3.39% due 07/25/19†††,1		600,000	556,422
Equinox Fitness
5.00% due 01/31/20		11,993,588	12,063,511
Belk, Inc.
5.75% due 12/12/22		13,283,250	12,016,559
Fitness International LLC
6.00% due 07/01/20		11,674,078	11,656,567
Leslie’s Poolmart, Inc.
5.25% due 08/16/23		11,300,000	11,365,879
La Quinta Intermediate Holdings
3.75% due 04/14/21		10,718,797	10,698,753
Burlington Coat Factory Warehouse Corp.
3.50% due 08/13/21		10,100,000	10,167,367
Deuce Acquisition
6.50% due 12/08/22[1]	GBP	7,100,000	8,783,385
PTL Acqusition, Inc.
4.00% due 05/12/23		8,300,000	8,370,052
National Vision, Inc.
4.00% due 03/12/21		8,008,158	7,906,054
Neiman Marcus Group, Inc.
4.25% due 10/25/20		7,807,008	7,172,688
Eyemart Express
5.00% due 12/17/21		6,904,509	6,921,770
YUM! Brands, Inc.
3.28% due 06/16/23		5,187,000	5,219,419
Men’s Wearhouse
4.50% due 06/18/21		4,390,267	4,343,643

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]	Value

Sterling Intermidiate Corp.
5.75% due 06/20/22	$4,270,499	$4,249,146
Bass Pro Group LLC
4.00% due 06/05/20	3,304,718	3,294,408
Ascena Retail Group
5.25% due 08/21/22	3,187,291	3,069,967
Hilton Worldwide Finance LLC
2.50% due 10/25/23	2,915,514	2,931,462
Capital Automotive LP
6.00% due 04/30/20	2,830,000	2,844,858
NPC International, Inc.
4.75% due 12/28/18	906,153	906,153
Container Store, Inc.
4.25% due 04/05/19	870,630	740,035
Kate Spade & Co.
4.00% due 04/09/21	578,269	578,026
Rite Aid Corp.
5.75% due 08/21/20	500,000	500,940
Jacobs Entertainment, Inc.
5.25% due 10/29/18	463,269	463,269
Total Consumer, Cyclical		326,946,151

Consumer, Non-cyclical - 13.5%
Chobani LLC
5.50% due 09/29/23	24,000,000	23,880,000
Gold Merger Company, Inc.
4.75% due 07/27/23	23,175,000	23,334,443
DJO Finance LLC
4.25% due 06/08/20	22,284,394	21,866,562
Albertson’s LLC
4.50% due 08/25/21	21,094,585	21,247,942
MPH Acquisition Holdings LLC
5.00% due 06/07/23	19,518,156	19,752,959
CHG Healthcare Services, Inc.
4.75% due 06/07/23	18,929,023	19,100,519
Press Ganey Holdings, Inc.
4.25% due 09/29/23	17,000,000	17,000,000
Advancepierre Foods, Inc.
4.50% due 06/02/23	16,851,896	16,978,285
US Foods, Inc.
4.00% due 06/27/23	16,408,875	16,528,496
American Tire Distributors, Inc.
5.25% due 09/01/21	16,487,266	16,256,444
Authentic Brands
5.50% due 05/27/21	13,931,351	13,896,522
At Home Holding III Corp.
5.00% due 06/03/22	12,343,750	12,282,031
Hostess Brands
4.50% due 08/03/22	11,385,000	11,456,156
Endo Luxembourg Finance Co.
3.75% due 09/25/22	11,314,500	11,283,046
Lineage Logistics LLC
4.50% due 04/07/21	10,796,584	10,661,627
Pinnacle Foods Corp.
3.25% due 04/29/20	4,911,392	4,929,810
3.25% due 04/29/20	4,010,953	4,028,280
CTI Foods Holding Co. LLC
8.25% due 06/28/21	7,420,000	6,603,800
4.50% due 06/29/20	1,262,453	1,219,846
Reddy Ice Holdings, Inc.
6.75% due 05/01/19	4,730,919	4,470,718
10.75% due 10/01/19[1]	2,000,000	1,553,340
Valeant Pharmaceuticals International, Inc.
5.25% due 08/05/20	3,879,214	3,885,265
5.50% due 04/01/22	1,997,048	2,002,241
Sterigenics Norion Holdings
4.25% due 05/16/22	4,950,000	4,962,375
Pharmaceutical Product Development
4.25% due 08/18/22	4,751,157	4,765,600
Dole Food Company, Inc.
4.57% due 11/01/18	4,724,789	4,733,246
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	4,576,503	4,519,296

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]		Value

Grocery Outlet, Inc.
5.00% due 10/21/21		$3,950,161	$3,940,285
Nellson Nutraceutical (US)
6.00% due 12/23/21		3,063,632	3,059,803
Serta Simmons Holdings LLC
4.25% due 10/01/19		2,602,371	2,608,877
Genoa Healthcare
4.50% due 05/02/22		2,567,500	2,567,500
R&R Ice Cream PLC
6.25% due 09/28/23	EUR	2,000,000	2,257,793
Nellson Nutraceutical (US)
6.00% due 12/23/21		1,902,873	1,900,495
NES Global Talent
6.50% due 10/03/19[1]		1,637,217	1,457,123
Acadia Healthcare Company, Inc.
3.75% due 02/16/23		1,343,250	1,351,645
Catalent Pharma Solutions, Inc.
4.25% due 05/20/21		1,191,149	1,198,225
Aramark Corp.
3.34% due 02/24/21		1,189,500	1,196,197
Fender Musical Instruments Corp.
5.75% due 04/03/19		747,647	742,975
Targus Group International, Inc.
due 05/24/16†††,1,4		152,876	—
Total Consumer, Non-cyclical			325,479,767

Industrial - 12.2%
Quikrete Holdings, Inc.
4.00% due 09/28/20		21,030,000	21,161,437
Travelport Holdings LLC
5.00% due 09/02/21		20,487,766	20,571,970
Transdigm, Inc.
3.75% due 05/14/22		12,908,686	12,915,915
3.83% due 06/04/21		6,657,934	6,652,408
American Builders & Contractors Supply Co., Inc.
3.50% due 09/23/23		14,831,908	14,872,696
3.50% due 04/16/20		3,101,804	3,108,411
Brickman Group Holdings, Inc.
4.00% due 12/18/20		16,281,708	16,241,003
Amber Bidco Ltd.
4.66% due 06/30/21†††,1		10,480,000	10,336,855
4.50% due 06/30/21†††,1	GBP	3,500,000	4,475,261
Engility Corp.
5.75% due 08/14/23		14,659,687	14,792,504
Flakt Woods
2.88% due 03/20/17†††	EUR	12,307,222	13,686,211
Camp International Holding Co.
4.75% due 08/18/23		13,400,000	13,373,200
TMF Group Holding BV
4.00% due 09/29/23	EUR	10,750,000	12,232,721
USIC Holding, Inc.
4.00% due 07/10/20		11,949,909	11,875,222
DAE Aviation
5.25% due 07/07/22		10,428,830	10,484,207
Reynolds Group Holdings
4.25% due 02/05/23		10,273,272	10,302,139
CareCore National LLC
5.50% due 03/05/21		9,762,700	9,567,446
Rexnord LLC/RBS Global, Inc.
4.00% due 08/21/20		7,759,769	7,766,598
Hardware Holdings LLC
6.75% due 03/30/20[1]		6,125,000	5,971,875
CPM Holdings, Inc.
6.00% due 04/11/22		5,727,500	5,751,384
Crosby Worldwide
4.00% due 11/23/20		6,539,077	5,460,129
Power Borrower, LLC
4.25% due 05/06/20		3,614,510	3,600,956
8.25% due 11/06/20		1,670,000	1,661,650
Thermasys Corp.
5.25% due 05/03/19[1]		6,270,469	5,043,840
SIRVA Worldwide, Inc.
7.50% due 03/27/19[1]		4,690,160	4,643,259
CHI Overhead Doors, Inc.
4.50% due 07/29/22		4,554,000	4,554,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]		Value

NVA Holdings, Inc.
4.75% due 08/14/21		$3,963,659	$3,958,704
5.50% due 08/14/21		527,350	528,009
Hillman Group, Inc.
4.50% due 06/30/21		3,458,062	3,465,254
Connolly Corp.
3.61% due 09/28/23		3,049,723	3,047,192
SIG Onex Wizard Acquisition
4.00% due 03/11/22		2,914,660	2,917,487
Mast Global
7.75% due 09/12/19†††,1		2,896,456	2,882,073
Learning Care Group (US), Inc.
5.00% due 05/05/21		2,632,852	2,626,270
GYP Holdings III Corp.
4.50% due 04/01/21		2,577,408	2,568,542
SI Organization
5.75% due 11/22/19		2,417,686	2,428,276
Doncasters Group Ltd.
9.50% due 10/09/20		2,348,621	2,210,639
Berlin Packaging LLC
4.50% due 10/01/21		1,883,596	1,889,981
Berry Plastics Corp.
3.50% due 02/07/20		1,066,834	1,067,506
3.50% due 01/06/21		815,500	815,704
Constantinople Acquisition GmbH
4.00% due 04/30/22		1,826,875	1,829,926
Mitchell International, Inc.
4.50% due 10/13/20		1,832,212	1,829,537
Tank Holdings Corp.
5.25% due 03/16/22		1,856,522	1,776,079
ProAmpac
5.75% due 08/18/22		1,579,534	1,587,432
NANA Development Corp.
8.00% due 03/15/18[1]		1,530,000	1,430,550
Dematic S.A.
4.25% due 12/28/19		1,327,554	1,326,226
Ceva Group Plc (United Kingdom)
6.50% due 03/19/21		407,923	326,167
Pro Mach Group, Inc.
4.75% due 10/22/21		615,602	614,216
Wencor Group
4.04% due 06/19/19†††		482,308	451,621
Atkore International, Inc.
7.75% due 10/09/21		400,000	400,168
Omnitracs, Inc.
8.75% due 05/25/21		350,000	329,875
Hunter Fan Co.
6.73% due 12/20/17[1]		186,134	183,342
Total Industrial			293,594,073

Communications - 8.4%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23		23,389,420	23,360,184
Numericable US LLC
4.75% due 02/10/23		17,561,750	17,676,955
4.56% due 07/31/22		3,275,250	3,296,736
Univision Communications, Inc.
4.00% due 02/28/20		18,384,445	18,416,066
4.00% due 03/01/20		1,271,731	1,273,587
Cartrawler
3.75% due 04/29/21[1]	EUR	16,231,796	18,050,523
Neptune Finco Corp.
5.00% due 10/09/22		17,955,000	17,973,673
Mcgraw-Hill Global Education Holdings LLC
5.00% due 05/04/22		15,186,938	15,266,669
Ziggo Secured Finance BV
3.75% due 08/31/24	EUR	12,300,000	13,837,621
Warner Music Group
3.75% due 07/01/20		13,591,259	13,574,270
T-Mobile US, Inc.
3.50% due 11/09/22		11,910,000	12,000,992
Light Tower Fiber LLC
4.09% due 04/13/20		11,657,484	11,653,870
Houghton Mifflin Co.
4.00% due 05/31/21		10,766,244	10,645,124
Virgin Media Bristol LLC
3.65% due 06/30/23		5,857,895	5,881,209
CBS Outdoor Americas Capital LLC
3.00% due 02/01/21		3,967,500	3,979,403

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]		Value

Internet Brands
4.75% due 07/08/21		$3,027,083	$3,030,867
Match Group, Inc.
5.50% due 11/16/22		2,754,375	2,768,147
EMI Music Publishing
4.00% due 08/19/22		2,465,189	2,471,746
Telenet Financing USD LLC
4.36% due 06/30/24		2,150,000	2,166,125
Anaren, Inc.
5.50% due 02/18/21[1]		1,501,389	1,445,087
9.25% due 08/18/21[1]		275,000	244,750
Scout24 AG
3.50% due 02/12/21	EUR	1,456,527	1,642,730
Charter Communications Operating, LLC
3.00% due 01/03/21		1,575,573	1,579,764
Level 3 Communications, Inc.
4.00% due 08/01/19		750,000	752,813
Total Communications			202,988,911

Financial - 6.9%
Americold Realty Operating Partnership, LP
5.75% due 12/01/22		18,054,750	18,201,534
Alliant Holdings I L.P.
4.75% due 08/12/22		16,392,500	16,380,206
Transunion Holding Co.
3.59% due 04/09/21		16,219,618	16,260,167
National Financial Partners Corp.
4.50% due 07/01/20		14,115,999	14,136,609
Assured Partners, Inc.
5.75% due 10/21/22		12,897,314	12,949,677
HUB International Ltd.
4.00% due 10/02/20		12,444,553	12,444,553
Hyperion Insurance
5.50% due 04/29/22		12,683,866	12,386,557
York Risk Services
4.75% due 10/01/21[1]		11,435,421	10,449,116
WEX, Inc.
4.25% due 07/01/23		10,074,750	10,183,860
Magic Newco, LLC
5.00% due 12/12/18		7,367,106	7,373,220
Acrisure LLC
6.50% due 05/19/22		6,759,886	6,772,594
American Stock Transfer & Trust
5.75% due 06/26/20		5,679,634	5,547,128
WTG Holdings
4.75% due 01/15/21		4,114,753	4,114,753
Cotiviti Corp.
3.61% due 09/28/23		3,850,000	3,857,238
LPL Financial Holdings, Inc.
4.75% due 11/21/22		3,796,313	3,816,889
Jefferies Finance LLC
4.50% due 05/14/20		3,801,875	3,744,847
Dollar Tree, Inc.
3.06% due 07/06/22		2,571,815	2,587,888
Fly Leasing Ltd.
3.54% due 08/09/19		1,688,395	1,690,506
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19		1,557,915	1,306,701
9.25% due 06/10/20		194,886	75,518
USI Holdings Corp.
4.25% due 12/27/19		1,367,837	1,368,863
AMWINS Group LLC
4.75% due 09/06/19		963,237	968,352
Total Financial			166,616,776

Basic Materials - 2.0%
PQ Corp.
5.75% due 11/04/22		21,869,190	22,019,650
Nexeo Solutions LLC
5.25% due 06/09/23		10,504,185	10,550,193
Chromaflo Technologies
4.50% due 12/02/19		9,133,839	9,122,422
Platform Specialty Products
5.50% due 06/07/20		3,228,184	3,240,290
Zep, Inc.
5.50% due 06/27/22		2,241,401	2,244,203
Minerals Technologies, Inc.
3.75% due 05/10/21		978,452	983,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]	Value

Hoffmaster Group, Inc.
5.25% due 05/08/20	$933,291	$933,291
Total Basic Materials		49,093,393

Utilities - 1.8%
TPF II Power LLC
5.00% due 10/02/21	15,479,772	15,622,960
Linden Cogeneration Power
5.25% due 06/28/23	15,172,015	15,312,356
Dynegy, Inc.
5.00% due 06/27/23	11,000,000	11,079,750
EWT Holdings III Corp.
5.50% due 01/15/21	1,641,750	1,645,854
Total Utilities		43,660,920

Energy - 0.8%
Veresen Midstream LP
5.25% due 03/31/22	15,626,852	15,483,554
PSS Companies
5.50% due 01/28/20[1]	5,609,564	4,094,981
Total Energy		19,578,535

Electric - 0.4%
Stonewall (Green Energy)
6.50% due 11/12/21	5,950,000	5,771,500
Panda Temple II Power
7.25% due 04/03/19	4,466,250	4,075,453
Total Electric		9,846,953
Total Senior Floating Rate Interests
(Cost $1,784,789,157)		1,765,867,972

CORPORATE BONDS†† - 7.0%
Energy - 1.4%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	5,500,000	5,809,375
5.63% due 04/15/23	4,200,000	4,483,500
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	6,300,000	6,347,250
CONSOL Energy, Inc.
5.88% due 04/15/22	6,750,000	6,210,000
Unit Corp.
6.63% due 05/15/21	4,000,000	3,375,000
Gibson Energy, Inc.
6.75% due 07/15/21[5]	2,905,000	2,970,363
FTS International, Inc.
8.35% due 06/15/20[5,6]	2,950,000	2,505,730
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 12/01/20	2,750,000	1,485,000
PDC Energy, Inc.
7.75% due 10/15/22	800,000	854,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[7]	850,000	433,500
Total Energy		34,473,718

Industrial - 1.2%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.07% due 05/15/21[5,6]	13,500,000	13,702,500
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.13% due 07/15/21[5,6]	7,500,000	7,612,500
Novelis Corp.
6.25% due 08/15/24[5]	3,000,000	3,183,750
Anixter, Inc.
5.50% due 03/01/23	3,000,000	3,142,500
CEVA Group plc
7.00% due 03/01/21[5]	663,000	537,030
Total Industrial		28,178,280

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]		Value

Consumer, Non-cyclical - 1.1%
Tenet Healthcare Corp.
4.35% due 06/15/20[6]		$17,000,000	$17,086,700
Vector Group Ltd.
7.75% due 02/15/21		6,890,000	7,266,883
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]		1,754,000	1,762,770
Opal Acquisition, Inc.
8.88% due 12/15/21[5]		855,000	701,100
Total Consumer, Non-cyclical			26,817,453

Communications - 1.1%
Interoute Finco plc
6.25% due 10/15/20	EUR	7,250,000	8,239,469
Ziggo Secured Finance BV
5.50% due 01/15/27[5]		5,000,000	4,993,750
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[5]		4,000,000	4,260,000
Level 3 Financing, Inc.
4.41% due 01/15/18[6]		4,210,000	4,225,788
Sprint Communications, Inc.
9.00% due 11/15/18[5]		1,000,000	1,103,750
DISH DBS Corp.
7.75% due 07/01/26[5]		900,000	956,250
MDC Partners, Inc.
6.50% due 05/01/24[5]		950,000	878,750
TIBCO Software, Inc.
11.38% due 12/01/21[5]		550,000	489,500
Avaya, Inc.
7.00% due 04/01/19[5]		610,000	449,875
UPCB Finance VI Ltd.
6.88% due 01/15/22[5]		424,000	444,140
Total Communications			26,041,272

Financial - 0.9%
Kennedy-Wilson, Inc.
5.88% due 04/01/24		11,305,000	11,389,787
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	4,800,000
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20		1,700,000	1,708,500
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]		1,050,000	1,023,750
NFP Corp.
9.00% due 07/15/21[5]		850,000	873,269
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[5]		650,000	650,000
CyrusOne, LP / CyrusOne Finance Corp.
6.38% due 11/15/22		600,000	635,437
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[5]		450,000	450,000
Total Financial			21,530,743

Technology - 0.5%
First Data Corp.
5.00% due 01/15/24[5]		6,250,000	6,343,750
5.75% due 01/15/24[5]		5,200,000	5,343,000
NCR Corp.
6.38% due 12/15/23		800,000	846,000
Micron Technology, Inc.
5.25% due 08/01/23[5]		450,000	444,375
Total Technology			12,977,125

Utilities - 0.5%
AES Corp.
3.84% due 06/01/19[6]		2,608,000	2,614,520
6.00% due 05/15/26		2,000,000	2,115,000
5.50% due 04/15/25		1,150,000	1,184,500
Terraform Global Operating LLC
13.75% due 08/15/22[5]		4,600,000	4,738,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount[10]	Value

LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]	$630,000	$626,850
Total Utilities		11,278,870

Consumer, Cyclical - 0.3%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	4,615,000	4,222,725
WMG Acquisition Corp.
6.75% due 04/15/22[5]	2,280,000	2,411,100
Men’s Wearhouse, Inc.
7.00% due 07/01/22	295,000	274,350
Total Consumer, Cyclical		6,908,175

Basic Materials - 0.0%
Mirabela Nickel Ltd.
2.38% due 06/24/19†††,1	1,279,819	358,349
1.00% due 09/10/44†††,1	25,570	—
Eldorado Gold Corp.
6.13% due 12/15/20[5]	265,000	266,855
Total Basic Materials		625,204

Diversified - 0.0%
HRG Group, Inc.
7.88% due 07/15/19	490,000	516,338
Total Corporate Bonds
(Cost $171,811,861)		169,347,178

ASSET-BACKED SECURITIES†† - 5.3%
Collateralized Loan Obligations - 3.0%
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,8]	6,000,000	5,252,464
TICP CLO II Ltd.
2014-2A, 5.45% due 07/20/26[5,6]	6,560,000	5,231,669
PFP Ltd.
2015-2, 3.43% due 07/14/34[5,6]	5,000,000	5,000,832
ACIS CLO Ltd.
2013-2A, 4.52% due 10/14/22[5,6]	1,800,000	1,756,672
2013-1A, 5.18% due 04/18/24[5,6]	1,000,000	999,957
2015-6A, 4.13% due 05/01/27[5,6]	1,000,000	985,106
Golub Capital Partners CLO Ltd.
2015-24A, 4.53% due 02/05/27[5,6]	3,750,000	3,731,537
Avery
2013-3X COM, due 01/18/25[8]	4,300,020	3,458,936
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 4.50% due 10/10/26[5,6]	3,500,000	3,440,237
Fortress Credit Funding V, LP
2015-5A, 4.47% due 08/15/22[5,6]	3,500,000	3,438,934
Newstar Commercial Loan Funding LLC
2013-1A, 5.41% due 09/20/23[5,6]	2,750,000	2,561,491
2014-1A, 5.45% due 04/20/25[5,6]	250,000	227,534
2013-1A, 6.16% due 09/20/23[5,6]	250,000	227,190
OHA Credit Partners VIII Ltd.
2013-8A, 5.10% due 04/20/25[5,6]	3,225,000	2,771,954
Treman Park CLO Ltd.
2015-1A, due 04/20/27[5,8]	3,000,000	2,685,162
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.82% due 08/15/23[5,6]	2,600,000	2,600,026

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

ALM XIV Ltd.
2014-14A, 4.19% due 07/28/26[5,6]	$2,650,000	$2,584,164
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.16% due 10/15/26[5,6]	2,500,000	2,331,782
Shackleton I CLO Ltd.
2012-1A, 4.12% due 08/14/23[5,6]	2,000,000	2,026,981
Duane Street CLO IV Ltd.
2007-4A, 3.07% due 11/14/21[5,6]	2,000,000	1,967,362
Galaxy XVI CLO Ltd.
2013-16A, 4.17% due 11/16/25[5,6]	2,000,000	1,857,102
CIFC Funding Ltd.
2014-1A, 5.18% due 04/18/25[5,6]	2,000,000	1,652,645
DIVCORE CLO Ltd.
2013-1A, 4.42% due 11/15/32[5,6]	1,600,000	1,585,060
Dryden XXVIII Senior Loan Fund
2013-28A, 3.52% due 08/15/25[5,6]	1,500,000	1,500,057
MCF CLO I LLC
2013-1A, 4.25% due 04/20/23[5,6]	1,500,000	1,442,702
Cent CLO 22 Ltd.
2014-22A, 6.09% due 11/07/26[5,6]	1,500,000	1,282,504
Grayson CLO Ltd.
2006-1A, 1.17% due 11/01/21[5,6]	1,200,000	1,152,539
Cerberus Onshore II CLO LLC
2014-1A, 4.68% due 10/15/23[5,6]	600,000	592,235
2014-1A, 4.18% due 10/15/23[5,6]	500,000	497,705
Telos CLO Ltd.
2013-3A, 4.93% due 01/17/24[5,6]	1,050,000	1,045,500
Gramercy Park CLO Ltd.
2014-1A, 4.73% due 07/17/23[5,6]	1,000,000	1,001,751
Venture XI CLO Ltd.
2015-11A, 3.77% due 11/14/22[5,6]	1,000,000	1,000,010
COA Summit CLO Limited
2014-1A, 4.55% due 04/20/23[5,6]	1,000,000	985,357
NewStar Commercial Loan Trust
2007-1A, 2.13% due 09/30/22[5,6]	500,000	472,246
2007-1A, 3.13% due 09/30/22[5,6]	500,000	459,592
Shackleton II CLO Ltd.
2012-2A, 4.75% due 10/20/23[5,6]	750,000	747,602
Westchester CLO Ltd.
2007-1A, 1.10% due 08/01/22[5,6]	750,000	734,582
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[5,8]	1,250,000	605,009
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.01% due 07/25/25[5,6]	600,000	581,594
Westwood CDO I Ltd.
2007-1A, 1.53% due 03/25/21[5,6]	500,000	473,158
Kingsland IV Ltd.
2007-4A, 2.13% due 04/16/21[5,6]	500,000	469,100
MCF CLO III LLC
2014-3A, 3.42% due 01/20/24[5,6]	500,000	425,988
Eastland CLO Ltd.
2007-1A, 1.16% due 05/01/22[5,6]	350,000	330,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Great Lakes CLO Ltd.
2014-1A, 4.88% due 04/15/25[5,6]	$250,000	$227,618
Total Collateralized Loan Obligations		74,402,288

Credit Card - 1.0%
Capital One Multi-Asset Execution Trust
2007-A5, 0.56% due 07/15/20[6]	10,000,000	9,991,048
2015-A6, 0.89% due 06/15/20[6]	9,000,000	9,019,571
Chase Issuance Trust
2007-A12, 0.57% due 08/15/19[6]	4,000,000	3,998,586
Credit Card Pass-Through Trust
2012-BIZ, 0.00% due 12/15/49[5]	101,483	81,455
Total Credit Card		23,090,660

Collateralized Debt Obligations - 0.8%
Gramercy Real Estate CDO Ltd.
2007-1A, 1.10% due 08/15/56[5,6]	9,295,545	8,776,450
N-Star REL CDO VIII Ltd.
2006-8A, 0.89% due 02/01/41[5,6]	3,250,000	3,154,740
2006-8A, 0.82% due 02/01/41[5,6]	63,731	63,615
Triaxx Prime CDO Ltd.
2006-2A, 0.79% due 10/02/39[5,6]	3,278,825	3,122,742
RAIT CRE CDO I Ltd.
2006-1X A1B, 0.86% due 11/20/46	2,944,998	2,846,901
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[5,6]	399,568	389,566
Total Collateralized Debt Obligations		18,354,014

Automotive - 0.3%
AmeriCredit Automobile Receivables Trust
2016-2, 1.22% due 10/08/19[6]	7,000,000	7,014,840

Transport-Aircraft - 0.2%
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[5]	2,181,423	2,159,608
2014-1, 7.50% due 02/15/29[5]	1,596,347	1,584,375
Airplanes Pass Through Trust
2001-1A, 1.07% due 03/15/19[6,11]	1,620,327	534,708
Total Transport-Aircraft		4,278,691
Total Asset-Backed Securities
(Cost $125,670,569)		127,140,493

COLLATERALIZED MORTGAGE OBLIGATION†† - 4.6%
Residential Mortgage-Backed Securities - 4.2%
LSTAR Securities Investment Trust
2015-4, 2.52% due 04/01/20[5,6]	12,168,490	12,016,385
2015-1, 2.53% due 01/01/20[5,6]	6,862,865	6,852,571
2015-5, 2.53% due 04/01/20[5,6]	5,577,635	5,493,971
2015-10, 2.52% due 11/01/20[5,6]	2,896,498	2,845,810
RALI Series Trust
2006-QO2, 0.75% due 02/25/46[6]	9,167,139	4,034,273
2007-QO4, 0.72% due 05/25/47[6]	3,763,544	3,133,252
2006-QO10, 0.68% due 01/25/37[6]	3,675,181	3,099,228
Lehman XS Trust Series
2007-15N, 0.77% due 08/25/37[6]	6,188,827	5,289,068
2006-16N, 0.72% due 11/25/46[6]	3,294,539	2,715,251

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

GSAA Home Equity Trust
2006-14, 0.70% due 09/25/36[6]	$12,202,446	$6,367,627
2007-7, 0.80% due 07/25/37[6]	991,248	882,012
Banc of America Funding Ltd.
2013-R1, 0.71% due 11/03/41[5,6]	6,374,822	5,807,813
American Home Mortgage Investment Trust
2006-1, 0.92% due 03/25/46[6]	6,422,626	5,320,507
IndyMac INDX Mortgage Loan Trust
2006-AR4, 0.74% due 05/25/46[6]	5,971,716	4,907,824
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.30% due 07/25/47[6]	5,657,888	4,741,149
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.79% due 04/25/36[6]	3,769,259	3,673,622
2007-BC1, 0.66% due 02/25/37[6]	860,953	745,738
Nomura Resecuritization Trust
2015-4R, 1.31% due 03/26/36[5,6]	2,564,056	2,431,238
2012-1R, 0.96% due 08/27/47[5,6]	1,457,350	1,437,384
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[5]	3,504,759	3,494,392
American Home Mortgage Assets Trust
2006-4, 0.73% due 10/25/46[6]	5,026,101	3,335,832
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.35% due 11/25/46[6]	3,993,825	2,865,301
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.67% due 07/25/37[5,6]	3,173,541	2,713,233
GreenPoint Mortgage Funding Trust
2005-HE4, 1.00% due 07/25/30[6]	2,759,946	2,695,837
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 0.72% due 07/25/37[6]	2,752,901	2,197,136
Morgan Stanley Re-REMIC Trust
2010-R5, 1.12% due 06/26/36[5,6]	1,109,432	803,647
Alliance Bancorp Trust
2007-OA1, 0.77% due 07/25/37[6]	819,699	597,676
New Century Home Equity Loan Trust
2004-4, 1.32% due 02/25/35[6]	378,922	314,143
Total Residential Mortgage-Backed Securities		100,811,920

Commercial Mortgage-Backed Securities - 0.4%
GS Mortgage Securities Corporation Trust
2016-ICE2, 9.02% due 02/15/33[5,6]	10,000,000	9,980,405
Total Collateralized Mortgage Obligation
(Cost $110,557,339)		110,792,325

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 1.5%
Federal Home Loan Bank[9]
0.24% due 10/04/16	$30,000,000	$29,999,400
0.22% due 10/25/16	7,000,000	6,998,973
Total Federal Home Loan Bank		36,998,373
Total Federal Agency Discount Notes
(Cost $36,998,373)		36,998,373

SENIOR FIXED RATE INTERESTS†† - 0.5%
Communications - 0.3%
Lions Gate Entertainment Corp.
5.00% due 03/17/22	7,780,000	7,916,150

Consumer, Cyclical - 0.2%
Men’s Wearhouse, Inc.
5.00% due 06/18/21	4,700,000	4,582,500

Financial - 0.0%
Magic Newco, LLC
12.00% due 06/12/19	500,000	525,000

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc.
7.50% due 12/31/19†††,1	57,268	80,078
Total Senior Fixed Rate Interests
(Cost $13,048,535)		13,103,728

COMMERCIAL PAPER†† - 9.3%
Nissan Motor Acceptance Corp.
0.66% due 10/17/16[5]	35,900,000	35,889,381
BAT International Finance PLC
0.78% due 10/12/16	35,000,000	34,991,658
Omnicom Capital, Inc.
0.62% due 10/25/16	22,000,000	21,990,632
Bemis, Inc.
0.55% due 10/07/16	20,000,000	19,998,167
American Water Capital Corp.
0.67% due 10/11/16[5]	20,000,000	19,996,278
Ryder System, Inc.
0.73% due 10/17/16	20,000,000	19,993,511
General Mills, Inc.
0.62% due 10/13/16	17,770,000	17,766,328
Wal-Mart Stores, Inc.
0.31% due 10/11/16	15,000,000	14,998,708
VF Corp.0.72% due 10/25/16	15,000,000	14,992,800
Campbell Soup Co.
0.65% due 11/07/16	15,000,000	14,989,979
Kellogg Co.
0.52% due 10/05/16[5]	11,800,000	11,799,318
Total Commercial Paper (Cost $227,406,760)		227,406,760
Total Investments - 106.2%
(Cost $2,590,754,569)		$2,569,414,378
Other Assets & Liabilities, net - (6.2)%		(150,600,860)
Total Net Assets - 100.0%		$2,418,813,518

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2016	Net Unrealized Appreciation/ (Depreciation)
Morgan Stanley	(17,897,000)	GBP	10/13/16	$23,743,549	$23,205,565	$537,984
Morgan Stanley	3,170,000	EUR	10/13/16	(3,556,763)	(3,562,639)	5,876
J.P. Morgan	(70,232,000)	EUR	10/13/16	78,871,519	78,930,997	(59,478)
						$484,382

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Affiliated issuer — See Note 7.
[3]	Rate indicated is the 7 day yield as of September 30, 2016.
[4]	Security with no rate was unsettled at September 30, 2016.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $281,560,436 (cost $280,647,647), or 11.6% of total net assets.

[6]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[7]	Security is in default of interest and/or principal obligations.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[10]	The face amount is denominated in U.S. dollars unless otherwise indicated.
[11]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $534,708 (cost $1,307,090), or less than 0.1% of total net assets — See Note 11.

plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Asset-Backed Securities	$—	$—	$127,140,493	$—	$—	$127,140,493
Collateralized Mortgage Obligations	—	—	110,792,325	—	—	110,792,325
Commercial Paper	——	—	227,406,760	—	—	227,406,760
Common Stocks	298,245	—	—	—	19,616	317,861
Corporate Bonds	—	—	168,988,829	—	358,349	169,347,178
Forward Foreign Currency Exchange Contracts	—	—	—	543,860	—	543,860
Federal Agency Discount Notes	—	—	36,998,373	—	—	36,998,373
Mutual Funds	25,547,323	—	—	—	—	25,547,323
Senior Fixed Rate Interests	—	—	13,023,650	—	80,078	13,103,728
Senior Floating Rate Interests	—	—	1,722,620,703	—	43,247,269	1,765,867,972
Short Term Investments	92,892,365	—	—	—	—	92,892,365
Total	$118,737,933	$—	$2,406,971,133	$543,860	$43,705,312	$2,569,958,238

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$—	$59,478	$—	$59,478

*	Other financial instruments include forward foreign currency contracts, which are reported as unrealized gain/loss at period end.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
FLOATING RATE STRATEGIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Common Stocks	$19,252	Enterprise Value	Valuation Multiple	5.5	x
Common Stocks	364	Model Price	Liquidation value	—
Corporate Bonds	358,349	Model Price	Liquidation value	—
Senior Fixed Rate Interests	80,078	Enterprise Value	Valuation Multiple	5.5	x
Senior Floating Rate Interests	20,078,238	Model Price	Purchase Price	—
Senior Floating Rate Interests	13,686,211	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Senior Floating Rate Interests	9,482,820	Enterprise Value	Valuation Multiple	12.0	x
Total	$43,705,312

Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

As of September 30, 2016, the Fund had securities with a total value of $1,021,643 transfer into Level 3 from Level 2 and securities with a total value of $6,032,813 transfer out of Level 3 into Level 2 due to changes in the securities valuation method. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Common Stocks	Corporate Bonds	Senior Fixed Rate Interests	Total
FLOATING RATE STRATEGIES
Assets:
Beginning Balance	$52,904,389	$334	$1,543,530	$67,103	$54,515,356
Purchases	11,785,057	17,820	(16,140)	68,845	11,855,582
Sales, maturities and paydowns	(14,314,694)	—	(1,026,000)	(78,773)	(15,419,467)
Total realized gains or losses included in earnings	(9,102)	—	(636,812)	(62,389)	(708,303)
Total change in unrealized gains or losses included in earnings	(2,107,211)	1,462	493,771	85,292	(1,526,686)
Transfers into Level 3	1,021,643	—	—	—	1,021,643
Transfers out of Level 3	(6,032,813)	—	—	—	(6,032,813)
Ending Balance	$43,247,269	$19,616	$358,349	$80,078	$43,705,312
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$(2,345,329)	$1,432	$(88,995)	$11,234	$(2,421,658)

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $2,565,305,366)	$2,543,867,055
Investments in affiliated issuers, at value (cost $25,449,203)	25,547,323
Total investments (cost $2,590,754,569)	2,569,414,378
Foreign currency, at value (cost $126,715)	126,715
Cash	15,631,249
Unrealized appreciation on forward foreign currency exchange contracts	543,860
Prepaid expenses	103,030
Receivables:
Securities sold	295,541
Fund shares sold	10,771,000
Dividends	36,336
Foreign taxes reclaim	74,230
Interest	9,558,964
Total assets	2,606,555,303

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $4,310,505)	2,199,518
Segregated cash due to broker	330,000
Unrealized depreciation on forward foreign currency exchange contracts	59,478
Payable for:
Securities purchased	176,673,438
Fund shares redeemed	5,237,972
Distribution to shareholders	1,134,403
Management fees	1,063,699
Distribution and service fees	277,529
Transfer agent/maintenance fees	266,469
Fund accounting/administration fees	183,694
Trustees’ fees*	42,682
Miscellaneous	272,903
Total liabilities	187,741,785
Net assets	$2,418,813,518

Net assets consist of:
Paid in capital	$2,454,147,805
Accumulated net investment loss	(743,658)
Accumulated net realized loss on investments	(15,769,303)
Net unrealized depreciation on investments	(18,821,326)
Net assets	$2,418,813,518

A-Class:
Net assets	$452,610,588
Capital shares outstanding	17,460,675
Net asset value per share	$25.92
Maximum offering price per share (Net asset value divided by 97.00%)	$26.72

C-Class:
Net assets	$197,296,434
Capital shares outstanding	7,614,141
Net asset value per share	$25.91

P-Class:
Net assets	$124,974,094
Capital shares outstanding	4,818,820
Net asset value per share	$25.93

Institutional Class:
Net assets	$1,643,932,402
Capital shares outstanding	63,364,523
Net asset value per share	$25.94

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2016

Investment Income:
Interest	$101,831,359
Dividends from securities of affiliated issuers	422,256
Dividends from securities of unaffiliated issuers	7,638
Total investment income	102,261,253

Expenses:
Management fees	13,555,253
Transfer agent/maintenance fees
A-Class	607,122
C-Class	212,686
P-Class	3,098
Institutional Class	828,315
Distribution and service fees:
A-Class	1,044,782
C-Class	1,756,716
P-Class	201,466
Fund accounting/administration fees	1,981,126
Line of credit fees	255,091
Trustees’ fees*	120,085
Custodian fees	78,512
Tax expense	95
Miscellaneous	822,601
Total expenses	21,466,948
Less:
Expenses waived by Adviser	(395,679)
Expenses waived by Transfer Agent
A-Class	(576,417)
C-Class	(202,887)
P-Class	(376)
Institutional Class	(750,018)
Expenses waived by Distributor
A-Class	(58,669)
C-Class	(19,485)
P-Class	(7,070)
Total waived expenses	(2,010,601)
Net expenses	19,456,347
Net investment income	82,804,906

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(18,168,440)
Investments in affiliated issuers	(25,744)
Foreign currency	1,448,865
Forward foreign currency exchange contracts	1,605,665
Net realized loss	(15,139,654)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	27,567,300
Investments in affiliated issuers	126,255
Foreign currency	(103,714)
Forward foreign currency exchange contracts	890,866
Net change in unrealized appreciation (depreciation)	28,480,707
Net realized and unrealized gain	13,341,053
Net increase in net assets resulting from operations	$96,145,959

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$82,804,906	$57,257,242
Net realized gain (loss) on investments	(15,139,654)	12,472,163
Net change in unrealized appreciation (depreciation) on investments	28,480,707	(41,312,890)
Net increase in net assets resulting from operations	96,145,959	28,416,515

Distributions to shareholders from:
Net investment income
A-Class	(17,533,970)	(14,747,792)
C-Class	(6,005,382)	(4,776,563)
P-Class	(3,269,505)	(100,000)*
Institutional Class	(62,586,943)	(43,675,370)
Net realized gains
A-Class	—	(968,588)
C-Class	—	(397,766)
Institutional Class	—	(2,326,328)
Total distributions to shareholders	(89,395,800)	(66,992,407)

Capital share transactions:
Proceeds from sale of shares
A-Class	328,587,677	269,729,701
C-Class	93,383,014	61,495,860
P-Class	130,565,954	21,013,826 *
Institutional Class	1,293,714,252	920,575,822
Distributions reinvested
A-Class	15,307,772	12,878,840
C-Class	4,886,193	4,256,809
P-Class	3,269,505	99,953 *
Institutional Class	50,783,545	37,311,662
Cost of shares redeemed
A-Class	(292,937,913)	(238,118,241)
C-Class	(47,794,125)	(48,812,351)
P-Class	(30,899,865)	(368,247)*
Institutional Class	(934,769,638)	(454,573,514)
Net increase from capital share transactions	614,096,371	585,490,120
Net increase in net assets	620,846,530	546,914,228

Net assets:
Beginning of year	1,797,966,988	1,251,052,760
End of year	$2,418,813,518	$1,797,966,988
Accumulated net investment loss at end of year	$(743,658)	$(5,002,242)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	12,898,402	10,278,287
C-Class	3,665,393	2,343,633
P-Class	5,115,313	803,544	*
Institutional Class	50,648,724	35,050,422
Shares issued from reinvestment of distributions
A-Class	600,582	491,118
C-Class	191,843	162,389
P-Class	128,540	3,839	*
Institutional Class	1,990,689	1,421,995
Shares redeemed
A-Class	(11,505,029)	(9,071,267)
C-Class	(1,879,755)	(1,862,040)
P-Class	(1,218,323)	(14,093	)*
Institutional Class	(36,817,913)	(17,315,843)
Net increase in shares	23,818,466	22,291,984

*	Since commencement of operations: May 1, 2015

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$25.88	$26.52	$26.62	$26.10	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.99	1.04	1.10	1.30	1.09
Net gain (loss) on investments (realized and unrealized)	.12	(.42)	.05	.65	.97
Total from investment operations	1.11	.62	1.15	1.95	2.06
Less distributions from:
Net investment income	(1.07)	(1.18)	(1.20)	(1.37)	(.96)
Net realized gains	—	(.08)	(.05)	(.06)	—
Total distributions	(1.07)	(1.26)	(1.25)	(1.43)	(.96)
Net asset value, end of period	$25.92	$25.88	$26.52	$26.62	$26.10

Total Return[e]	4.47%	2.36%	4.42%	7.61%	8.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$452,611	$400,270	$365,207	$378,324	$44,175
Ratios to average net assets:
Net investment income (loss)	3.88%	3.97%	4.10%	4.90%	5.13%
Total expenses[c]	1.20%	1.19%	1.18%	1.19%	1.39%
Net expenses[d,g]	1.03%	1.03%	1.04%	1.05%	1.06%
Portfolio turnover rate	35%	44%	58%	50%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$25.87	$26.51	$26.60	$26.09	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.80	.85	.90	1.11	.93
Net gain (loss) on investments (realized and unrealized)	.12	(.43)	.06	.63	.98
Total from investment operations	.92	.42	.96	1.74	1.91
Less distributions from:
Net investment income	(.88)	(.98)	(1.00)	(1.17)	(.82)
Net realized gains	—	(.08)	(.05)	(.06)	—
Total distributions	(.88)	(1.06)	(1.05)	(1.23)	(.82)
Net asset value, end of period	$25.91	$25.87	$26.51	$26.60	$26.09

Total Return[e]	3.68%	1.63%	3.64%	6.77%	7.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$197,296	$145,808	$132,370	$120,606	$24,358
Ratios to average net assets:
Net investment income (loss)	3.13%	3.23%	3.35%	4.19%	4.36%
Total expenses[c]	1.93%	1.91%	1.89%	1.93%	2.06%
Net expenses[d,g]	1.78%	1.78%	1.79%	1.81%	1.80%
Portfolio turnover rate	35%	44%	58%	50%	61%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.99	.40
Net gain (loss) on investments (realized and unrealized)	.12	(.46)
Total from investment operations	1.11	(.06)
Less distributions from:
Net investment income	(1.07)	(.42)
Total distributions	(1.07)	(.42)
Net asset value, end of period	$25.93	$25.89

Total Return[e]	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	3.86%	3.68%
Total expenses[c]	1.06%	1.04%
Net expenses[d,g]	1.03%	1.02%
Portfolio turnover rate	35%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$25.90	$26.54	$26.64	$26.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	1.10	1.16	1.36	1.10
Net gain (loss) on investments (realized and unrealized)	.12	(.42)	.06	.65	1.02
Total from investment operations	1.17	.68	1.22	2.01	2.12
Less distributions from:
Net investment income	(1.13)	(1.24)	(1.27)	(1.43)	(1.00)
Net realized gains	—	(.08)	(.05)	(.06)	—
Total distributions	(1.13)	(1.32)	(1.32)	(1.49)	(1.00)
Net asset value, end of period	$25.94	$25.90	$26.54	$26.64	$26.12

Total Return[e]	4.71%	2.59%	4.67%	7.86%	8.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,643,932	$1,231,352	$753,476	$457,813	$72,197
Ratios to average net assets:
Net investment income (loss)	4.11%	4.18%	4.32%	5.12%	5.16%
Total expenses[c]	0.87%	0.85%	0.87%	0.86%	0.99%
Net expenses[d,g]	0.79%	0.79%	0.80%	0.81%	0.80%
Portfolio turnover rate	35%	44%	58%	50%	61%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses the operating expense ratios for the periods would be:

	09/30/16	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	1.02%	1.02%	1.02%	1.03%	1.01%
C-Class	1.77%	1.77%	1.77%	1.78%	1.76%
P-Class	1.02%	1.01%	N/A	N/A	N/A
Institutional Class	0.78%	0.78%	0.78%	0.79%	0.77%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 3.00%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2016.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

D. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

I. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

J. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all ofwhich could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

K. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Floating Rate Strategies Fund	Hedge	$103,230,752	$2,060,024

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2016:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2016:

Asset Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$543,860

Liability Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$59,478

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized Gain (Loss) on Derivative Investment Recognized on the Statement of Operations
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$1,605,665

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$890,866

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees were assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the first twelve months of operations.

RFS also acted as the administrative agent for the Fund. As such it performed administrative, bookkeeping, accounting and pricing functions for the Fund. For these services, RFS received 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Floating Rate Strategies Fund - A-Class	1.02%	11/30/12	02/01/17
Floating Rate Strategies Fund - C-Class	1.77%	11/30/12	02/01/17
Floating Rate Strategies Fund - P-Class*	1.02%	05/01/15	02/01/17
Floating Rate Strategies Fund - Institutional Class	0.78%	11/30/12	02/01/17

*	Since the commencement of operations: May 1, 2015

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Fund Total
Floating Rate Strategies Fund
A-Class	$611,271	$521,200	$715,008	$1,847,479
C-Class	138,934	164,290	254,684	557,908
P-Class	—	609	19,459	20,068
Institutional Class	455,839	538,037	1,021,450	2,015,326

For the year ended September 30, 2016, no amounts were recouped by GI.

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Floating Rate Strategies Fund	$89,395,800	$—	$89,395,800

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Floating Rate Strategies Fund	$66,140,027	$852,380	$66,992,407

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/(Depreciation)	Accumulated Capital Loss	Other Temporary Differences
Floating Rate Strategies Fund	$6,933,127	$—	$(21,071,148)	$(14,003,863)	$(7,192,403)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, capital loss carryforwards for the Fund was as follows:

Fund	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Floating Rate Strategies Fund	$—	$(14,003,863)	$(14,003,863)

As of September 30, 2016, the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to foreign currency reclasses, paydown reclasses, and CLO investments. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Floating Rate Strategies Fund	$2	$844,994	$(844,996)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Floating Rate Strategies Fund	$2,592,520,009	$22,137,227	$(45,242,858)	$(23,105,631)

6. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Floating Rate Strategies Fund	$1,213,436,137	$662,109,225

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Floating Rate Strategies Fund	$1,083,750	$—	$—

7. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 09/30/15	Additions	Reductions	Value 09/30/16	Shares 09/30/16	Investment Income	Realized Loss
Floating Rate Strategies Fund
Guggenheim Strategy Fund I	$35,022,618	$292,607	$(17,000,000)	$18,386,427	735,751	$291,445	$(23,326)
Guggenheim Strategy Fund II	—	10,131,587	(3,000,000)	7,160,896	287,125	130,811	(2,418)
	$35,022,618	$10,424,194	$(20,000,000)	$25,547,323		$422,256	$(25,744)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

8. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2016 were as follows:

Borrower	Maturity Date	Face Amount	Value
Floating Rate Strategies Fund
Acrisure LLC	05/19/22	$3,423,051	$49,609
Advantage Sales & Marketing LLC	07/25/19	7,400,000	536,540
American Stock Transfer & Trust	06/26/18	800,000	36,786
CEVA Group Plc (United Kingdom)	03/19/19	3,000,000	301,508
Hoffmaster Group, Inc.	05/09/19	1,750,000	106,199
IntraWest Holdings S.à r.l.	12/10/18	6,900,000	120,740
Kronos, Inc.	10/30/17	500,000	16,060
National Financial Partners Corp.	07/01/18	3,000,000	147,630
Signode Industrial Group US, Inc.	05/01/19	11,400,000	733,801
Wencor Group	06/19/19	2,367,692	150,645
		$40,540,743	$2,199,518

9. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

10. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2016, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2016	Average Balance Outstanding	Average Interest Rate
Floating Rate Strategies Fund	116	$—	$398,091	1.70%

There were no outstanding reverse repurchase agreements at September 30, 2016.

11. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Floating Rate Strategies Fund	Airplanes Pass Through Trust 2001-1A, 1.07% due 03/15/19	12/27/11	$1,307,090	$534,708

12. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its

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NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/ variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$543,860	$—	$543,860	$59,478	$—	$484,382

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NOTES TO FINANCIAL STATEMENTS (concluded)

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$59,478	$—	$59,478	$59,478	$—	$—

13. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Approval to add an advisory fee breakpoint (“breakpoint”) to the fixed income mutual funds. Effective on or about February 1, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to each of the following Funds’ advisory fees:

Floating Rate Strategies Fund
Investment Grade Bond Fund
Macro Opportunities Fund
Total Return Bond Fund

The introduction of advisory fee breakpoints will not result in any decrease in the nature, quality and extent of services provided to the Funds under the advisory agreements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Floating Rate Strategies Fund	77.35%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors

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OTHER INFORMATION (Unaudited)(continued)

and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel.

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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OTHER INFORMATION (Unaudited)(continued)

Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

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OTHER INFORMATION (Unaudited)(continued)

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively

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OTHER INFORMATION (Unaudited)(continued)

of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent

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OTHER INFORMATION (Unaudited)(continued)

performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

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Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016 ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages

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OTHER INFORMATION (Unaudited)(continued)

pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2016

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-ANN-0916x0917

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	49
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
OTHER INFORMATION	71
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	86
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	93

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2016

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
October 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2016

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Many of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2016

Economic growth continues to rebound, even though the rise in U.S. Gross Domestic Product (“GDP”) disappointed in the first half of 2016. There was a large headwind from inventory drawdowns, which should soon reverse after five quarters of dragging on growth. Real GDP growth is expected to be around 2.5 percent in the second half of the year, driven by consumption, housing, and a fading trade drag, and supporting the view that U.S. economic growth remains resilient to global weakness.

The euro zone economy is slowly improving, but inflation will likely persist well below the European Central Bank’s (“ECB”) target in the coming quarters due to substantial slack. The ECB has indicated that more quantitative easing is possible, but will soon need to alter the quantitative easing program in order to keep up their purchase pace. Both China and Japan need weaker currencies. Chinese growth and capital flows have stabilized for now, but surging construction and a credit boom raise the prospect of future instability. Japan’s economic prospects are weak, and inflation remains far from the Bank of Japan’s (“BOJ”) target. The surging yen could drive further policy easing, including an increase in fiscal stimulus.

It appears the U.S. Federal Reserve (the “Fed”) will move forward with raising rates in December, absent any economic or geopolitical surprise or a meaningful tightening of financial conditions over the fourth quarter. But key events could influence risk asset performance for the balance of the year: A continued recovery in oil prices following the Organization of Petroleum Exporting Countries (“OPEC”) agreement to keep production between 32.5 to 33 million barrels per day would help sustain the rally (although we are skeptical that they will adhere to any quota based on historical production levels). Global oil inventories remain high, but supply and demand are moving toward balance. A rebound in GDP growth would also lift U.S. equity and corporate bond prices higher.

The macroeconomic picture remains the same; we are not on the verge of a recession. But despite our positive outlook on the U.S. economy, valuations across risk assets argue for caution. Ongoing accommodation from central bankers across the globe has alleviated much of the initial macroeconomic tail risk posed by Brexit but may not be enough to dampen the seasonal volatility typically observed in the fourth quarter. Ongoing troubles in the banking sector, such as the woes afflicting Deutsche Bank and Wells Fargo, coupled with uncertainty surrounding upcoming political events, which include the new Trump administration, the Italian constitutional referendum, and key European elections, may create volatility for risk assets for the balance of the year.

For the 12 months ended September 30, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.43%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 6.52%. The return of the MSCI Emerging Markets Index* was 16.78%.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2016

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 5.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 12.73%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2016 and ending September 30, 2016.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Total Return Bond Fund
A-Class	0.96%	5.86%	$ 1,000.00	$ 1,058.60	$ 4.95
C-Class	1.68%	5.46%	1,000.00	1,054.60	8.65
P-Class	0.81%	5.92%	1,000.00	1,059.20	4.18
Institutional Class	0.56%	6.06%	1,000.00	1,060.60	2.89

Table 2. Based on hypothetical 5% return (before expenses)
Total Return Bond Fund
A-Class	0.96%	5.00%	$ 1,000.00	$ 1,020.26	$ 4.86
C-Class	1.68%	5.00%	1,000.00	1,016.65	8.49
P-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2016 to September 30, 2016.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2016.

For the one-year period ended September 30, 2016, Guggenheim Total Return Bond Fund returned 6.88%1, compared with the 5.19% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

At the start of the period, the U.S. Federal Reserve (the “Fed”) announced a 25-basis-point increase in the federal funds target rate from 0–25 basis points to a range of 25–50 basis points on December 16, 2015. A number of other key events fueled the risk-off sentiment in the fourth quarter of 2015 that continued into 2016, but three were particularly damaging to risk assets. The first was the release of the much stronger-than-expected U.S. employment report in early November 2015, which boosted the odds that the Fed would begin raising interest rates. The second event was the European Central Bank’s (“ECB”) announcement of new stimulus measures at its December 2015 meeting, which disappointed market expectations. The third event was the December 2015 announcement by the Organization of Petroleum Exporting Countries (“OPEC”) that its members would continue to pump approximately 31.5 million barrels of crude oil per day. Risk assets rallied, however, in the latter half of the first quarter of 2016, led by a dovish pivot in Fed communication and positive economic data which helped to combat recession fears. By conveying a more cautious policy outlook, the Fed helped spur a reversal of dollar strength, a rally in crude oil, and spread tightening across risk assets.

The rally in risk assets that began in February 2016 was briefly interrupted in June by the UK’s vote to leave the European Union. Despite the two-day sell-off following the UK vote, high-yield bonds and bank loans held up. Current valuations in energy bonds indicate that leveraged credit has further room to rally as we pass the worst of the commodity related distress, but volatility is expected to remain elevated. A positive outlook for the U.S. economy, a cautious Fed, and stabilizing oil prices support our constructive view on corporate credit assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The Fund’s positive returns were attributable to duration, the Fund’s carry, and the tightening of credit spreads. Positive returns were driven by good credit selection in ABS (asset-backed securities, including collateralized loan obligations, or CLOs), mortgage-backed securities (including commercial mortgage-backed securities and non-Agency residential mortgage-backed securities, or non-Agency RMBS), high yield bonds, bank loans, and preferred securities.

Derivatives slightly detracted from performance for the year and were used to manage duration and hedge currency risk.

The Fund held a majority of the portfolio in structured credit, including ABS and CLOs. Most of the Fund’s structured credit holdings feature floating rate coupons, yields higher than traditional securitized assets like auto or credit-card receivables, and often, investment-grade ratings. The Fund believes that ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Floating rate instruments accounted for about half the Fund’s holdings at the end of the period.

Over the period, the Fund increased its exposure to bank loans and high yield corporate bonds, while exposure to municipal bonds and preferred securities declined. The increase in below-investment-grade assets sought to take advantage of dislocations in the credit markets during the period.

The Fund benefited from its barbell approach to managing duration as the interest rate curve flattened during the period. The Fund maintains higher duration than the benchmark at the long end of the curve mainly through long-maturity zero-coupon Treasury and Agency bonds. On the other end of the curve, short-term and floating rate assets are held, enabling the Fund to keep its effective duration at around 4.5 years for most of the period, compared with an average of 5.5 years for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended September 30, 2016, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2016

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2016

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	23.5%
AA	10.7%
A	16.1%
BBB	11.3%
BB	6.8%
B	6.4%
CCC	5.7%
CC	1.3%
D	0.1%
NR2	12.7%
Total	94.6%
Other Instruments	5.4%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	4.6%
U.S. Treasury Notes	2.7%
LSTAR Securities Investment Trust	1.1%
Fannie Mae	1.0%
VOLT L LLC	1.0%
Bayview Opportunity Master Fund IIIa Trust	1.0%
Freddie Mac	0.8%
Countrywide Asset-Backed Certificates	0.8%
State of California General Obligation Unlimited	0.8%
Putnam Structured Product Funding Ltd.	0.8%
Top Ten Total	14.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2016

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2016

	1 Year	Since Inception (11/30/11)
A-Class Shares	6.88%	6.40%
A-Class Shares with sales charge†	1.81%	5.33%
C-Class Shares	6.08%	5.62%
C-Class Shares with CDSC‡	5.08%	5.62%
Institutional Class Shares	7.26%	6.77%
Barclays U.S. Aggregate Bond Index	5.19%	3.18%

	1 Year	Since Inception (05/01/15)
P-Class Shares	6.97%	4.72%
Barclays U.S. Aggregate Bond Index	5.19%	3.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2016
TOTAL RETURN BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Energy - 0.0%
Titan Energy LLC*	6,740	$198,830

Total Common Stocks
(Cost $200,000)		198,830

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
Seaspan Corp. 6.38% due 04/30/19[1]	44,000	1,117,600

Financial - 0.0%
GSC Partners CDO Fund V Ltd. due 11/20/16*,†††,2,3,4	1,325	—
Total Preferred Stocks
(Cost $1,205,780)		1,117,600

MUTUAL FUNDS† - 1.6%
Floating Rate Strategies Fund - Institutional Class[5]	773,117	20,054,667
Guggenheim Limited Duration Fund - Institutional Class[5]	625,391	15,453,399
Guggenheim Strategy Fund I5	482,232	12,050,977
Guggenheim Strategy Fund II5	430,390	10,733,931
Guggenheim Strategy Fund III[5]	253,888	6,342,121
Total Mutual Funds
(Cost $64,130,852)		64,635,095

CLOSED-END FUNDS† - 0.2%
Guggenheim Strategic Opportunities Fund[5]	481,691	9,205,115
Total Closed-End Funds
(Cost $8,478,228)		9,205,115

SHORT TERM INVESTMENTS† - 3.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 0.17%[6]	124,358,399	124,358,399
Total Short Term Investments
(Cost $124,358,399)		124,358,399

	Face Amount[15]

ASSET-BACKED SECURITIES†† - 31.0%
Collateralized Loan Obligations - 21.9%
CIFC Funding Ltd.
2015-2A, 2.74% due 12/05/24[2,3]	$18,500,000	18,465,865
2015-3A, 2.79% due 10/19/27[2,3]	9,750,000	9,739,382
2014-3X INC, due 07/22/26[4]	9,500,000	5,953,131
2013-3A, 3.36% due 10/24/25[2,3]	3,500,000	3,440,233
2007-1A, 2.31% due 05/10/21[2,3]	3,250,000	3,164,738
2015-1A, 2.90% due 01/22/27[2,3]	3,000,000	3,000,206
2013-4A, 4.08% due 11/27/24[2,3]	2,250,000	2,250,493
2015-2A, 2.78% due 04/15/27[2,3]	2,000,000	1,988,690
2014-1A, 3.89% due 08/14/24[2,3]	1,250,000	1,250,410
2014-1A, 3.48% due 04/18/25[2,3]	500,000	500,039
OCP CLO Ltd.
2016-11A, 3.03% due 04/26/28[2,3]	18,500,000	18,440,965
2016-11A, 4.08% due 04/26/28[2,3]	7,000,000	6,998,745
2014-6A, 5.63% due 07/17/26[2,3]	6,200,000	5,353,367
2015-8A, 6.18% due 04/17/27[2,3]	5,000,000	4,225,000

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

2014-6A, 3.78% due 07/17/26[2,3]	$4,000,000	$3,999,812
2014-7A, 2.80% due 10/20/26[2,3]	3,500,000	3,499,767
2013-4A, 3.46% due 10/24/25[2,3]	2,250,000	2,217,203
2014-6A, 2.73% due 07/17/26[2,3]	1,500,000	1,496,308
Golub Capital Partners CLO Ltd.
2015-25A, 2.58% due 08/05/27[2,3]	16,500,000	16,066,846
2015-24A, 3.48% due 02/05/27[2,3]	5,000,000	4,953,629
2013-17A, 3.11% due 10/25/25[2,3]	3,250,000	3,198,582
2014-21A, 3.16% due 10/25/26[2,3]	2,700,000	2,651,279
2014-10A, 3.65% due 10/20/21[2,3]	1,000,000	999,598
2014-18A, 4.21% due 04/25/26[2,3]	500,000	495,047
2013-17A, 4.54% due 10/25/25[2,3]	400,000	397,684
LMREC, Inc.
2015-CRE1, 2.29% due 02/22/32[2,3]	20,000,000	19,682,695
2015-CRE1, 4.04% due 02/22/32[2,3]	2,000,000	1,912,237
Great Lakes CLO Ltd.
2015-1A, 2.63% due 07/15/26[2,3]	10,000,000	9,924,576
2012-1A, 3.43% due 01/15/23[2,3]	4,000,000	3,988,696
2015-1A, 3.38% due 07/15/26[2,3]	4,000,000	3,932,803
2012-1A, 4.78% due 01/15/23[2,3]	1,250,000	1,231,102
2012-1A, due 01/15/23[4,16]	1,000,000	402,572
2014-1A, 4.38% due 04/15/25[2,3]	250,000	242,783
Fortress Credit BSL II Ltd.
2013-2A, 2.19% due 10/19/25[2,3,7]	15,500,000	15,534,847
2013-2A, 2.94% due 10/19/25[2,3]	4,000,000	4,023,714
Brightwood Capital Fund III Holdings
3.32% due 04/29/23	17,500,000	17,375,494
Regatta IV Funding Ltd.
2014-1A, 3.66% due 07/25/26[2,3]	13,500,000	13,499,139
2014-1A, 5.66% due 07/25/26[2,3]	4,621,000	3,774,667
Shackleton CLO Ltd.
2015-8A, 3.65% due 10/20/27[2,3]	7,600,000	7,567,259
2013-4A, 2.67% due 01/13/25[2,3]	5,000,000	4,988,773
2014-6A, 3.78% due 07/17/26[2,3]	2,950,000	2,929,790
2013-3A, 6.18% due 04/15/25[2,3]	2,250,000	1,701,740
Black Diamond CLO Ltd.
2013-1A, 2.16% due 02/01/23[2,3]	14,000,464	13,891,857
2014-1A, 3.53% due 02/06/26[2,3]	2,000,000	1,964,876
2013-1A, 4.01% due 02/01/23[2,3]	650,000	654,113
PFP Ltd.
2015-2, 2.53% due 07/14/34[2,3]	16,500,000	16,448,035
Garrison Funding Ltd.
2016-2A, 3.06% due 09/29/27[2,3]	7,000,000	7,000,000
2015-1A, 3.33% due 05/25/27[2,3]	6,250,000	6,263,705
2016-2A, 4.01% due 09/29/27[2,3]	2,250,000	2,243,925
WhiteHorse VIII Ltd.
2014-1A, 2.81% due 05/01/26[2,3]	15,750,000	15,457,167
RFTI Issuer Ltd.
2015-FL1, 2.27% due 08/15/30[3,16]	10,000,000	9,980,131
2015-FL1, 4.40% due 08/15/30[3,16]	5,000,000	4,987,286

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Fortress Credit Investments IV Ltd.
2015-4A, 2.58% due 07/17/23[2,3]	$14,000,000	$13,919,173
2015-4A, 3.58% due 07/17/23[2,3]	1,000,000	958,374
Marea CLO Ltd.
2015-1A, 2.48% due 10/15/23[2,3,7]	14,393,000	14,328,751
Oaktree EIF II Series Ltd.
2014-A2, 3.12% due 11/15/25[2,3]	8,000,000	8,000,142
2014-A2, 4.02% due 11/15/25[2,3]	5,300,000	5,299,738
0.97% due 10/23/21	11,424,767	11,294,962
due 10/25/21	1,750,000	1,750,000
Treman Park CLO Ltd.
2015-1A, due 04/20/27[3,4]	13,600,000	11,601,307
Atrium XI
2014-11A, 3.91% due 10/23/25[2,3]	11,500,000	11,500,894
Venture XI CLO Ltd.
2015-11A, 2.77% due 11/14/22[2,3]	11,500,000	11,478,855
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[3,4]	8,920,000	7,050,642
2014-1A, 3.68% due 04/17/25[2,3]	2,500,000	2,500,433
2014-2A, 4.60% due 07/20/23[2,3]	750,000	747,070
Babson CLO Ltd.
2014-3A, 3.68% due 01/15/26[2,3]	7,000,000	7,000,059
2012-2A, due 05/15/23[3,4]	4,750,000	2,229,088
2014-IA, due 07/20/25[3,4]	1,300,000	790,687
ACIS CLO Ltd.
2015-6A, 3.24% due 05/01/27[2,3]	7,500,000	7,470,373
2013-1A, 3.63% due 04/18/24[2,3]	1,650,000	1,609,367
2013-2A, 3.88% due 10/14/22[2,3]	375,000	374,292
TICP CLO III Ltd.
2014-3A, 3.05% due 01/20/27[2,3]	7,000,000	7,000,558
2014-3A, 3.95% due 01/20/27[2,3]	2,250,000	2,250,497
West CLO Ltd.
2012-1A, 3.16% due 10/30/23[2,3]	9,200,000	9,214,881
Resource Capital Corporation
2015-CRE3, 2.93% due 03/15/32[2,3]	4,500,000	4,331,866
2015-CRE3, 3.68% due 03/15/32[2,3]	3,000,000	2,858,608
2014-CRE2, 3.03% due 04/15/32[2,3]	2,000,000	1,886,057
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[3,4]	10,000,000	8,923,261
Venture XVII CLO Ltd.
2014-17A, 3.53% due 07/15/26[2,3]	8,750,000	8,613,290
Neuberger Berman CLO XVII Ltd.
2014-17A, 3.53% due 08/04/25[2,3]	8,500,000	8,386,304
Voya CLO Ltd.
2013-1X, due 04/15/24[4]	9,500,000	5,827,300
2015-3A, 3.63% due 10/15/22[2,3]	2,250,000	2,249,896
KKR CLO Ltd.
2015-12, 2.98% due 07/15/27[2,3]	8,000,000	8,002,640
Fifth Street SLF II Ltd.
2015-2A, 2.67% due 09/29/27[2,3]	8,000,000	7,845,834
Newstar Commercial Loan Funding LLC
2016-1A, 4.58% due 02/25/28[2,3]	5,750,000	5,723,212
2015-1A, 3.50% due 01/20/27[2,3]	1,000,000	967,476
2013-1A, 5.41% due 09/20/23[2,3]	700,000	652,016

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

2014-1A, 4.30% due 04/20/25[2,3]	$500,000	$491,196
Covenant Credit Partners CLO I Ltd.
2014-1A, 3.62% due 07/20/26[2,3]	7,300,000	7,298,318
Ares XXVI CLO Ltd.
2013-1A, 3.43% due 04/15/25[2,3]	5,000,000	4,970,752
2013-1A, due 04/15/25[3,4]	4,300,000	2,081,231
Vibrant CLO Limited
2015-1A, 3.48% due 07/17/24[2,3]	7,000,000	7,000,035
Vibrant Clo IV Ltd.
2016-4A, 3.08% due 07/20/28[2,3]	7,000,000	6,996,444
TICC CLO LLC
2012-1A, 4.33% due 08/25/23[2,3]	6,250,000	6,306,972
2012-1A, 5.58% due 08/25/23[2,3]	350,000	350,202
Marathon CLO VII Ltd.
2014-7A, 4.24% due 10/28/25[2,3]	4,000,000	3,960,294
2014-7A, 3.39% due 10/28/25[2,3]	2,500,000	2,499,879
Cereberus ICQ Levered LLC
2015-1A, 2.73% due 11/06/25[2,3]	4,000,000	3,963,234
2015-1A, 3.73% due 11/06/25[2,3]	2,250,000	2,249,857
Fifth Street Senior Loan Fund I LLC
2015-1A, 2.70% due 01/20/27[2,3]	5,000,000	4,939,837
2015-1A, 3.70% due 01/20/27[2,3]	1,250,000	1,255,771
Northwoods Capital XIV Ltd.
2014-14A, 3.28% due 11/12/25[2,3]	6,000,000	6,056,601
Avery
2013-3X COM, due 01/18/25[4]	7,500,060	6,033,048
Steele Creek CLO Ltd.
2014-1A, 3.06% due 08/21/26[2,3]	5,800,000	5,771,000
2014-1A, 4.01% due 08/21/26[2,3]	250,000	250,001
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.56% due 04/28/26[2,3]	5,000,000	4,988,998
2014-3A, 3.16% due 04/28/26[2,3]	650,000	645,093
2014-3A, 3.91% due 04/28/26[2,3]	400,000	376,437
Fortress Credit Funding V, LP
2015-5A, 3.47% due 08/15/22[2,3]	6,000,000	5,971,996
Babson CLO Limited
2014-IA, 3.40% due 07/20/25[2,3]	5,950,000	5,886,190
TICP CLO II Ltd.
2014-2A, 3.70% due 07/20/26[2,3]	3,000,000	2,964,463
2014-2A, 4.00% due 07/20/26[2,3]	2,850,000	2,651,345
ARES CLO Ltd.
2016-3A, 4.45% due 01/17/24[2,3]	5,550,000	5,557,825
Muir Woods CLO Ltd.
2012-1A, 3.46% due 09/14/23[2,3]	5,500,000	5,502,986
TICP CLO I Ltd.
2014-1A, 3.72% due 04/26/26[2,3]	5,500,000	5,499,536
Catamaran CLO Ltd.
2012-1A, 6.11% due 12/20/23[2,3]	3,000,000	2,655,370
2014-2A, 6.33% due 10/18/26[2,3]	2,500,000	1,718,739
2015-1A, 3.80% due 04/22/27[2,3]	1,000,000	988,412

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,4]	$6,000,000	$5,252,465
AIMCO CLO Series
2015-AA, 2.98% due 01/15/28[2,3]	5,000,000	5,029,796
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 3.55% due 10/10/26[2,3]	5,000,000	4,953,811
Cerberus Onshore II CLO LLC
2014-1A, 2.68% due 10/15/23[2,3]	2,645,816	2,644,177
2014-1A, 2.98% due 10/15/23[2,3]	2,250,000	2,251,151
Mountain Hawk II CLO Ltd.
2013-2A, 2.40% due 07/22/24[2,3]	5,000,000	4,848,544
Telos CLO Ltd.
2013-3A, 3.68% due 01/17/24[2,3]	2,000,000	1,999,874
2014-6A, 2.78% due 01/17/27[2,3]	1,500,000	1,499,912
2007-2A, 2.88% due 04/15/22[2,3]	1,100,000	1,061,644
Marathon CLO V Ltd.
2013-5A, 3.16% due 02/21/25[2,3]	4,500,000	4,490,124
Halcyon Loan Advisors Funding Ltd.
2012-2A, 3.71% due 12/20/24[2,3]	4,000,000	3,896,915
2012-2A, 5.36% due 12/20/24[2,3]	600,000	565,650
Canyon Capital CLO Ltd.
2013-1A, 2.63% due 01/15/24[2,3]	4,000,000	4,005,311
ACAS CLO Ltd.
2014-1A, 3.18% due 09/20/23[2,3]	4,000,000	3,999,987
LCM XI, LP
2012-11A, 3.64% due 04/19/22[2,3]	4,000,000	3,999,829
Cavalry CLO II
2013-2A, 2.03% due 01/17/24[2,3]	4,000,000	3,991,000
Regatta III Funding Ltd.
2014-1A, 3.53% due 04/15/26[2,3]	4,000,000	3,967,413
MT Wilson CLO II Ltd.
2007-2A, 3.41% due 07/11/20[2,3]	4,000,000	3,891,003
Kingsland V Ltd.
2007-5A, 1.47% due 07/14/21[2,3]	4,000,000	3,857,740
Anchorage Capital CLO 4 Ltd.
2014-4A, 2.90% due 07/28/26[2,3]	3,600,000	3,629,509
Dryden XXV Senior Loan Fund
2012-25A, 3.68% due 01/15/25[2,3]	3,600,000	3,591,892
Cent CLO
2014-16A, 3.01% due 08/01/24[2,3]	1,750,000	1,750,201
2014-16A, 3.96% due 08/01/24[2,3]	1,750,000	1,750,120
Madison Park Funding VIII Ltd.
2014-8A, 3.50% due 04/22/22[2,3]	2,000,000	2,000,147
2014-8A, 2.90% due 04/22/22[2,3]	1,500,000	1,499,997
Greywolf CLO III Ltd.
2014-1A, 3.55% due 04/22/26[2,3]	2,000,000	1,994,589
2014-1A, 2.75% due 04/22/26[2,3]	1,500,000	1,503,421
ACRE Commercial Mortgage Trust
2014-FL2, 3.03% due 08/15/31[2,3]	3,500,000	3,476,687

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

CFIP CLO Ltd.
2014-1A, 2.14% due 04/13/25[2,3]	$3,400,000	$3,383,624
Oaktree EIF I Series A1 Ltd.
2016-A, 4.34% due 01/20/27[2,3]	3,250,000	3,257,067
NewMark Capital Funding CLO Ltd.
2014-2A, 3.11% due 06/30/26[2,3]	3,250,000	3,251,427
Dryden XXIII Senior Loan Fund
2014-23A, 4.58% due 07/17/23[2,3]	2,000,000	1,991,738
2014-23A, 3.63% due 07/17/23[2,3]	1,250,000	1,238,122
Recette CLO LLC
2015-1A, 3.50% due 10/20/27[2,3]	3,250,000	3,223,287
THL Credit Wind River CLO Ltd.
2014-2A, 5.93% due 07/15/26[2,3]	3,600,000	3,199,354
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 4.21% due 10/15/26[2,3]	1,750,000	1,682,106
2014-5A, 3.31% due 10/15/26[2,3]	1,500,000	1,488,837
KVK CLO Ltd.
2013-2A, 2.68% due 01/15/26[2,3]	1,750,000	1,708,251
2013-1A, due 04/14/25[3,4]	3,800,000	1,384,287
Madison Park Funding Ltd.
2007-6A, 3.97% due 07/26/21[2,3]	3,000,000	3,012,956
Venture X CLO Ltd.
2012-10A, 3.95% due 07/20/22[2,3]	3,000,000	3,000,157
Atlas Senior Loan Fund VI Ltd.
2014-6A, 3.68% due 10/15/26[2,3]	3,000,000	2,999,810
Octagon Investment Partners XIX Ltd.
2014-1A, 3.53% due 04/15/26[2,3]	3,000,000	2,989,905
Benefit Street Partners CLO Ltd.
2015-IA, 3.78% due 10/15/25[2,3]	3,000,000	2,989,374
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.00% due 10/20/25[2,3]	2,000,000	1,946,044
2013-7A, 4.15% due 10/20/25[2,3]	1,000,000	951,417
Crown Point CLO III Ltd.
2015-3A, 3.73% due 12/31/27[2,3]	3,000,000	2,879,188
Flatiron CLO Ltd.
2013-1A, 3.43% due 01/17/26[2,3]	1,450,000	1,446,827
2013-1A, 6.03% due 01/17/26[2,3]	2,000,000	1,336,687
Rockwall CDO Ltd.
2007-1A, 1.31% due 08/01/24[2,3]	2,100,000	2,049,046
2007-1A, 1.01% due 08/01/24[2,3]	731,717	725,804
OHA Credit Partners VI Ltd.
2015-6A, 3.32% due 05/15/23[2,3]	2,500,000	2,500,467
Marathon CLO IV Ltd.
2012-4A, 3.81% due 05/20/23[2,3]	2,500,000	2,500,345
Galaxy XVIII CLO Ltd.
2014-18A, 3.68% due 10/15/26[2,3]	2,500,000	2,486,243
Venture XVI CLO Ltd.
2014-16A, 3.43% due 04/15/26[2,3]	2,500,000	2,482,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Eaton Vance CLO Ltd.
2013-1A, 2.62% due 11/13/24[2,3]	$2,500,000	$2,481,250
Symphony CLO X Ltd.
2015-10A, 3.56% due 07/23/23[2,3]	2,350,000	2,350,002
Oaktree EIF II Series B1 Ltd.
2015-B1A, 3.12% due 02/15/26[2,3]	2,205,000	2,206,929
Neuberger Berman CLO Ltd.
2012-12X SUB, due 07/25/23[4]	3,000,000	1,447,886
2012-12A, due 07/25/23[3,4]	1,500,000	723,943
Venture XIII CLO Ltd.
2013-13A, due 06/10/25[3,4]	3,700,000	2,049,857
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.31% due 07/25/25[2,3]	1,000,000	953,136
2014-1A, 4.76% due 07/25/25[3]	700,000	697,151
2014-1A, 4.01% due 07/25/25[2,3]	400,000	387,729
Anchorage Capital CLO Ltd.
2012-1A, 3.47% due 01/13/25[2,3]	2,000,000	2,001,067
KKR CLO Trust
2012-1A, 3.05% due 12/15/24[2,3]	2,000,000	2,000,619
Mountain Hawk I CLO Ltd.
2013-1A, 2.88% due 01/20/24[2,3]	2,000,000	2,000,043
Octagon Investment Partners XVI Ltd.
2013-1A, 3.43% due 07/17/25[2,3]	2,000,000	1,989,374
ALM VII R Ltd.
2013-7RA, 3.31% due 04/24/24[2,3]	2,000,000	1,986,134
Sound Point CLO IV Ltd.
2013-3A, 3.05% due 01/21/26[2,3]	2,000,000	1,985,288
Duane Street CLO IV Ltd.
2007-4A, 3.07% due 11/14/21[2,3]	2,000,000	1,967,362
NewStar Clarendon Fund CLO LLC
2015-1A, 4.06% due 01/25/27[2,3]	2,000,000	1,937,543
Madison Park Funding V Ltd.
2007-5A, 2.28% due 02/26/21[2,3]	2,000,000	1,921,512
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 3.13% due 10/18/25[2,3]	1,000,000	974,929
2014-9A, 3.98% due 10/18/25[2,3]	1,000,000	937,768
Resource Capital Corp.
2015-CRE3, 4.53% due 03/15/32[2,3]	2,000,000	1,888,146
Galaxy XIX CLO Ltd.
2015-19A, due 01/24/27[3,4]	2,000,000	1,751,861
Newstar Trust
2012-2A, 4.95% due 01/20/23[2,3]	1,000,000	999,919
2012-2A, 3.95% due 01/20/23[2,3]	750,000	749,418
Westchester CLO Ltd.
2007-1A, 1.20% due 08/01/22[2,3]	1,850,000	1,747,750
Race Point V CLO Ltd.
2014-5A, 3.70% due 12/15/22[2,3]	1,100,000	1,099,528
2014-5A, 4.60% due 12/15/22[2,3]	500,000	499,782
Gramercy Park CLO Ltd.
2014-1A, 3.63% due 07/17/23[2,3]	1,600,000	1,595,724
AMMC CLO XIII Ltd.
2013-13A, 6.46% due 01/26/26[2,3]	2,000,000	1,540,759

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Adirondack Park CLO Ltd.
2013-1A, 3.68% due 04/15/24[2,3]	$1,500,000	$1,501,194
ACA CLO Ltd.
2007-1A, 1.63% due 06/15/22[2,3]	1,575,000	1,496,155
ING Investment Management CLO Ltd.
2007-4A, 2.91% due 06/14/22[2,3]	1,500,000	1,473,854
MCF CLO I LLC
2013-1A, 4.25% due 04/20/23[2,3]	1,500,000	1,442,702
COA Summit CLO Limited
2014-1A, 3.50% due 04/20/23[2,3]	1,250,000	1,249,557
Venture CLO Ltd.
2013-14A, 3.58% due 08/28/25[2,3]	1,250,000	1,235,644
ALM XIV Ltd.
2014-14A, 3.69% due 07/28/26[2,3]	750,000	752,969
2014-14A, 4.19% due 07/28/26[2,3]	300,000	292,547
Oaktree CLO Ltd.
2014-2A, 5.95% due 10/20/26[2,3]	1,250,000	1,033,310
Ares XXIII CLO Ltd.
2014-1A, 3.89% due 04/19/23[2,3]	1,000,000	1,018,340
Gallatin CLO VII Ltd.
2014-1A, 3.58% due 07/15/23[2,3]	1,000,000	1,000,077
Neuberger Berman CLO XVIII Ltd.
2014-18A, 3.97% due 11/14/25[2,3]	1,000,000	1,000,008
Symphony CLO XV Ltd.
2014-15A, 3.88% due 10/17/26[2,3]	1,000,000	1,000,004
San Gabriel CLO Ltd.
2007-1A, 3.10% due 09/10/21[2,3]	1,000,000	989,778
WhiteHorse IV Ltd.
2007-4A, 2.13% due 01/17/20[2,3]	1,000,000	972,654
Flagship CLO VI
2007-1A, 3.25% due 06/10/21[2,3]	1,000,000	971,404
Limerock CLO II Ltd.
2014-2A, 3.53% due 04/18/26[2,3]	1,000,000	971,189
Highbridge Loan Management Ltd.
2013-2A, 4.40% due 10/20/24[2,3]	1,000,000	968,567
NXT Capital CLO LLC
2015-1A, 4.35% due 04/21/27[2,3]	1,000,000	963,675
Lime Street CLO Ltd.
2007-1A, 3.36% due 06/20/21[2,3]	1,000,000	909,019
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 1.70% due 12/20/18[2,3]	759,780	756,033
Venture XII CLO Ltd.
2013-12A, 3.68% due 02/28/24[2,3]	750,000	749,975
Saranac CLO III Ltd.
2014-3A, 6.02% due 06/22/25[2,3]	1,000,000	738,479
Grayson CLO Ltd.
2006-1A, 1.17% due 11/01/21[2,3]	750,000	720,337
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[3,4]	1,200,000	632,284
KKR Financial CLO Ltd.
2012-1A, 4.15% due 12/15/24[2,3]	500,000	500,297
OZLM Funding V Ltd.
2013-5A, 3.68% due 01/17/26[2,3]	500,000	499,985
GoldenTree Credit Opportunities Financing Ltd.
2012-1A, 4.85% due 06/15/28[2,3]	500,000	499,973

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

AMMC CLO XIV Ltd.
2014-14A, 3.51% due 07/27/26[2,3]	$500,000	$497,740
DIVCORE CLO Ltd.
2013-1A, 4.42% due 11/15/32[2,3]	500,000	495,331
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[3,4]	1,000,000	478,435
Westwood CDO I Ltd.
2007-1A, 1.53% due 03/25/21[2,3]	500,000	473,158
NewStar Commercial Loan Trust
2007-1A, 2.13% due 09/30/22[2,3]	500,000	472,246
Finn Square CLO Ltd.
2012-1A, due 12/24/23[3,4]	1,000,000	454,507
MCF CLO IV LLC
2014-1A, 6.58% due 10/15/25[2,3]	500,000	428,704
Ares XXV CLO Ltd.
2013-3A, due 01/17/24[3,4]	750,000	410,553
Copper River CLO Ltd.
2007-1A, due 01/20/21[2,4,16]	1,500,000	333,430
Eastland CLO Ltd.
2007-1A, 1.16% due 05/01/22[2,3]	250,000	236,173
ICE EM CLO
2007-1A, 1.80% due 08/15/22[2,3]	35,240	35,024
Marathon CLO II Ltd.
2005-2A, due 12/20/19†††,2,3,4	250,000	—
Total Collateralized Loan Obligations		863,906,465

Transport-Aircraft - 3.5%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	29,267,857	29,445,075
2015-1A, 5.07% due 02/15/40[3]	2,438,988	2,347,721
Apollo Aviation Securitization Equity Trust
2016-1A, 4.88% due 03/17/36[3]	21,137,500	20,873,281
2014-1, 5.13% due 12/15/29	8,437,500	8,213,906
2014-1, 7.50% due 12/15/29[2]	2,596,154	2,576,683
Castlelake Aircraft Securitization Trust
2015-1A, 4.70% due 12/15/40[3]	20,122,867	19,921,638
2014-1, 5.25% due 02/15/29[3]	1,662,765	1,646,137
2014-1, 7.50% due 02/15/29[3]	821,053	814,896
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[3]	16,106,543	15,974,808
2015-1A, 3.47% due 06/15/40[3]	1,662,651	1,655,962
Harbour Aircraft Investments Ltd.
2016-1A, 4.70% due 07/15/41	8,121,550	8,148,051
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[3]	5,108,566	5,115,079
Rise Ltd.
2014-1, 4.75% due 02/12/39	4,653,906	4,598,059
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	3,583,200	3,547,368
Eagle I Ltd.
2014-1A, 4.31% due 12/15/39[3]	2,646,250	2,578,771
AASET
2014-1 C, 10.00% due 12/15/29	2,356,092	2,352,558

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[3]	$1,610,469	$1,657,839
2013-1, 6.35% due 10/15/38[3]	345,100	345,618
Stripes
2013-1 A1, 4.03% due 03/20/23†††,1	1,764,499	1,717,489
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[16]	1,271,534	1,259,451
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3]	1,094,419	1,083,475
AABS Ltd.
2013-1, 4.88% due 01/15/38	281,017	279,331
Airplanes Pass Through Trust
2001-1A, 1.07% due 03/15/19[2,16]	740,322	244,306
Total Transport-Aircraft		136,397,502

Collateralized Debt Obligations - 3.3%
Putnam Structured Product Funding Ltd.
2003-1A, 1.52% due 10/15/38[2,3]	35,300,000	30,417,338
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	20,500,000	20,878,468
2016-2A, 5.29% due 05/12/31[3]	5,000,000	5,118,098
Triaxx Prime CDO Ltd.
2006-2A, 0.79% due 10/02/39[2,3]	22,523,916	21,451,700
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[3]	13,000,000	13,659,859
SRERS Funding Ltd.
2011-RS, 0.76% due 05/09/46[2,3]	13,813,760	9,439,313
Gramercy Real Estate CDO Ltd.
2006-1A, 1.08% due 07/25/41[2,3]	7,023,679	6,936,831
2007-1A, 1.10% due 08/15/56[2,3]	1,435,102	1,354,961
Anchorage Credit Funding 3 Ltd.
2016-3A, 3.85% due 10/28/33†††,3	7,500,000	7,605,668
Highland Park CDO I Ltd.
2006-1A, 1.23% due 11/25/51[2,3]	5,799,618	5,326,451
N-Star REL CDO VIII Ltd.
2006-8A, 0.89% due 02/01/41[2,3]	3,650,000	3,543,015
Anchorage Credit Funding 1 Ltd.
2015-1A, 4.30% due 07/28/30[3]	3,000,000	3,094,681
RAIT CRE CDO I Ltd.
2006-1X A1B, 0.86% due 11/20/46	1,472,499	1,423,450
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.24% due 11/21/40[2,3]	1,250,000	1,202,764
N-Star Real Estate CDO IX Ltd.
0.84% due 02/01/41[1]	101,970	101,786
Total Collateralized Debt Obligations		131,554,383

Whole Business - 1.2%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	27,600,000	28,583,499
2016-1A, 4.38% due 05/25/46[3]	3,400,000	3,523,219
Wendys Funding LLC
2015-1A, 4.50% due 06/15/45[3]	7,870,500	7,858,820
Drug Royalty III Limited Partnership 1
2016-1A, 3.98% due 04/15/27[3]	4,376,386	4,358,148

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[3]	$2,491,667	$2,554,788
Total Whole Business		46,878,474

Net Lease - 0.6%
Store Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]	5,807,570	5,881,526
2015-1A, 3.75% due 04/20/45[3]	1,489,375	1,504,502
Spirit Master Funding LLC
2014-2A, 5.76% due 03/20/42[3]	4,976,276	5,193,988
2014-4A, 4.63% due 01/20/45[3]	2,000,000	1,948,916
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[3]	3,750,000	3,752,738
STORE Master Funding LLC
2012-1A, 5.77% due 08/20/42[3]	1,786,035	1,808,792
2013-1A, 4.16% due 03/20/43[3]	1,743,875	1,727,436
Total Net Lease		21,817,898

Financial - 0.2%
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26†††,3	4,000,000	4,043,904
Hana Small Business Lending Loan Trust
2014-2014, 3.42% due 01/25/40[2,3]	1,354,488	1,339,588
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[3]	791,667	816,302
2010-CX, 0.96% due 07/10/17[2]	498,840	495,701
Garanti Diversified Payment Rights Finance Co.
2007-A, 0.85% due 07/09/17[2]	416,000	413,083
Total Financial		7,108,578

Industrial - 0.2%
Agnico-Eagle Mines Ltd
4.84% due 06/30/26†††,1	6,000,000	6,115,242

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]	5,206,250	5,208,051

Transport-Container - 0.0%
CLI Funding V LLC
2013-2A, 3.22% due 06/18/28[3]	1,514,810	1,475,445
Total Asset-Backed Securities
(Cost $1,209,203,065)		1,220,462,038

COLLATERALIZED MORTGAGE OBLIGATIONs†† - 29.3%
Residential Mortgage-Backed Securities - 20.8%
LSTAR Securities Investment Trust
2015-1, 2.53% due 01/01/20[2,3]	45,256,667	45,188,781
2015-4, 2.52% due 04/01/20[2,3]	28,215,921	27,863,222
2016-2, 2.53% due 03/01/21[2,3]	26,114,597	25,513,961
2015-3, 2.53% due 03/01/20[2,3]	19,850,173	19,589,342
2015-2, 2.52% due 01/01/20[2,3]	19,391,035	19,122,202
2015-5, 2.53% due 04/01/20[2,3]	13,363,674	13,163,219
2015-10, 2.52% due 11/01/20[2,3]	6,372,296	6,260,781
2015-6, 2.53% due 05/01/20[2,3]	4,374,590	4,292,567

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

RALI Series Trust
2006-QO10, 0.68% due 01/25/37[2]	$17,891,449	$15,087,603
2006-QO2, 0.75% due 02/25/46[2]	23,237,545	10,226,374
2007-QO2, 0.68% due 02/25/47[2]	14,645,874	8,335,551
2007-QO4, 0.72% due 05/25/47[2]	6,975,101	5,806,961
2005-QO1, 0.83% due 08/25/35[2]	7,080,599	5,554,752
2005-QO1, 2.01% due 08/25/35[2]	4,681,789	3,974,790
2006-QS8, 0.98% due 08/25/36[2]	6,052,811	3,918,636
2006-QO2, 0.80% due 02/25/46[2]	6,149,164	2,771,245
2007-QO3, 0.69% due 03/25/47[2]	2,907,905	2,317,428
VOLT L LLC
2016-NP10, 3.50% due 09/25/46[3,8]	38,900,000	38,900,000
Bayview Opportunity Master Fund IIIa Trust
2016-RN3, 3.60% due 09/28/31[3,8]	38,400,000	38,389,045
Countrywide Asset-Backed Certificates
2006-6, 0.70% due 09/25/36[2]	35,350,916	32,837,151
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[9]	102,411,942	18,793,257
2006-1, 0.80% due 03/25/46[2]	8,758,126	7,188,934
2006-1, 0.92% due 03/25/46[2]	3,928,993	3,254,780
VOLT XLI LLC
2016-NPL1, 4.25% due 02/26/46[3,8]	28,895,010	29,157,013
LSTAR Securities Investment Ltd.
2016-3, 2.53% due 09/01/21[2,3]	21,800,000	21,520,358
American Home Mortgage Assets Trust
2006-4, 0.71% due 10/25/46[2]	15,475,640	10,239,654
2007-1, 1.21% due 02/25/47[2]	12,788,658	7,580,546
2006-5, 1.43% due 11/25/46[2]	5,318,167	2,793,815
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.34% due 11/25/46[2]	22,470,470	16,255,345
2006-7, 4.46% due 09/25/36	3,231,942	1,842,072
2006-AR9, 1.35% due 11/25/46[2]	1,345,207	965,096
2006-8, 4.57% due 10/25/36	563,480	355,638
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.30% due 07/25/47[2]	11,298,371	9,467,714
2007-OA3, 1.28% due 04/25/47[2]	7,461,127	5,570,942
2006-AR13, 1.39% due 10/25/46[2]	2,644,491	2,186,318
2006-AR11, 1.43% due 09/25/46[2]	2,118,265	1,542,268
CSMC Series
2015-12R, 1.02% due 11/30/37[2,3]	19,970,000	18,766,706
Nomura Resecuritization Trust
2016-1R, 3.52% due 01/28/38†††,2,3	12,732,175	12,716,041
2015-4R, 1.31% due 03/26/36[2,3]	2,564,056	2,431,238
2015-4R, 1.09% due 12/26/36[2,3]	1,970,981	1,832,923
2012-1R, 0.96% due 08/27/47[2,3]	210,068	207,191

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Lehman XS Trust Series
2007-2N, 0.71% due 02/25/37[2]	$12,258,057	$8,464,643
2007-15N, 0.77% due 08/25/37[2]	6,560,157	5,606,412
2005-7N, 0.80% due 12/25/35[2]	3,345,236	2,979,207
VOLT XLVIII LLC
2016-NPL8, 3.50% due 07/25/46[3]	15,465,034	15,475,213
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.67% due 07/25/37[2,3]	9,768,516	8,351,638
2007-HE2A, 0.66% due 07/25/37[2,3]	8,006,813	6,978,802
VOLT XXXIX LLC
2015-NP13, 4.13% due 10/25/45[3,8]	14,888,026	15,006,585
GSMSC Resecuritization Trust
2015-5R, 0.66% due 02/26/37[2,3]	16,543,495	14,690,083
Impac Secured Assets CMN Owner Trust
2005-2, 0.78% due 03/25/36[2]	18,879,415	14,596,512
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[3,8]	13,054,520	13,179,000
VOLT XXXVI LLC
2015-NP10, 3.63% due 07/25/45[3,8]	13,151,824	13,172,694
Banc of America Funding Ltd.
2013-R1, 0.71% due 11/03/41[2,3]	13,499,623	12,298,899
NRPL Trust
2015-1A, 3.88% due 11/01/54[3]	8,393,942	8,336,655
2014-2A, 3.75% due 10/25/57[2,3]	3,507,271	3,493,240
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[3]	11,307,169	11,313,332
Banc of America Funding Trust
2014-R7, 0.66% due 09/26/36[2,3]	7,196,976	6,836,407
2015-R4, 0.70% due 01/27/35[2,3]	4,414,272	4,115,861
First Franklin Mortgage Loan Trust
2004-FF10, 1.80% due 07/25/34[2]	11,162,322	10,795,693
HarborView Mortgage Loan Trust
2006-14, 0.68% due 01/25/47[2]	10,923,306	9,014,244
Vericrest Opportunity Loan Trust
2015-NPL3, 3.38% due 10/25/58[3]	8,823,420	8,805,866
VOLT XXVII LLC
2014-NPL7, 3.38% due 08/27/57[3]	8,616,893	8,610,933
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.28% due 04/25/47[2]	5,491,445	4,666,800
2006-OA1, 0.73% due 02/25/47[2]	4,699,504	3,829,748
CIT Mortgage Loan Trust
2007-1, 1.98% due 10/25/37[2,3]	8,097,867	7,933,077
Structured Asset Investment Loan Trust
2005-11, 0.89% due 01/25/36[2]	8,487,128	7,641,339
Morgan Stanley Resecuritization Trust
2014-R9, 0.66% due 11/26/46[2,3]	7,722,488	7,179,598

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Morgan Stanley ABS Capital I Inc. Trust
2006-NC1, 0.91% due 12/25/35[2]	$7,800,000	$6,992,534
IndyMac INDX Mortgage Loan Trust
2005-AR18, 1.31% due 10/25/36[2]	9,948,690	6,867,676
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[3]	5,941,209	5,890,287
BCAP LLC
2014-RR2, 0.81% due 03/26/36[2,3]	4,093,997	3,905,990
2014-RR3, 0.66% due 10/26/36[2,3]	1,971,674	1,925,931
Soundview Home Loan Trust
2007-1, 0.70% due 03/25/37[2]	5,998,488	5,729,558
VOLT XXXIV LLC
2015-NPL7, 3.25% due 02/25/55[3,8]	5,679,787	5,662,552
VOLT XLII LLC
2016-NPL2, 4.25% due 03/26/46[3]	5,416,181	5,483,101
Park Place Securities Inc. Asset-Backed Pass-Through Certificates Series
2005-WCW2, 1.06% due 07/25/35[2]	5,000,000	4,600,074
Alternative Loan Trust
2007-OA7, 0.71% due 05/25/47[2]	5,291,137	4,509,276
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[3]	4,229,736	4,217,224
GSAA Home Equity Trust
2006-14, 0.70% due 09/25/36[2]	6,380,556	3,329,578
2007-7, 0.80% due 07/25/37[2]	495,624	441,006
Luminent Mortgage Trust
2006-2, 0.73% due 02/25/46[2]	5,467,323	3,745,788
Nationstar HECM Loan Trust
2016-1A, 2.98% due 02/25/26[3]	3,255,761	3,253,385
First NLC Trust
2005-1, 0.98% due 05/25/35[2]	3,606,171	3,095,860
GSAA Trust
2005-10, 1.50% due 06/25/35[2]	3,312,000	3,057,836
GreenPoint Mortgage Funding Trust
2005-HE4, 1.00% due 07/25/30[2]	2,817,413	2,751,969
2007-AR1, 0.61% due 02/25/47[2]	20,360	20,187
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	2,560,910	2,265,327
GCAT LLC
2015-1, 3.63% due 05/26/20[3,8]	2,093,792	2,097,011
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[3]	1,318,942	1,291,119
Structured Asset Securities Corporation Mortgage Loan Trust
2006-BC6, 0.70% due 01/25/37[2]	1,151,610	1,055,691
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	965,938	994,182
Alliance Bancorp Trust
2007-OA1, 0.77% due 07/25/37[2]	1,229,549	896,514
GSAMP Trust
2005-HE6, 0.97% due 11/25/35[2]	800,000	785,825

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Morgan Stanley Re-REMIC Trust
2010-R5, 1.12% due 06/26/36[2,3]	$493,081	$357,177
Total Residential Mortgage-Backed Securities		822,376,599

Commercial Mortgage-Backed Securities - 6.5%
Citigroup Commercial Mortgage Trust
2016-GC36, 4.92% due 02/10/49[2]	23,800,000	25,473,008
2016-P5, 4.47% due 10/10/49[2]	5,950,000	5,961,481
2016-P4, 2.18% due 07/10/49[2]	32,972,506	4,754,385
2016-C2, 1.95% due 08/10/49[2]	34,584,260	4,610,282
2016-GC37, 1.97% due 04/10/49[2]	19,341,269	2,497,022
2015-GC35, 1.06% due 11/10/48[2]	34,349,894	1,948,972
2015-GC29, 1.31% due 04/10/48[2]	24,858,958	1,704,544
2013-GC15, 4.37% due 09/10/46[2]	380,000	430,958
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.52% due 01/15/59[2]	125,742,703	11,471,757
2016-C35, 2.17% due 07/15/48[2]	27,709,256	3,934,099
2016-NXS5, 1.74% due 01/15/59[2]	30,851,556	3,036,568
2015-NXS4, 1.10% due 12/15/48[2]	39,806,151	2,570,944
2015-P2, 1.17% due 12/15/48[2]	34,878,226	2,346,712
2015-C30, 1.17% due 09/15/58[2]	33,659,442	2,231,470
2016-C32, 4.88% due 01/15/59[2]	1,400,000	1,508,476
2015-NXS1, 1.33% due 05/15/48[2]	11,868,589	817,511
2015-NXS4, 4.22% due 12/15/48[2]	64,000	69,951
COMM Mortgage Trust
2015-CR26, 1.21% due 10/10/48[2]	93,266,997	6,341,512
2013-CR13, 4.91% due 12/10/23[2]	4,650,000	5,037,344
2015-CR26, 4.64% due 10/10/48[2]	3,400,000	3,417,131
2015-CR24, 4.52% due 08/10/48[2]	2,967,000	3,071,543
2015-CR23, 1.15% due 05/10/48[2]	49,504,281	2,837,110
2013-CR13, 1.12% due 12/10/23[2]	52,349,896	2,253,328
2015-CR27, 1.32% due 10/10/48[2]	31,793,831	2,245,814
2015-CR27, 4.62% due 10/10/48[2]	1,500,000	1,539,198
2015-CR23, 3.80% due 05/10/48	700,000	750,955
Hilton USA Trust
2013-HLT, 5.61% due 11/05/30[2,3]	11,700,000	11,718,060
2013-HLF, 4.27% due 11/05/30[2,3]	7,208,379	7,211,888
2013-HLF, 3.27% due 11/05/30[2,3]	6,256,329	6,256,323
GS Mortgage Securities Corporation Trust
2016-ICE2, 4.77% due 02/15/33[2,3]	18,000,000	18,126,041
JPMDB Commercial Mortgage Securities Trust
2016-C2, 3.56% due 06/15/49[2]	14,300,000	13,696,367
2016-C2, 1.87% due 06/15/49[2]	33,098,101	3,584,270
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.53% due 08/15/49[2]	75,000,000	8,134,125

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

2015-CSMO, 3.82% due 01/15/32[2,3]	$4,900,000	$4,886,864
2015-JP1, 4.90% due 01/15/49[2]	2,800,000	2,981,840
Motel 6 Trust
2015-MTL6, 5.28% due 02/05/30[3]	15,000,000	15,035,270
Morgan Stanley Capital I Trust
2015-XLF1, 2.73% due 08/13/19[2,3]	7,600,000	7,567,271
2016-UBS9, 4.70% due 03/15/49[2]	275,000	287,372
JPMBB Commercial Mortgage Securities Trust
2015-C31, 4.77% due 08/15/48[2]	3,253,000	3,057,299
2013-C17, 5.05% due 01/15/47[2]	2,500,000	2,701,059
2013-C12, 0.90% due 07/15/45[2]	52,768,146	1,468,933
CSAIL Commercial Mortgage Trust
2015-C1, 1.11% due 04/15/50[2]	58,402,269	3,394,340
2016-C6, 4.91% due 01/15/49[2]	3,000,000	3,247,919
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[3]	829,570,834	5,268,687
J.P. Morgan Chase Commercial Mortgage Securities Trust
2016-WSP, 2.68% due 08/15/33[2,3]	5,000,000	5,011,837
CDGJ Commercial Mortgage Trust
2014-BXCH, 3.02% due 12/15/27[2,3]	3,000,000	2,959,944
2014-BXCH, 4.77% due 12/15/27[2,3]	1,871,143	1,853,624
DBJPM Mortgage Trust
2016-C1, 3.51% due 05/10/49[2]	4,450,000	4,294,358
CD Mortgage Trust
2016-CD1, 1.58% due 08/10/49[2]	36,080,897	3,800,289
CFCRE Commercial Mortgage Trust
2016-C3, 1.25% due 01/10/48[2]	40,794,290	3,181,669
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.20% due 12/15/47[2]	41,758,118	2,802,099
BXHTL Mortgage Trust
2015-JWRZ, 3.38% due 05/15/29[2,3]	2,500,000	2,462,387
Hyatt Hotel Portfolio Trust
2015-HYT, 3.57% due 11/15/29[2,3]	2,000,000	1,989,927
CSMC Trust
2015-SAND, 3.37% due 08/15/30[2,3]	1,700,000	1,666,565
BAMLL Commercial Mortgage Securities Trust
2014-ICTS, 3.47% due 06/15/28[2,3]	1,500,000	1,476,543
BLCP Hotel Trust
2014-CLRN, 3.02% due 08/15/29[2,3]	1,500,000	1,475,526
GS Mortgage Securities Trust
2015-GC28, 1.30% due 02/10/48[2]	21,716,041	1,372,621
WFRBS Commercial Mortgage Trust
2013-C12, 1.53% due 03/15/48[2,3]	14,028,214	828,634
LSTAR Commercial Mortgage Trust
2014-2, 5.00% due 01/20/41[2,3]	500,000	511,014
GS Mortgage Securities Corporation II

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

2013-GC10, 2.94% due 02/10/46	$225,000	$235,489
Total Commercial Mortgage-Backed Securities		257,408,529

Government Agency - 1.1%
Fannie Mae
#BA1742, 3.50% due 12/01/45	9,572,522	10,098,615
#AS6528, 4.00% due 01/01/46	4,561,780	4,896,095
#AL6307, 4.50% due 02/01/45	2,681,243	2,933,245
#AS7580, 3.00% due 07/01/46	2,370,759	2,464,212
#AX3215, 4.50% due 09/01/44	1,813,798	1,983,880
#AS2288, 5.00% due 04/01/44	1,541,328	1,710,515
#AL4290, 4.50% due 10/01/43	1,186,072	1,297,406
#AL6671, 5.00% due 12/01/44	1,041,223	1,155,514
#MA1525, 3.50% due 08/01/43	929,866	981,820
Freddie Mac
#G08694, 4.00% due 02/01/46	4,337,326	4,654,329
#G60038, 3.50% due 01/01/44	3,657,676	3,865,881
#G08677, 4.00% due 11/01/45	3,362,790	3,606,710
#G08715, 3.00% due 08/01/46	2,382,243	2,476,531
Freddie Mac Multifamily Structured Pass Through Certificates
2015-K043, 0.68% due 12/25/24[2]	44,814,511	1,740,802
2014-K715, 2.86% due 01/25/21	450,000	474,637
Total Government Agency		44,340,192

Military Housing - 0.9%
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55†††,16	8,454,270	10,925,993
2007-AETC, 5.75% due 02/10/52[16]	8,319,544	8,641,964
2007-ROBS, 6.06% due 10/10/52[16]	4,824,040	4,772,616
2007-AET2, 6.06% due 10/10/52[16]	2,193,863	2,213,476
GMAC Commercial Mortgage Asset Corp.
2005-DRUM, 5.47% due 05/10/50[16]	4,731,250	5,153,120
2005-BLIS, 5.25% due 07/10/50†††,16	2,500,000	2,634,707
2003-PRES, 6.24% due 10/10/41[16]	939,853	1,075,396
Total Military Housing		35,417,272
Total Collateralized Mortgage Obligations
(Cost $1,146,856,812)		1,159,542,592

CORPORATE BONDS†† - 13.7%
Financial - 4.9%
Citigroup, Inc.
6.25% [2,10]	10,800,000	11,623,499
5.95% [2,10]	10,990,000	11,202,726
5.88% [2,10]	5,685,000	5,742,419
5.95% [2,10]	5,000,000	5,179,650
WP Carey, Inc.
4.25% due 10/01/26	22,150,000	22,457,531
Hospitality Properties Trust
5.25% due 02/15/26	16,200,000	17,130,560
Bank of America Corp.
6.10% [2,10]	10,500,000	10,946,250
6.30% [2,10]	5,450,000	5,920,063
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44[3]	11,050,000	12,428,078
4.38% due 09/15/54[2,3]	3,000,000	3,037,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24	11,575,000	11,661,813

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,1	$8,725,000	$9,428,885
GEO Group, Inc.
5.88% due 10/15/24	6,085,000	5,233,100
6.00% due 04/15/26	2,791,000	2,372,350
Citizens Financial Group, Inc.
5.50%[2,10]	4,500,000	4,410,000
2.38% due 07/28/21	1,700,000	1,705,953
Atlas Mara Ltd.
8.00% due 12/31/20[1]	6,600,000	5,544,000
Fort Benning Family Communities LLC
0.87% due 01/15/36†††,2,16	6,000,000	4,696,903
Fifth Third Bancorp
4.90% [2,10]	3,800,000	3,682,200
EPR Properties
4.50% due 04/01/25	1,690,000	1,712,492
5.75% due 08/15/22	1,400,000	1,553,038
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[16]	3,323,086	3,133,105
Customers Bank
6.13% due 06/26/29[2,16]	2,000,000	2,020,000
American Tower Corp.
4.70% due 03/15/22	1,320,000	1,467,179
3.50% due 01/31/23	420,000	438,088
AmTrust Financial Services, Inc.
6.13% due 08/15/23[1]	1,671,000	1,759,458
Columbia Property Trust Operating Partnership, LP
3.65% due 08/15/26	1,700,000	1,710,015
Prudential Financial, Inc.
6.63% due 12/01/37	1,300,000	1,673,481
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[16]	1,051,828	1,110,678
5.38% due 02/15/48[1]	553,257	549,794
International Lease Finance Corp.
8.63% due 01/15/22	1,300,000	1,599,000
Jefferies Group LLC
5.13% due 01/20/23	1,500,000	1,598,088
HCP, Inc.
4.00% due 12/01/22	1,500,000	1,585,168
Credit Suisse Group Funding Guernsey Ltd.
4.55% due 04/17/26	1,500,000	1,574,976
Discover Bank/Greenwood DE
4.20% due 08/08/23	1,400,000	1,506,698
Lincoln National Corp.
8.75% due 07/01/19	1,000,000	1,177,066
7.00% due 06/15/40	210,000	270,327
Pacific Northwest Communities LLC
5.91% due 06/15/50[16]	1,000,000	1,171,630
Fort Knox Military Housing Privatization Project
0.86% due 02/15/52†††,2,16	1,768,987	1,099,437
Cadence Bank North America
6.25% due 06/28/29[2,16]	1,200,000	1,020,000
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[3]	1,000,000	1,000,000
Univest Corporation of Pennsylvania
5.10% due 03/30/25[1,2]	1,000,000	1,000,000
HSBC Holdings plc
4.30% due 03/08/26	910,000	975,209
Wilton Re Finance LLC
5.88% due 03/30/33[2,3]	925,000	950,438
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85% due 04/15/23	800,000	855,671
Nasdaq, Inc.
5.55% due 01/15/20	720,000	794,992

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

ACC Group Housing LLC
6.35% due 07/15/54[16]	$625,000	$759,017
CIC Receivables Master Trust
4.89% due 10/07/21†††	480,054	484,355
Assurant, Inc.
6.75% due 02/15/34	281,000	353,910
Welltower, Inc.
4.00% due 06/01/25	220,000	233,283
Total Financial		191,540,073

Energy - 2.8%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	14,650,000	16,978,441
3.90% due 07/15/26	7,200,000	7,341,934
4.25% due 04/01/24	4,200,000	4,362,725
ConocoPhillips
6.50% due 02/01/39	12,250,000	15,812,631
5.90% due 10/15/32	7,875,000	9,354,776
Halliburton Co.
4.85% due 11/15/35	12,900,000	13,826,723
3.80% due 11/15/25	1,600,000	1,654,178
Husky Energy, Inc.
4.00% due 04/15/24	9,652,000	10,073,783
7.25% due 12/15/19	600,000	693,522
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3]	8,440,000	8,849,457
Equities Corp.
4.88% due 11/15/21	6,905,000	7,560,692
Hess Corp.
4.30% due 04/01/27	3,650,000	3,678,419
7.88% due 10/01/29	897,000	1,092,016
7.13% due 03/15/33	720,000	813,176
7.30% due 08/15/31	470,000	557,375
Enterprise Products Operating LLC
3.90% due 02/15/24	890,000	930,884
3.95% due 02/15/27	670,000	702,070
Anadarko Petroleum Corp.
8.70% due 03/15/19	1,310,000	1,491,542
Baker Hughes, Inc.
3.20% due 08/15/21	1,000,000	1,042,833
Magellan Midstream Partners, LP
4.25% due 02/01/21	740,000	796,597
Tosco Corp.
8.13% due 02/15/30	560,000	765,725
Unit Corp.
6.63% due 05/15/21	700,000	590,625
QEP Resources, Inc.
6.88% due 03/01/21	200,000	208,500
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[11,16]	781,800	93,816
Total Energy		109,272,440

Basic Materials - 1.7%
Newcrest Finance Pty Ltd.
4.45% due 11/15/21[3]	17,535,000	18,544,437
4.20% due 10/01/22[3]	10,875,000	11,329,727
Yamana Gold, Inc.
4.95% due 07/15/24	21,020,000	21,713,220
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[2,3]	13,000,000	14,722,500
Eldorado Gold Corp.
6.13% due 12/15/20[3]	1,050,000	1,057,350
Southern Copper Corp.
5.25% due 11/08/42	430,000	406,465
7.50% due 07/27/35	260,000	306,109
PQ Corp.
6.75% due 11/15/22[3]	350,000	371,000
Total Basic Materials		68,450,808

Communications - 1.4%
DISH DBS Corp.
5.88% due 11/15/24	8,350,000	8,245,625
7.75% due 07/01/26	7,425,000	7,889,063
5.88% due 07/15/22	2,820,000	2,898,199
Sprint Communications, Inc.
7.00% due 03/01/20[3]	10,300,000	11,046,750
9.00% due 11/15/18[3]	3,975,000	4,387,406
CSC Holdings LLC
6.63% due 10/15/25[3]	7,897,000	8,568,244
6.75% due 11/15/21	1,700,000	1,797,750

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

SFR Group S.A.
6.25% due 05/15/24[3]	$2,950,000	$2,930,683
6.00% due 05/15/22[3]	600,000	612,000
Virgin Media Finance plc
6.38% due 04/15/23[3]	1,620,000	1,701,000
Match Group, Inc.
6.38% due 06/01/24	1,355,000	1,473,563
Qwest Corp.
6.75% due 12/01/21	1,270,000	1,414,463
Avaya, Inc.
7.00% due 04/01/19[3,7]	1,700,000	1,253,750
AT&T, Inc.
4.50% due 03/09/48	910,000	914,765
Koninklijke KPN N.V.
8.38% due 10/01/30	600,000	838,889
Time Warner, Inc.
6.50% due 11/15/36	500,000	646,242
Vodafone Group plc
7.88% due 02/15/30	430,000	596,605
Total Communications		57,214,997

Consumer, Non-cyclical - 1.2%
Tenet Healthcare Corp.
4.35% due 06/15/20[2]	14,610,000	14,684,511
Vector Group Ltd.
7.75% due 02/15/21	12,637,000	13,328,244
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]	10,801,000	10,855,005
United Communities LLC
5.61% due 09/15/51[16]	4,650,044	5,067,943
Central Garden & Pet Co.
6.13% due 11/15/23	2,525,000	2,701,750
Becton Dickinson and Co.
6.00% due 05/15/39	564,000	717,470
Kraft Heinz Foods Co.
6.88% due 01/26/39	320,000	444,173
Opal Acquisition, Inc.
8.88% due 12/15/21[3]	500,000	410,000
Acadia Healthcare Company, Inc.
5.63% due 02/15/23	300,000	304,500
Total Consumer, Non-cyclical		48,513,596

Industrial - 0.5%
Molex Electronic Technologies LLC
3.90% due 04/15/25[3]	6,034,000	6,159,725
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
6.88% due 02/15/21	3,100,000	3,216,250
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,3	2,667,822	2,620,068
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.13% due 07/15/21[2,3]	1,875,000	1,903,125
L-3 Communications Corp.
4.75% due 07/15/20	950,000	1,037,384
5.20% due 10/15/19	760,000	832,192
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,700,000	1,576,750
Eaton Corp.
4.00% due 11/02/32	1,300,000	1,392,375
Amsted Industries, Inc.
5.38% due 09/15/24[3]	700,000	696,500
CEVA Group plc
7.00% due 03/01/21[3]	100,000	81,000
Total Industrial		19,515,369

Consumer, Cyclical - 0.4%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[3]	6,600,000	6,682,499
HP Communities LLC
5.78% due 03/15/46[3]	2,150,000	2,493,506
5.62% due 09/15/32[16]	1,000,000	1,160,110
Hasbro, Inc.
6.35% due 03/15/40	1,500,000	1,828,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Northern Group Housing LLC
6.80% due 08/15/53[16]	$1,200,000	$1,580,292
Tupperware Brands Corp.
4.75% due 06/01/21	750,000	820,514
National CineMedia LLC
5.75% due 08/15/26	750,000	778,125
Total Consumer, Cyclical		15,343,434

Technology - 0.4%
Micron Technology, Inc.
5.25% due 08/01/23	6,675,000	6,591,562
First Data Corp.
5.75% due 01/15/24[3]	5,500,000	5,651,250
Open Text Corp.
5.63% due 01/15/23[3]	975,000	994,500
CA, Inc.
5.38% due 12/01/19	760,000	839,301
NCR Corp.
6.38% due 12/15/23	625,000	660,938
Fidelity National Information Services, Inc.
3.50% due 04/15/23	380,000	398,731
Total Technology		15,136,282

Diversified - 0.2%
HRG Group, Inc.
7.88% due 07/15/19	6,395,000	6,738,731
Leucadia National Corp.
5.50% due 10/18/23	1,500,000	1,570,223
Total Diversified		8,308,954

Utilities - 0.2%
AES Corp.
3.84% due 06/01/19[2]	3,098,000	3,105,745
6.00% due 05/15/26	700,000	740,250
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	850,000	845,750
Progress Energy, Inc.
6.00% due 12/01/39	650,000	830,392
Exelon Generation Company LLC
6.25% due 10/01/39	670,000	745,563
Total Utilities		6,267,700
Total Corporate Bonds
(Cost $519,159,509)		539,563,653

U.S. GOVERNMENT SECURITIES†† - 8.6%
U.S. Treasury Bonds
due 11/15/44[12]	359,827,000	182,249,136
8.75% due 05/15/20	9,030,000	11,511,489
4.38% due 05/15/40	7,320,000	10,228,273
8.75% due 08/15/20	6,500,000	8,405,566
8.00% due 11/15/21	6,000,000	8,027,112
8.13% due 08/15/19	3,000,000	3,612,306
2.75% due 11/15/42	2,580,000	2,808,573
4.75% due 02/15/41	1,750,000	2,581,866
6.13% due 11/15/27	1,310,000	1,901,546
7.88% due 02/15/21	500,000	644,278
Total U.S. Treasury Bonds		231,970,145
U.S. Treasury Notes
1.50% due 08/15/26[7]	106,958,000	105,917,619
2.88% due 03/31/18	1,000,000	1,031,562
3.13% due 05/15/19	500,000	529,395
Total U.S. Treasury Notes		107,478,576
Total U.S. Government Securities
(Cost $333,708,919)		339,448,721

FEDERAL AGENCY SECURITIES†† - 5.8%
Fannie Mae[13]
1.88% due 09/24/26	40,100,000	39,898,898
2.13% due 04/24/26	19,685,000	20,032,421
due 01/15/30[12]	4,000,000	2,812,828
0.88% due 02/08/18	1,500,000	1,502,007
due 01/15/35[12]	2,250,000	1,300,912
due 02/06/33[12]	1,456,000	902,605
due 01/15/33[12]	1,450,000	901,124
due 07/15/32[12]	1,333,000	843,041
Total Fannie Mae		68,193,836
Fannie Mae Principal
due 05/15/29[12]	33,900,000	24,335,251
due 01/15/30[12]	34,000,000	24,205,552
due 05/15/30[12]	23,250,000	16,401,782

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]		Value

due 11/15/30[12]		$2,800,000	$1,942,996
Total Fannie Mae Principal			66,885,581
Freddie Mac[13]
due 12/14/29[12]		45,850,000	32,849,369
1.25% due 10/02/19		2,500,000	2,517,650
2.38% due 01/13/22		2,000,000	2,106,076
Total Freddie Mac			37,473,095
Freddie Mac Strips
due 07/15/32[12]		28,600,000	18,541,323
due 03/15/31[12]		21,115,000	14,458,919
Total Freddie Mac Strips			33,000,242
Tennessee Valley Authority
5.38% due 04/01/56		8,360,000	11,829,166
4.25% due 09/15/65		9,900,000	11,777,684
Total Tennessee Valley Authority			23,606,850
Total Federal Agency Securities
(Cost $218,667,611)			229,159,604

SENIOR FLOATING RATE INTERESTS†† - 4.5%
Consumer, Non-cyclical - 1.1%
Albertson’s LLC
4.50% due 08/25/21		8,512,169	8,574,052
4.75% due 12/21/22		2,462,952	2,486,055
Advancepierre Foods, Inc.
4.50% due 06/02/23		6,738,462	6,789,000
Pharmaceutical Product Development
4.25% due 08/18/22		6,337,034	6,356,299
MPH Acquisition Holdings LLC
5.00% due 06/07/23		4,042,363	4,090,993
Gold Merger Company, Inc.
4.75% due 07/27/23		3,825,000	3,851,316
Packaging Coordinators Midco, Inc.
5.00% due 07/03/23		3,192,000	3,192,000
Press Ganey Holdings, Inc.
4.25% due 09/29/23		3,000,000	3,000,000
Grocery Outlet, Inc.
5.00% due 10/21/21		1,750,155	1,745,780
One Call Medical, Inc.
5.00% due 11/27/20		1,659,659	1,549,706
CHG Healthcare Services, Inc.
4.75% due 06/07/23		1,492,500	1,506,022
DJO Finance LLC
4.25% due 06/08/20		875,000	858,594
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19		119,021	117,533
Total Consumer, Non-cyclical			44,117,350

Industrial - 0.9%
Travelport Holdings LLC
5.00% due 09/02/21		19,892,694	19,974,454
Camp International Holding Co.
4.75% due 08/18/23		4,100,000	4,091,800
Engility Corp.
5.75% due 08/14/23		3,192,714	3,221,640
TMF Group Holding BV
4.00% due 09/29/23	EUR	1,750,000	1,991,373
CareCore National LLC
5.50% due 03/05/21		1,395,893	1,367,975
Reynolds Group Holdings
4.25% due 02/05/23		1,200,000	1,203,372
Hillman Group, Inc.
4.50% due 06/30/21		994,911	996,980
Hardware Holdings LLC
6.75% due 03/30/20[1]		833,000	812,175
Wencor Group
4.50% due 06/18/21		294,168	271,370
Thermasys Corp.
5.25% due 05/03/19[1]		91,875	73,902
Total Industrial			34,005,041

Technology - 0.9%
EIG Investors Corp.
6.00% due 02/09/23[1]		8,167,085	7,595,390
6.48% due 11/08/19		708,507	686,366
Solera LLC
5.75% due 03/03/23		5,970,000	6,028,447
Epicor Software
4.75% due 06/01/22		5,154,227	5,073,718
5.00% due 06/01/22		950,000	939,313
Avaya, Inc.
6.25% due 05/29/20		5,639,690	4,154,591

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Macom Technology Solutions Holdings, Inc.
4.50% due 05/07/21	$1,994,898	$2,011,116
TIBCO Software, Inc.
6.50% due 12/04/20	1,970,000	1,939,386
Advanced Computer Software
10.50% due 01/31/23[1]	2,000,000	1,840,000
Deltek, Inc.
5.00% due 06/25/22	1,613,879	1,617,914
Micro Focus International plc
4.50% due 11/19/21	850,402	853,063
Linxens
5.00% due 10/14/22	497,494	499,359
Ceridian Corp.
4.50% due 09/15/20	425,000	414,906
Compucom Systems, Inc.
4.25% due 05/11/20	290,010	205,423
Aspect Software, Inc.
10.50% due 05/25/20	15,106	14,703
Total Technology		33,873,695

Communications - 0.7%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23	17,517,573	17,495,676
Numericable US LLC
4.75% due 02/10/23	4,278,500	4,306,567
Internet Brands
4.75% due 07/08/21	2,544,783	2,547,964
Numericable SFR SA
5.00% due 01/15/24	1,446,375	1,459,392
Proquest LLC
5.75% due 10/24/21	1,356,745	1,356,745
Houghton Mifflin Co.
4.00% due 05/31/21	746,222	737,827
Mitel Networks Corp.
5.50% due 04/29/22	525,000	528,119
Total Communications		28,432,290

Consumer, Cyclical - 0.6%
Leslie’s Poolmart, Inc.
5.25% due 08/16/23	4,400,000	4,425,651
Petsmart, Inc.
4.25% due 03/11/22	3,581,864	3,585,983
Trader Corp.
5.00% due 08/09/23	3,400,000	3,414,892
Equinox Fitness
5.00% due 01/31/20	2,364,769	2,378,556
Life Time Fitness
4.25% due 06/10/22	1,712,560	1,712,868
1-800 Contacts
5.25% due 01/22/23	1,592,000	1,600,629
Eyemart Express
5.00% due 12/17/21	1,387,500	1,390,969
PTL Acqusition, Inc.
4.00% due 05/12/23	1,250,000	1,260,550
BBB Industries, LLC
6.00% due 11/03/21	985,000	986,231
Prime Security Services Borrower LLC
4.75% due 05/02/22	723,188	729,740
Neiman Marcus Group, Inc.
4.25% due 10/25/20	585,000	537,469
Sears Holdings Corp.
5.50% due 06/30/18	490,419	479,792
Container Store, Inc.
4.25% due 04/05/19	255,522	217,194
Ascena Retail Group
5.25% due 08/21/22	187,876	180,960
Capital Automotive LP
6.00% due 04/30/20	140,000	140,735
Total Consumer, Cyclical		23,042,219

Financial - 0.1%
Hyperion Insurance
5.50% due 04/29/22	2,601,793	2,540,806
Acrisure LLC
6.50% due 05/19/22	1,325,468	1,327,960
National Financial Partners Corp.
4.50% due 07/01/20	1,199,177	1,200,928
USI Holdings Corp.
4.25% due 12/27/19	493,639	494,009
American Stock Transfer & Trust
5.75% due 06/26/20	236,651	231,130
Total Financial		5,794,833

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Basic Materials - 0.1%
Ennis-Flint
5.00% due 06/13/23	$4,000,000	$4,030,000
Nexeo Solutions LLC
5.25% due 06/09/23	1,695,750	1,703,177
Total Basic Materials		5,733,177

Utilities - 0.1%
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22	2,673,000	2,552,715
Total Senior Floating Rate Interests
(Cost $177,648,959)		177,551,320

MUNICIPAL BONDS†† - 1.1%
California - 0.7%
State of California General Obligation Unlimited
7.60% due 11/01/40	19,280,000	31,255,386

Illinois - 0.2%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	5,555,226
6.90% due 03/01/35	1,600,000	1,811,248
Total Illinois		7,366,474

Michigan - 0.2%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	4,900,000	6,400,625
Total Municipal Bonds
(Cost $43,145,093)		45,022,485

FOREIGN GOVERNMENT BONDS†† - 0.9%
Kenya Government International Bond
6.88% due 06/24/24[3]	15,750,000	15,435,000
Dominican Republic International Bond
6.85% due 01/27/45[3]	9,700,000	10,864,000
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[2,3]	7,950,000	8,566,125
Bahamas Government International Bond
6.95% due 11/20/29[3]	110,000	125,950
Total Foreign Government Bonds
(Cost $34,040,846)		34,991,075

COMMERCIAL PAPER†† - 1.6%
Nissan Motor Acceptance Corp.
0.66% due 10/21/16[3]	36,000,000	35,986,800
VF Corp.
0.60% due 10/13/16	20,000,000	19,996,000
American Water Capital Corp.
0.62% due 10/03/16	1,500,000	1,499,944
Apple, Inc.
0.44% due 10/21/16	1,500,000	1,499,633
Nissan Motor Acceptance Corp
0.79% due 11/21/16	1,500,000	1,498,120
Wal-Mart Stores, Inc.
0.40% due 10/18/16	1,100,000	1,099,792
American Honda Finance Corp.
0.50% due 11/08/16	1,000,000	999,510
Microsoft Corp.
0.50% due 11/08/16	1,000,000	999,510
Coca-Cola Co/The
0.50% due 11/14/16	1,000,000	999,463
Total Commercial Paper
(Cost $64,578,800)		64,578,772

REPURCHASE AGREEMENTS††,14 - 0.4%
Jefferies & Company, Inc. issued 09/02/16 at 3.00% due 10/04/16	12,842,000	12,842,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

	Face Amount[15]	Value

Mizuho Securities Company Ltd. issued 09/21/16 at 1.51% due 12/20/16	$3,659,000	$3,659,000
Total Repurchase Agreements
(Cost $16,501,000)		16,501,000

Total Investments - 101.9%
(Cost $3,961,883,873)		$4,026,336,299
Other Assets & Liabilities, net - (1.9)%		(75,011,942)
Total Net Assets - 100.0%		$3,951,324,357

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2016.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $1,965,582,604 (cost $1,944,136,422), or 49.7% of total net assets.

[4]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[5]	Affiliated issuer — See Note 8.
[6]	Rate indicated is the 7 day yield as of September 30, 2016.
[7]	Securities or a portion thereof are held as collateral for reverse repurchase agreements at September 30, 2016 — See Note 12.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Security is an interest-only strip. Rate indicated is effective yield at September 30, 2016.
[10]	Perpetual maturity.
[11]	Security is in default of interest and/or principal obligations.
[12]	Zero coupon rate security.
[13]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[14]	Repurchase Agreements — See Note 5.
[15]	The face amount is denominated in U.S. dollars, unless otherwise noted.
[16]

Security is 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $75,537,381 (cost $76,808,694) or 1.9% of total net assets — See Note 12.

plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2016
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,200,979,735	$19,482,303	$1,220,462,038
Closed-End Funds	9,205,115	—	—	9,205,115
Collateralized Mortgage Obligations	—	1,133,265,851	26,276,741	1,159,542,592
Commercial Paper	—	64,578,772	—	64,578,772
Common Stocks	198,830	—	—	198,830
Corporate Bonds	—	521,234,005	18,329,648	539,563,653
Federal Agency Securities	—	229,159,604	—	229,159,604
Foreign Government Bonds	—	34,991,075	—	34,991,075
Municipal Bonds	—	45,022,485	—	45,022,485
Mutual Funds	64,635,095	—	—	64,635,095
Preferred Stocks	—	1,117,600	—	1,117,600
Repurchase Agreements	—	16,501,000	—	16,501,000
Senior Floating Rate Interests	—	177,551,320	—	177,551,320
Short Term Investments	124,358,399	—	—	124,358,399
U.S. Government Securities	—	339,448,721	—	339,448,721
Total	$198,397,439	$3,763,850,168	$64,088,692	$4,026,336,299

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/16	Valuation Technique	Unobservable Inputs	Input Range
Asset-Backed Securities	$19,482,303	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Collateralized Mortgage Obligations	26,276,741	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	18,329,648	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Total	$64,088,692

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

As of September 30, 2016, the Fund had securities with a total value of $2,829,654 transfer into Level 3 from Level 2 and securities with a total value of $14,694,302 transfer out of Level 3 into Level 2 due to changes in securities valuation method. There were no other securities that transferred between Levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2016
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2016:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Collateralized Mortgage Obligations	Asset-Backed Securities	Corporate Bonds	Preferred Stocks	Total
TOTAL RETURN BOND
Assets:
Beginning Balance	$820,463	$9,315,497	$9,114,981	$16,625,222	$45	$35,876,208
Purchases	—	28,395,495	17,458,340	—	—	45,853,835
Sales, maturities and paydowns	(8,500)	(2,655,626)	(3,684,429)	(683,596)	—	(7,032,151)
Total realized gains or losses included in earnings	—	(263,287)	3,779	(51,194)	(208,125)	(518,827)
Total change in unrealized gains or losses included in earnings	8,500	800,158	466,198	291,339	208,080	1,774,275
Transfers in Level 3	—	—	8,921	2,820,733	—	2,829,654
Transfers out of Level 3	(820,463)	(9,315,496)	(3,885,487)	(672,856)	—	(14,694,302)
Ending Balance	$—	$26,276,741	$19,482,303	$18,329,648	$—	$64,088,692
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016	$—	$381,512	$224,781	$114,141	$—	$720,434

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $3,872,773,793)	$3,935,995,089
Investments in affiliated issuers, at value (cost $72,609,080)	73,840,210
Repurchase agreements, at value (cost $16,501,000)	16,501,000
Total investments (cost $3,961,883,873)	4,026,336,299
Cash	12,413,613
Prepaid expenses	199,558
Receivables:
Securities sold	18,854,279
Fund shares sold	20,851,100
Dividends	108,089
Interest	19,790,965
Total assets	4,098,553,903

Liabilities:
Reverse Repurchase Agreements	75,113,227
Unfunded loan commitments, at value (Note 9) (proceeds $296,068)	184,630
Payable for:
Securities purchased	62,828,313
Fund shares redeemed	5,586,716
Distribution to shareholders	1,092,693
Management fees	921,062
Transfer agent/maintenance fees	388,356
Distribution and service fees	314,182
Fund accounting/administration fees	299,827
Interest from reverse repurchase agreements	180,239
Trustees’ fees*	16,560
Miscellaneous	303,741
Total liabilities	147,229,546
Net assets	$3,951,324,357

Net assets consist of:
Paid in capital	$3,879,832,571
Undistributed net investment income	2,451,545
Accumulated net realized gain on investments	4,478,803
Net unrealized appreciation on investments	64,561,438
Net assets	$3,951,324,357

A-Class:
Net assets	$548,222,753
Capital shares outstanding	20,135,531
Net asset value per share	$27.23
Maximum offering price per share (Net asset value divided by 96.00%)	$28.36

C-Class:
Net assets	$216,254,710
Capital shares outstanding	7,941,854
Net asset value per share	$27.23

P-Class:
Net assets	$161,928,485
Capital shares outstanding	5,946,871
Net asset value per share	$27.23

Institutional Class:
Net assets	$3,024,918,409
Capital shares outstanding	110,968,135
Net asset value per share	$27.26

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2016

Investment Income:
Interest	$123,244,272
Dividends from securities of affiliated issuers	2,177,635
Dividends from securities of unaffiliated issuers	120,964
Other income	714,214
Total investment income	126,257,085

Expenses:
Management fees	13,935,860
Transfer agent/maintenance fees
A-Class	856,670
C-Class	159,938
P-Class	5,538
Institutional Class	1,464,665
Distribution and service fees:
A-Class	1,237,573
C-Class	1,470,574
P-Class	171,709
Fund accounting/administration fees	2,647,167
Short interest expense	2,315,262
Line of credit fees	252,405
Trustees’ fees*	104,815
Custodian fees	67,806
Prime broker interest expense	1,153
Miscellaneous	821,021
Total expenses	25,512,156
Less:
Expenses waived by Advisor	(4,014,962)
Expenses waived by Transfer Agent
A-Class	(185,755)
C-Class	—
P-Class	—
Institutional Class	(1,316,484)
Expenses waived by Distributor
A-Class	(8,545)
P-Class	—
Total waived expenses	(5,525,746)
Net expenses	19,986,410
Net investment income	106,270,675

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	27,231,139
Investments in affiliated issuers	(1,563,315)
Swap agreements	78,755
Foreign currency	20,643
Forward currency exchange contracts	(61,000)
Options purchased	(724,488)
Options written	197,829
Net realized gain	25,179,563
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	82,031,406
Investments in affiliated issuers	1,498,599
Swap agreements	(233,580)
Options purchased	(542,718)
Options written	95,691
Forward foreign currency exchange contracts	8,192
Foreign currency	(2,426)
Net change in unrealized appreciation (depreciation)	82,855,164
Net realized and unrealized gain	108,034,727
Net increase in net assets resulting from operations	$214,305,402

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$106,270,675	$45,275,578
Net realized gain (loss) on investments	25,179,563	(1,184,115)
Net change in unrealized appreciation (depreciation) on investments	82,855,164	(23,680,352)
Net increase in net assets resulting from operations	214,305,402	20,411,111

Distributions to shareholders from:
Net investment income
A-Class	(19,285,718)	(12,143,821)
C-Class	(4,414,562)	(1,931,992)
P-Class	(2,468,760)	(50,783)*
Institutional Class	(85,820,390)	(37,951,737)
Net realized gains
A-Class	—	(151,030)
C-Class	—	(42,876)
Institutional Class	—	(494,795)
Total distributions to shareholders	(111,989,430)	(52,767,034)

Capital share transactions:
Proceeds from sale of shares
A-Class	409,315,803	458,924,613
C-Class	142,276,966	71,678,491
P-Class	169,273,892	12,910,094 *
Institutional Class	2,285,297,704	1,454,555,055
Distributions reinvested
A-Class	16,940,775	11,204,598
C-Class	3,370,562	1,494,334
P-Class	2,496,360	50,783 *
Institutional Class	68,800,673	30,228,500
Cost of shares redeemed
A-Class	(328,114,466)	(117,493,593)
C-Class	(24,573,068)	(7,519,876)
P-Class	(26,108,049)	(407,473)*
Institutional Class	(816,727,764)	(323,091,282)
Net increase from capital share transactions	1,902,249,388	1,592,534,244
Net increase in net assets	2,004,565,360	1,560,178,321

Net assets:
Beginning of year	1,946,758,997	386,580,676
End of year	$3,951,324,357	$1,946,758,997
Undistributed net investment income/Accumulated net investment loss at end of year	$2,451,545	$(5,568,813)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2016	Year Ended September 30, 2015
Capital share activity:
Shares sold
A-Class	15,477,259	17,036,418
C-Class	5,370,784	2,663,981
P-Class	6,363,397	485,553	*
Institutional Class	86,143,028	53,995,281
Shares issued from reinvestment of distributions
A-Class	639,848	417,283
C-Class	126,992	55,663
P-Class	93,411	1,915	*
Institutional Class	2,587,333	1,125,242
Shares redeemed
A-Class	(12,426,783)	(4,379,242)
C-Class	(926,958)	(280,709)
P-Class	(982,068)	(15,337	)*
Institutional Class	(30,884,118)	(12,035,818)
Net increase in shares	71,582,125	59,070,230

*	Since the commencement of operations: May 1, 2015.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.50	$26.94	$26.16	$26.51	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.96	.94	1.01	1.20	1.08
Net gain (loss) on investments (realized and unrealized)	.81	(.25)	1.13	(.28)	1.35
Total from investment operations	1.77	.69	2.14	.92	2.43
Less distributions from:
Net investment income	(1.04)	(1.09)	(1.36)	(1.23)	(.92)
Net realized gains	—	(.04)	—	(.04)	—
Total distributions	(1.04)	(1.13)	(1.36)	(1.27)	(.92)
Net asset value, end of period	$27.23	$26.50	$26.94	$26.16	$26.51

Total Return	6.88%	2.56%	8.34%	3.53%	9.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$548,223	$435,760	$90,805	$74,328	$30,689
Ratios to average net assets:
Net investment income (loss)	3.63%	3.50%	3.80%	4.47%	5.10%
Total expenses[c]	1.15%	1.10%	1.19%	1.27%	1.51%
Net expenses[d,f]	0.97%	0.91%	0.94%	0.98%	0.85%
Portfolio turnover rate	86%	74%	52%	94%	69%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.50	$26.94	$26.16	$26.50	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.75	.74	.82	.99	.94
Net gain (loss) on investments (realized and unrealized)	.82	(.25)	1.12	(.27)	1.32
Total from investment operations	1.57	.49	1.94	.72	2.26
Less distributions from:
Net investment income	(.84)	(.89)	(1.16)	(1.02)	(.76)
Net realized gains	—	(.04)	—	(.04)	—
Total distributions	(.84)	(.93)	(1.16)	(1.06)	(.76)
Net asset value, end of period	$27.23	$26.50	$26.94	$26.16	$26.50

Total Return	6.08%	1.82%	7.58%	2.77%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,255	$89,320	$25,107	$15,654	$6,607
Ratios to average net assets:
Net investment income (loss)	2.82%	2.75%	3.10%	3.70%	4.38%
Total expenses[c]	1.83%	1.80%	1.90%	2.07%	2.26%
Net expenses[d,f]	1.69%	1.63%	1.66%	1.77%	1.63%
Portfolio turnover rate	86%	74%	52%	94%	69%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.96	.36
Net gain (loss) on investments (realized and unrealized)	.84	(.43)
Total from investment operations	1.80	(.07)
Less distributions from:
Net investment income	(1.06)	(.42)
Total distributions	(1.06)	(.42)
Net asset value, end of period	$27.23	$26.49

Total Return	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	3.58%	3.20%
Total expenses[c]	0.96%	1.02%
Net expenses[d,f]	0.82%	0.84%
Portfolio turnover rate	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.53	$26.97	$26.19	$26.54	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	1.03	1.09	1.28	1.06
Net gain (loss) on investments (realized and unrealized)	.82	(.25)	1.14	(.27)	1.44
Total from investment operations	1.87	.78	2.23	1.01	2.50
Less distributions from:
Net investment income	(1.14)	(1.18)	(1.45)	(1.32)	(.96)
Net realized gains	—	(.04)	—	(.04)	—
Total distributions	(1.14)	(1.22)	(1.45)	(1.36)	(.96)
Net asset value, end of period	$27.26	$26.53	$26.97	$26.19	$26.54

Total Return	7.26%	2.91%	8.74%	3.88%	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,024,918	$1,409,171	$270,668	$78,318	$44,566
Ratios to average net assets:
Net investment income (loss)	3.94%	3.83%	4.09%	4.78%	4.91%
Total expenses[c]	0.79%	0.76%	0.81%	0.89%	0.99%
Net expenses[d,f]	0.59%	0.57%	0.57%	0.64%	0.52%
Portfolio turnover rate	86%	74%	52%	94%	69%

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year would be:

	09/30/16	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	0.87%	0.84%	0.86%	0.86%	0.82%
C-Class	1.60%	1.56%	1.58%	1.64%	1.59%
P-Class	0.75%	0.75%	N/A	N/A	N/A
Institutional Class	0.49%	0.50%	0.50%	0.52%	0.50%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.00%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2016, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the Class, by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2016.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E. Swap agreements are marked-to-marked daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2016, there were no earnings credits received.

K. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.29% at September 30, 2016.

L. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The Fund used written options for Duration and Hedge. The following table represents the Fund’s use and activity of options written for the year ended September 30, 2016:

Call Options Written

Written Call Options
Total Return Bond Fund
	Number of Contracts	Premium Amount
Balance at September 30, 2015	7,338	$197,829
Options Written	—	—
Options terminated in closing purchase transactions	—	—
Options expired	(7,338)	(197,829)
Options exercised	—	—
Balance at September 30, 2016	—	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. Custom basket swaps are computed in a similar manner, but the composition of the custom basket swap is not tied directly to a publicly available index. As such, the constituents of the basket are available on the respective Fund’s Schedule of Investments. A Fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use, and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Long	Short
Total Return Bond Fund	Hedge	$856	$384,418

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Equity Contracts	Swaps Interest Rate Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Forward Currency Exchange Contracts	Total
Total Return Bond Fund	$11,969	$66,786	$197,829	$(724,488)	$(61,000)	$(508,904)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Equity Contracts	Swaps Interest Rate Contracts	Options Written Equity Contracts	Options Purchased Equity Contracts	Forward Currency Exchange Contracts	Total
Total Return Bond Fund	$—	$(233,580)	$95,691	$(542,718)	$8,192	$(672,415)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Fund.

RFS was paid the following for providing transfer agent services to the Fund. Transfer agent fees were assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to the Fund during the first twelve months of operations.

RFS also acted as the administrative agent for the Fund. As such it performed administrative, bookkeeping, accounting and pricing functions for the Fund. For these services, RFS received 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.90%	11/30/12	02/01/17
Total Return Bond Fund - C-Class	1.65%	11/30/12	02/01/17
Total Return Bond Fund - P-Class*	0.90%	05/01/15	02/01/17
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/17

*	Since the commencement of operations: May 1, 2015

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2016, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2017	Expires 2018	Expires 2019	Fund Total
Total Return Bond Fund
A-Class	$201,298	$576,490	$886,912	$1,664,700
C-Class	40,016	99,359	201,092	340,467
P-Class	—	2,335	91,216	93,551
Institutional Class	309,618	1,646,773	4,174,107	6,130,498

For the year ended September 30, 2016, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2016, the Fund waived $172,420 related to investments in affiliated funds.

For the year ended September 30, 2016, GFD retained sales charges of $566,973 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2016, the Fund entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2016	Average Balance Outstanding	Average Interest Rate
Total Return Bond Fund	366	$75,113,227	$250,810,803	0.92%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Bond Fund	Reverse repurchase agreements	$75,113,227	$—	$75,113,227	$75,113,227	$—	$—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2016, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Up to 30 days	31-90 days	Overnight and Continuous	Total
Total Return Bond Fund
U.S. Treasury Note	$49,463,605	$—	$—	$49,463,605
Asset-Backed Securities	—	24,994,977	—	24,994,977
Corporate Bonds	—	—	930,750	930,750
Gross amount of recognized liabilities for reverse repurchase agreements	$49,463,605	$24,994,977	$930,750	$75,389,332

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Total Return Bond Fund	$111,989,430	$—	$111,989,430

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Total Return Bond Fund	$52,078,333	$688,701	$52,767,034

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax components of accumulated earnings/(deficit) as of September 30, 2016, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
Total Return Bond Fund	$31,556,686	$—	$49,327,373	$—	$(9,392,273)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund had no capital loss carryforwards.

As of September 30, 2016, the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to foreign currency reclasses, bond bifurication, paydown reclasses, equalization accounting, swap reclasses, CLO investments, recharacterization of income from investments and return of capital investments. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Total Return Bond Fund	$632,939	$15,112,588	$(15,745,527)

At September 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Total Return Bond Fund	$3,977,117,938	$97,225,809	$(48,007,448)	$49,218,361

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Securities Transactions

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Total Return Bond Fund	$3,264,957,380	$1,630,393,221

For the year ended September 30, 2016, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Total Return Bond Fund	$824,544,356	$824,557,275

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Total Return Bond Fund	$39,851,307	$1,124,016	$40,750

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management

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NOTES TO FINANCIAL STATEMENTS (continued)

Funds’ annual report on Form N-CSR dated September 30, 2015, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended September 30, 2016, in which the portfolio company is an “affiliated person,” were as follows:

Affiliated issuers by Fund	Value 09/30/15	Additions	Reductions	Value 09/30/16	Shares 09/30/16	Investment Income	Realized Loss
Total Return Bond Fund
Floating Rate Strategies Fund - Institutional Class	$—	$84,654,555	$(63,318,973)	$20,054,667	773,117	$651,037	$(1,311,803)
Guggenheim Limited Duration Fund - Institutional Class	—	15,211,441	—	15,453,399	625,391	209,346	—
Guggenheim Strategic Opportunities Fund	2,968,259	5,309,754	—	9,205,115	481,691	707,678	—
Guggenheim Strategy Fund I	95,705,888	39,179,963	(122,800,000)	12,050,977	482,232	429,204	(172,986)
Guggenheim Strategy Fund II	—	10,621,380	—	10,733,931	430,390	120,216	—
Guggenheim Strategy Fund III	—	6,294,133	—	6,342,121	253,888	43,304	—
High Yield Fund - Institutional Class	—	3,516,850	(3,438,323)	—	—	16,850	(78,526)
	98,674,147	164,788,076	(189,557,296)	73,840,210		2,177,635	(1,563,315)

9. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2016 were as follows:

Borrower	Maturity Date	Face Amount	Value
Total Return Bond Fund
Acosta, Inc.	09/26/19	$2,200,000	$174,903
Acrisure LLC	05/19/22	671,186	9,727
		$2,871,186	$184,630

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NOTES TO FINANCIAL STATEMENTS (continued)

10. Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate, 0.29% at September 30, 2016, plus 1/2 of 1%. The funds paid upfront costs of $663,359 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2016.

On October 6, 2016, the Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate, 0.29% at September 30, 2016, plus 1/2 of 1%. The funds will pay upfront costs of $2,032,388 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

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NOTES TO FINANCIAL STATEMENTS (continued)

11. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Total Return Bond Fund	Jefferies & Company, Inc.
	3.00%
	Due 10/04/16	$12,842,000	$12,876,245	Buckeye Tobacco Settlement Financing Authority
				0.00%
				06/01/47	$214,029,000	$15,196,059

	Mizuho Securities Co.
	1.51%
	Due 12/20/16	3,659,000	3,672,861	Option One Mortgage Loan Trust
				5.61%
				01/25/37	8,381,000	8,290,312

12. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Total Return Bond Fund	Capmark Military Housing Trust 2008-AMCW
	6.90% due 07/10/55	05/20/16	$10,819,814	$10,925,993
	RFTI Issuer, Ltd 2015-FL1
	2.27% due 08/15/30	10/14/15	9,961,073	9,980,131
	Capmark Military Housing Trust 2007-AETC
	5.75% due 02/10/52	09/18/14	8,335,383	8,641,964
	GMAC Commercial Mortgage Asset Corp. 2005-DRUM
	5.47% due 05/10/50	05/20/16	5,061,328	5,153,120
	United Communities LLC
	5.61% due 09/15/51	05/25/16	4,938,765	5,067,943

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
	Capmark Military Housing Trust 2007-ROBS
	6.06% due 10/10/52	04/23/15	$4,739,355	$4,772,616
	RFTI Issuer, Ltd 2015-FL1
	4.40% due 08/15/30	10/14/15	4,983,622	4,987,286
	Fort Benning Family Communities LLC
	0.87% due 01/15/36	03/27/15	4,738,446	4,696,903
	Mid-Atlantic Military Family Communities LLC
	5.30% due 08/01/50	11/19/15	3,057,493	3,133,105
	GMAC Commercial Mortgage Asset Corp. 2005-BLIS
	5.25% due 07/10/50	05/20/16	2,595,215	2,634,707
	Capmark Military Housing Trust 2007-AET2
	6.06% due 10/10/52	10/16/15	2,165,952	2,213,476
	Customers Bank
	6.13% due 06/26/29	06/24/14	2,000,000	2,020,000
	Northern Group Housing LLC
	6.80% due 08/15/53	07/25/13	1,200,000	1,580,292
	Turbine Engines Securitization Ltd. 2013 1-A
	5.13% due 12/13/48	11/27/13	1,259,373	1,259,451
	Pacific Northwest Communities LLC
	5.91% due 06/15/50	05/22/14	1,000,000	1,171,630
	HP Communities LLC
	5.62% due 09/15/32	06/09/14	1,011,240	1,160,110
	Atlantic Marine Corporations Communities LLC
	5.43% due 12/01/50	07/25/14	1,011,986	1,110,678
	Fort Knox Military Housing Privatization Project
	0.86% due 02/15/52	04/09/15	1,113,070	1,099,437
	GMAC Commercial Mortgage Asset Corp. 2003-PRES
	6.24% due 10/10/41	04/03/14	896,844	1,075,396
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	1,200,000	1,020,000
	ACC Group Housing LLC
	6.35% due 07/15/54	06/03/14	625,000	759,017
	Great Lakes CLO Ltd.
	due 01/15/23	12/06/12	955,000	402,572
	Copper River CLO Ltd 2007-1A
	due 01/20/21	05/09/14	1,755,000	333,430
	Airplanes Pass Through Trust 2001-1A
	1.07% due 03/15/19	11/30/11	607,228	244,306
	Schahin II Finance Company SPV Ltd
	due 09/25/22	03/21/12	777,505	93,816

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NOTES TO FINANCIAL STATEMENTS (concluded)

13. Subsequent Event

At a meeting that occurred on November 16, 2016, the Board approved the following changes:

Approval to add an advisory fee breakpoint (“breakpoint”) to the fixed income mutual funds. Effective on or about February 1, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to each of the following Funds’ advisory fees:

Floating Rate Strategies Fund
Investment Grade Bond Fund
Macro Opportunities Fund
Total Return Bond Fund

The introduction of advisory fee breakpoints will not result in any decrease in the nature, quality and extent of services provided to the Funds under the advisory agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 29, 2016

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the fiscal year, the following fund had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Total Return Bond Fund	0.56%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Total Return Bond Fund	0.58%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2016, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Total Return Bond Fund	59.39%	0.00%

With respect to the taxable year ended September 30, 2016, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG dividend income	From Proceeds of Shareholder Redemptions
Total Return Bond Fund	$—	$110,198

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OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) ● Guggenheim Diversified Income Fund (“Diversified Income Fund”) ● Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses.) Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; (iii) Floating Rate Strategies Fund; (iv) Limited Duration Fund; (v) Macro Opportunities Fund; (vi) Market Neutral Real Estate Fund; (vii) Risk Managed Real Estate Fund; and (viii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). Under the terms of investment

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OTHER INFORMATION (Unaudited)(continued)

management agreements between GPIM and the Trust, with respect to the GPIM-Advised Funds,1 GPIM also is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity”) with respect to Concinnity’s service as investment sub-adviser to the Capital Stewardship Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Concinnity Sub-Advisory Agreement”). Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Since Diversified Income Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 20, 2015 and the Fund launched in 2016, it was not included in the contract renewal process conducted at the meetings in April and May 2016. Similarly, Market Neutral Real Estate Fund is subject to an investment management agreement approved by the Board for an initial term of two years at an in-person Board meeting held on November 10, 2015, and the Fund launched in 2016. Consequently, Market Neutral Real Estate Fund also was not included in the scope of the 2016 contract renewal process. In addition, because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references hereafter to the “Funds” should be understood as referring to all series of the Trust, excluding: (i) Capital Stewardship Fund; (ii) Diversified Income Fund; and (iii) Market Neutral Real Estate Fund.

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into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports, as well as a discussion of those instances in which FUSE adjusted a peer group after considering a request by management to re-evaluate the peer group constituent funds.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments

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in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In addition, because Municipal Income Fund is sub-advised, the Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH and the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2015, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar

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funds with comparable asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 6th and 9th percentiles, respectively. The Committee considered the limitations on portfolio management as a result of the 2008 Lehman bankruptcy, and subsequent changes to the Fund’s investment strategies, noting that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered more recent performance periods, including the one-year and three-month periods ended December 31, 2015, and observed that the Fund’s Class A shares ranked in the 72nd and 92nd percentiles, respectively of its performance universe. Given the limited period of time that the Adviser has managed the Fund pursuant to its new investment program, the Committee also took into account updated performance data provided by the Adviser in connection with the May Meeting and noted that the Fund’s net performance for the one-year and three-month periods ended March 31, 2016 ranked in the 6th and 1st percentiles, respectively of the Morningstar Long/Short Equity peer group.

Floating Rate Strategies Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the Fund’s Class A shares ranked in the 1st and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, outperforming its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 46th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

Investment Grade Bond Fund:The returns of the Fund’s Class A shares ranked in the 1st percentile of its performance universe for both the five-year and three-year periods ended December 31, 2015, outperforming its performance universe median for both of these periods.

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Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 10th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2015, respectively, outperforming the median returns.

Macro Opportunities Fund:The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 6th and 57th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for the three-year period.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund:The Committee noted the Fund’s inception date of February 12, 2014, and observed the returns of the Fund’s Class A shares ranked in the 31st and 76th percentile of its performance universe for the one-year and three-month periods ended December 31, 2015, respectively.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 39th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee also considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 25th and 22nd percentiles for the one-year and three-month periods, respectively.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 45th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 42nd and 45th percentiles for the one-year and three-month periods, respectively.

Total Return Bond Fund: The Committee noted the Fund’s inception date of November 30, 2011, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 12th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2015, respectively, and outperformed the performance universe median for each of these periods.

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World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 66th percentile of its performance universe for the three-year period ended December 31, 2015. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods in addition to the three-year performance, including the one-year and three-month periods ended December 31, 2015, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 43rd and 39th percentiles for the one-year and three-month periods, respectively.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 72nd, 72nd and 67th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 83rd, 79th, 75th and 81st percentiles, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year, one-year and three-month periods ended December 31, 2015, and ranked in the 82nd, 75th, 70th and 67th percentiles, respectively.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2015, ranking in the 80th percentile for the five-year and three-year periods and in the 67th percentile for the one-year period. The Fund outperformed its performance universe median for three-month period ended December 31, 2015, and ranked in the 29th percentile.

In response to the Committee’s request, representatives from the Adviser provided information regarding, and discussed factors impacting, each Value Fund’s performance, including market trends and stock selection. The Adviser’s representatives also discussed the portfolio management team’s philosophy and processes and explained their expectations and strategies for the future. The Committee noted measures taken by the Adviser to remedy relative longer-term underperformance with respect to each of the Value Funds, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. The Committee noted that the Adviser believes the enhancements to the portfolio management techniques employed for each Value Fund, used in conjunction with existing proprietary quantitative models, will help improve the Fund‘s performance results. In light of the foregoing, the Committee requested and the Adviser provided supplemental performance data to enable the Committee to evaluate the impact of the strategy enhancements. In this connection, the Committee considered that the data provided by the Adviser indicated that each Value Fund’s performance was improving, with performance for the first quarter of 2016

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ranking better than the trailing one-year return. The Committee also considered the Adviser’s statement that it believes the improving trend in performance relative to peers reflects the enhancements implemented in the investment process. The Committee also noted Guggenheim’s commitment to monitor each Value Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to further address each Fund’s performance, if necessary.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In response to a supplemental request, the Committee also received and reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other funds, separate accounts and/or other types of client portfolios and investment vehicles that it manages pursuant to a similar investment objective and strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. With respect to the difference in fees charged to a comparable client that is a mutual fund, as to which Guggenheim serves as sub-adviser, the Committee took into account the following: Guggenheim advises that it has less legal and regulatory exposure as a sub-adviser to an unaffiliated fund and does not take on the same business risk because Guggenheim is not the sponsor of that fund. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Funds were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee made the following observations:

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Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 46th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (83rd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (54th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (83rd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (35th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (66th percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (98th percentile) of its peer group, as is the Fund’s the asset weighted total net expense ratio (95th percentile). The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund. In addition, the Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In this connection, the Committee considered the Adviser’s statement that it supports the Fund with significant resources and a unique approach to drive performance for investors.

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Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (37th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (94th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (6th percentile) of its peer group and the total net expense ratio is in the third quartile (63rd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (39th percentile) and the asset weighted total net expense ratio is in the 25th percentile of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) and the asset weighted total net expense ratio is in the fourth quartile (86th percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (75th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (11th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (93rd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (65th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (92nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

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With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rates presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rates was reasonable, the Committee concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently

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realizing new costs and expenses associated with investment in infrastructure to support growth. The Committee took into account the additional information provided by Guggenheim at the Committee’s request regarding the investments made to support the growth of the organization, noting, among other things, enhancements to improve operational efficiency and further development of compliance-related functions, as well as Guggenheim’s view as to how such investments benefit the Funds.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through expense limitations and/or through advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

As to the size of the Funds, the Committee took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only three Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion. With respect to the three Funds noted, the Committee considered the levels of profitability reported. The Committee also noted that each of the three Funds is subject to an expense limitation agreement, which results in a lower effective advisory fee.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s business continuity and information security plans and controls, and compliance policies and procedures, among other things.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s

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knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (65th and 68th percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2015, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that Fund’s Class A shares ranked in the fourth quartile for the one-year period ended December 31, 2015, and outperformed the performance universe median for the three-month period ended December 31, 2015, ranking in the 39th percentile. In considering the Fund’s performance for the one-year period, the Committee considered Guggenheim’s explanation that the Fund is managed very conservatively and the portfolio management team opted to maintain short duration by allocating to floating rate securities, which was a drag on performance for the period as the Federal Reserve increased interest rates fewer times than had been expected by the team. In light of all the facts and circumstances, the Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by Security Investors and do not impact the fees paid by the Fund.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	97	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	97	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	97

Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013).

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Robert B. Karn III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $499,699 in 2015 and $535,234 in 2016.

(b)
Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $38,585 in 2015 and $0 in 2016. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)
Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $141,043 in 2015 and $196,514 in 2016. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)
All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non‑Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre‑approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(e)	Audit Committee Pre‑Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and

(2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits
• Seed audits (related to new product filings, as required)
• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations
• Fund merger/reorganization support services
• Other accounting related matters
• Agreed upon procedures reports
• Attestation reports
• Other internal control reports

Tax Services

• Recurring tax services:
o Preparation of Federal and state income tax returns, including extensions
o Preparation of calculations of taxable income, including fiscal year tax designations
o Preparation of annual Federal excise tax returns (if applicable)
o Preparation of calendar year excise distribution calculations
o Calculation of tax equalization on an as-needed basis
o Preparation of the estimated excise distribution calculations on an as-needed basis
o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o Provision of tax compliance services in India for Funds with direct investments in India
o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:
o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o Assistance with calendar year shareholder reporting designations on Form 1099
o Assistance with corporate actions and tax treatment of complex securities and structured products
o Assistance with IRS ruling requests and calculation of deficiency dividends
o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o RIC qualification reviews
o Tax distribution analysis and planning
o Tax authority examination services
o Tax appeals support services
o Tax accounting methods studies
o Fund merger, reorganization and liquidation support services
o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Non‑Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $179,628 in 2015 and $196,514 in 2016.

(h)
Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non‑audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre‑approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)
The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)
Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a‑2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	December 8, 2016

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Treasurer and Chief Financial Officer

Date	December 8, 2016

*	Print the name and title of each signing officer under his or her signature.